As filed with the Securities and Exchange Commission on April 23, 2021
Registration No. 333-70850
811-04113

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 39
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 355

John Hancock Life Insurance Company (U.S.A.) Separate Account H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
(Exact name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(formerly, The Manufacturers Life Insurance Company (U.S.A.))
(Name of Depositor)

(617) 663-3000
(Depositor’s Telephone Number Including Area Code)

Copy to:
38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 200 Berkeley Street Boston, MA 02116
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)
Title of Securities Being Registered: Variable Annuity Insurance Contracts
It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 26, 2021, pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] On _____ pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Venture III® Variable Annuity Prospectus
Previously Issued Contracts

April 26, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

Venture III® Variable Annuity Prospectus
Previously Issued Contracts

April 26, 2021
This Prospectus describes interests in VENTURE III® flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture III® Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.
Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:
JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust
Active Bond Trust
American Asset Allocation Trust
American Global Growth Trust
American Growth Trust
American Growth-Income Trust
American International Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Bond Trust
Disciplined Value International Trust
Emerging Markets Value Trust
Equity Income Trust
Financial Industries Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Global Equity Trust1
Health Sciences Trust
High Yield Trust
JOHN HANCOCK VARIABLE INSURANCE TRUST
International Equity Index Trust
International Growth Stock Trust
International Small Company Trust
Investment Quality Bond Trust
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio2
Lifestyle Moderate Portfolio
Managed Volatility Balanced Portfolio
Managed Volatility Conservative Portfolio
Managed Volatility Growth Portfolio3
Managed Volatility Moderate Portfolio
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Value Trust
Money Market Trust4
Opportunistic Fixed Income
Real Estate Securities Trust
Science & Technology Trust
Select Bond Trust
JOHN HANCOCK VARIABLE INSURANCE TRUST
Short Term Government Income Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Stock Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Income Opportunities Trust
Total Bond Market Trust
Total Stock Market Index Trust
Ultra Short Term Bond Trust
Value Trust
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Advantage SMID Cap V.I. Fund4,5,6
BlackRock Basic Value V.I. Fund4,6
BlackRock Global Allocation V.I. Fund4,6
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio4
[1]	Formerly Global Trust.
[2]	Successor to Lifestyle Aggressive Portfolio.
[3]	Successor to Managed Volatility Aggressive Portfolio.
[4]	Subject to restrictions (see “V. Description of the Contract – Accumulation Provisions – Purchase Payments”).
[5]	Formerly BlackRock Advantage U.S. Total Market V.I. Fund.
[6]	Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities	410 University Avenue – Suite 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55445 Boston, MA 02205-5445 www.johnhancock.com/annuities	410 University Avenue– Suite 55445 Westwood, MA 02090 1-800-344-1029
0421:120322	Venture III®

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I.  Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
1940 Act: The Investment Company Act of 1940, as amended.
Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.
Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.
Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”
Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the first page of this Prospectus.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.
Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.
Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Code: The Internal Revenue Code of 1986, as amended.
Company: John Hancock USA or John Hancock New York, as applicable.
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Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.
Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.
Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.
Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.
Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Financial Account Plan: A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.
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Investment Options: The investment choices available to Contract Owners.
John Hancock New York: John Hancock Life Insurance Company of New York.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.
Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
Nonqualified Contract: A Contract which is not issued under a Qualified Plan.
Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.
Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contracts.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract.
Qualified Contract: A Contract issued under a Qualified Plan.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).
Rider: An optional benefit that you may have elected for an additional charge.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on
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Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.
Step-Up Date: The date on which we determine whether a Step-Up could occur.
Subaccount: A separate division of the applicable Separate Account.
Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.
Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.
Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.
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II.  Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.
What kind of Contract is described in this Prospectus?
Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.
This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, “purchase” means that you completed an application and we received it before April 4, 2009. In certain instances, your Contract may have a Contract Date after this date.
Who issued my Contract?
Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.
What are some benefits of the Contract?
The Contract offers access to Variable Investment Options, tax deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.
We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”
In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.
The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
How does the Contract work?
Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your
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Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.
Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?
That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.
Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).
Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.
Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).
What charges do I pay under the Contract?
Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.
If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.
What are my investment choices?
Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.
Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.
In selecting Variable Investment Options under a Contract, you should consider:
•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to
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keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).
Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Advantage SMID Cap Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted. If you currently have Contract Value in the BlackRock Advantage SMID Cap Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).
Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.
How can I change my investment choices?
Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.
Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract –
Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short- term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum
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withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.
What types of optional benefit Riders may have been available to me under the Contract?
This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.
We describe the following optional benefit Riders in the Appendices to this Prospectus:
Appendix B: Optional Enhanced Death Benefits
•	Annual Step-Up Death Benefit;
•	Guaranteed Earnings Multiplier Death Benefit; and
•	Triple Protection Death Benefit.
Appendix C: Optional Guaranteed Minimum Withdrawal Benefits
•	Income Plus For Life® 12.08;
•	Income Plus For Life – Joint Life® 12.08;
•	Income Plus For Life® (Quarterly Step-Up Review);
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
•	Income Plus For Life® (Annual Step-Up Review);
•	Income Plus For Life – Joint Life® (Annual Step-Up Review);
•	Principal Plus;
•	Principal Plus for Life;
•	Principal Plus for Life Plus Automatic Annual Step-Up;
•	Principal Plus for Life Plus Spousal Protection; and
•	Principal Returns.
We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life 12.08®.
If you elected to purchase any of these guaranteed minimum withdrawal benefit (“GMWB”) Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.
Appendix D: Optional Guaranteed Minimum Income Benefits
•	Guaranteed Retirement Income Program – offered by John Hancock USA;
•	Guaranteed Retirement Income Program – offered by John Hancock New York.
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
•	withdrawals (including surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
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•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used; and
•	the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes in the 2019 SECURE Act now limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional. We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
Do I receive Transaction Confirmations?
We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
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III.  Fee Tables
The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture III® Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).
The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.
Contract Owner Transaction Expenses1
Withdrawal Charge (as percentage of Purchase Payments)[2]
First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0
[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions - Premium Taxes”), may also apply to your Contract.
[2]	The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.
Periodic Fees and Expenses Other than Portfolio Expenses
	John Hancock USA	John Hancock New York
Annual Contract Fee	$0	$0
Annual Separate Account Expenses[1] (as a percentage of Contract Value in the Variable Investment Options)
Mortality and expense risks fee[2]	1.25%	1.25%
Distribution fee	0.25%	0.25%
Administration fee - asset based	0.15%	0.15%
Total Annual Separate Account Expenses (With No optional Riders Reflected)	1.65%	1.65%
Optional Benefits
Fees deducted from Separate Account
Optional Annual Step-Up Death Benefit Fee[3]	0.20%	0.20%
Optional Guaranteed Earnings Multiplier Benefit Fee	0.20%	not offered
Total Annual Separate Account Expenses (With Annual Step-Up Death Benefit and Guaranteed Earnings Multiplier Benefit fee reflected, as applicable)	2.05%	1.85%
Other Fees deducted from Contract Value
Optional Guaranteed Minimum Income Programs Fee[1]
Guaranteed Retirement Income Program II	0.45%	0.45%
Guaranteed Retirement Income Program III	0.50%	not offered
Optional Triple Protection Death Benefit[6] (as a percentage of Triple Protection Death Benefit)	0.50%	not offered
[1]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of a Contract Owner.
[3]	The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.
[4]	Subject to state availability, John Hancock USA offered the Triple Protection Death Benefit from December 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program II or Guaranteed Retirement Income Program III.

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® (Annual Step- Up Review)[1]	Income Plus For Life – Joint Life® (Annual Step- Up Review) (not available in New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[1]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in NewYork)[1]	Income Plus For Life® 12.08 (issued outside NewYork)[1]	Income Plus For Life® 12.08 (issued in New York)[1]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%

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Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[1]	Income Plus For Life – Joint Life® 12.08 (issued in New York)[1]	Principal Plus for Life Plus Automatic Annual Step- Up2	Principal Plus for Life Plus spousal Protection[3]	Principal Plus for Life[4]	Principal Plus[5]	Principal Returns[6]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.85%	0.80%	0.70%	0.65%	0.40%	0.30%	0.50%
[1]	The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
[2]	The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
[3]	The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[4]	The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[5]	The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[6]	The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.
The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2020)	Minimum [1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.50%	1.35%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.30%	1.35%
[1]	For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.
Examples
We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.
John Hancock USA Venture III® Contracts with optional benefit Riders, issued after May 1, 2006. Example 1 below assumes that you invest $10,000 in a Contract issued after January 17, 2008 with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 2 below assumes that you invest $10,000 in a Contract issued after July 17, 2006 with the Annual Step Death Benefit and Principal Plus for Life – Plus Automatic Annual Step-Up optional Riders. Example 3 assumes that you invest $10,000 in a Contract issued between May 1, 2006 and July 16, 2006 with the Annual Step Death Benefit and Principal Plus for Life optional Riders. The examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders
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	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,001	$1,752	$2,350	$4,918
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$451	$1,382	$2,350	$4,918
Example 2. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$999	$1,738	$2,316	$4,799
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$449	$1,368	$2,316	$4,799
Example 3. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$952	$1,598	$2,073	$4,306
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$401	$1,224	$2,073	$4,306
John Hancock USA Venture III® Contracts with optional benefit Riders, issued prior to May 1, 2006. Example 4 below assumes that you invest $10,000 in a Contract issued between December 8, 2003 and April 30, 2006 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit, and Principal Plus for Life optional Riders. Example 5 assumes that you invest $10,000 in a Contract issued between May 13, 2002 and December 7, 2003 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit and Guaranteed Retirement Income Program II optional Riders. Both examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 4. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$970	$1,654	$2,167	$4,478
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$421	$1,282	$2,167	$4,478
Example 5. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$939	$1,564	$2,016	$4,203
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$390	$1,190	$2,016	$4,203
John Hancock USA Venture III® Contracts with no optional benefit Riders. The following example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios that are available to such Contracts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 6. Minimum Portfolio operating expenses – John Hancock USA Contract with no optional Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$775	$1,066	$1,152	$2,472
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472
John Hancock New York Venture III® Contracts with optional benefits. Example 7 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 8 assumes that you invest
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$10,000 in a Contract with the Annual Step Death Benefit and Principal Plus for Life - Plus Automatic Annual Step-Up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 7. Maximum Portfolio operating expenses – John Hancock New York Contract with optional Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,001	$1,752	$2,350	$4,918
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$451	$1,382	$2,350	$4,918
Example 8. Maximum Portfolio operating expenses – John Hancock New York Contract with optional Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$999	$1,738	$2,316	$4,799
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$449	$1,368	$2,316	$4,799
John Hancock New York Venture III® Contracts with previously-offered optional benefits. The following example assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and the Guaranteed Retirement Income Program II optional benefit Rider. This example also assumes that your Contract has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 9. Maximum Portfolio operating expenses – John Hancock New York Contract with previously-offered optional Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$907	$1,466	$1,850	$3,894
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$356	$1,088	$1,850	$3,894
John Hancock New York Venture III® Contracts with no optional benefits The next example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 10. Minimum Portfolio operating expenses – John Hancock New York Contract with no optional Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$775	$1,066	$1,152	$2,472
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472
We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.
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IV.  General Information about Us,
the Separate Accounts and the Portfolios
The Companies
Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue – Suite 55444, Westwood, MA 02090; and its email address is www.johnhancock.com/annuities.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; its overnight mail address is 410 University Avenue – Suite 55445, Westwood, MA 02090; and its email address is www.johnhancock.com/annuities.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders.
Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.
For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising
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under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.
We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.
We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
•	the John Hancock Variable Insurance Trust; or
•	(for certain John Hancock USA Contracts issued before May 1, 2006) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or
•	(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Advantage SMID Cap V.I. Fund,” the “BlackRock Basic Value V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”
The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
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The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.
Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Trust Advisers, LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
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The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
The BlackRock Advantage SMID Cap V.I. Fund, the BlackRock Basic Value V.I. Fund and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment sub-adviser to the BlackRock Advantage SMID Cap V.I. Fund, the BlackRock Basic Value V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund, and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.
If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
Portfolio Expenses
Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.
The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.
Funds of Funds and Master-Feeder Funds
Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio, and the PIMCO VIT All Asset Portfolio, is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.
Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income and American International Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.
Portfolio Investment Objectives
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio. You can obtain a copy of a Portfolio’s
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prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002). More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.
The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).
JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
500 Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust[1] Series I, II	Manulife Investment Management (US) LLC	Seeks income and capital appreciation.
American Asset Allocation Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
Blue Chip Growth Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation Trust Series I, II	Jennison Associates LLC	Seeks long-term growth of capital.
Capital Appreciation Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
Core Bond Trust Series I, II	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Disciplined Value International Trust Series I, II	Boston Partners Global Investors, Inc.	Seeks long-term growth of capital.
Emerging Markets Value Trust Series II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Equity Income Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series I, II	Manulife Investment Management (US) LLC	Seeks growth of capital.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Fundamental All Cap Core Trust Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital.
Fundamental Large Cap Value Trust Series I, II	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
Global Equity Trust (formerly Global Trust) Series I, II	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
Health Sciences Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series I, II	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust Series I, II	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company Trust Series I, II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Investment Quality Bond Trust Series I, II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (successor to Lifestyle Aggressive Portfolio) Series I, II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (successor to Managed Volatility Aggressive Portfolio) Series I, II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Managed Volatility Moderate Portfolio Series I, II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Mid Cap Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series I, II	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series I, II	Manulife Investment Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Opportunistic Fixed Income Trust Series I, II	Wellington Management Company, LLP	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Real Estate Securities Trust Series I, II	Wellington Management Company, LLP	Seeks to achieve a combination of long-term capital appreciation and current income.
Science & Technology Trust Series I, II	T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[3]	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.
Select Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks income and capital appreciation.
Short Term Government Income Trust Series I, II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Opportunities Trust Series I, II	Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco”)[4]	Seeks long-term capital appreciation.
Small Cap Stock Trust Series I, II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Value Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Company Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.
Strategic Income Opportunities Trust Series I, II	Manulife Investment Management (US) LLC	Seeks a high level of current income.
Total Bond Market Trust Series II	Manulife Investment Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Total Stock Market Index Trust Series I, II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Ultra Short Term Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Advantage SMID Cap V. I. Fund[5] (formerly BlackRock Advantage U.S. Total Market V.I. Fund) Series II	BlackRock Investment Management, LLC	Seeks long-term growth of capital.
BlackRock Basic Value V. I. Fund[5] Series II	BlackRock Investment Management, LLC	Seeks capital appreciation and, secondarily, income.
BlackRock Global Allocation V. I. Fund[6] Series II	BlackRock Investment Management, LLC and BlackRock International Limited	Seeks high total investment return.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio Class M	Pacific Investment Management Company	Seeks maximum real return consistent with preservation of real capital and prudent investment management.
[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and Manulife Investment Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[3]	The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.
[4]	The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[5]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.
[6]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.
Voting Interest
We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract
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allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.
We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.
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V.  Description of the Contract
Eligible Plans
Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.
Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:
•	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
•	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.
Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.
Eligibility Restrictions
Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.
Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional benefit Riders, if any, were available).
We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.
Accumulation Period Provisions
Purchase Payments
Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.
Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
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•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.
Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.
Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.
Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.
We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.
There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
•	no automatic withdrawal program from your Contract is in effect; and
•	your GMWB Rider is not in the Settlement Phase.
For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Whether you can make regular contributions to the contract will generally depend on whether you have the necessary earned income for the year. Other restrictions may apply depending on your plan Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. Please consult with a qualified tax professional for additional information.
Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
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If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:
•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
•	the Contract Value at the end of such two year period is less than $2,000.
In addition, if your account value becomes less than the annual administration and/or rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.
As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, Rider fee and Unpaid Loan. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable). The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).
Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.
Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Advantage SMID Cap Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the BlackRock Advantage SMID Cap Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into any of these Investment Options, then the program will continue to make those transfers (see “Special Transfer Services − Asset Rebalancing Program” in this section, below).
Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:
•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.
Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.
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We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.
We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.
Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.
We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.
Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:
(a)  is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)  is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)  is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.
Transfers You May Make Among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the
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right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.
Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.
To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short- term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to take other actions to restrict trading, including, but not limited to:
•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot povide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
Maximum Number of Investment Options
There is no limit on the number of Investment Options to which you may allocate Purchase Payments.
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Telephone and Electronic Transactions
We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
•	any loss or theft of your password; or
•	any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly. All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Special Transfer Services – Dollar Cost Averaging Program
We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.
The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.
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You should consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.
Special Transfer Services − Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.
For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:
•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).
Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.
Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any Unpaid Loans (including unpaid interest) and any applicable Rider charge, tax or administration fee, and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.
When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal
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benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.
When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.
Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey)*
We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:
•	you have no signed application on file with us; or
•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal or surrender request; or
•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Special Withdrawal Services – The Income Plan
We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you
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are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.
Special Withdrawal Services – The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.
Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.
Death Benefit During the Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract’s Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. Please read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.
Amount of Death Benefit. The death benefit under the Contracts is the greater of:
•	the Contract Value; or
•	the Minimum Death Benefit.
We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix B: “Optional Enhanced Death Benefits”).
Minimum Death Benefit. We determine the minimum death benefit as follows: minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with withdrawals.
We reduce the minimum death benefit proportionally in connection with withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the withdrawal amount divided by your Contract Value before the withdrawal.
We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner’s Spouse.
Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
•	a certified copy of a death certificate; or
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•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•	any other proof satisfactory to us.
If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., “Nonqualified Contracts.” Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.
We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:
•	The Beneficiary becomes the Owner.
•	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
•	We waive withdrawal charges for all future distributions.
•	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
•	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an
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annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
•	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.
We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.
A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.
Optional Enhanced Death Benefits
Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased. For Contracts issued in connection with a Qualified Plan, including an IRA, the Internal Revenue Code may now limit the availability of certain “Optional Enhanced Death Benefits” for certain classes of Beneficiaries.
Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.
Guaranteed Earnings Multiplier Death Benefit (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier was available only at Contract issue and cannot be revoked once elected.
Triple Protection Death Benefit (Not available in New York and Washington). John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at
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Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.
Pay-out Period Provisions
General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:
•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.
Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).
Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.
A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.
When John Hancock USA issued a Contract outside New York:
•	the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary; and
•	the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

Please review your Contract carefully to determine the Maturity Date applicable to your Contract.
You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.
For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:
•	a Nonqualified Contract, or
•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.
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Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.
We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. The Internal Revenue Code or the United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.
Once annuity payments commence:
•	you are no longer permitted to make any withdrawals under the Contract;
•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
•	we may not change the Annuity Option or the form of settlement; and
•	your Guaranteed Minimum Death Benefit terminates.
Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:
Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.
Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.
Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.
Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.
Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus,
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Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.
GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.
GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the
Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.
GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.
We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provide on a guaranteed basis under Annuity Option 1(a): Non- Refund Life Annuity.
GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.
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We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Life Annuity.
GMWB Alternate Annuity Option 5: Fixed Period Certain Only – This Annuity Option is available only if:
•	you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.
This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)
We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or
•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.
Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.
We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.
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Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).
We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.
Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.
Transfers During the Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Death Benefit During the Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.
Optional Guaranteed Minimum Income Benefits
Please see Appendix D: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly
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annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.
Other Contract Provisions
Ownership
Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.
You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.
Before requesting a change of ownership or making an assignment of your Contract, please consider the following:
•	A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
•	In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)
•	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
•	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.
We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.
Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.
On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.
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If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.
Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries and the Code may limit the payout options available for certain classes of Beneficiaries.
Modification
We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.
Misstatement and Proof of Age, Sex or Survival
We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.
Fixed Investment Options
Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor in a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.
Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services – Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time to time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.
A one-year Fixed Investment Option was offered to John Hancock USA Contracts issued prior to January 22, 2002. However, you may no longer make Additional Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased your John Hancock USA Contract on or after January 22, 2002, you may not make Additional Purchase Payments or transfers to the one-year Fixed Investment Option.
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A one-year Fixed Investment Option was offered to John Hancock New York Contracts issued prior to March 2003.
Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.
Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period (when available). You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.
You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.
Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.
Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.
Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.
We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law). If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.
Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”
Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.
Charges. No asset based charges are deducted from Fixed Investment Options.
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VI.  Charges and Deductions
We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and/or Appendix D: “Optional Guaranteed Minimum Income Benefit(s).”
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).
Withdrawal Charges
If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments.
Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) certain other “free Withdrawal Amounts,” described below; or (iii) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below. Withdrawals from the Fixed Investment Option may be subject to a market value charge.
We do not impose a withdrawal charge on amounts allocated to any “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:
•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).
Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date).
Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.
Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.
Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.
Withdrawal Charge
(as percentage of Purchase Payments)
First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%
The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial
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withdrawal, the amount requested from an Investment Account may not exceed the value of the Investment Account less any applicable withdrawal charge.
How We Determine the Withdrawal Charge. We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, any Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.
There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.
Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.
For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”
Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home
(John Hancock USA Contracts only; not available in MA and NY)
For Venture III Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:
•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
•	the confinement began at least one year after the Contract Date;
•	confinement was prescribed by a “Physician”;
•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.
An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and has access to medical, diagnostic and major surgical facilities.
A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.
“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.
The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2006. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”). Please consult with your own qualified tax professional before requesting the waiver.
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There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.
Administration Fee
We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.
Distribution Fee
A daily charge at an annual effective rate of 0.25% of the value of each corresponding Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.
To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the Fixed Investment Option.
Reduction or Elimination of Charges and Deductions
(Not available in New York)
We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:
•	We considered the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;
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•	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;
•	We considered the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;
•	We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;
•	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;
•	There may have been other circumstances that resulted in reduced expenses.
If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.
In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.
Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.
In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under the applicable state law.
	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME [2]	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD [2]	0.00%	1.25% [3]
TX [4]	0.04%	0.04%
WV [5]	1.00%	1.00%
WY	0.00%	1.00%
[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”
[5]	For tax years beginning January 1, 2021 or later, the state no longer charges a premium tax on annuity contracts.
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VII.  Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult your own qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
Special Considerations for Optional Benefits
At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.
If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):
•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
•	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” using the Contract Value. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
•	Any annuity payments that you receive under an Annuity Option will be taxed in the manner described in “Taxation of Annuity Payments” below.
If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):
•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
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•	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.
You should consult with your own qualified tax professional for information on any optional benefit Rider.
General Information Regarding Nonqualified Contracts
(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)
Tax Deferral During Accumulation Period
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.
However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.
In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.
The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.
Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.
For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult your own qualified tax professional if you own or intend to purchase more than one annuity contract.
The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.
Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.
In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either
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contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.
EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.
You should consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.
Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.
Taxation of Annuity Payments
When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.
In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income-tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.
Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”
Section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be
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reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.
Surrenders, Withdrawals, Transfers and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.
When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.
For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.
When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner's investment in the Contract is increased by the amount included in the transferor's gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person, are not married to each other and the ownership of the Contract transfers to the Annuitant upon annuitization. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.
Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.
Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.
After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:
•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
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•	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.
Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	attributable to the Contract Owner becoming disabled (as defined in the tax law);
•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or made with respect to certain annuities issued in connection with structured settlement agreements.
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.
In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that Contract Owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
Medicare Tax on Unearned Income
A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be
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defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).
Please consult your own qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.
Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.
Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.
General Information Regarding Qualified Contracts
(Contracts Purchased to Fund an IRA or Other Qualified Plan)
Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.
When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.
Please consult your own qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.
Additional Purchase Payments to Qualified Contracts
You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):
•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.
*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional
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Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.
Distribution Requirements
The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.
Traditional IRAs
Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.
The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.
Under our administrative rules beginning February 2009, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.
Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
Distributions from a Traditional IRA
In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
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A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
Required Minimum Distributions from a Traditional IRA
Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 was waived.
Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72.
The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult
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with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½ or 72. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. (Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 was waived.) Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.
If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our administrative rules beginning February 2009, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
•	made after the Owner turns age 59½;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
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Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.
You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.
If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.
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Other Qualified Plans
You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:
Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.
In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.
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Collecting and Using Information
Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.
Contributions to Other Qualified Plans
You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.
Distributions from Other Qualified Plans
If permitted under your plan, you may take a withdrawal in the form of a distribution:
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
•	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.
*	Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.
In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.
You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.
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In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.
Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with your own qualified tax professional for further information.
Required Minimum Distributions from Other Qualified Plans
Note: Under the federal CARES Act, the obligation to take any required minimum distribution was waived for 2020.
Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of two dates as described below.
For a Qualified Plan participant born before July 1, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70½, or
•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after June 30, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 72, or
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
Penalty Tax on Premature Distributions from Other Qualified Plans
A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and “designated beneficiary” (as defined in the tax law).*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Contract Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult with your own qualified tax professional.
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Withholding on Eligible Rollover Distributions
Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.
If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract.
We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract to another Qualified Plan and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.
Designated Roth Accounts within Other Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.
Rollover to a Roth IRA
Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.
You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.
A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.
If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a
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withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.
Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).
We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your 403(b) Plan.
Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.
We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a 403(b) Plan to a previously issued Contract used in a 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.
In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.
Please see the SAI for information regarding withdrawals under 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Loans Under Section 403(b) Of The Code
You may be eligible for a loan of some or all of your Contract Value if:
•	We issued your Contract prior to November 12, 2007,
•	Your Contract does not contain a GMWB Rider,
•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code,
•	The retirement plan is not subject to Title 1 of ERISA, and
•	Your retirement plan permits you to request the loan.
Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.
Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, please consult your own tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in
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adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.
Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.
We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.
If you have a loan outstanding under a Contract intended for use with a 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.
Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult with your own qualified tax professional.
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VIII.  General Matters
Asset Allocation Services
We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors may also have offered the Contracts directly to potential purchasers.
JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.
The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).
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Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.
In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.
These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2020, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.
Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.
For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.
Transaction Confirmations
We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
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Reinsurance Arrangements
From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.
Statements of Additional Information
Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.
John Hancock Life Insurance Company (U.S.A.) Separate Account H
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
John Hancock Life Insurance Company of New York Separate Account A
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
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Financial Statements
The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2020 and 2019, and its Separate Account financial statements for the year ended December 31, 2020 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2020, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.
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Appendix A: Examples of Calculation of Withdrawal Charge
Example 1 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are no withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.
Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
1	$55,000	$ 5,000[1]	$50,000	6%	$3,000
2	$50,500	$ 5,000[2]	$45,500	5%	$2,275
3	$35,000	$ 5,000[3]	$45,000	4%	$1,200
4	$70,000	$20,000 [4]	$50,000	0%	$ 0
During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.
[1]	In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).
[2]	In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
[3]	In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
[4]	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.
Example 2 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.
Hypothetical Contract Value	Withdrawal Requested	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
$65,000	$2,000	$15,000 [1]	$ 0	5%	$ 0
$49,000	$5,000	$ 3,000[2]	$2,000	5%	$100
$52,000	$7,000	$ 4,000[3]	$3,000	5%	$150
$44,000	$8,000	$ 0[4]	$8,000	5%	$400
[1]	For the first example, the accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
[2]	The Contract has negative accumulate earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
[3]	The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
[4]	The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.
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Appendix B: Optional Enhanced Death Benefits
This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Venture III® Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.
You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.
The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.
1.  Annual Step-Up Death Benefit
2.  Guaranteed Earnings Multiplier Death Benefit – Not offered in New York or Washington
3.  Triple Protection Death Benefit – Not offered in New York or Washington.
Annual Step-Up Death Benefit
If you elected the optional Annual Step-Up Death Benefit, we impose an additional daily charge at an annual effective rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step-Up Death Benefit Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.
Under this benefit, if the Owner dies before the Contract’s Maturity Date, we will pay an “Annual Step-Up Benefit” to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)
The Annual Step-Up Death Benefit is the greatest “Anniversary Value” after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, minus amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.
We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.
If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, we treat the death benefit paid upon the first Owner’s death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death in the determination of the Annual Step-Up Death Benefit for the surviving Spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner’s death.
Termination of the Annual Step-Up Death Benefit. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of: (a) the date the Contract terminates; (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.
The continuation of the optional Annual Step-Up Death Benefit to an existing Contract for a surviving Spouse may not always be in your interest since an additional fee is imposed for this benefit.
Qualified Plans
If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional. Federal tax law may limit the period over which the death benefit can be paid when the Beneficiary is not your surviving spouse.
B-1

Guaranteed Earnings Multiplier
(Not available in New York and Washington)
If you elected the optional Guaranteed Earnings Multiplier benefit, we impose an additional daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.
Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.
The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of certain Qualified Contracts.
If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.
We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Guaranteed Earnings Multiplier benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.
If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects to continue the Contract, the Guaranteed Earnings Multiplier will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.
For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving Spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner’s death and the Guaranteed Earnings Multiplier benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.
Termination of the Guaranteed Earnings Multiplier. The Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Guaranteed Earnings Multiplier) as the new Owner.
Triple Protection Death Benefit
(Not available in New York or Washington)
If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.
Under this benefit, if the Owner dies before the Contract’s Maturity Date, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an “‘Enhanced Earnings Death Benefit’ Factor”* plus the greatest of:
•	the Contract Value;
•	the Return of Purchase Payments Death Benefit Factor*;
•	the Annual Step-Up Death Benefit Factor*; or
•	the Graded Death Benefit Factor*. *defined below
B-2

We deduct any Debt under your Contract from the amount described above.
Enhanced Earnings Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the “‘Enhanced Earnings Death Benefit’ Factor” is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, “Earnings” is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals. The maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.
Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:
•	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.
•	“Earnings” are equal to $175,000 minus $150,000, or $25,000.
•	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.
Note that for purposes of the Triple Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).
Return of Purchase Payments Death Benefit Factor. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals.
Annual Step-Up Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s reaching age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary.
Graded Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:
(1)  is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:
Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%
[1]	If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.
(2)  is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.
The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.
The Triple Protection Death Benefit Factors are separate and distinct from similarly named terms, such as “Annual Step-Up Death Benefit” that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.
Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar
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amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.
The guaranteed death benefits provided by the Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract
Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.
Determination and Distribution of the Triple Protection Death Benefit. We determine the death benefit paid under the Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.
If the Beneficiary is the deceased Owner’s Spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.
For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving Spouse:
•	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract.
•	In determining the Enhanced Earnings Death Benefit Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.
•	In determining other elements of the death benefit calculation (described above as the Return of Purchase Payments Death Benefit Factor, the Annual Step-Up Death Benefit Factor, and the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.
Investment Options. We reserve the right to restrict Investment Options at any time. We will notify you in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.
At the current time, there are no additional Investment Option restrictions imposed on the Triple Protection Death Benefit Rider.
Termination of the Triple Protection Death Benefit Rider. The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:
•	the date the Contract terminates;
•	the Maturity Date; or
•	the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.
Determination of the Triple Protection Death Benefit Fee. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple
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Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
If there is a total withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the total withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.
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Appendix C: Optional Guaranteed Minimum Withdrawal Benefits
This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:
Income Plus for Life® Series Riders
•	Income Plus For Life® 12.08 Series:
•	Income Plus For Life® 12.08
•	Income Plus For Life – Joint Life® 12.08
•	Income Plus For Life® (Quarterly Step-Up Review) Series
•	Income Plus For Life® (Quarterly Step-Up Review)
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
•	Income Plus For Life® (Annual Step-Up Review) Series*
•	Income Plus For Life® (Annual Step-Up Review)
•	Income Plus For Life – Joint Life® (Annual Step-Up Review)
*	The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life®.”
Principal Plus for Life Series Riders
•	Principal Plus for Life
•	Principal Plus for Life Plus Automatic Annual Step-Up
•	Principal Plus for Life Plus Spousal Protection
Principal Plus Rider
Principal Returns Rider
These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.
We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.
General Information about Guaranteed Minimum Withdrawal Benefit Riders
This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.
Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:
Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.
Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed

Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.
The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the “Features” section of this Appendix.
Covered Person(s)
Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.
Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.
EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.
The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.
Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” (a “Spouse”) under state law to be treated as a Covered Person under the Contract.
For Riders issued with Nonqualified Contracts:
•	both Spouses must be named as co-Owners of the Contract; or
•	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.
For Riders issued with Qualified Contracts:
•	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
•	the Owner’s Spouse must be the designated Beneficiary.
A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.
Availability of Guaranteed Minimum Withdrawal Benefit Riders
You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.
Guaranteed Minimum Withdrawal Benefit Rider. You could only purchase a Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired, you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.
Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:
•	on the date we determine the death benefit;
•	after the Annuity Commencement Date at the time an Annuity Option begins; or

•	at full surrender of the Contract; or
•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.
We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.
Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.
Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.
Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any the amount of Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.
Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.
If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Restrictions on Additional Purchase Payments
If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.
Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
•	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.
Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
•	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
•	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.
For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment restrictions to Qualified Contracts.
Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:
•	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).
•	Other limitations on Additional Purchase Payments may vary by state.
You should consult with a qualified tax professional regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.
Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:
•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
•	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.
For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.
Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.
Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
(a)  among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)  in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).
Subject to our restrictions on frequent trading:
•	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
•	if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.
You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.
You should consult with your financial representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.
Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
•	Lifestyle Balanced Portfolio
•	Lifestyle Conservative Portfolio
•	Lifestyle Growth Portfolio

•	Lifestyle Moderate Portfolio
•	Managed Volatility Balanced Portfolio
•	Managed Volatility Conservative Portfolio
•	Managed Volatility Growth Portfolio
•	Managed Volatility Moderate Portfolio
•	Total Bond Market Trust
•	Ultra Short Term Bond Trust
You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option in connection with your selected Investment Options.
Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):
•	American Asset Allocation Trust
•	Capital Appreciation Value Trust
•	Money Market Trust
If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.
We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.
If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.
None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.
Restricted Model Allocations:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Global Balanced PS (only available to Global Balanced investors; not available after June 30, 2014)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced Portfolio Opportunistic Fixed Income Trust
American Global Diversification (not available after April 30, 2009)	65% 20% 10% 5%	American Global Growth Trust Select Bond Trust High Yield Trust American New World Trust
Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Select Bond Trust American Growth-Income Trust American Growth Trust American International Trust
Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Managed Volatility Balanced Portfolio Opportunistic Fixed Income Trust
Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust
Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Large Cap Value Trust Equity Income Trust Active Bond Trust Strategic Income Opportunities Trust
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Core Holdings of America (not available after August 1, 2005)	35% 25% 25% 15%	Active Bond Trust American Growth Trust American Growth-Income Trust American International Trust
Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity Income Trust
Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust
Global (not available after April 30, 2005)	30% 30% 20% 20%	Disciplined Value International Trust Opportunistic Fixed Income Trust American Growth-Income Trust Blue Chip Growth Trust

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.
Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.
Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.
Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.
Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.
We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.
Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.
Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.
Our Principal Plus and Principal Plus for Life Series Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.
If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.
Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.
Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre- authorize periodic withdrawals to receive amounts guaranteed under the Rider.
The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.
Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
•	you select option A, B or C above; and
•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.
Income Made Easy withdrawals, like other withdrawals:
•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59½, a 10% penalty tax under the Code;
•	reduce the death benefit and other optional benefits;
•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
•	may reduce your ability to obtain Step-Ups.
If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in V. Description of the Contract”) if you enroll in the Income Made Easy Program.
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:
•	Pre-59½ Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
•	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters - Required Minimum Distributions.”
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.
If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.
The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.
If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).
Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.
We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59½ Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax professional.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.
During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
Additional Annuity Options
In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”
Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract–Pay-out Period Provisions”).
When you take withdrawals:
•	you have the flexibility to start and stop withdrawals;
•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
•	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and
•	you reduce the Contract Value available for annuitization.

When you annuitize:
•	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
•	you no longer have access to the Contract Value; and
•	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.
Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59½. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders.
Features of Income Plus For Life® 12.08 Series Riders
Covered Person(s)
The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).
IPFL 12.08 Series Rider Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
•	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).
The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.
Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:
•	(for Income Plus For Life® 12.08) you were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58½ (age 61 in NY).
•	(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58½ (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 12.08) turns age 59½. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect. Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® 12.08 – 5%
•	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York)
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.
EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59½. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your

Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).
Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:
•	Annual Credit Rate
•	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.
•	For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider.
Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.
Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).
Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)
If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.
At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount.
The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.
“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.
We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.
The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.
We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.
Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58½, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.
Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).
We do not reduce the Benefit Base and/or the Lifetime Income Amount:
•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.
The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that

Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:
•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.
The settlement amount we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® 12.08:
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.
2.	The Covered Person	-	ends without any further benefit.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non- Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life –

Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a
Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders
Income Plus For Life® (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.
Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:
•	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or
•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.
Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values

(as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.
Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.
Form of Guaranteed Amounts
The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).
IPFL (Quarterly Step-Up Review) Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review)); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.
EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).
We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:
•	(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58½ (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the

Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58½ (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® (Quarterly Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York)
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000.

Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).
Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:
•	Annual Credit Rate –
•	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.
•	For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:
•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.
We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.
Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the “Target Amount”(see below).
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.
The Target Amount is the greater of:
•	200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
•	the highest Target Value.
In no event, however, will we set a Target Amount in excess of $5 million.
Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.
We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.
EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:
•	(200% × $100,000) + (100% × $25,000) = $225,000; or
•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.
Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
•	the Contract Value on that date; and
•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.
If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
•	the Contract Value on the Contract Anniversary; or
•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”
If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.
EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.
Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.
Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step- Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58½ at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.
Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).
The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.
The settlement amount we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Impact of Death Benefits
Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.
2.	The Covered Person	-	ends without any further benefit.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider
You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Income Plus For Life® (Annual Step-Up Review) Series Riders
Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”
Form of Guaranteed Amounts
Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).
IPFL (Annual Step-Up Review) Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).
We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.
Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:
•	(for Income Plus For Life® (Annual Step-Up Review)) you were age 59½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59½ (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59½ or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59½. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® (Annual Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step- Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.

Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:
•	Annual Credit Rate:
•	7% for Riders purchased on or after January 17, 2008 and outside of New York;
•	6% for Riders purchased before January 17, 2008 or in New York.
•	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit. Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).
Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life®

(Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount (see below).
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.
The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.
We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.
The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.
Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.
Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.
EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
•	any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).
We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)
Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.
Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:
•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
•	the Contract Value immediately after the Excess Withdrawal.
After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.
Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner

(or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or
•	you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59½, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.
If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
•	the Excess Withdrawal amount; divided by
•	the Contract Value before the withdrawal.
We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year;
•	there were no Excess Withdrawals during that Contract Year; and
•	the Benefit Base is still greater than zero at the time.
You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.
•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Impact of Death Benefits
Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):
1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step- Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Termination of Rider
You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	the death or removal of the Covered Person; or
•	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders
Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.
In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.
Principal Plus and PPFL Benefits
Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
•	(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5%); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58½ or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58½.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59½ or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59½.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.
•	(for Principal Plus for Life Plus Spousal Protection) the older of you and your Spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older Spouse would turn age 65. (The Lifetime Income Date does not change if the older Spouse does not survive to this date and the younger Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”
The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.
The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.
Benefit Rate
The Benefit Rate is:
•	Principal Plus – 5.00%
•	Principal Plus for Life – 5.00%
•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%
•	Principal Plus for Life Plus Spousal Protection – 5.00%
Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.
Increases in Guaranteed Amounts
Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.
We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.
Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
•	in the case of the Lifetime Income Amount, to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.
We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.
Credits. The Riders provide the following Credit features:
•	Credit Rate – 5%.
•	initial Credit Period
•	(for Principal Plus) – the first 5 Contract Years.
•	(for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period is based on the age of that Covered Person as of the initial Contract Date. The Credit Period does not change upon the death of either Covered Person.
•	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.
•	extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
Each time you qualify for a Credit, we increase the Benefit Base:
•	by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise
•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.
Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.
EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).

•	At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).
Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
•	(for Principal Plus and Principal Plus for Life) 0.75%, and
•	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.
If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Step-Up Dates. We schedule Step-Up Dates:
•	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th,etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued before May 1, 2007 and in a limited number of states thereafter) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued on and after May 1, 2007 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
•	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
•	(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.
Under Principal Plus for Life Plus Automatic Annual Step-Up, prior to May 1, 2007, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date. On and after May 1, 2007, we continue Step-Up’s until age 95.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).
Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.
If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.
We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.
Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.
Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.
We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.
Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:
•	the Lifetime Income Amount prior to the withdrawal; or
•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.
Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.
If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:
•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.
For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.
In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax professional for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.
We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.
Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.
The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.
Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals - Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”
This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.
Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
•	You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
•	You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
•	We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.
•	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime

Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.
Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.
Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:
If the Beneficiary is:		Then PRINCIPAL PLUS:
1.	The deceased Owner’s Spouse	-	Continues if the Benefit Base is greater than zero.
		-	Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
		-	Continues to impose the Principal Plus fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.
2.	Not the deceased Owner’s Spouse	-	Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
		-	Continues to impose the Principal Plus for Life fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.
2.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
3.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
4.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
		-	In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider continues. We continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we increase the Contract Value to equal the amount of the death benefit (but do not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider continues in effect, and we base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.
If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:
•	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
•	no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or
•	based on amounts we calculate under our Life Expectancy Distribution program (see “Life Expectancy Distribution Program” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider continues if the death benefit or the Benefit Base is greater than zero at the time. We step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider does not continue to provide for any remaining Credits or Step-Ups, and does not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee continues (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider enters its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.
If the surviving Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the Spouse of the decedent, that Spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:
•	if the removed Covered Person subsequently dies, there is no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.
Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	under Principal Plus, the date the Benefit Base depletes to zero; or
•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
•	under Principal Plus, the Maturity Date under the Contract; or
•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Principal Returns Rider
Form of Guarantee
The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).
In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.
The Rider does not provide a lifetime income guarantee.
Benefit Base
The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.
The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step- Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.
Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider.
We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:
•	8% of the Benefit Base immediately after the Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.
We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).
Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:
•	the amount of your initial Purchase Payments, up to $5 million; or
•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.
Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.
If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.
You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.
Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.
We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased
Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.
Withdrawals, Distributions and Settlements
Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.
We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.
Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.
Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:
•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.
We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.
If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.
Settlement Phase. The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.
This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.
Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.
Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
•	Continues if the Benefit Base is greater than zero.
•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
•	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life

Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
•	Continues to impose the Rider fee.
•	Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
•	Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	the date the Benefit Base and the Contract Value both deplete to zero; or
•	the date an Annuity Option under the Contract begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.

Appendix D: Optional Guaranteed Minimum Income Benefits
This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture III® Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.
You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.
The following is a list of the various optional guaranteed minimum income benefits that you may have been available to you at issue. Not all Riders were available at the same time or in all states.
John Hancock USA
•	Guaranteed Retirement Income Program II
•	Guaranteed Retirement Income Program III
John Hancock New York
•	Guaranteed Retirement Income Program I
•	Guaranteed Retirement Income Program II
The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by the Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.
John Hancock USA
Availability of Guaranteed Retirement Income Program. Two versions of the Guaranteed Retirement Income Program were offered with John Hancock USA Contracts. Guaranteed Retirement Income Program II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). Any differences between Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.
Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.
Income Base. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.
The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.
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Growth Factor Income Base:
The Growth Factor Income Base is equal to (a) less (b), where:
(a)  is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)  is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.
Guaranteed Retirement Income Program II Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is age 75 or younger at issue, and 4% per annum if the oldest Annuitant is age 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Guaranteed Retirement Income Program III Growth Factor: The growth factor is 5% per annum if the oldest Annuitant is age 75 or younger at issue, and 3% per annum if the oldest Annuitant is age 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Program and prior to the oldest Annuitant’s 81st birthday. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.
Guaranteed Retirement Income Program II Income Base Reductions: Withdrawals reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step- Up Income Base, as appropriate, immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Guaranteed Retirement Income Program III Income Base Reductions: If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal; and (ii) is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.
Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-out Period Provisions – Annuity Options” in “V. Description of the Contract”).
Life Annuity with a 10-Year Period Certain – Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.
Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).
Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).
The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise the Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)
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If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.
Guaranteed Retirement Income Program Fee. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
Guaranteed Retirement Income Benefit III	0.50%
If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.
Termination of Guaranteed Retirement Income Program. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
•	the termination of the Contract for any reason; or
•	the exercise of the Guaranteed Retirement Income Program benefit.
Qualified Plans. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program. Changes in federal tax laws may also limit a Beneficiary’s ability to receive benefits under the Guaranteed Retirement Income Program.
Hence, you should consider that because (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.
In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the Required Minimum Distribution that must be made under your Contract.
In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.
Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that these Riders guarantee may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.
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John Hancock New York
Availability of Guaranteed Retirement Income Program. Two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.
Exercise of Guaranteed Retirement Income Program. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.
Income Base. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.
The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.
Growth Factor Income Base (Guaranteed Retirement Income Program II only).
The Growth Factor Income Base is equal to (a) less (b), where:
(a)  is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)  is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.
Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.
Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-out Period Provisions – Annuity Options”).
Life Annuity with a 10-Year Period Certain.
Joint and Survivor Life Annuity with a 10-Year Period Certain – (availability may vary by state).
Joint and Survivor Life Annuity with a 20-Year Period Certain – (availability may vary by state).
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The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise the Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)
If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.
Guaranteed Retirement Income Program Fee. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Benefit I	0.30%
Guaranteed Retirement Income Benefit II	0.45%
If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.
Termination of Guaranteed Retirement Income Program. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
•	the termination of the Contract for any reason; or
•	the exercise of the Guaranteed Retirement Income Program benefit.
Qualified Plans. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Program. Changes in federal tax laws may also limit a Beneficiary’s ability to receive benefits under the Guaranteed Retirement Income Program.
You should consider that since (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.
In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the Required Minimum Distribution that must be made under your Contract.
In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.
Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that these Riders
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guarantee may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.
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Appendix U: Tables of Accumulation Unit Values
The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.
We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges.)
The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:
•	Venture III® Contracts with no optional benefit Riders;
•	Venture III® Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
•	Venture III® Contracts with the Guaranteed Earnings Multiplier optional benefit Rider; and
•	Venture III® Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.
Please note that fees for the guaranteed minimum withdrawal benefit Riders (i.e., Income Plus For Life® Series, Income Plus For Life – Joint Life® Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection and Principal Returns) and for the Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture III Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture III Variable Annuity

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	10.352	10.361
Value at End of Year	—	—	—	—	—	—	—	—	—	10.352
Venture III No. of Units	—	—	—	—	—	—	—	—	—	136,896

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.583	12.600
Value at End of Year	—	—	—	—	—	—	—	—	—	12.583
Venture III No. of Units	—	—	—	—	—	—	—	—	—	190,110

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	12.388	12.423
Value at End of Year	—	—	—	—	—	—	—	—	—	12.388
Venture III No. of Units	—	—	—	—	—	—	—	—	—	12,328

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	12.323	12.365
Value at End of Year	—	—	—	—	—	—	—	—	—	12.323
Venture III No. of Units	—	—	—	—	—	—	—	—	—	24,930

500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.362	13.399
Value at End of Year	—	—	—	—	—	—	—	—	—	13.362
Venture III No. of Units	—	—	—	—	—	—	—	—	—	577,291
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	81,309

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	14.073	14.120
Value at End of Year	—	—	—	—	—	—	—	—	—	14.073
Venture III No. of Units	—	—	—	—	—	—	—	—	—	349,682
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	74,609

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	13.871	13.938
Value at End of Year	—	—	—	—	—	—	—	—	—	13.871
Venture III No. of Units	—	—	—	—	—	—	—	—	—	451,473

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.804	13.878
Value at End of Year	—	—	—	—	—	—	—	—	—	13.804
Venture III No. of Units	—	—	—	—	—	—	—	—	—	54,214

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	15.890	15.999
Value at End of Year	—	—	—	—	—	—	—	—	—	15.890
Venture III No. of Units	—	—	—	—	—	—	—	—	—	14,120

500 Index Trust (formerly 500 Index Trust B) - Series I Shares (units first credited 11-02-2012)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	28.826	22.361	23.855	19.956	18.180	18.281	16.400	12.628	12.500	—
Value at End of Year	33.488	28.826	22.361	23.855	19.956	18.180	18.281	16.400	12.628	—
Venture III No. of Units	82,466	84,341	87,004	83,287	93,526	92,623	100,251	106,462	119,981	—

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	28.723	22.293	23.794	19.914	18.151	18.261	16.390	12.627	12.500	—
Value at End of Year	33.352	28.723	22.293	23.794	19.914	18.151	18.261	16.390	12.627	—
Venture III No. of Units	38,807	68,723	77,376	104,993	152,013	143,431	153,256	113,180	121,984	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	28.416	22.087	23.610	19.790	18.065	18.202	16.361	12.624	12.500	—
Value at End of Year	32.946	28.416	22.087	23.610	19.790	18.065	18.202	16.361	12.624	—
Venture III No. of Units	18,576	18,657	18,793	21,225	18,971	19,064	19,158	19,253	19,329	—

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	28.315	22.020	23.550	19.749	18.037	18.183	16.352	12.623	12.500	—
Value at End of Year	32.811	28.315	22.020	23.550	19.749	18.037	18.183	16.352	12.623	—
Venture III No. of Units	31,252	33,296	36,955	35,908	43,622	36,578	38,350	19,926	20,708	—

500 Index Trust (formerly 500 Index Trust B) - Series II Shares (units first credited 11-02-2012)

Contracts with no Optional Benefits
Value at Start of Year	28.423	22.087	23.609	19.789	18.063	18.207	16.358	12.628	12.500	—
Value at End of Year	32.941	28.423	22.087	23.609	19.789	18.063	18.207	16.358	12.628	—
Venture III No. of Units	345,728	435,416	426,858	436,706	424,161	385,073	404,487	469,834	511,362	—
NY Venture III No. of Units	58,490	78,736	153,896	82,543	65,104	72,400	67,273	61,949	99,388	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	28.321	22.019	23.548	19.748	18.035	18.187	16.349	12.627	12.500	—
Value at End of Year	32.807	28.321	22.019	23.548	19.748	18.035	18.187	16.349	12.627	—
Venture III No. of Units	196,349	213,612	259,865	304,370	313,517	288,489	294,634	287,568	334,298	—
NY Venture III No. of Units	67,418	48,898	54,672	67,589	54,446	53,968	56,988	75,934	83,894	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	28.018	21.816	23.367	19.625	17.949	18.128	16.320	12.624	12.500	—
Value at End of Year	32.407	28.018	21.816	23.367	19.625	17.949	18.128	16.320	12.624	—
Venture III No. of Units	357,496	383,563	436,115	454,473	467,396	471,508	488,846	458,333	521,646	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	27.918	21.749	23.307	19.584	17.921	18.109	16.311	12.623	12.500	—
Value at End of Year	32.275	27.918	21.749	23.307	19.584	17.921	18.109	16.311	12.623	—
Venture III No. of Units	39,028	47,653	51,289	42,796	62,163	46,293	45,045	43,438	61,823	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	27.620	21.549	23.127	19.462	17.836	18.050	16.282	12.620	12.500	—
Value at End of Year	31.882	27.620	21.549	23.127	19.462	17.836	18.050	16.282	12.620	—
Venture III No. of Units	55,917	60,804	66,227	55,091	63,940	59,416	50,471	40,398	19,166	—

Active Bond Trust - Series I Shares (units first credited 04-29-2005)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	20.359	18.945	19.378	18.790	18.308	18.581	17.685	17.936	16.622	15.970
Value at End of Year	21.786	20.359	18.945	19.378	18.790	18.308	18.581	17.685	17.936	16.622
Venture III No. of Units	31,376	24,639	25,655	32,072	32,545	34,863	39,245	39,642	44,482	59,074

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	20.210	18.815	19.256	18.680	18.210	18.491	17.609	17.867	16.567	15.925
Value at End of Year	21.616	20.210	18.815	19.256	18.680	18.210	18.491	17.609	17.867	16.567
Venture III No. of Units	30,560	32,215	31,009	38,942	40,739	49,929	81,814	44,932	52,029	62,743

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.770	18.433	18.893	18.356	17.921	18.225	16.402	—	—	15.790
Value at End of Year	21.113	19.770	18.433	18.893	18.356	17.921	18.225	—	—	16.402
Venture III No. of Units	280	282	292	323	131	441	153	—	—	674

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	19.625	18.308	18.774	18.249	17.826	18.137	17.306	17.595	16.347	15.745
Value at End of Year	20.948	19.625	18.308	18.774	18.249	17.826	18.137	17.306	17.595	16.347
Venture III No. of Units	4,178	6,269	4,527	2,913	4,290	4,071	6,136	4,518	6,011	6,309

Active Bond Trust - Series II Shares (units first credited 04-29-2005)

Contracts with no Optional Benefits
Value at Start of Year	19.778	18.442	18.902	18.366	17.913	18.236	17.393	17.674	16.414	15.787
Value at End of Year	21.120	19.778	18.442	18.902	18.366	17.913	18.236	17.393	17.674	16.414
Venture III No. of Units	2,093,260	2,051,361	2,108,796	2,441,597	694,217	2,721,506	3,157,624	3,781,604	3,956,727	4,477,825
NY Venture III No. of Units	221,309	220,325	220,944	246,758	228,752	259,543	276,216	314,846	330,624	358,360

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.633	18.317	18.783	18.259	17.817	18.148	17.317	17.606	16.359	15.742
Value at End of Year	20.955	19.633	18.317	18.783	18.259	17.817	18.148	17.317	17.606	16.359
Venture III No. of Units	50,707	56,087	42,823	46,235	53,468	61,196	71,667	65,738	70,263	100,638
NY Venture III No. of Units	273,321	261,752	281,250	305,802	296,167	310,590	355,714	421,557	422,064	478,070

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	19.206	17.945	18.429	17.942	17.534	17.886	17.093	17.405	16.196	15.609
Value at End of Year	20.468	19.206	17.945	18.429	17.942	17.534	17.886	17.093	17.405	16.196
Venture III No. of Units	1,217,844	1,214,285	1,235,924	1,444,051	1,477,207	1,683,266	1,924,019	2,217,666	2,386,407	2,776,969

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.065	17.822	18.313	17.837	17.441	17.800	17.019	17.338	16.142	15.564
Value at End of Year	20.308	19.065	17.822	18.313	17.837	17.441	17.800	17.019	17.338	16.142
Venture III No. of Units	11,304	14,193	8,843	9,181	9,383	10,610	9,912	10,338	20,048	25,131

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	18.650	17.460	17.968	17.528	17.164	17.543	16.799	17.140	15.981	15.432
Value at End of Year	19.836	18.650	17.460	17.968	17.528	17.164	17.543	16.799	17.140	15.981
Venture III No. of Units	67,806	71,433	80,141	88,849	105,281	120,535	136,821	176,127	198,808	256,691

All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series I Shares (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	30.275	27.839	27.586	25.579	19.359	16.885	17.095
Value at End of Year	—	—	—	—	30.275	27.839	27.586	25.579	19.359	16.885
Venture III No. of Units	—	—	—	—	4,363	4,773	5,277	7,027	7,486	9,177

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	22.859	21.030	20.850	19.342	14.646	12.781	12.947
Value at End of Year	—	—	—	—	22.859	21.030	20.850	19.342	14.646	12.781
Venture III No. of Units	—	—	—	—	3,353	3,737	4,094	4,472	6,227	8,685

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	22.336	—	—	—	—	—	—
Value at End of Year	—	—	—	—	22.336	—	—	—	—	—
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	22.165	20.432	20.297	18.867	14.315	12.517	12.705
Value at End of Year	—	—	—	—	22.165	20.432	20.297	18.867	14.315	12.517
Venture III No. of Units	—	—	—	—	775	2,325	1,708	2,123	2,287	2,240

All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	24.431	22.502	22.349	20.757	15.743	13.754	13.962
Value at End of Year	—	—	—	—	24.431	22.502	22.349	20.757	15.743	13.754
Venture III No. of Units	—	—	—	—	9,137	11,717	15,363	19,430	28,352	30,095
NY Venture III No. of Units	—	—	—	—	721	725	729	734	738	744

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	27.171	25.038	24.880	23.120	17.544	15.334	15.575
Value at End of Year	—	—	—	—	27.171	25.038	24.880	23.120	17.544	15.334
Venture III No. of Units	—	—	—	—	13,826	14,296	11,081	22,639	27,520	34,337
NY Venture III No. of Units	—	—	—	—	5,172	5,204	5,271	22,407	5,652	6,327

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	26.581	24.531	24.412	22.720	17.266	15.114	15.374
Value at End of Year	—	—	—	—	26.581	24.531	24.412	22.720	17.266	15.114
Venture III No. of Units	—	—	—	—	8,515	8,682	7,527	14,111	10,100	9,116

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	26.387	24.364	24.259	22.588	17.174	15.042	15.308
Value at End of Year	—	—	—	—	26.387	24.364	24.259	22.588	17.174	15.042
Venture III No. of Units	—	—	—	—	2,249	2,456	2,669	4,672	2,154	5,138

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	29.115	26.924	26.848	25.036	19.064	16.722	17.044
Value at End of Year	—	—	—	—	29.115	26.924	26.848	25.036	19.064	16.722
Venture III No. of Units	—	—	—	—	1,592	1,633	1,235	7,982	1,243	1,233

All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	17.788	16.300	17.298
Value at End of Year	—	—	—	—	—	—	—	—	17.788	16.300
Venture III No. of Units	—	—	—	—	—	—	—	—	46,956	50,191

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	17.804	16.323	17.331
Value at End of Year	—	—	—	—	—	—	—	—	17.804	16.323
Venture III No. of Units	—	—	—	—	—	—	—	—	22,517	25,034

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	17.501	16.070	17.087
Value at End of Year	—	—	—	—	—	—	—	—	17.501	16.070
Venture III No. of Units	—	—	—	—	—	—	—	—	715	1,212

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	17.402	15.986	17.007
Value at End of Year	—	—	—	—	—	—	—	—	17.402	15.986
Venture III No. of Units	—	—	—	—	—	—	—	—	16,008	17,392

All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.469	16.055	17.074
Value at End of Year	—	—	—	—	—	—	—	—	17.469	16.055
Venture III No. of Units	—	—	—	—	—	—	—	—	226,097	264,574
NY Venture III No. of Units	—	—	—	—	—	—	—	—	35,152	51,811

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	18.928	17.405	18.519
Value at End of Year	—	—	—	—	—	—	—	—	18.928	17.405
Venture III No. of Units	—	—	—	—	—	—	—	—	59,803	58,705
NY Venture III No. of Units	—	—	—	—	—	—	—	—	40,963	48,062

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	18.628	17.155	18.281
Value at End of Year	—	—	—	—	—	—	—	—	18.628	17.155
Venture III No. of Units	—	—	—	—	—	—	—	—	219,249	241,821

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	18.529	17.073	18.202
Value at End of Year	—	—	—	—	—	—	—	—	18.529	17.073
Venture III No. of Units	—	—	—	—	—	—	—	—	9,013	9,443

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	21.262	19.620	20.950
Value at End of Year	—	—	—	—	—	—	—	—	21.262	19.620
Venture III No. of Units	—	—	—	—	—	—	—	—	25,712	28,150

American Asset Allocation Trust - Series I Shares (units first credited 05-02-2009)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	22.057	18.567	19.852	17.429	16.257	16.354	15.828	13.051	11.462	11.547
Value at End of Year	24.303	22.057	18.567	19.852	17.429	16.257	16.354	15.828	13.051	11.462
Venture III No. of Units	95,964	97,415	102,215	119,372	133,573	102,959	113,877	126,746	144,743	172,265

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	21.918	18.459	19.746	17.345	16.187	16.292	15.775	13.014	11.436	11.526
Value at End of Year	24.137	21.918	18.459	19.746	17.345	16.187	16.292	15.775	13.014	11.436
Venture III No. of Units	65,124	60,987	71,302	67,781	76,920	82,382	96,479	104,603	111,988	147,045

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	21.505	18.138	19.432	17.095	15.977	11.356	—	—	—	11.463
Value at End of Year	23.647	21.505	18.138	19.432	17.095	15.977	—	—	—	11.356
Venture III No. of Units	2,362	2,362	—	—	—	207	—	—	—	105

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	21.369	18.032	19.329	17.012	15.908	16.044	15.566	12.867	11.329	11.442
Value at End of Year	23.486	21.369	18.032	19.329	17.012	15.908	16.044	15.566	12.867	11.329
Venture III No. of Units	57,926	57,708	52,610	54,080	66,763	69,832	74,290	49,600	44,094	51,276

American Asset Allocation Trust - Series II Shares (units first credited 05-01-2007)

Contracts with no Optional Benefits
Value at Start of Year	21.749	18.324	19.623	17.243	16.095	16.215	15.716	12.976	11.424	11.515
Value at End of Year	23.942	21.749	18.324	19.623	17.243	16.095	16.215	15.716	12.976	11.424
Venture III No. of Units	10,520,413	11,607,645	13,003,556	14,647,243	16,100,121	17,434,692	20,151,537	23,487,234	27,017,633	31,272,422
NY Venture III No. of Units	525,340	596,497	721,642	821,900	952,101	1,040,616	1,147,089	1,364,744	1,596,697	1,793,998

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.612	18.217	19.519	17.160	16.025	16.153	15.664	12.939	11.397	11.494
Value at End of Year	23.779	21.612	18.217	19.519	17.160	16.025	16.153	15.664	12.939	11.397
Venture III No. of Units	323,038	348,658	411,579	437,654	412,044	377,481	369,980	384,086	415,256	491,118
NY Venture III No. of Units	21,143	17,351	24,433	38,278	44,086	52,493	63,579	73,433	92,471	102,753

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	21.205	17.901	19.209	16.913	15.818	15.968	15.508	12.830	11.317	11.430
Value at End of Year	23.296	21.205	17.901	19.209	16.913	15.818	15.968	15.508	12.830	11.317
Venture III No. of Units	6,036,105	6,772,661	7,704,121	8,761,733	9,523,671	10,379,924	11,504,291	13,332,908	15,555,858	17,811,486

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.071	17.796	19.106	16.831	15.750	15.907	15.456	12.793	11.291	11.410
Value at End of Year	23.137	21.071	17.796	19.106	16.831	15.750	15.907	15.456	12.793	11.291
Venture III No. of Units	68,564	86,897	72,032	67,709	62,962	74,886	73,500	71,378	80,334	93,223

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	20.674	17.487	18.803	16.589	15.546	15.725	15.302	12.685	11.212	11.347
Value at End of Year	22.667	20.674	17.487	18.803	16.589	15.546	15.725	15.302	12.685	11.212
Venture III No. of Units	72,911	79,360	71,581	71,764	59,672	62,158	60,339	49,202	50,261	59,811

American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series II Shares (units first credited 05-05-2003)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.350	16.866
Value at End of Year	—	—	—	—	—	—	—	—	—	16.350
Venture III No. of Units	—	—	—	—	—	—	—	—	—	590,687
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	47,465

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	16.280	16.801
Value at End of Year	—	—	—	—	—	—	—	—	—	16.280
Venture III No. of Units	—	—	—	—	—	—	—	—	—	94,510
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	135,822

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	16.070	16.609
Value at End of Year	—	—	—	—	—	—	—	—	—	16.070
Venture III No. of Units	—	—	—	—	—	—	—	—	—	551,396

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.000	16.546
Value at End of Year	—	—	—	—	—	—	—	—	—	16.000
Venture III No. of Units	—	—	—	—	—	—	—	—	—	14,429

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	15.794	16.357
Value at End of Year	—	—	—	—	—	—	—	—	—	15.794
Venture III No. of Units	—	—	—	—	—	—	—	—	—	30,751

American Global Growth Trust - Series II Shares (units first credited 05-01-2007)

Contracts with no Optional Benefits
Value at Start of Year	25.686	19.392	21.777	16.909	17.173	16.394	16.369	12.958	10.799	12.117
Value at End of Year	32.795	25.686	19.392	21.777	16.909	17.173	16.394	16.369	12.958	10.799
Venture III No. of Units	1,165,201	1,408,410	1,653,871	1,880,037	2,144,686	2,394,742	2,710,188	3,184,340	3,019,235	3,475,982
NY Venture III No. of Units	65,516	95,411	105,895	102,704	120,361	138,021	148,766	186,369	164,215	192,270

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.524	19.279	21.661	16.828	17.099	16.331	16.315	12.921	10.773	12.095
Value at End of Year	32.571	25.524	19.279	21.661	16.828	17.099	16.331	16.315	12.921	10.773
Venture III No. of Units	102,776	118,947	127,985	132,535	172,716	204,219	192,135	199,084	217,864	221,615
NY Venture III No. of Units	2,304	5,325	5,500	7,590	5,937	8,870	10,272	17,397	4,084	9,755

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	25.043	18.945	21.317	16.585	16.878	16.144	16.152	12.812	10.698	12.029
Value at End of Year	31.909	25.043	18.945	21.317	16.585	16.878	16.144	16.152	12.812	10.698
Venture III No. of Units	739,208	845,330	1,017,794	1,161,517	1,291,084	1,444,980	1,568,737	1,906,609	1,761,418	2,084,954

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	24.885	18.834	21.204	16.505	16.805	16.083	16.098	12.775	10.673	12.007
Value at End of Year	31.692	24.885	18.834	21.204	16.505	16.805	16.083	16.098	12.775	10.673
Venture III No. of Units	22,778	32,129	36,458	35,762	20,742	22,414	12,987	13,954	17,260	24,534

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	24.416	18.507	20.867	16.268	16.587	15.898	15.938	12.667	10.599	11.941
Value at End of Year	31.048	24.416	18.507	20.867	16.268	16.587	15.898	15.938	12.667	10.599
Venture III No. of Units	25,460	41,255	42,007	44,016	27,879	27,637	23,878	31,307	15,557	17,935

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) Series II Shares (units first credited 05-01-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.586	9.161	11.587
Value at End of Year	—	—	—	—	—	—	—	—	10.586	9.161
Venture III No. of Units	—	—	—	—	—	—	—	—	1,155,421	1,299,388
NY Venture III No. of Units	—	—	—	—	—	—	—	—	62,842	71,617

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	10.556	9.139	11.566
Value at End of Year	—	—	—	—	—	—	—	—	10.556	9.139
Venture III No. of Units	—	—	—	—	—	—	—	—	49,733	63,501
NY Venture III No. of Units	—	—	—	—	—	—	—	—	23,345	23,560

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	10.466	9.076	11.502
Value at End of Year	—	—	—	—	—	—	—	—	10.466	9.076
Venture III No. of Units	—	—	—	—	—	—	—	—	648,748	745,613

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	10.437	9.054	11.481
Value at End of Year	—	—	—	—	—	—	—	—	10.437	9.054
Venture III No. of Units	—	—	—	—	—	—	—	—	17,957	23,192

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	10.348	8.991	11.418
Value at End of Year	—	—	—	—	—	—	—	—	10.348	8.991
Venture III No. of Units	—	—	—	—	—	—	—	—	29,441	30,070

American Growth Trust - Series II Shares (units first credited 05-05-2003)

Contracts with no Optional Benefits
Value at Start of Year	50.587	39.501	40.449	32.191	30.015	28.693	27.019	21.215	18.399	19.645
Value at End of Year	75.361	50.587	39.501	40.449	32.191	30.015	28.693	27.019	21.215	18.399
Venture III No. of Units	2,074,031	2,715,480	3,230,448	3,777,208	4,583,629	5,225,187	6,253,294	7,536,441	9,614,438	11,384,800
NY Venture III No. of Units	300,926	399,846	486,908	569,843	685,175	774,366	903,169	1,080,933	1,309,213	1,583,074

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	50.167	39.193	40.154	31.972	29.826	28.526	26.876	21.113	18.319	19.570
Value at End of Year	74.698	50.167	39.193	40.154	31.972	29.826	28.526	26.876	21.113	18.319
Venture III No. of Units	152,589	169,781	202,844	231,039	253,312	294,208	343,926	403,956	206,397	586,598
NY Venture III No. of Units	121,484	156,693	188,635	227,607	261,860	283,546	331,603	439,565	548,717	643,850

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	48.928	38.282	39.280	31.323	29.265	28.031	26.449	20.809	18.083	19.347
Value at End of Year	72.745	48.928	38.282	39.280	31.323	29.265	28.031	26.449	20.809	18.083
Venture III No. of Units	1,316,248	1,757,347	2,133,324	2,488,546	3,023,969	3,509,209	4,184,518	5,168,356	6,689,960	7,887,535

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	48.522	37.983	38.993	31.110	29.080	27.868	26.308	20.708	18.005	19.273
Value at End of Year	72.105	48.522	37.983	38.993	31.110	29.080	27.868	26.308	20.708	18.005
Venture III No. of Units	31,973	39,658	42,561	45,712	50,413	79,301	90,870	72,938	70,234	162,761

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	47.324	37.101	38.145	30.478	28.533	27.385	25.891	20.410	17.772	19.052
Value at End of Year	70.219	47.324	37.101	38.145	30.478	28.533	27.385	25.891	20.410	17.772
Venture III No. of Units	76,985	93,110	108,918	112,235	130,706	165,328	187,391	215,089	216,367	354,807

American Growth-Income Trust - Series I Shares (units first credited 05-02-2009)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	41.583	33.631	34.956	29.120	26.645	26.790	24.702	18.880	16.385	17.013
Value at End of Year	46.262	41.583	33.631	34.956	29.120	26.645	26.790	24.702	18.880	16.385
Venture III No. of Units	36,552	45,911	47,595	52,820	64,479	82,942	98,055	118,106	133,704	149,864

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	41.237	33.369	34.701	28.921	26.477	26.634	24.571	18.789	16.314	16.948
Value at End of Year	45.855	41.237	33.369	34.701	28.921	26.477	26.634	24.571	18.789	16.314
Venture III No. of Units	95,976	97,853	82,440	112,549	134,655	130,711	125,805	140,483	162,937	188,135

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	40.219	32.593	33.946	28.335	25.979	26.172	24.181	18.519	16.104	16.755
Value at End of Year	44.655	40.219	32.593	33.946	28.335	25.979	26.172	24.181	18.519	16.104
Venture III No. of Units	2,439	2,626	2,878	4,334	11,252	12,074	6,609	6,506	9,310	8,948

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	39.886	32.339	33.698	28.142	25.815	26.020	24.053	18.430	16.034	16.691
Value at End of Year	44.263	39.886	32.339	33.698	28.142	25.815	26.020	24.053	18.430	16.034
Venture III No. of Units	17,650	24,492	32,066	29,776	31,696	35,878	42,763	50,983	54,409	54,007

American Growth-Income Trust - Series II Shares (units first credited 05-05-2003)

Contracts with no Optional Benefits
Value at Start of Year	41.052	33.216	34.555	28.820	26.382	26.564	24.525	18.769	16.318	16.970
Value at End of Year	45.637	41.052	33.216	34.555	28.820	26.382	26.564	24.525	18.769	16.318
Venture III No. of Units	3,056,796	3,327,826	3,853,592	4,453,061	5,187,120	6,031,416	6,924,782	8,471,101	10,985,329	12,401,862
NY Venture III No. of Units	478,006	514,084	603,282	688,921	798,817	906,746	1,013,880	1,205,160	1,506,189	1,763,722

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	40.711	32.957	34.303	28.624	26.215	26.410	24.394	18.679	16.248	16.905
Value at End of Year	45.235	40.711	32.957	34.303	28.624	26.215	26.410	24.394	18.679	16.248
Venture III No. of Units	177,925	186,251	209,916	245,919	337,196	386,955	436,124	507,565	614,480	635,356
NY Venture III No. of Units	211,780	221,063	256,530	305,538	337,817	370,364	432,799	536,942	669,721	648,921

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	39.706	32.192	33.557	28.043	25.722	25.952	24.007	18.410	16.038	16.712
Value at End of Year	44.052	39.706	32.192	33.557	28.043	25.722	25.952	24.007	18.410	16.038
Venture III No. of Units	1,988,797	2,181,543	2,571,343	2,936,973	3,422,357	4,006,116	4,617,789	5,721,867	7,450,825	8,165,184

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	39.376	31.940	33.312	27.852	25.559	25.801	23.880	18.321	15.969	16.648
Value at End of Year	43.665	39.376	31.940	33.312	27.852	25.559	25.801	23.880	18.321	15.969
Venture III No. of Units	23,294	31,144	32,658	37,264	40,345	40,901	44,380	53,754	69,202	71,216

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	38.404	31.198	32.587	27.287	25.078	25.353	23.501	18.057	15.763	16.458
Value at End of Year	42.523	38.404	31.198	32.587	27.287	25.078	25.353	23.501	18.057	15.763
Venture III No. of Units	85,094	90,096	102,655	115,041	134,400	162,425	192,193	244,780	304,903	345,823

American High-Income Bond Trust (merged into High Yield Trust eff 04-29-2013) - Series II Shares (units first credited 05-01-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.099	13.587	13.632
Value at End of Year	—	—	—	—	—	—	—	—	15.099	13.587
Venture III No. of Units	—	—	—	—	—	—	—	—	694,408	836,636
NY Venture III No. of Units	—	—	—	—	—	—	—	—	32,404	35,851

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	15.056	13.556	13.607
Value at End of Year	—	—	—	—	—	—	—	—	15.056	13.556
Venture III No. of Units	—	—	—	—	—	—	—	—	76,666	61,575
NY Venture III No. of Units	—	—	—	—	—	—	—	—	15,052	22,844

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	14.928	13.461	13.532
Value at End of Year	—	—	—	—	—	—	—	—	14.928	13.461
Venture III No. of Units	—	—	—	—	—	—	—	—	460,643	412,186

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.886	13.430	13.508
Value at End of Year	—	—	—	—	—	—	—	—	14.886	13.430
Venture III No. of Units	—	—	—	—	—	—	—	—	7,632	2,493

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.760	13.336	13.433
Value at End of Year	—	—	—	—	—	—	—	—	14.760	13.336
Venture III No. of Units	—	—	—	—	—	—	—	—	7,956	4,121

American International Trust - Series II Shares (units first credited 05-05-2003)

Contracts with no Optional Benefits
Value at Start of Year	35.862	29.819	35.086	27.125	26.780	28.652	30.076	25.273	21.913	26.019
Value at End of Year	39.999	35.862	29.819	35.086	27.125	26.780	28.652	30.076	25.273	21.913
Venture III No. of Units	1,981,071	2,181,589	2,523,522	2,678,932	3,298,636	3,612,667	3,981,801	4,433,424	5,349,177	6,341,256
NY Venture III No. of Units	286,710	297,605	346,140	366,467	447,734	481,367	513,791	551,176	652,726	789,772

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	35.565	29.586	34.830	26.940	26.611	28.486	29.916	25.151	21.819	25.919
Value at End of Year	39.647	35.565	29.586	34.830	26.940	26.611	28.486	29.916	25.151	21.819
Venture III No. of Units	73,552	62,377	98,477	86,893	95,434	121,569	154,496	197,498	310,514	344,150
NY Venture III No. of Units	82,420	92,781	111,180	114,506	124,807	133,188	154,252	190,489	234,685	272,408

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	34.687	28.899	34.072	26.393	26.110	27.991	29.441	24.789	21.537	25.623
Value at End of Year	38.610	34.687	28.899	34.072	26.393	26.110	27.991	29.441	24.789	21.537
Venture III No. of Units	1,218,533	1,459,391	1,705,792	1,801,746	2,223,962	2,430,870	2,683,081	3,050,262	3,710,550	4,354,374

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	34.399	28.673	33.823	26.214	25.945	27.829	29.285	24.670	21.444	25.525
Value at End of Year	38.270	34.399	28.673	33.823	26.214	25.945	27.829	29.285	24.670	21.444
Venture III No. of Units	10,870	17,445	18,811	18,815	19,715	24,457	25,629	28,127	29,164	33,869

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	33.549	28.007	33.087	25.682	25.457	27.346	28.820	24.315	21.167	25.234
Value at End of Year	37.269	33.549	28.007	33.087	25.682	25.457	27.346	28.820	24.315	21.167
Venture III No. of Units	59,322	64,256	73,309	74,844	90,391	103,417	117,337	132,488	150,278	179,118

American New World Trust (merged into Emerging Markets Value Trust eff 10-27-2017) - Series II Shares (units first credited 05-01-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.179	12.787	13.504	14.982	13.754	11.940	14.181
Value at End of Year	—	—	—	—	13.179	12.787	13.504	14.982	13.754	11.940
Venture III No. of Units	—	—	—	—	417,182	490,880	526,732	589,639	653,899	740,138
NY Venture III No. of Units	—	—	—	—	21,196	36,904	37,800	25,033	28,126	33,948

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	13.115	12.732	13.452	14.932	13.715	11.912	14.155
Value at End of Year	—	—	—	—	13.115	12.732	13.452	14.932	13.715	11.912
Venture III No. of Units	—	—	—	—	104,489	137,951	145,628	160,125	180,462	199,158
NY Venture III No. of Units	—	—	—	—	16,315	19,134	26,783	27,949	52,612	48,115

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	12.926	12.567	13.298	14.783	13.598	11.829	14.077
Value at End of Year	—	—	—	—	12.926	12.567	13.298	14.783	13.598	11.829
Venture III No. of Units	—	—	—	—	260,200	271,565	303,327	354,172	180,790	512,992

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	12.864	12.513	13.247	14.734	13.560	11.801	14.052
Value at End of Year	—	—	—	—	12.864	12.513	13.247	14.734	13.560	11.801
Venture III No. of Units	—	—	—	—	14,873	18,302	20,107	21,326	94,308	13,961

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	12.678	12.351	13.095	14.587	13.445	11.719	13.974
Value at End of Year	—	—	—	—	12.678	12.351	13.095	14.587	13.445	11.719
Venture III No. of Units	—	—	—	—	14,877	15,748	15,866	16,467	65,348	17,206

BlackRock Advantage SMID CAP V.I. Fund (formerly BlackRock Advantage U.S. Total Market V.I. Fund) - Class II Shares (units first credited 07-20-1998)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	43.080	34.013	36.997	33.035	27.204	29.663	28.702	20.520	18.413	19.208
Value at End of Year	50.770	43.080	34.013	36.997	33.035	27.204	29.663	28.702	20.520	18.413
Venture III No. of Units	623	625	628	732	850	850	848	846	842	1,039

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	38.402	30.335	33.013	29.492	24.299	26.508	25.663	18.356	16.479	17.200
Value at End of Year	45.234	38.402	30.335	33.013	29.492	24.299	26.508	25.663	18.356	16.479
Venture III No. of Units	485	524	534	532	531	595	573	545	637	630

BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund) - Class II Shares (units first credited 07-20-1998)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	29.686	24.395	26.977	25.359	21.871	23.672	21.927	16.171	14.436	15.074
Value at End of Year	—	29.686	24.395	26.977	25.359	21.871	23.672	21.927	16.171	14.436
Venture III No. of Units	—	382	384	386	389	391	393	395	398	400

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	24.607	24.607	27.226	25.605	—	—	22.173	16.360	14.613	15.266
Value at End of Year	—	24.607	24.607	27.226	25.605	—	—	22.173	16.360	14.613
Venture III No. of Units	—	—	—	—	—	—	—	324	326	328

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Blue Chip Growth Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	78.493	61.480	61.301	45.726	46.113	42.212	39.344	28.302	24.320	24.373
Value at End of Year	103.690	78.493	61.480	61.301	45.726	46.113	42.212	39.344	28.302	24.320
Venture III No. of Units	39,895	44,232	47,017	60,664	66,150	76,632	84,011	91,326	110,218	124,088

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	44.342	34.748	34.664	25.870	26.102	23.906	22.293	16.044	13.794	13.831
Value at End of Year	58.546	44.342	34.748	34.664	25.870	26.102	23.906	22.293	16.044	13.794
Venture III No. of Units	64,601	71,923	75,733	98,099	94,827	104,476	116,103	141,727	154,632	192,550

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	43.133	33.852	33.821	25.279	25.543	23.429	21.881	15.771	13.580	13.637
Value at End of Year	56.865	43.133	33.852	33.821	25.279	25.543	23.429	21.881	15.771	13.580
Venture III No. of Units	4,841	4,324	4,586	5,066	5,218	5,391	5,504	5,694	6,632	9,284

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	42.737	33.558	33.544	25.084	25.360	23.272	21.746	15.682	13.509	13.573
Value at End of Year	56.315	42.737	33.558	33.544	25.084	25.360	23.272	21.746	15.682	13.509
Venture III No. of Units	40,711	42,361	45,543	51,810	53,770	58,857	52,767	67,427	57,485	62,236

Blue Chip Growth Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	45.557	35.757	35.720	26.707	26.985	24.754	23.112	16.661	14.344	14.404
Value at End of Year	60.074	45.557	35.757	35.720	26.707	26.985	24.754	23.112	16.661	14.344
Venture III No. of Units	460,630	524,571	596,151	617,578	715,993	852,144	836,745	1,167,500	1,231,726	1,453,675
NY Venture III No. of Units	62,921	65,784	69,127	71,674	77,037	82,409	90,658	98,750	120,703	125,429

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	48.406	38.011	37.991	28.419	28.730	26.367	24.631	17.764	15.302	15.373
Value at End of Year	63.798	48.406	38.011	37.991	28.419	28.730	26.367	24.631	17.764	15.302
Venture III No. of Units	146,365	179,344	229,689	223,760	244,861	280,122	289,948	303,154	345,720	417,285
NY Venture III No. of Units	39,086	46,889	60,740	57,755	66,407	74,384	81,704	79,025	118,727	132,668

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	47.141	37.074	37.110	27.802	28.148	25.872	24.205	17.483	15.083	15.175
Value at End of Year	62.038	47.141	37.074	37.110	27.802	28.148	25.872	24.205	17.483	15.083
Venture III No. of Units	236,728	292,371	361,348	371,123	437,144	478,997	488,099	603,122	672,073	811,832

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	46.727	36.767	36.821	27.599	27.956	25.709	24.064	17.390	15.010	15.110
Value at End of Year	61.462	46.727	36.767	36.821	27.599	27.956	25.709	24.064	17.390	15.010
Venture III No. of Units	18,270	20,843	21,371	24,720	29,721	34,451	40,217	61,765	62,897	67,358

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	51.974	40.957	41.080	30.837	31.283	28.811	27.009	19.547	16.898	17.035
Value at End of Year	68.262	51.974	40.957	41.080	30.837	31.283	28.811	27.009	19.547	16.898
Venture III No. of Units	28,788	30,609	34,819	35,507	42,269	61,702	55,937	70,457	89,043	101,241

Bond Trust - Series II Shares (units first credited 10-28-2011)

Contracts with no Optional Benefits
Value at Start of Year	13.926	13.021	13.323	13.091	12.939	13.149	12.683	13.108	12.558	12.500
Value at End of Year	14.910	13.926	13.021	13.323	13.091	12.939	13.149	12.683	13.108	12.558
Venture III No. of Units	7,420,061	7,781,583	8,082,420	9,547,868	9,693,816	10,224,146	11,535,929	13,585,297	13,458,376	14,408,156
NY Venture III No. of Units	1,306,285	1,288,080	1,336,585	1,586,642	1,602,960	1,681,994	1,885,205	2,149,543	1,993,945	2,216,104

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.869	12.974	13.282	13.057	12.912	13.128	12.669	13.100	12.557	12.500
Value at End of Year	14.842	13.869	12.974	13.282	13.057	12.912	13.128	12.669	13.100	12.557
Venture III No. of Units	54,387	65,971	73,459	85,418	84,068	40,120	47,777	63,204	77,889	124,310
NY Venture III No. of Units	56,297	62,852	66,198	93,722	106,531	59,539	64,386	68,283	91,511	103,679

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	13.700	12.835	13.159	12.956	12.832	13.066	12.628	13.077	12.554	12.500
Value at End of Year	14.639	13.700	12.835	13.159	12.956	12.832	13.066	12.628	13.077	12.554
Venture III No. of Units	4,691,582	4,833,259	5,087,078	6,039,030	6,061,329	6,442,773	7,353,400	8,579,741	8,340,955	8,880,772

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.644	12.789	13.119	12.922	12.805	13.045	12.614	13.069	12.553	12.500
Value at End of Year	14.572	13.644	12.789	13.119	12.922	12.805	13.045	12.614	13.069	12.553
Venture III No. of Units	5,508	12,574	12,758	10,832	11,507	8,813	15,988	17,861	25,773	30,275

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	13.478	12.652	12.998	12.822	12.725	12.983	12.573	13.046	12.550	12.500
Value at End of Year	14.373	13.478	12.652	12.998	12.822	12.725	12.983	12.573	13.046	12.550
Venture III No. of Units	100,226	101,748	102,960	112,158	108,310	84,645	105,668	138,324	116,969	116,199

Capital Appreciation Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	28.892	22.102	22.654	16.868	17.335	15.812	14.660	10.846	9.508	9.659
Value at End of Year	44.345	28.892	22.102	22.654	16.868	17.335	15.812	14.660	10.846	9.508
Venture III No. of Units	96,827	97,208	115,579	121,800	134,150	143,075	160,924	175,196	198,443	231,600

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	38.707	29.625	30.380	22.631	23.270	21.236	19.699	14.581	12.789	12.998
Value at End of Year	59.379	38.707	29.625	30.380	22.631	23.270	21.236	19.699	14.581	12.789
Venture III No. of Units	35,376	45,124	46,056	62,422	71,910	77,809	98,939	107,259	133,942	165,989

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	37.651	28.861	29.641	22.114	22.772	20.812	19.335	14.333	12.591	12.815
Value at End of Year	57.673	37.651	28.861	29.641	22.114	22.772	20.812	19.335	14.333	12.591
Venture III No. of Units	11,496	12,091	12,960	13,489	14,342	10,723	10,887	11,208	11,753	14,735

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	37.306	28.610	29.398	21.944	22.608	20.673	19.215	14.252	12.525	12.755
Value at End of Year	57.115	37.306	28.610	29.398	21.944	22.608	20.673	19.215	14.252	12.525
Venture III No. of Units	35,154	37,837	42,233	50,190	54,423	60,303	63,125	125,207	126,738	151,064

Capital Appreciation Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	40.793	31.265	32.106	23.963	24.674	22.564	20.955	15.539	13.638	13.888
Value at End of Year	62.473	40.793	31.265	32.106	23.963	24.674	22.564	20.955	15.539	13.638
Venture III No. of Units	165,964	194,277	237,315	261,786	335,805	384,185	509,013	508,349	667,922	737,667
NY Venture III No. of Units	24,850	26,118	32,573	39,835	44,612	46,650	54,230	54,320	61,856	73,120

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	44.169	33.869	34.798	25.985	26.769	24.492	22.757	16.883	14.826	15.106
Value at End of Year	67.610	44.169	33.869	34.798	25.985	26.769	24.492	22.757	16.883	14.826
Venture III No. of Units	140,986	155,886	187,742	180,047	193,516	227,172	268,541	335,934	401,488	476,632
NY Venture III No. of Units	41,860	44,855	49,201	53,249	60,194	96,154	79,448	92,297	97,533	103,683

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	43.015	33.034	33.991	25.420	26.227	24.032	22.363	16.616	14.613	14.911
Value at End of Year	65.745	43.015	33.034	33.991	25.420	26.227	24.032	22.363	16.616	14.613
Venture III No. of Units	123,728	135,544	164,115	152,573	177,642	207,492	269,366	306,770	353,870	378,520

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	42.637	32.760	33.726	25.235	26.048	23.881	22.233	16.528	14.543	14.847
Value at End of Year	65.134	42.637	32.760	33.726	25.235	26.048	23.881	22.233	16.528	14.543
Venture III No. of Units	12,847	16,617	24,537	35,068	31,540	39,006	37,264	55,097	64,416	64,152

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	51.080	39.306	40.527	30.369	31.395	28.825	26.877	20.010	17.633	18.029
Value at End of Year	77.916	51.080	39.306	40.527	30.369	31.395	28.825	26.877	20.010	17.633
Venture III No. of Units	11,405	15,484	19,869	16,916	17,842	35,471	21,122	19,212	24,513	15,562

Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)

Contracts with no Optional Benefits
Value at Start of Year	29.029	23.781	24.154	21.354	20.130	19.472	17.669	14.731	13.082	12.927
Value at End of Year	33.460	29.029	23.781	24.154	21.354	20.130	19.472	17.669	14.731	13.082
Venture III No. of Units	1,854,081	2,076,040	2,397,833	2,727,327	3,018,580	3,258,391	3,606,818	4,255,342	4,834,415	5,786,530
NY Venture III No. of Units	140,311	158,458	168,875	202,885	216,077	227,020	217,573	252,485	265,699	308,206

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	28.862	23.656	24.039	21.263	20.054	19.408	17.620	14.698	13.058	12.911
Value at End of Year	33.251	28.862	23.656	24.039	21.263	20.054	19.408	17.620	14.698	13.058
Venture III No. of Units	88,227	76,744	67,920	63,697	65,242	52,326	33,468	23,765	24,111	25,115
NY Venture III No. of Units	13,102	8,522	8,460	8,298	9,541	8,240	27,559	—	163	481

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	28.366	23.285	23.697	20.992	19.828	19.219	17.474	14.598	12.989	12.861
Value at End of Year	32.631	28.366	23.285	23.697	20.992	19.828	19.219	17.474	14.598	12.989
Venture III No. of Units	1,060,108	1,271,019	1,389,699	1,749,323	1,986,561	2,113,799	2,307,096	2,658,054	3,143,378	3,684,689

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	28.203	23.162	23.584	20.902	19.754	19.156	17.425	14.565	12.966	12.845
Value at End of Year	32.427	28.203	23.162	23.584	20.902	19.754	19.156	17.425	14.565	12.966
Venture III No. of Units	10,282	7,077	8,399	7,179	8,845	10,851	32,052	7,713	7,927	10,357

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	27.719	22.799	23.249	20.636	19.531	18.969	17.281	14.466	12.898	12.796
Value at End of Year	31.822	27.719	22.799	23.249	20.636	19.531	18.969	17.281	14.466	12.898
Venture III No. of Units	6,940	7,394	7,524	7,085	9,950	13,916	25,566	16,738	18,134	20,767

Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.469	11.185	11.664
Value at End of Year	—	—	—	—	—	—	—	—	12.469	11.185
Venture III No. of Units	—	—	—	—	—	—	—	—	3,027,581	3,506,971
NY Venture III No. of Units	—	—	—	—	—	—	—	—	142,711	164,921

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	12.441	11.165	11.649
Value at End of Year	—	—	—	—	—	—	—	—	12.441	11.165
Venture III No. of Units	—	—	—	—	—	—	—	—	30,903	33,028
NY Venture III No. of Units	—	—	—	—	—	—	—	—	173	509

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.356	11.106	11.605
Value at End of Year	—	—	—	—	—	—	—	—	12.356	11.106
Venture III No. of Units	—	—	—	—	—	—	—	—	1,632,382	1,838,403

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.328	11.086	11.590
Value at End of Year	—	—	—	—	—	—	—	—	12.328	11.086
Venture III No. of Units	—	—	—	—	—	—	—	—	27,740	32,075

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.244	11.027	11.546
Value at End of Year	—	—	—	—	—	—	—	—	12.244	11.027
Venture III No. of Units	—	—	—	—	—	—	—	—	15,265	16,577

Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.810	16.350
Value at End of Year	—	—	—	—	—	—	—	—	—	15.810
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,023,274
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	11,991

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	15.789	16.336
Value at End of Year	—	—	—	—	—	—	—	—	—	15.789
Venture III No. of Units	—	—	—	—	—	—	—	—	—	12,960
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	2,915

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	15.726	16.295
Value at End of Year	—	—	—	—	—	—	—	—	—	15.726
Venture III No. of Units	—	—	—	—	—	—	—	—	—	512,072

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	15.705	16.282
Value at End of Year	—	—	—	—	—	—	—	—	—	15.705
Venture III No. of Units	—	—	—	—	—	—	—	—	—	31,649

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	15.643	16.241
Value at End of Year	—	—	—	—	—	—	—	—	—	15.643
Venture III No. of Units	—	—	—	—	—	—	—	—	—	3,534

Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.412	16.537
Value at End of Year	—	—	—	—	—	—	—	—	—	16.412
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,328,990
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	69,458

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	16.390	16.523
Value at End of Year	—	—	—	—	—	—	—	—	—	16.390
Venture III No. of Units	—	—	—	—	—	—	—	—	—	13,052
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	12,850

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	16.325	16.482
Value at End of Year	—	—	—	—	—	—	—	—	—	16.325
Venture III No. of Units	—	—	—	—	—	—	—	—	—	925,007

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.303	16.468
Value at End of Year	—	—	—	—	—	—	—	—	—	16.303
Venture III No. of Units	—	—	—	—	—	—	—	—	—	25,089

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.238	16.427
Value at End of Year	—	—	—	—	—	—	—	—	—	16.238
Venture III No. of Units	—	—	—	—	—	—	—	—	—	7,637

Core Bond Trust - Series I Shares (units first credited 04-24-2015)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.859	16.761	17.142	16.853	16.676	17.159	—	—	—	—
Value at End of Year	19.081	17.859	16.761	17.142	16.853	16.676	—	—	—	—
Venture III No. of Units	115,237	100,774	92,815	109,232	123,396	153,176	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	17.729	16.647	17.034	16.755	16.587	16.736	—	—	—	—
Value at End of Year	18.932	17.729	16.647	17.034	16.755	16.587	—	—	—	—
Venture III No. of Units	51,695	97,365	99,994	124,549	144,783	164,415	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.343	16.309	16.713	16.464	16.324	16.820	—	—	—	—
Value at End of Year	18.492	17.343	16.309	16.713	16.464	16.324	—	—	—	—
Venture III No. of Units	13,348	13,883	16,552	29,765	23,684	23,105	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	17.216	16.198	16.608	16.368	16.237	17.073	—	—	—	—
Value at End of Year	18.347	17.216	16.198	16.608	16.368	16.237	—	—	—	—
Venture III No. of Units	26,964	34,830	36,096	38,241	40,737	53,205	—	—	—	—

Core Bond Trust - Series II Shares (units first credited 05-01-2005)

Contracts with no Optional Benefits
Value at Start of Year	17.686	16.641	17.054	16.798	16.655	16.913	16.262	16.932	16.200	15.243
Value at End of Year	18.875	17.686	16.641	17.054	16.798	16.655	16.913	16.262	16.932	16.200
Venture III No. of Units	815,634	739,359	798,427	947,466	1,157,583	1,250,844	51,011	50,815	65,792	71,085
NY Venture III No. of Units	46,475	66,929	73,186	118,174	140,416	147,394	1,463	1,461	1,383	964

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.557	16.528	16.946	16.701	16.567	16.832	16.192	16.867	16.146	15.200
Value at End of Year	18.728	17.557	16.528	16.946	16.701	16.567	16.832	16.192	16.867	16.146
Venture III No. of Units	247,939	268,848	302,249	335,138	389,838	511,720	32,776	49,603	80,067	36,048
NY Venture III No. of Units	78,316	62,566	65,743	122,695	130,252	100,306	685	495	564	1,264

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.175	16.192	16.627	16.411	16.303	16.589	15.983	16.674	15.985	15.072
Value at End of Year	18.293	17.175	16.192	16.627	16.411	16.303	16.589	15.983	16.674	15.985
Venture III No. of Units	537,590	548,267	566,130	712,756	798,827	889,691	23,458	55,347	65,446	54,026

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.049	16.082	16.522	16.315	16.217	16.509	15.914	16.610	15.932	15.029
Value at End of Year	18.150	17.049	16.082	16.522	16.315	16.217	16.509	15.914	16.610	15.932
Venture III No. of Units	38,780	50,710	51,919	58,961	74,421	92,659	341	1,607	3,202	5,889

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.678	15.756	16.211	16.032	15.959	16.272	15.708	16.420	15.774	14.902
Value at End of Year	17.728	16.678	15.756	16.211	16.032	15.959	16.272	15.708	16.420	15.774
Venture III No. of Units	62,657	60,618	77,351	83,124	81,449	66,788	2,512	2,515	2,530	4,735

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.357	16.963
Value at End of Year	—	—	—	—	—	—	—	—	—	16.357
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,853,435
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	90,886

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	16.335	16.949
Value at End of Year	—	—	—	—	—	—	—	—	—	16.335
Venture III No. of Units	—	—	—	—	—	—	—	—	—	12,827
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,524

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	16.270	16.907
Value at End of Year	—	—	—	—	—	—	—	—	—	16.270
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,436,593

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.248	16.893
Value at End of Year	—	—	—	—	—	—	—	—	—	16.248
Venture III No. of Units	—	—	—	—	—	—	—	—	—	40,208

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.184	16.851
Value at End of Year	—	—	—	—	—	—	—	—	—	16.184
Venture III No. of Units	—	—	—	—	—	—	—	—	—	16,284

Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.067	15.659	15.837
Value at End of Year	—	—	—	—	—	—	—	—	17.067	15.659
Venture III No. of Units	—	—	—	—	—	—	—	—	1,813,058	1,470,892
NY Venture III No. of Units	—	—	—	—	—	—	—	—	151,092	226,023

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	17.035	15.638	15.824
Value at End of Year	—	—	—	—	—	—	—	—	17.035	15.638
Venture III No. of Units	—	—	—	—	—	—	—	—	18,177	11,866
NY Venture III No. of Units	—	—	—	—	—	—	—	—	8,088	4,632

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	16.942	15.576	15.784
Value at End of Year	—	—	—	—	—	—	—	—	16.942	15.576
Venture III No. of Units	—	—	—	—	—	—	—	—	1,838,611	861,205

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.818	15.493	15.732
Value at End of Year	—	—	—	—	—	—	—	—	16.818	15.493
Venture III No. of Units	—	—	—	—	—	—	—	—	56,734	2,530

Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.996	15.306	16.167
Value at End of Year	—	—	—	—	—	—	—	—	16.996	15.306
Venture III No. of Units	—	—	—	—	—	—	—	—	2,636,633	2,878,883
NY Venture III No. of Units	—	—	—	—	—	—	—	—	102,528	147,769

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	16.965	15.286	16.154
Value at End of Year	—	—	—	—	—	—	—	—	16.965	15.286
Venture III No. of Units	—	—	—	—	—	—	—	—	28,763	37,417
NY Venture III No. of Units	—	—	—	—	—	—	—	—	7,104	4,493

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	16.872	15.225	16.114
Value at End of Year	—	—	—	—	—	—	—	—	16.872	15.225
Venture III No. of Units	—	—	—	—	—	—	—	—	2,075,761	1,853,091

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.841	15.205	16.100
Value at End of Year	—	—	—	—	—	—	—	—	16.841	15.205
Venture III No. of Units	—	—	—	—	—	—	—	—	2,646	4,755

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.749	15.144	16.060
Value at End of Year	—	—	—	—	—	—	—	—	16.749	15.144
Venture III No. of Units	—	—	—	—	—	—	—	—	18,500	23,788

Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 02-13-2006)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	18.443	17.531	17.889	17.172	14.666	13.281	13.501
Value at End of Year	—	—	—	—	18.443	17.531	17.889	17.172	14.666	13.281
Venture III No. of Units		—	—	—	39,153,974	40,184,116	42,156,008	46,764,964	7,822,467	8,693,976
NY Venture III No. of Units	—	—	—	—	2,484,266	2,844,118	3,084,707	3,464,839	990,274	1,082,192

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	18.343	17.444	17.810	17.104	14.615	13.242	13.468
Value at End of Year	—	—	—	—	18.343	17.444	17.810	17.104	14.615	13.242
Venture III No. of Units	—	—	—	—	115,505	131,598	174,910	182,441	46,949	45,003
NY Venture III No. of Units	—	—	—	—	23,455	32,107	47,662	61,034	30,508	35,099

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	18.046	17.187	17.574	16.903	14.465	13.126	13.370
Value at End of Year	—	—	—	—	18.046	17.187	17.574	16.903	14.465	13.126
Venture III No. of Units	—	—	—	—	24,790,285	26,151,460	27,586,029	30,584,696	9,017,584	9,537,991

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	17.948	17.103	17.496	16.837	14.416	13.087	13.337
Value at End of Year	—	—	—	—	17.948	17.103	17.496	16.837	14.416	13.087
Venture III No. of Units	—	—	—	—	31,882	36,861	46,967	76,033	9,106	8,150

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	17.658	16.851	17.265	16.639	14.267	12.972	13.240
Value at End of Year	—	—	—	—	17.658	16.851	17.265	16.639	14.267	12.972
Venture III No. of Units	—	—	—	—	95,651	113,974	202,146	193,572	47,305	43,756

Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.499	12.189	12.682
Value at End of Year	—	—	—	—	—	—	—	—	13.499	12.189
Venture III No. of Units	—	—	—	—	—	—	—	—	3,478,803	4,085,810
NY Venture III No. of Units	—	—	—	—	—	—	—	—	157,710	211,268

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	13.468	12.168	12.666
Value at End of Year	—	—	—	—	—	—	—	—	13.468	12.168
Venture III No. of Units	—	—	—	—	—	—	—	—	31,687	41,815

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	13.377	12.103	12.618
Value at End of Year	—	—	—	—	—	—	—	—	13.377	12.103
Venture III No. of Units	—	—	—	—	—	—	—	—	1,166,487	1,333,363

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	13.346	12.082	12.602
Value at End of Year	—	—	—	—	—	—	—	—	13.346	12.082
Venture III No. of Units	—	—	—	—	—	—	—	—	30,718	34,348

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	13.256	12.018	12.554
Value at End of Year	—	—	—	—	—	—	—	—	13.256	12.018
Venture III No. of Units	—	—	—	—	—	—	—	—	7,276	8,706

Disciplined Value International Trust (formerly International Value Trust) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	19.693	17.823	21.327	18.508	16.764	18.488	21.483	17.313	14.745	17.201
Value at End of Year	20.004	19.693	17.823	21.327	18.508	16.764	18.488	21.483	17.313	14.745
Venture III No. of Units	42,290	56,246	66,731	72,267	87,535	86,752	99,413	98,996	111,170	153,405

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	22.331	20.221	24.209	21.020	19.048	21.017	24.435	19.701	16.787	19.593
Value at End of Year	22.673	22.331	20.221	24.209	21.020	19.048	21.017	24.435	19.701	16.787
Venture III No. of Units	53,380	59,133	61,190	68,554	76,948	57,669	64,986	68,327	78,588	120,166

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	21.723	19.699	23.620	20.539	18.641	20.598	23.983	19.367	16.527	19.318
Value at End of Year	22.021	21.723	19.699	23.620	20.539	18.641	20.598	23.983	19.367	16.527
Venture III No. of Units	6,320	6,491	6,797	8,041	8,121	264	266	967	1,215	2,065

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	21.523	19.528	23.427	20.381	18.507	20.460	23.835	19.256	16.441	19.227
Value at End of Year	21.808	21.523	19.528	23.427	20.381	18.507	20.460	23.835	19.256	16.441
Venture III No. of Units	11,949	19,682	21,687	21,917	24,259	18,901	21,030	25,391	24,025	29,800

Disciplined Value International Trust (formerly International Value Trust) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	23.254	21.084	25.270	21.980	19.962	22.046	25.659	20.721	17.693	20.672
Value at End of Year	23.575	23.254	21.084	25.270	21.980	19.962	22.046	25.659	20.721	17.693
Venture III No. of Units	262,892	311,903	356,304	420,988	527,944	401,376	472,158	537,853	632,171	799,987
NY Venture III No. of Units	25,618	26,328	37,442	43,052	49,563	52,827	55,229	60,772	65,275	74,945

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.836	19.808	23.753	20.670	18.782	20.754	24.167	19.525	16.680	19.499
Value at End of Year	22.126	21.836	19.808	23.753	20.670	18.782	20.754	24.167	19.525	16.680
Venture III No. of Units	138,158	148,173	160,739	183,659	214,650	199,349	240,472	279,742	328,795	386,218
NY Venture III No. of Units	27,573	32,810	39,593	47,568	47,976	46,439	59,906	75,900	90,125	97,257

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	21.266	19.319	23.202	20.221	18.401	20.364	23.748	19.216	16.441	19.248
Value at End of Year	21.515	21.266	19.319	23.202	20.221	18.401	20.364	23.748	19.216	16.441
Venture III No. of Units	262,685	273,085	281,938	312,511	372,697	278,248	302,350	354,752	434,029	506,207

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.079	19.159	23.021	20.074	18.276	20.235	23.610	19.114	16.362	19.165
Value at End of Year	21.316	21.079	19.159	23.021	20.074	18.276	20.235	23.610	19.114	16.362
Venture III No. of Units	18,573	22,420	26,520	28,262	32,830	33,335	34,483	38,743	44,584	49,313

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.694	23.389	28.146	24.579	22.412	24.851	29.040	23.545	20.185	23.679
Value at End of Year	25.944	25.694	23.389	28.146	24.579	22.412	24.851	29.040	23.545	20.185
Venture III No. of Units	15,832	13,623	16,259	20,318	26,283	19,612	19,635	22,869	27,095	25,998

Emerging Markets Value Trust - Series I Shares (units first credited 10-27-2017)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	11.968	10.991	12.962	12.500	—	—	—	—	—	—
Value at End of Year	12.167	11.968	10.991	12.962	—	—	—	—	—	—
Venture III No. of Units	4,713	4,802	5,174	8,992	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	11.955	10.984	12.961	12.500	—	—	—	—	—	—
Value at End of Year	12.148	11.955	10.984	12.961	—	—	—	—	—	—
Venture III No. of Units	23,159	22,991	28,152	30,519	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	10.965	12.958	12.500	—	—	—	—	—	—
Value at End of Year	—	—	10.965	12.958	—	—	—	—	—	—
Venture III No. of Units	—	—	534	562	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	11.903	10.958	12.957	12.500	—	—	—	—	—	—
Value at End of Year	12.071	11.903	10.958	12.957	—	—	—	—	—	—
Venture III No. of Units	4,664	5,913	6,170	5,377	—	—	—	—	—	—

Emerging Markets Value Trust - Series II Shares (units first credited 10-27-2017)

Contracts with no Optional Benefits
Value at Start of Year	11.968	10.991	12.962	12.500	—	—	—	—	—	—
Value at End of Year	12.167	11.968	10.991	12.962	—	—	—	—	—	—
Venture III No. of Units	338,806	359,849	395,438	486,736	—	—	—	—	—	—
NY Venture III No. of Units	20,879	23,817	22,614	21,571	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.955	10.984	12.961	12.500	—	—	—	—	—	—
Value at End of Year	12.148	11.955	10.984	12.961	—	—	—	—	—	—
Venture III No. of Units	37,166	42,793	61,577	83,436	—	—	—	—	—	—
NY Venture III No. of Units	24,733	18,466	18,701	19,763	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.916	10.965	12.958	12.500	—	—	—	—	—	—
Value at End of Year	12.090	11.916	10.965	12.958	—	—	—	—	—	—
Venture III No. of Units	226,403	241,341	258,748	305,347	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.903	10.958	12.957	12.500	—	—	—	—	—	—
Value at End of Year	12.071	11.903	10.958	12.957	—	—	—	—	—	—
Venture III No. of Units	12,032	14,049	13,630	15,668	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.865	10.939	12.953	12.500	—	—	—	—	—	—
Value at End of Year	12.013	11.865	10.939	12.953	—	—	—	—	—	—
Venture III No. of Units	20,453	19,377	19,799	16,360	—	—	—	—	—	—

Equity Income Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	61.875	49.788	55.985	48.941	41.767	45.535	43.074	33.673	29.172	29.898
Value at End of Year	61.478	61.875	49.788	55.985	48.941	41.767	45.535	43.074	33.673	29.172
Venture III No. of Units	7,307	41,310	42,762	48,357	53,202	64,913	73,288	82,681	100,556	125,926

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	31.805	25.605	28.806	25.194	21.512	23.464	22.207	17.369	15.055	15.437
Value at End of Year	31.585	31.805	25.605	28.806	25.194	21.512	23.464	22.207	17.369	15.055
Venture III No. of Units	94,143	94,424	89,834	109,342	132,785	140,055	147,616	162,583	194,906	236,228

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	30.937	24.944	28.105	24.618	21.051	22.996	21.797	17.074	14.821	15.221
Value at End of Year	30.677	30.937	24.944	28.105	24.618	21.051	22.996	21.797	17.074	14.821
Venture III No. of Units	13,621	13,598	11,893	11,884	12,069	12,397	12,461	13,850	14,893	16,158

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	30.654	24.728	27.875	24.429	20.900	22.842	21.662	16.977	14.744	15.149
Value at End of Year	30.381	30.654	24.728	27.875	24.429	20.900	22.842	21.662	16.977	14.744
Venture III No. of Units	32,994	44,604	43,179	45,944	54,978	59,345	67,371	66,693	62,070	80,208

Equity Income Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	32.081	25.850	29.123	25.522	21.820	23.831	22.593	17.703	15.360	15.775
Value at End of Year	31.791	32.081	25.850	29.123	25.522	21.820	23.831	22.593	17.703	15.360
Venture III No. of Units	538,887	644,132	695,165	840,356	980,423	1,043,651	1,203,906	1,413,271	1,546,229	1,873,778
NY Venture III No. of Units	93,588	98,851	83,063	92,278	109,604	123,451	131,005	152,209	189,700	194,122

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.937	24.940	28.112	24.648	21.083	23.038	21.852	17.131	14.871	15.281
Value at End of Year	30.641	30.937	24.940	28.112	24.648	21.083	23.038	21.852	17.131	14.871
Venture III No. of Units	266,420	294,206	317,547	372,767	421,766	464,434	545,467	602,674	720,157	850,401
NY Venture III No. of Units	94,171	161,949	146,034	159,596	177,766	171,730	197,411	211,896	222,398	244,591

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	30.128	24.325	27.460	24.112	20.656	22.605	21.474	16.860	14.658	15.084
Value at End of Year	29.795	30.128	24.325	27.460	24.112	20.656	22.605	21.474	16.860	14.658
Venture III No. of Units	238,009	389,579	409,191	485,480	594,035	607,188	693,563	842,962	943,889	1,075,021

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.864	24.123	27.246	23.936	20.516	22.463	21.349	16.770	14.587	15.019
Value at End of Year	29.519	29.864	24.123	27.246	23.936	20.516	22.463	21.349	16.770	14.587
Venture III No. of Units	14,290	45,807	40,748	42,853	50,753	59,321	61,355	71,545	157,236	120,150

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	34.142	27.620	31.243	27.489	23.596	25.874	24.628	19.375	16.879	17.404
Value at End of Year	33.697	34.142	27.620	31.243	27.489	23.596	25.874	24.628	19.375	16.879
Venture III No. of Units	45,030	46,581	41,414	40,889	47,770	41,565	50,275	63,245	97,261	74,155

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Financial Industries Trust (formerly Financial Services Trust) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	26.233	20.236	24.061	21.217	18.071	18.870	17.658	13.729	11.824	13.284
Value at End of Year	26.363	26.233	20.236	24.061	21.217	18.071	18.870	17.658	13.729	11.824
Venture III No. of Units	7,660	16,831	24,530	24,723	24,577	23,531	28,742	33,728	39,387	40,465

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	26.700	20.607	24.514	21.627	18.429	19.254	18.026	14.022	12.083	13.581
Value at End of Year	26.818	26.700	20.607	24.514	21.627	18.429	19.254	18.026	14.022	12.083
Venture III No. of Units	5,764	5,552	7,174	7,726	9,063	14,168	17,052	14,508	17,154	27,890

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	25.972	20.075	23.917	21.132	18.034	18.870	17.693	13.784	11.895	13.391
Value at End of Year	26.048	25.972	20.075	23.917	21.132	18.034	18.870	17.693	13.784	11.895
Venture III No. of Units	1,524	1,549	1,828	1,861	1,914	2,767	2,688	2,693	2,803	2,816

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	25.733	19.901	23.721	20.970	17.905	18.744	17.583	13.705	11.834	13.328
Value at End of Year	25.796	25.733	19.901	23.721	20.970	17.905	18.744	17.583	13.705	11.834
Venture III No. of Units	2,698	3,454	3,823	5,191	5,476	8,677	9,003	8,511	8,284	11,071

Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	28.234	21.825	25.991	22.972	19.591	20.509	19.231	14.983	12.930	14.550
Value at End of Year	28.321	28.234	21.825	25.991	22.972	19.591	20.509	19.231	14.983	12.930
Venture III No. of Units	74,746	88,311	96,813	113,472	127,900	143,571	164,885	201,805	245,828	300,078
NY Venture III No. of Units	8,206	8,473	8,781	9,213	9,781	12,604	12,988	13,344	14,885	19,939

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	27.679	21.407	25.507	22.555	19.245	20.156	18.910	14.740	12.727	14.329
Value at End of Year	27.751	27.679	21.407	25.507	22.555	19.245	20.156	18.910	14.740	12.727
Venture III No. of Units	30,933	31,987	38,001	39,845	78,614	47,591	51,825	71,631	86,567	99,971
NY Venture III No. of Units	15,983	17,911	21,047	21,659	22,408	21,599	27,411	38,772	41,554	52,243

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	26.956	20.879	24.915	22.065	18.855	19.778	18.582	14.507	12.544	14.144
Value at End of Year	26.986	26.956	20.879	24.915	22.065	18.855	19.778	18.582	14.507	12.544
Venture III No. of Units	38,586	53,663	61,226	66,599	85,104	76,833	96,975	117,847	132,500	158,944

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.719	20.706	24.721	21.904	18.727	19.653	18.474	14.430	12.483	14.083
Value at End of Year	26.735	26.719	20.706	24.721	21.904	18.727	19.653	18.474	14.430	12.483
Venture III No. of Units	6,869	6,688	7,417	6,807	6,732	7,837	7,941	13,721	18,727	17,149

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	30.493	23.666	28.297	25.110	21.501	22.598	21.274	16.641	14.419	16.291
Value at End of Year	30.465	30.493	23.666	28.297	25.110	21.501	22.598	21.274	16.641	14.419
Venture III No. of Units	6,355	5,806	5,816	8,722	4,269	6,954	10,291	11,134	7,072	8,371

Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 05-01-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	13.413	14.504	14.343	11.733	10.282	10.634
Value at End of Year	—	—	—	—	—	13.413	14.504	14.343	11.733	10.282
Venture III No. of Units	—	—	—	—	—	20,255,225	22,531,457	26,012,667	29,654,783	33,881,410
NY Venture III No. of Units	—	—	—	—	—	1,429,674	1,554,662	1,883,688	2,138,500	2,404,027

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	13.355	14.449	14.295	11.700	10.258	10.614
Value at End of Year	—	—	—	—	—	13.355	14.449	14.295	11.700	10.258
Venture III No. of Units	—	—	—	—	—	48,371	55,344	56,746	69,895	92,840
NY Venture III No. of Units	—	—	—	—	—	22,351	26,931	43,275	45,072	56,451

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	13.182	14.283	14.152	11.601	10.186	10.556
Value at End of Year	—	—	—	—	—	13.182	14.283	14.152	11.601	10.186
Venture III No. of Units	—	—	—	—	—	11,345,202	12,862,721	14,806,196	16,843,605	18,936,877

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	13.125	14.229	14.105	11.568	10.162	10.537
Value at End of Year	—	—	—	—	—	13.125	14.229	14.105	11.568	10.162
Venture III No. of Units	—	—	—	—	—	3,595	3,705	3,814	3,955	16,103

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.955	14.066	13.965	11.470	10.091	10.479
Value at End of Year	—	—	—	—	—	12.955	14.066	13.965	11.470	10.091
Venture III No. of Units	—	—	—	—	—	16,812	16,974	22,187	25,020	26,481

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-05-2003)

Contracts with no Optional Benefits
Value at Start of Year	45.701	34.116	40.028	31.933	30.027	29.399	27.281	20.461	16.871	17.553
Value at End of Year	56.930	45.701	34.116	40.028	31.933	30.027	29.399	27.281	20.461	16.871
Venture III No. of Units	17,823	14,681	14,815	7,510	4,189	5,245	9,380	4,521	28,559	3,346
NY Venture III No. of Units	2,368	2,481	2,586	2,704	2,809	2,928	1,603	114	1,168	115

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	45.322	33.850	39.736	31.715	29.838	29.228	27.136	20.363	16.798	17.486
Value at End of Year	56.429	45.322	33.850	39.736	31.715	29.838	29.228	27.136	20.363	16.798
Venture III No. of Units	2,794	5,433	10,124	9,284	4,097	3,735	3,828	2,499	10,611	11,187
NY Venture III No. of Units	482	806	953	1,048	1,723	2,327	2,415	3,981	4,085	6,341

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	44.203	33.064	38.871	31.072	29.276	28.721	26.706	20.070	16.581	17.286
Value at End of Year	54.953	44.203	33.064	38.871	31.072	29.276	28.721	26.706	20.070	16.581
Venture III No. of Units	5,086	6,972	10,921	9,517	6,638	9,052	4,277	11,559	12,639	6,897

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	43.836	32.806	38.587	30.860	29.091	28.554	26.563	19.973	17.220	—
Value at End of Year	54.470	43.836	32.806	38.587	30.860	29.091	28.554	26.563	19.973	—
Venture III No. of Units	364	441	467	102	103	6,067	104	649	14,434	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	42.753	32.044	37.748	30.234	28.544	28.059	26.142	19.685	16.297	17.023
Value at End of Year	—	42.753	32.044	37.748	30.234	28.544	28.059	26.142	19.685	16.297
Venture III No. of Units	—	41	979	910	914	919	924	928	933	938

Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.383	11.194	11.519
Value at End of Year	—	—	—	—	—	—	—	—	12.383	11.194
Venture III No. of Units	—	—	—	—	—	—	—	—	21,858,575	25,025,791
NY Venture III No. of Units	—	—	—	—	—	—	—	—	1,707,174	2,012,272

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	12.351	11.171	11.501
Value at End of Year	—	—	—	—	—	—	—	—	12.351	11.171
Venture III No. of Units	—	—	—	—	—	—	—	—	4,919	22,521
NY Venture III No. of Units	—	—	—	—	—	—	—	—	17,329	19,084

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.256	11.102	11.447
Value at End of Year	—	—	—	—	—	—	—	—	12.256	11.102
Venture III No. of Units	—	—	—	—	—	—	—	—	11,788,236	13,807,785

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.225	11.079	11.429
Value at End of Year	—	—	—	—	—	—	—	—	12.225	11.079
Venture III No. of Units	—	—	—	—	—	—	—	—	445	445

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.131	11.010	11.375
Value at End of Year	—	—	—	—	—	—	—	—	12.131	11.010
Venture III No. of Units	—	—	—	—	—	—	—	—	54,602	54,903

Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series I Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	31.002	23.200	28.431	24.612	22.712	23.349	21.460	20.896	—	—
Value at End of Year	34.141	31.002	23.200	28.431	24.612	22.712	23.349	21.460	—	—
Venture III No. of Units	113,988	35,357	141,033	157,721	169,899	183,372	208,536	45,226	—	—

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	30.760	23.030	28.238	24.457	22.580	22.734	20.947	20.400	—	—
Value at End of Year	33.858	30.760	23.030	28.238	24.457	22.580	22.734	20.947	—	—
Venture III No. of Units	70,434	75,169	87,866	96,809	118,490	135,375	158,898	23,984	—	—

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	30.046	22.529	27.665	23.997	22.188	22.856	21.049	20.498	—	—
Value at End of Year	33.021	30.046	22.529	27.665	23.997	22.188	22.856	21.049	—	—
Venture III No. of Units	8,327	8,897	10,064	10,164	11,399	9,147	9,206	1,022	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	29.811	22.364	27.476	23.845	22.059	23.225	21.356	20.796	—	—
Value at End of Year	32.747	29.811	22.364	27.476	23.845	22.059	23.225	21.356	—	—
Venture III No. of Units	48,787	51,397	57,141	56,792	60,228	79,631	76,475	18,827	—	—

Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2004)

Contracts with no Optional Benefits
Value at Start of Year	30.618	22.957	28.201	24.462	22.617	23.295	21.452	16.508	13.511	13.514
Value at End of Year	33.655	30.618	22.957	28.201	24.462	22.617	23.295	21.452	16.508	13.511
Venture III No. of Units	885,834	1,023,788	1,271,192	1,406,079	1,702,856	1,973,504	2,336,882	253,290	36,916	7,631
NY Venture III No. of Units	95,407	108,865	137,279	147,185	172,457	193,326	208,651	28,603	1,289	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.379	22.789	28.009	24.307	22.485	23.171	21.348	16.437	13.459	13.469
Value at End of Year	33.375	30.379	22.789	28.009	24.307	22.485	23.171	21.348	16.437	13.459
Venture III No. of Units	189,679	207,478	252,928	275,053	311,406	388,376	465,393	70,643	10,743	6,470
NY Venture III No. of Units	84,213	97,564	105,666	115,997	140,450	153,891	170,287	47,615	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	29.673	22.293	27.441	23.850	22.095	22.804	21.041	16.224	13.305	13.335
Value at End of Year	32.551	29.673	22.293	27.441	23.850	22.095	22.804	21.041	16.224	13.305
Venture III No. of Units	657,964	754,566	946,062	1,016,622	1,163,347	1,305,331	1,526,911	221,863	3,917	3,075

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.442	22.130	27.254	23.699	21.967	22.682	20.939	16.154	11.976	—
Value at End of Year	32.281	29.442	22.130	27.254	23.699	21.967	22.682	20.939	16.154	—
Venture III No. of Units	43,544	53,929	64,078	68,444	74,180	73,475	103,390	10,846	23,286	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	28.757	21.648	26.701	23.253	21.585	22.322	20.638	13.103	—	18.287
Value at End of Year	31.483	28.757	21.648	26.701	23.253	21.585	22.322	20.638	—	13.103
Venture III No. of Units	48,466	46,620	68,062	72,866	78,384	76,177	113,751	31,876	—	5,517

Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	19.771	15.054	13.499	14.263
Value at End of Year	—	—	—	—	—	—	—	19.771	15.054	13.499
Venture III No. of Units	—	—	—	—	—	—	—	214,666	242,261	310,358

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	20.451	15.580	13.978	14.776
Value at End of Year	—	—	—	—	—	—	—	20.451	15.580	13.978
Venture III No. of Units	—	—	—	—	—	—	—	172,076	206,076	293,006

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	20.073	15.315	13.761	14.568
Value at End of Year	—	—	—	—	—	—	—	20.073	15.315	13.761
Venture III No. of Units	—	—	—	—	—	—	—	9,527	13,184	13,962

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	19.949	15.228	13.689	14.500
Value at End of Year	—	—	—	—	—	—	—	19.949	15.228	13.689
Venture III No. of Units	—	—	—	—	—	—	—	142,518	154,660	188,834

Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	21.498	16.408	14.740	15.606
Value at End of Year	—	—	—	—	—	—	—	21.498	16.408	14.740
Venture III No. of Units	—	—	—	—	—	—	—	2,640,530	3,445,948	3,963,700
NY Venture III No. of Units	—	—	—	—	—	—	—	213,613	287,961	341,579

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	21.212	16.198	14.558	15.422
Value at End of Year	—	—	—	—	—	—	—	21.212	16.198	14.558
Venture III No. of Units	—	—	—	—	—	—	—	508,265	578,648	704,612
NY Venture III No. of Units	—	—	—	—	—	—	—	152,970	188,423	210,774

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	20.845	15.941	14.349	15.224
Value at End of Year	—	—	—	—	—	—	—	20.845	15.941	14.349
Venture III No. of Units	—	—	—	—	—	—	—	1,755,835	2,240,977	2,566,550

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	20.724	15.857	14.280	15.158
Value at End of Year	—	—	—	—	—	—	—	20.724	15.857	14.280
Venture III No. of Units	—	—	—	—	—	—	—	83,211	98,897	106,507

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	23.434	17.957	16.197	17.218
Value at End of Year	—	—	—	—	—	—	—	23.434	17.957	16.197
Venture III No. of Units	—	—	—	—	—	—	—	75,533	91,127	98,427

Global Diversification Trust (formerly American Global Diversification Trust) (merged into Core Strategy Trust eff 12-06-2013) Series II Shares (units first credited 11-12-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.448	10.953	11.914
Value at End of Year	—	—	—	—	—	—	—	—	12.448	10.953
Venture III No. of Units	—	—	—	—	—	—	—	—	14,662,121	16,802,744
NY Venture III No. of Units	—	—	—	—	—	—	—	—	979,159	1,109,522

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	12.416	10.930	11.895
Value at End of Year	—	—	—	—	—	—	—	—	12.416	10.930
Venture III No. of Units	—	—	—	—	—	—	—	—	34,692	48,959
NY Venture III No. of Units	—	—	—	—	—	—	—	—	36,646	37,634

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.321	10.862	11.839
Value at End of Year	—	—	—	—	—	—	—	—	12.321	10.862
Venture III No. of Units	—	—	—	—	—	—	—	—	9,164,666	10,440,464

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.289	10.840	11.821
Value at End of Year	—	—	—	—	—	—	—	—	12.289	10.840
Venture III No. of Units	—	—	—	—	—	—	—	—	14,982	18,685

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.195	10.773	11.765
Value at End of Year	—	—	—	—	—	—	—	—	12.195	10.773
Venture III No. of Units	—	—	—	—	—	—	—	—	8,858	9,164

Global Equity Trust (formerly Global Trust) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	31.145	27.286	32.445	27.745	25.768	27.994	29.220	22.661	18.925	20.467
Value at End of Year	32.655	31.145	27.286	32.445	27.745	25.768	27.994	29.220	22.661	18.925
Venture III No. of Units	12,373	21,559	22,867	24,445	27,006	35,100	38,129	29,668	30,450	32,960

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	20.189	17.696	21.053	18.012	16.737	18.192	18.998	14.741	12.317	13.327
Value at End of Year	21.157	20.189	17.696	21.053	18.012	16.737	18.192	18.998	14.741	12.317
Venture III No. of Units	23,204	23,954	31,189	36,578	45,273	50,079	55,593	19,930	21,096	28,484

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	17.240	20.540	17.600	16.378	17.829	18.647	14.491	12.126	13.140
Value at End of Year	—	—	17.240	20.540	17.600	16.378	17.829	18.647	14.491	12.126
Venture III No. of Units	—	—	—	—	—	—	153	751	129	135

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	19.459	17.090	20.372	17.465	16.261	17.710	18.532	14.408	12.063	13.078
Value at End of Year	20.351	19.459	17.090	20.372	17.465	16.261	17.710	18.532	14.408	12.063
Venture III No. of Units	8,699	10,163	10,691	10,973	15,547	17,284	19,394	83,927	84,736	87,126

Global Equity Trust (formerly Global Trust) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	22.172	19.460	23.182	19.866	18.488	20.127	21.052	16.358	13.688	14.838
Value at End of Year	23.209	22.172	19.460	23.182	19.866	18.488	20.127	21.052	16.358	13.688
Venture III No. of Units	121,581	159,627	177,906	211,879	237,681	279,523	347,615	115,862	117,307	133,171
NY Venture III No. of Units	12,035	15,002	16,901	20,151	21,800	25,474	30,204	5,517	7,486	7,185

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.290	19.573	23.329	20.002	18.624	20.285	21.228	16.503	13.816	14.985
Value at End of Year	23.321	22.290	19.573	23.329	20.002	18.624	20.285	21.228	16.503	13.816
Venture III No. of Units	57,340	64,371	74,524	91,936	119,731	148,809	186,795	83,249	96,279	108,939
NY Venture III No. of Units	32,062	33,253	34,881	44,447	46,134	48,779	61,688	17,586	19,106	23,035

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	21.708	19.091	22.788	19.567	18.247	19.904	20.860	16.242	13.618	14.792
Value at End of Year	22.677	21.708	19.091	22.788	19.567	18.247	19.904	20.860	16.242	13.618
Venture III No. of Units	88,193	118,040	134,104	155,533	181,866	209,018	262,710	57,467	75,795	73,191

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.517	18.932	22.610	19.424	18.123	19.778	20.739	16.155	13.552	14.728
Value at End of Year	22.467	21.517	18.932	22.610	19.424	18.123	19.778	20.739	16.155	13.552
Venture III No. of Units	10,315	11,211	14,915	16,103	18,283	19,192	20,381	10,697	15,586	15,346

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	24.597	21.674	25.924	22.304	20.841	22.779	23.922	18.662	15.679	17.065
Value at End of Year	25.644	24.597	21.674	25.924	22.304	20.841	22.779	23.922	18.662	15.679
Venture III No. of Units	12,313	608	14,065	23,713	14,726	18,237	20,066	2,135	753	4,458

Health Sciences Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	84.464	66.731	67.385	53.725	61.076	55.098	42.490	28.592	22.031	20.256
Value at End of Year	105.650	84.464	66.731	67.385	53.725	61.076	55.098	42.490	28.592	22.031
Venture III No. of Units	23,557	23,997	26,970	31,572	33,971	42,009	44,629	49,008	62,350	69,021

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	82.459	65.180	65.852	52.528	59.745	53.924	41.606	28.012	21.594	19.865
Value at End of Year	103.090	82.459	65.180	65.852	52.528	59.745	53.924	41.606	28.012	21.594
Venture III No. of Units	11,770	13,691	17,602	23,893	27,531	36,424	40,282	36,786	36,916	60,757

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	80.211	63.498	64.250	51.327	58.467	52.850	40.838	27.536	21.259	19.586
Value at End of Year	100.129	80.211	63.498	64.250	51.327	58.467	52.850	40.838	27.536	21.259
Venture III No. of Units	1,105	1,364	1,656	1,770	1,851	2,711	2,633	2,535	2,637	2,648

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	79.475	62.947	63.724	50.933	58.047	52.496	40.585	27.379	21.149	19.494
Value at End of Year	99.161	79.475	62.947	63.724	50.933	58.047	52.496	40.585	27.379	21.149
Venture III No. of Units	12,483	15,068	15,483	18,053	19,412	24,500	25,739	25,758	24,393	29,372

Health Sciences Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	81.201	64.295	65.032	51.951	59.192	53.493	41.341	27.873	21.526	19.823
Value at End of Year	101.346	81.201	64.295	65.032	51.951	59.192	53.493	41.341	27.873	21.526
Venture III No. of Units	102,439	105,115	129,478	150,568	192,308	235,171	270,999	313,577	356,681	475,037
NY Venture III No. of Units	13,077	15,879	16,581	17,008	25,973	33,888	35,481	31,108	31,769	28,304

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	89.643	71.015	71.865	57.437	65.476	59.202	45.776	30.879	23.859	21.982
Value at End of Year	111.826	89.643	71.015	71.865	57.437	65.476	59.202	45.776	30.879	23.859
Venture III No. of Units	63,136	56,219	70,272	80,427	90,440	115,073	122,675	127,143	148,027	157,673
NY Venture III No. of Units	11,115	16,092	18,091	20,234	22,416	28,259	35,833	49,016	50,023	51,432

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	87.301	69.264	70.199	56.190	64.150	58.090	44.984	30.390	23.516	21.699
Value at End of Year	108.741	87.301	69.264	70.199	56.190	64.150	58.090	44.984	30.390	23.516
Venture III No. of Units	109,294	101,949	120,963	117,907	134,944	159,769	178,134	212,733	225,891	252,837

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	86.534	68.689	69.652	55.780	63.714	57.724	44.722	30.228	23.403	21.606
Value at End of Year	107.732	86.534	68.689	69.652	55.780	63.714	57.724	44.722	30.228	23.403
Venture III No. of Units	11,888	13,132	14,670	15,734	24,689	27,703	27,817	31,261	36,415	32,726

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	89.582	71.215	72.322	58.005	66.355	60.207	46.716	31.623	24.520	22.671
Value at End of Year	111.358	89.582	71.215	72.322	58.005	66.355	60.207	46.716	31.623	24.520
Venture III No. of Units	10,874	11,034	13,134	13,192	14,291	18,486	23,817	23,896	27,326	21,896

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

High Yield Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	28.631	25.166	26.381	24.948	21.814	24.190	24.565	23.011	19.661	19.810
Value at End of Year	29.798	28.631	25.166	26.381	24.948	21.814	24.190	24.565	23.011	19.661
Venture III No. of Units	17,843	17,768	15,414	22,962	37,039	27,949	38,636	64,561	85,738	84,747

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	27.454	24.143	25.322	23.958	20.960	23.254	23.626	22.143	18.929	19.081
Value at End of Year	28.559	27.454	24.143	25.322	23.958	20.960	23.254	23.626	22.143	18.929
Venture III No. of Units	32,848	32,259	35,232	40,462	60,472	58,387	62,460	77,984	73,603	97,173

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	26.706	23.520	24.706	23.410	20.511	22.790	23.190	21.767	18.635	18.814
Value at End of Year	27.739	26.706	23.520	24.706	23.410	20.511	22.790	23.190	21.767	18.635
Venture III No. of Units	3,577	2,821	3,009	3,059	569	1,527	4,191	5,028	1,151	46,328

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	26.461	23.316	24.504	23.230	20.364	22.638	23.046	21.643	18.539	18.725
Value at End of Year	27.471	26.461	23.316	24.504	23.230	20.364	22.638	23.046	21.643	18.539
Venture III No. of Units	18,919	24,387	27,158	26,196	30,326	32,253	50,224	32,920	31,108	30,411

High Yield Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	27.756	24.431	25.648	24.338	21.301	23.679	24.132	22.642	19.365	12.531
Value at End of Year	28.847	27.756	24.431	25.648	24.338	21.301	23.679	24.132	22.642	19.365
Venture III No. of Units	351,048	418,248	456,813	538,251	567,046	733,260	826,902	1,057,905	911,335	966,771
NY Venture III No. of Units	26,328	28,063	26,386	27,743	37,628	36,251	39,871	52,109	34,234	35,234

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	28.324	24.944	26.199	24.873	21.780	24.224	24.700	23.186	19.841	12.508
Value at End of Year	29.423	28.324	24.944	26.199	24.873	21.780	24.224	24.700	23.186	19.841
Venture III No. of Units	56,676	69,611	83,907	90,810	100,090	114,134	140,715	179,237	190,782	241,868
NY Venture III No. of Units	17,504	19,365	21,334	28,202	25,293	24,119	27,153	31,395	24,211	31,912

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	27.584	24.329	25.592	24.333	21.339	23.769	24.272	22.819	19.556	12.439
Value at End of Year	28.612	27.584	24.329	25.592	24.333	21.339	23.769	24.272	22.819	19.556
Venture III No. of Units	208,671	127,462	266,577	314,911	333,966	398,682	477,666	645,038	440,451	490,315

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	27.342	24.127	25.393	24.156	21.194	23.619	24.131	22.698	19.462	12.417
Value at End of Year	28.346	27.342	24.127	25.393	24.156	21.194	23.619	24.131	22.698	19.462
Venture III No. of Units	15,473	16,305	17,397	16,751	17,895	23,919	32,021	36,521	44,926	46,927

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.708	22.719	23.947	22.814	20.047	22.375	22.894	21.566	18.520	12.348
Value at End of Year	26.612	25.708	22.719	23.947	22.814	20.047	22.375	22.894	21.566	18.520
Venture III No. of Units	12,424	19,908	22,475	25,209	27,696	31,708	41,627	42,840	44,336	45,369

International Core Trust (formerly International Stock Trust) (merged into International Value Trust eff 10-21-2016) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	15.916	17.114	18.648	15.167	13.403	15.069
Value at End of Year	—	—	—	—	—	15.916	17.114	18.648	15.167	13.403
Venture III No. of Units	—	—	—	—	—	12,729	15,366	16,989	18,393	20,380

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	15.953	17.162	18.709	15.225	13.461	15.142
Value at End of Year	—	—	—	—	—	15.953	17.162	18.709	15.225	13.461
Venture III No. of Units	—	—	—	—	—	19,021	21,244	22,313	24,831	36,480

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	15.611	16.820	18.364	14.966	13.252	14.929
Value at End of Year	—	—	—	—	—	15.611	16.820	18.364	14.966	13.252
Venture III No. of Units	—	—	—	—	—	1,705	48	733	173	16,750

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	15.499	16.707	18.250	14.881	13.184	14.859
Value at End of Year	—	—	—	—	—	15.499	16.707	18.250	14.881	13.184
Venture III No. of Units	—	—	—	—	—	15,469	14,418	16,791	18,663	15,664

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

International Core Trust (formerly International Stock Trust) (merged into International Value Trust eff 10-21-2016) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.441	18.788	20.520	16.718	14.803	16.684
Value at End of Year	—	—	—	—	—	17.441	18.788	20.520	16.718	14.803
Venture III No. of Units	—	—	—	—	—	211,925	244,827	271,212	306,180	369,233
NY Venture III No. of Units	—	—	—	—	—	12,434	11,038	12,511	14,403	22,736

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	16.827	18.136	19.817	16.154	14.311	16.137
Value at End of Year	—	—	—	—	—	16.827	18.136	19.817	16.154	14.311
Venture III No. of Units	—	—	—	—	—	81,771	86,874	93,202	101,501	123,957
NY Venture III No. of Units	—	—	—	—	—	8,604	8,748	8,977	10,391	11,656

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	16.486	17.795	19.474	15.898	14.105	15.929
Value at End of Year	—	—	—	—	—	16.486	17.795	19.474	15.898	14.105
Venture III No. of Units	—	—	—	—	—	136,626	118,424	135,654	140,605	159,432

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.374	17.683	19.361	15.814	14.037	15.861
Value at End of Year	—	—	—	—	—	16.374	17.683	19.361	15.814	14.037
Venture III No. of Units	—	—	—	—	—	4,227	4,439	5,477	6,474	9,604

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	21.209	22.938	25.153	20.575	18.292	20.699
Value at End of Year	—	—	—	—	—	21.209	22.938	25.153	20.575	18.292
Venture III No. of Units	—	—	—	—	—	3,091	187	2,257	12,767	2,438

International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-03-2004)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	16.018	18.987
Value at End of Year	—	—	—	—	—	—	—	—	—	16.018
Venture III No. of Units	—	—	—	—	—	—	—	—	—	18,238

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	15.956	18.924
Value at End of Year	—	—	—	—	—	—	—	—	—	15.956
Venture III No. of Units	—	—	—	—	—	—	—	—	—	39,742

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	15.774	18.736
Value at End of Year	—	—	—	—	—	—	—	—	—	15.774
Venture III No. of Units	—	—	—	—	—	—	—	—	—	728

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	15.714	18.674
Value at End of Year	—	—	—	—	—	—	—	—	—	15.714
Venture III No. of Units	—	—	—	—	—	—	—	—	—	23,371

International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2004)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.770	18.734
Value at End of Year	—	—	—	—	—	—	—	—	—	15.770
Venture III No. of Units	—	—	—	—	—	—	—	—	—	226,249
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	32,482

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	15.710	18.672
Value at End of Year	—	—	—	—	—	—	—	—	—	15.710
Venture III No. of Units	—	—	—	—	—	—	—	—	—	162,711
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	73,180

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	15.530	18.486
Value at End of Year	—	—	—	—	—	—	—	—	—	15.530
Venture III No. of Units	—	—	—	—	—	—	—	—	—	150,226

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	15.471	18.424
Value at End of Year	—	—	—	—	—	—	—	—	—	15.471
Venture III No. of Units	—	—	—	—	—	—	—	—	—	16,161

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	15.294	18.241
Value at End of Year	—	—	—	—	—	—	—	—	—	15.294
Venture III No. of Units	—	—	—	—	—	—	—	—	—	14,729

International Equity Index Trust (formerly International Equity Index Trust B) - Series I Shares (units first credited 11-02-2012)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	16.781	14.057	16.637	13.285	12.931	13.973	14.892	13.217	12.500	—
Value at End of Year	18.263	16.781	14.057	16.637	13.285	12.931	13.973	14.892	13.217	—
Venture III No. of Units	18,610	9,203	6,150	9,418	9,218	18,782	13,351	14,548	20,735	—

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	16.721	14.013	16.594	13.258	12.910	13.958	14.884	13.216	12.500	—
Value at End of Year	18.188	16.721	14.013	16.594	13.258	12.910	13.958	14.884	13.216	—
Venture III No. of Units	25,399	27,522	18,217	19,069	49,441	52,564	52,005	54,687	57,262	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	16.543	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.967	16.543	—	—	—	—	—	—	—	—
Venture III No. of Units	157	159	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	16.483	13.842	16.423	13.148	12.829	13.897	14.849	13.211	12.500	—
Value at End of Year	17.894	16.483	13.842	16.423	13.148	12.829	13.897	14.849	13.211	—
Venture III No. of Units	16,578	22,235	17,577	20,435	23,405	25,013	21,425	21,538	22,850	—

International Equity Index Trust (formerly International Equity Index Trust B) - Series II Shares (units first credited 11-02-2012)

Contracts with no Optional Benefits
Value at Start of Year	16.538	13.882	16.464	13.175	12.849	13.914	14.858	13.213	12.500	—
Value at End of Year	17.971	16.538	13.882	16.464	13.175	12.849	13.914	14.858	13.213	—
Venture III No. of Units	154,087	176,568	120,056	144,543	143,192	165,981	194,000	224,232	253,759	—
NY Venture III No. of Units	24,099	25,464	26,196	28,630	27,358	35,788	38,730	40,117	41,030	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.479	13.840	16.421	13.147	12.829	13.899	14.849	13.212	12.500	—
Value at End of Year	17.898	16.479	13.840	16.421	13.147	12.829	13.899	14.849	13.212	—
Venture III No. of Units	70,492	79,406	84,880	120,953	92,125	101,950	113,173	127,094	149,776	—
NY Venture III No. of Units	41,253	36,919	32,641	38,343	35,571	37,834	46,909	56,605	86,672	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.303	13.712	16.295	13.065	12.768	13.854	14.824	13.208	12.500	—
Value at End of Year	17.680	16.303	13.712	16.295	13.065	12.768	13.854	14.824	13.208	—
Venture III No. of Units	144,655	156,193	87,668	92,958	84,841	98,214	94,025	131,894	177,715	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.245	13.670	16.253	13.038	12.748	13.839	14.815	13.207	12.500	—
Value at End of Year	17.608	16.245	13.670	16.253	13.038	12.748	13.839	14.815	13.207	—
Venture III No. of Units	19,382	19,008	18,052	17,136	17,770	16,590	19,670	19,511	106,718	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.071	13.544	16.128	12.957	12.688	13.794	14.789	13.204	12.500	—
Value at End of Year	17.393	16.071	13.544	16.128	12.957	12.688	13.794	14.789	13.204	—
Venture III No. of Units	5,113	5,501	8,356	7,774	18,799	12,279	12,517	12,927	69,028	—

International Growth Stock Trust (merged into International Equity Index Trust eff 11-01-2019) - Series II Shares (units first credited 11-02-2012)

Contracts with no Optional Benefits
Value at Start of Year	—	13.932	16.589	13.866	14.304	14.920	15.167	12.972	12.500	—
Value at End of Year	—	—	13.932	16.589	13.866	14.304	14.920	15.167	12.972	—
Venture III No. of Units	—	—	102,770	125,676	130,503	136,259	126,148	153,301	187,398	—
NY Venture III No. of Units	—	—	9,674	11,172	32,442	33,178	28,732	23,451	12,323	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	13.889	16.547	13.837	14.281	14.903	15.159	12.971	12.500	—
Value at End of Year	—	—	13.889	16.547	13.837	14.281	14.903	15.159	12.971	—
Venture III No. of Units	—	—	35,262	36,269	38,907	53,070	48,047	57,343	93,843	—
NY Venture III No. of Units	—	—	5,712	8,381	19,024	19,691	22,339	11,748	11,881	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	13.762	16.419	13.751	14.214	14.855	15.132	12.968	12.500	—
Value at End of Year	—	—	13.762	16.419	13.751	14.214	14.855	15.132	12.968	—
Venture III No. of Units	—	—	91,778	92,882	78,553	84,095	87,520	92,401	119,607	—

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	13.719	16.377	13.722	14.191	14.839	15.123	12.967	12.500	—
Value at End of Year	—	—	13.719	16.377	13.722	14.191	14.839	15.123	12.967	—
Venture III No. of Units	—	—	7,734	9,445	7,877	7,478	20,265	19,439	14,630	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	13.593	16.250	13.637	14.124	14.791	15.097	12.964	12.500	—
Value at End of Year	—	—	13.593	16.250	13.637	14.124	14.791	15.097	12.964	—
Venture III No. of Units	—	—	689	627	264	245	240	1,284	2,294	—

International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-01-2005)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.280	16.097
Value at End of Year	—	—	—	—	—	—	—	—	—	13.280
Venture III No. of Units	—	—	—	—	—	—	—	—	—	230,551
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	11,799

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	13.236	16.051
Value at End of Year	—	—	—	—	—	—	—	—	—	13.236
Venture III No. of Units	—	—	—	—	—	—	—	—	—	96,585
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	12,467

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	13.104	15.915
Value at End of Year	—	—	—	—	—	—	—	—	—	13.104
Venture III No. of Units	—	—	—	—	—	—	—	—	—	135,815

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.060	15.870
Value at End of Year	—	—	—	—	—	—	—	—	—	13.060
Venture III No. of Units	—	—	—	—	—	—	—	—	—	17,162

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.930	15.736
Value at End of Year	—	—	—	—	—	—	—	—	—	12.930
Venture III No. of Units	—	—	—	—	—	—	—	—	—	2,524

International Small Company Trust - Series I Shares (units first credited 11-16-2009)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	21.234	17.607	22.404	17.593	17.050	16.269	17.765	14.295	12.194	14.798
Value at End of Year	22.633	21.234	17.607	22.404	17.593	17.050	16.269	17.765	14.295	12.194
Venture III No. of Units	11,227	11,262	13,563	14,325	16,140	17,672	17,766	19,902	24,890	29,033

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	21.127	17.527	22.313	17.531	16.998	16.227	17.728	14.272	12.181	14.790
Value at End of Year	22.507	21.127	17.527	22.313	17.531	16.998	16.227	17.728	14.272	12.181
Venture III No. of Units	7,791	4,575	9,109	10,852	11,692	18,660	15,183	13,694	13,533	17,909

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.808	17.289	22.043	17.344	16.842	16.103	17.618	14.206	12.142	14.765
Value at End of Year	22.135	20.808	17.289	22.043	17.344	16.842	16.103	17.618	14.206	12.142
Venture III No. of Units	882	887	913	999	1,039	1,103	1,109	686	690	4,286

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	20.703	17.210	21.954	17.282	16.791	16.062	17.582	14.183	12.129	14.756
Value at End of Year	22.012	20.703	17.210	21.954	17.282	16.791	16.062	17.582	14.183	12.129
Venture III No. of Units	5,191	5,220	5,077	5,354	5,246	5,274	5,314	5,464	5,756	15,616

International Small Company Trust - Series II Shares (units first credited 11-16-2009)

Contracts with no Optional Benefits
Value at Start of Year	20.802	17.284	22.042	17.348	16.845	16.097	17.614	14.210	12.141	14.768
Value at End of Year	22.133	20.802	17.284	22.042	17.348	16.845	16.097	17.614	14.210	12.141
Venture III No. of Units	92,262	101,138	119,308	144,733	155,806	172,957	193,769	224,208	232,205	271,427
NY Venture III No. of Units	13,596	15,468	24,928	24,786	20,696	27,674	25,967	27,771	28,791	31,107

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.697	17.206	21.953	17.286	16.793	16.056	17.578	14.188	12.128	14.760
Value at End of Year	22.010	20.697	17.206	21.953	17.286	16.793	16.056	17.578	14.188	12.128
Venture III No. of Units	13,398	14,674	15,922	18,009	20,099	33,419	24,797	24,193	92,174	114,184
NY Venture III No. of Units	29,400	28,872	29,882	30,161	29,901	29,506	35,569	56,774	58,546	75,143

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.385	16.971	21.687	17.102	16.640	15.932	17.469	14.121	12.090	14.735
Value at End of Year	21.645	20.385	16.971	21.687	17.102	16.640	15.932	17.469	14.121	12.090
Venture III No. of Units	79,173	80,903	92,824	115,013	124,800	128,501	136,469	155,693	195,553	226,479

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.281	16.894	21.599	17.041	16.589	15.891	17.433	14.099	12.077	14.727
Value at End of Year	21.525	20.281	16.894	21.599	17.041	16.589	15.891	17.433	14.099	12.077
Venture III No. of Units	11,502	12,219	12,106	11,115	11,805	10,566	19,758	19,551	22,548	29,414

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	19.975	16.664	21.337	16.860	16.437	15.770	17.326	14.033	12.038	14.702
Value at End of Year	21.168	19.975	16.664	21.337	16.860	16.437	15.770	17.326	14.033	12.038
Venture III No. of Units	1,106	704	2,044	16,712	19,709	11,991	4,713	13,347	8,827	12,648

Investment Quality Bond Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	25.299	23.518	24.108	23.429	22.839	23.410	22.564	23.388	22.103	20.791
Value at End of Year	27.216	25.299	23.518	24.108	23.429	22.839	23.410	22.564	23.388	22.103
Venture III No. of Units	33,707	21,741	10,391	12,390	13,837	14,907	18,251	15,102	21,904	29,099

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	21.557	20.049	20.563	19.994	19.499	19.997	19.284	19.999	18.909	17.796
Value at End of Year	23.179	21.557	20.049	20.563	19.994	19.499	19.997	19.284	19.999	18.909
Venture III No. of Units	25,780	22,767	21,124	24,015	26,029	25,287	30,317	42,089	43,187	53,066

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.969	19.532	20.062	19.536	19.082	19.598	18.928	19.659	18.616	17.546
Value at End of Year	22.513	20.969	19.532	20.062	19.536	19.082	19.598	18.928	19.659	18.616
Venture III No. of Units	4,572	4,893	5,136	5,156	5,177	333	355	3,809	4,016	4,900

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	20.777	19.362	19.898	19.386	18.945	19.467	18.811	19.547	18.519	17.464
Value at End of Year	22.295	20.777	19.362	19.898	19.386	18.945	19.467	18.811	19.547	18.519
Venture III No. of Units	3,455	9,374	9,595	10,619	10,978	13,944	14,740	16,710	20,256	27,010

Investment Quality Bond Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	20.808	19.381	19.889	19.385	18.935	19.447	18.782	19.491	18.471	17.410
Value at End of Year	22.340	20.808	19.381	19.889	19.385	18.935	19.447	18.782	19.491	18.471
Venture III No. of Units	664,037	627,129	594,219	660,007	710,733	788,967	921,943	1,045,428	1,139,930	1,234,762
NY Venture III No. of Units	146,259	171,176	184,383	203,589	227,873	241,456	259,020	293,590	306,971	322,836

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.506	19.109	19.620	19.133	18.697	19.213	18.566	19.276	18.277	17.235
Value at End of Year	22.005	20.506	19.109	19.620	19.133	18.697	19.213	18.566	19.276	18.277
Venture III No. of Units	60,899	67,075	69,869	77,841	104,938	114,584	127,775	127,189	157,977	166,200
NY Venture III No. of Units	29,388	62,736	33,547	38,592	38,483	45,121	49,394	41,030	42,421	46,160

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	19.970	18.638	19.166	18.717	18.319	18.852	18.244	18.971	18.014	17.013
Value at End of Year	21.398	19.970	18.638	19.166	18.717	18.319	18.852	18.244	18.971	18.014
Venture III No. of Units	492,168	513,511	511,730	559,909	579,140	618,072	656,375	703,287	771,141	798,012

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.795	18.484	19.016	18.581	18.194	18.734	18.138	18.870	17.928	16.940
Value at End of Year	21.200	19.795	18.484	19.016	18.581	18.194	18.734	18.138	18.870	17.928
Venture III No. of Units	11,159	14,981	14,988	16,685	16,509	14,289	15,221	15,195	22,136	29,152

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.547	16.409	16.907	16.545	16.225	16.731	16.224	16.904	16.084	15.220
Value at End of Year	18.764	17.547	16.409	16.907	16.545	16.225	16.731	16.224	16.904	16.084
Venture III No. of Units	23,370	23,922	26,287	27,171	27,676	30,000	31,332	44,279	66,152	78,288

Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2005)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	12.723	13.207
Value at End of Year	—	—	—	—	—	—	—	—	—	12.723
Venture III No. of Units	—	—	—	—	—	—	—	—	—	22,072

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.681	13.169
Value at End of Year	—	—	—	—	—	—	—	—	—	12.681
Venture III No. of Units	—	—	—	—	—	—	—	—	—	40,221

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	12.513	13.021
Value at End of Year	—	—	—	—	—	—	—	—	—	12.513
Venture III No. of Units	—	—	—	—	—	—	—	—	—	7,470

Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2005)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.600	13.107
Value at End of Year	—	—	—	—	—	—	—	—	—	12.600
Venture III No. of Units	—	—	—	—	—	—	—	—	—	100,332
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	3,031

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	12.559	13.070
Value at End of Year	—	—	—	—	—	—	—	—	—	12.559
Venture III No. of Units	—	—	—	—	—	—	—	—	—	79,656
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	8,661

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	12.434	12.960
Value at End of Year	—	—	—	—	—	—	—	—	—	12.434
Venture III No. of Units	—	—	—	—	—	—	—	—	—	60,380

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.392	12.923
Value at End of Year	—	—	—	—	—	—	—	—	—	12.392
Venture III No. of Units	—	—	—	—	—	—	—	—	—	8,492

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.269	12.813
Value at End of Year	—	—	—	—	—	—	—	—	—	12.269
Venture III No. of Units	—	—	—	—	—	—	—	—	—	7,261

Lifestyle Aggressive Portfolio (merged into Lifestyle Growth Portfolio eff 4-23-21) - Series I Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	—	14.863	16.578	13.838	12.842	13.262	12.790	—	—	—
Value at End of Year	—	—	14.863	16.578	13.838	12.842	13.262	12.790	—	—
Venture III No. of Units	—	—	—	252	270	289	310	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.511	14.825	16.544	13.817	12.828	13.255	12.789	—	—	—
Value at End of Year	20.757	18.511	14.825	16.544	13.817	12.828	13.255	12.789	—	—
Venture III No. of Units	168	169	170	171	172	174	175	—	—	—

Lifestyle Aggressive Portfolio (merged into Lifestyle Growth Portfolio eff 4-23-21) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	18.342	14.709	16.443	13.750	12.784	13.229	12.783	—	—	—
Value at End of Year	20.533	18.342	14.709	16.443	13.750	12.784	13.229	12.783	—	—
Venture III No. of Units	112,491	52,070	54,312	60,919	62,753	59,581	57,404	—	—	—
NY Venture III No. of Units	84,016	98,194	102,887	103,587	130,774	128,687	124,857	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.287	14.671	16.409	13.729	12.771	13.222	12.783	—	—	—
Value at End of Year	20.461	18.287	14.671	16.409	13.729	12.771	13.222	12.783	—	—
Venture III No. of Units	563	650	5,286	9,130	4,521	4,561	4,594	—	—	—
NY Venture III No. of Units	89,463	64,743	102,211	109,865	126,754	139,719	161,251	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.121	14.560	16.310	13.666	12.731	13.201	12.781	12.500	—	—
Value at End of Year	20.245	18.121	14.560	16.310	13.666	12.731	13.201	12.781	—	—
Venture III No. of Units	78,172	112,336	94,829	87,644	97,601	98,221	72,906	639	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.066	14.523	16.276	13.645	12.718	13.194	12.781	—	—	—
Value at End of Year	—	18.066	14.523	16.276	13.645	12.718	13.194	12.781	—	—
Venture III No. of Units	—	10,930	11,044	12,689	12,851	13,009	1,596	—	—	—

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series I Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	16.278	14.056	14.943	13.526	12.959	13.169	12.635	—	—	—
Value at End of Year	18.042	16.278	14.056	14.943	13.526	12.959	13.169	12.635	—	—
Venture III No. of Units	7,154	9,770	16,108	37,273	38,474	16,988	10,980	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	16.228	14.020	14.913	13.505	12.946	13.162	12.633	—	—	—
Value at End of Year	17.979	16.228	14.020	14.913	13.505	12.946	13.162	12.633	—	—
Venture III No. of Units	33,841	43,077	44,582	46,285	54,237	63,939	31,479	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	16.033	13.879	14.792	13.422	12.893	13.134	12.633	—	—	—
Value at End of Year	17.726	16.033	13.879	14.792	13.422	12.893	13.134	12.633	—	—
Venture III No. of Units	13,355	967	951	961	946	4,920	1,255	—	—	—

Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	18.661	16.137	17.203	15.593	14.971	15.254	14.666	12.500	—	—
Value at End of Year	20.643	18.661	16.137	17.203	15.593	14.971	15.254	14.666	—	—
Venture III No. of Units	8,034,019	7,758,597	8,212,456	8,488,696	8,842,315	8,387,668	6,932,259	311,853	—	—
NY Venture III No. of Units	3,121,332	3,331,317	3,744,156	4,191,096	4,641,086	5,125,705	5,622,717	94,355	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.581	16.076	17.147	15.550	14.937	15.227	14.647	—	—	—
Value at End of Year	20.545	18.581	16.076	17.147	15.550	14.937	15.227	14.647	—	—
Venture III No. of Units	152,972	134,114	178,605	179,293	138,569	145,139	111,148	—	—	—
NY Venture III No. of Units	732,911	759,470	879,529	970,861	1,038,679	1,180,604	1,379,380	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.886	13.765	14.703	13.354	12.847	13.116	12.635	12.500	—	—
Value at End of Year	17.538	15.886	13.765	14.703	13.354	12.847	13.116	12.635	—	—
Venture III No. of Units	6,634,083	6,177,249	6,330,177	6,859,560	7,571,296	7,491,203	7,377,323	91,365	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.837	13.730	14.674	13.333	12.833	12.500	—	—	—	—
Value at End of Year	17.476	15.837	13.730	14.674	13.333	12.833	—	—	—	—
Venture III No. of Units	1,996	2,001	279	2,163	2,240	2,306	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.694	13.626	14.584	13.272	12.794	13.088	12.634	12.500	—	—
Value at End of Year	17.291	15.694	13.626	14.584	13.272	12.794	13.088	12.634	—	—
Venture III No. of Units	113,278	22,932	119,761	111,406	169,461	91,748	21,522	4,841	—	—

Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series I Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	14.767	13.350	13.846	13.161	12.500	—	—	—	—	—
Value at End of Year	16.086	14.767	13.350	13.846	13.161	—	—	—	—	—
Venture III No. of Units	6,304	3,729	3,754	3,777	1,589	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	14.723	13.316	13.818	13.140	13.001	13.001	12.528	—	—	—
Value at End of Year	16.029	14.723	13.316	13.818	13.140	—	13.001	12.528	—	—
Venture III No. of Units	3,404	3,433	9,807	3,286	3,291	—	45,531	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	14.545	13.182	13.706	13.060	12.500	—	—	—	—	—
Value at End of Year	15.804	14.545	13.182	13.706	13.060	—	—	—	—	—
Venture III No. of Units	27,375	2,538	7,997	8,501	2,538	—	—	—	—	—

Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	15.761	14.278	14.838	14.132	13.792	14.026	13.527	12.500	—	—
Value at End of Year	17.135	15.761	14.278	14.838	14.132	13.792	14.026	13.527	—	—
Venture III No. of Units	1,826,595	1,386,564	1,881,891	1,352,818	1,622,301	1,455,313	1,124,273	13,369	—	—
NY Venture III No. of Units	716,926	765,200	759,281	889,081	998,350	1,107,354	1,324,745	3,926	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.694	14.224	14.790	14.093	13.760	14.001	13.510	—	—	—
Value at End of Year	17.053	15.694	14.224	14.790	14.093	13.760	14.001	13.510	—	—
Venture III No. of Units	32,204	26,746	38,434	13,913	14,390	85,924	94,180	—	—	—
NY Venture III No. of Units	127,620	122,089	142,470	175,836	246,767	305,367	331,695	—	—	—

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	14.405	13.076	13.617	12.994	12.707	12.948	12.512	12.500	—	—
Value at End of Year	15.629	14.405	13.076	13.617	12.994	12.707	12.948	12.512	—	—
Venture III No. of Units	1,183,912	957,498	1,026,468	955,275	1,176,518	1,069,210	1,059,868	85,500	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	13.589	12.974	12.693	12.941	12.512	—	—	—
Value at End of Year	15.574	—	—	13.589	12.974	12.693	12.941	12.512	—	—
Venture III No. of Units	9,682	—	—	—	—	317	319	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	14.232	12.944	13.506	12.915	12.654	12.920	12.511	—	—	—
Value at End of Year	15.410	14.232	12.944	13.506	12.915	12.654	12.920	12.511	—	—
Venture III No. of Units	19,652	1,142	2,138	838	1,186	1,174	46,050	—	—	—

Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series I Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.338	14.513	15.717	13.758	13.043	13.276	12.713	—	—	—
Value at End of Year	19.369	17.338	14.513	15.717	13.758	13.043	13.276	12.713	—	—
Venture III No. of Units	46,704	51,492	65,322	77,856	33,991	8,997	9,193	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	17.285	14.476	15.685	13.737	13.030	13.269	12.711	—	—	—
Value at End of Year	19.301	17.285	14.476	15.685	13.737	13.030	13.269	12.711	—	—
Venture III No. of Units	29,565	25,047	28,527	47,596	25,096	11,191	7,129	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.129	14.366	15.590	13.674	12.990	12.500	—	—	—	—
Value at End of Year	19.097	17.129	14.366	15.590	13.674	12.990	—	—	—	—
Venture III No. of Units	1,096	1,106	1,115	2,111	1,442	1,966	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	17.077	14.330	15.558	13.653	12.976	13.241	12.711	—	—	—
Value at End of Year	19.029	17.077	14.330	15.558	13.653	12.976	13.241	12.711	—	—
Venture III No. of Units	27,056	29,733	30,542	31,366	1,330	21,438	239	—	—	—

Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	20.807	17.453	18.940	16.613	15.782	16.085	15.443	12.500	—	—
Value at End of Year	23.202	20.807	17.453	18.940	16.613	15.782	16.085	15.443	—	—
Venture III No. of Units	54,546,810	61,372,674	68,136,951	76,333,263	38,005,449	21,828,229	18,804,475	1,503,538	—	—
NY Venture III No. of Units	5,864,891	6,632,553	7,335,974	8,167,816	6,144,227	5,496,858	5,937,785	—	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.718	17.387	18.878	16.567	15.746	16.056	15.424	—	—	—
Value at End of Year	23.092	20.718	17.387	18.878	16.567	15.746	16.056	15.424	—	—
Venture III No. of Units	138,523	154,069	170,138	183,821	115,013	93,456	93,935	—	—	—
NY Venture III No. of Units	633,768	700,749	818,706	893,362	1,176,863	1,392,237	1,524,090	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.924	14.224	15.467	13.594	12.940	13.214	12.713	12.500	—	—
Value at End of Year	18.834	16.924	14.224	15.467	13.594	12.940	13.214	12.713	—	—
Venture III No. of Units	41,492,260	46,011,717	52,521,075	57,772,626	29,247,796	18,660,858	18,608,249	1,061,734	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.872	14.188	15.436	13.573	12.926	13.207	12.713	—	—	—
Value at End of Year	18.768	16.872	14.188	15.436	13.573	12.926	13.207	12.713	—	—
Venture III No. of Units	97,415	96,980	101,711	105,545	93,954	90,763	1,601	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.720	14.080	15.342	13.511	12.886	13.186	12.711	—	—	—
Value at End of Year	18.570	16.720	14.080	15.342	13.511	12.886	13.186	12.711	—	—
Venture III No. of Units	137,781	168,270	178,159	156,951	60,765	44,685	66,600	—	—	—

Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series I Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	13.808	12.500	—	—	—	—	—	—	—
Value at End of Year	—	—	13.808	—	—	—	—	—	—	—
Venture III No. of Units	—	—	8,475	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	15.776	—	—	—	—	—	—	—	—	—
Value at End of Year	17.305	—	—	—	—	—	—	—	—	—
Venture III No. of Units	8,741	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	14.413	13.302	12.851	13.084	12.592	—	—	—
Value at End of Year	—	—	—	14.413	13.302	12.851	13.084	12.592	—	—
Venture III No. of Units	—	—	—	7,498	7,882	8,304	8,373	—	—	—

Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	17.786	15.626	16.511	15.220	14.698	14.958	14.399	12.500	—	—
Value at End of Year	19.571	17.786	15.626	16.511	15.220	14.698	14.958	14.399	—	—
Venture III No. of Units	2,451,137	2,293,243	2,294,606	2,171,246	2,227,241	2,094,746	1,575,089	74,904	—	—
NY Venture III No. of Units	890,230	928,574	1,046,889	1,186,826	1,345,731	1,518,551	1,721,324	77,336	—	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.711	15.568	16.457	15.179	14.664	14.932	14.381	—	—	—
Value at End of Year	19.478	17.711	15.568	16.457	15.179	14.664	14.932	14.381	—	—
Venture III No. of Units	32,702	31,757	29,325	31,553	32,635	149,672	136,730	—	—	—
NY Venture III No. of Units	258,493	269,934	288,328	327,021	373,046	397,987	472,112	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.383	13.542	14.337	13.243	12.814	13.067	12.603	12.500	—	—
Value at End of Year	16.892	15.383	13.542	14.337	13.243	12.814	13.067	12.603	—	—
Venture III No. of Units	2,003,620	1,794,639	1,911,308	2,165,929	2,222,431	2,239,721	2,276,797	64,145	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.507	13.507	14.308	13.223	12.800	13.060	12.603	—	—	—
Value at End of Year	16.833	—	13.507	14.308	13.223	12.800	13.060	12.603	—	—
Venture III No. of Units	930	—	1,651	8,083	8,159	8,238	8,307	—	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.197	13.405	14.221	13.162	12.761	13.039	12.602	—	—	—
Value at End of Year	16.655	15.197	13.405	14.221	13.162	12.761	13.039	12.602	—	—
Venture III No. of Units	14,398	14,087	15,557	4,016	7,822	7,569	1,123	—	—	—

Managed Volatility Aggressive Portfolio (merged into Managed Volatility Growth Portfolio eff 4-23-21) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	26.885	22.629	25.135	20.804	20.745	22.400	22.459	18.018	15.710	17.082
Value at End of Year	25.186	26.885	22.629	25.135	20.804	20.745	22.400	22.459	18.018	15.710
Venture III No. of Units	27,062	19,823	22,026	49,122	48,687	49,922	52,180	57,234	59,606	67,157

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	25.127	21.160	23.515	19.473	19.427	20.987	21.053	16.899	14.741	16.037
Value at End of Year	23.527	25.127	21.160	23.515	19.473	19.427	20.987	21.053	16.899	14.741
Venture III No. of Units	47,442	56,453	68,451	71,899	92,742	97,199	96,183	119,983	106,027	160,680

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	24.442	20.614	22.942	19.027	19.011	20.569	20.664	16.612	14.513	15.812
Value at End of Year	24.442	24.442	20.614	22.942	19.027	19.011	20.569	20.664	16.612	14.513
Venture III No. of Units	—	—	—	—	—	13,443	13,443	13,443	13,443	14,273

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	24.218	20.435	22.755	18.881	18.874	20.431	20.536	16.517	14.437	15.737
Value at End of Year	22.630	24.218	20.435	22.755	18.881	18.874	20.431	20.536	16.517	14.437
Venture III No. of Units	6,505	6,245	6,294	7,253	7,674	8,337	12,262	17,305	17,851	28,451

Managed Volatility Aggressive Portfolio (merged into Managed Volatility Growth Portfolio eff 4-23-21) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	26.630	22.443	24.969	20.710	20.711	22.412	22.494	18.087	15.794	17.213
Value at End of Year	24.873	26.630	22.443	24.969	20.710	20.711	22.412	22.494	18.087	15.794
Venture III No. of Units	326,061	389,773	458,382	518,745	603,860	685,758	837,329	979,139	1,234,425	1,805,173
NY Venture III No. of Units	12,555	12,326	13,161	17,769	20,279	25,192	48,358	171,747	166,298	192,344

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	26.436	22.291	24.813	20.590	20.601	22.305	22.398	18.018	15.742	17.165
Value at End of Year	24.679	26.436	22.291	24.813	20.590	20.601	22.305	22.398	18.018	15.742
Venture III No. of Units	176,523	196,599	222,991	261,746	327,008	372,107	455,909	563,472	620,303	699,765
NY Venture III No. of Units	13,267	18,860	20,617	28,296	39,401	48,569	61,514	167,678	186,879	199,882

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	25.745	21.741	24.237	20.143	20.184	21.886	22.010	17.733	15.516	16.944
Value at End of Year	23.998	25.745	21.741	24.237	20.143	20.184	21.886	22.010	17.733	15.516
Venture III No. of Units	304,897	362,729	416,175	455,736	501,426	668,354	750,519	916,351	1,077,120	1,404,546

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.519	21.561	24.048	19.996	20.047	21.748	21.882	17.639	15.441	16.870
Value at End of Year	23.775	25.519	21.561	24.048	19.996	20.047	21.748	21.882	17.639	15.441
Venture III No. of Units	18,483	28,224	35,447	45,377	59,209	70,010	76,828	76,387	104,245	124,619

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	30.010	25.393	28.365	23.621	23.716	25.768	25.965	20.962	18.378	20.109
Value at End of Year	27.917	30.010	25.393	28.365	23.621	23.716	25.768	25.965	20.962	18.378
Venture III No. of Units	25,772	27,037	32,170	32,689	67,883	64,087	68,527	187,471	192,151	200,256

Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	32.078	27.655	29.562	26.331	25.545	26.567	25.899	23.345	21.218	21.436
Value at End of Year	32.123	32.078	27.655	29.562	26.331	25.545	26.567	25.899	23.345	21.218
Venture III No. of Units	148,931	161,681	213,170	281,630	320,912	412,190	468,077	556,756	606,228	751,201

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	25.456	21.958	23.483	20.927	20.312	21.136	20.614	18.591	16.905	17.088
Value at End of Year	25.479	25.456	21.958	23.483	20.927	20.312	21.136	20.614	18.591	16.905
Venture III No. of Units	219,684	253,889	278,118	321,104	393,532	436,328	520,197	705,772	793,841	909,313

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	24.762	21.391	22.912	20.448	19.877	20.715	20.234	18.275	16.643	16.848
Value at End of Year	24.748	24.762	21.391	22.912	20.448	19.877	20.715	20.234	18.275	16.643
Venture III No. of Units	7,180	7,984	34,747	37,048	54,195	49,381	50,690	38,892	40,938	50,864

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	24.535	21.205	22.725	20.291	19.735	20.576	20.108	18.171	16.557	16.769
Value at End of Year	24.508	24.535	21.205	22.725	20.291	19.735	20.576	20.108	18.171	16.557
Venture III No. of Units	53,660	124,135	123,641	132,453	150,803	186,868	224,415	346,479	481,531	530,875

Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	25.799	22.279	23.853	21.304	20.703	21.562	21.072	19.035	17.326	17.540
Value at End of Year	25.769	25.799	22.279	23.853	21.304	20.703	21.562	21.072	19.035	17.326
Venture III No. of Units	47,173,764	54,764,412	62,152,958	70,356,750	79,043,074	84,855,402	102,798,205	125,079,870	140,660,179	157,353,922
NY Venture III No. of Units	1,381,657	1,594,901	1,720,131	1,926,005	2,079,071	2,215,118	2,397,969	7,208,491	7,986,696	8,783,525

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.930	22.403	23.998	21.444	20.850	21.726	21.243	19.199	17.484	17.709
Value at End of Year	25.887	25.930	22.403	23.998	21.444	20.850	21.726	21.243	19.199	17.484
Venture III No. of Units	820,483	947,925	1,073,422	1,369,665	1,521,806	1,730,578	2,089,245	2,784,546	3,431,000	3,806,022
NY Venture III No. of Units	333,457	405,335	447,704	469,929	523,042	570,245	638,062	1,852,424	2,149,670	2,439,237

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	25.253	21.851	23.442	20.978	20.428	21.318	20.875	18.895	17.233	17.481
Value at End of Year	25.173	25.253	21.851	23.442	20.978	20.428	21.318	20.875	18.895	17.233
Venture III No. of Units	25,062,542	29,902,762	34,514,146	39,177,084	43,806,362	48,918,529	55,504,869	69,665,624	78,637,060	87,807,529

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.031	21.670	23.259	20.825	20.289	21.184	20.754	18.795	17.150	17.405
Value at End of Year	24.940	25.031	21.670	23.259	20.825	20.289	21.184	20.754	18.795	17.150
Venture III No. of Units	118,358	135,961	188,714	224,051	245,598	282,815	317,198	365,702	459,834	559,052

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.765	22.338	24.013	21.532	21.009	21.969	21.555	19.550	17.866	18.159
Value at End of Year	25.632	25.765	22.338	24.013	21.532	21.009	21.969	21.555	19.550	17.866
Venture III No. of Units	548,256	65,925	726,344	830,608	943,168	1,070,366	1,200,684	1,402,442	1,591,508	1,725,333

Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	30.707	27.534	28.618	26.983	26.230	26.654	25.803	25.254	23.661	23.078
Value at End of Year	31.229	30.707	27.534	28.618	26.983	26.230	26.654	25.803	25.254	23.661
Venture III No. of Units	50,068	44,072	44,302	46,184	60,039	53,598	61,146	65,888	93,030	134,184

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	23.104	20.726	21.553	20.332	19.775	20.105	19.472	19.067	17.874	17.442
Value at End of Year	23.484	23.104	20.726	21.553	20.332	19.775	20.105	19.472	19.067	17.874
Venture III No. of Units	43,496	69,188	72,751	78,065	95,967	107,457	122,466	152,685	340,591	309,689
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	22.474	20.192	21.029	19.867	19.352	19.704	19.113	18.743	17.597	17.197
Value at End of Year	22.810	22.474	20.192	21.029	19.867	19.352	19.704	19.113	18.743	17.597
Venture III No. of Units	365	367	13,886	14,019	14,078	14,175	13,482	19,714	24,544	19,714
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	22.268	20.016	20.857	19.715	19.212	19.572	18.995	18.637	17.505	17.116
Value at End of Year	22.589	22.268	20.016	20.857	19.715	19.212	19.572	18.995	18.637	17.505
Venture III No. of Units	15,643	15,815	15,989	18,252	36,390	40,768	42,533	40,453	124,209	127,127

Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	22.641	20.338	21.185	20.003	19.495	19.850	19.249	18.872	17.723	17.317
Value at End of Year	22.967	22.641	20.338	21.185	20.003	19.495	19.850	19.249	18.872	17.723
Venture III No. of Units	9,839,570	11,347,708	12,784,031	14,662,633	16,941,535	18,871,518	21,889,601	28,262,753	39,058,585	41,521,592
NY Venture III No. of Units	238,576	156,671	390,593	443,149	435,110	488,592	665,761	1,877,494	2,257,966	2,451,236
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.350	20.087	20.934	19.776	19.283	19.644	19.058	18.695	17.565	17.172
Value at End of Year	22.661	22.350	20.087	20.934	19.776	19.283	19.644	19.058	18.695	17.565
Venture III No. of Units	236,798	184,935	271,955	311,923	426,905	454,198	461,860	641,131	1,001,863	1,045,117
NY Venture III No. of Units	224,825	198,501	222,630	284,933	391,507	429,493	441,818	857,401	923,787	899,218
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	21.766	19.591	20.448	19.346	18.892	19.275	18.728	18.399	17.313	16.950
Value at End of Year	22.036	21.766	19.591	20.448	19.346	18.892	19.275	18.728	18.399	17.313
Venture III No. of Units	4,800,759	5,547,723	6,233,037	7,244,922	8,593,810	9,421,321	11,027,647	14,346,897	19,542,139	19,804,139
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.575	19.429	20.289	19.205	18.764	19.153	18.620	18.301	17.230	16.877
Value at End of Year	21.831	21.575	19.429	20.289	19.205	18.764	19.153	18.620	18.301	17.230
Venture III No. of Units	48,259	58,658	60,972	64,812	68,396	69,261	72,846	177,146	248,306	226,378
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	20.482	18.472	19.319	18.314	17.920	18.320	17.836	17.557	16.555	16.240
Value at End of Year	20.694	20.482	18.472	19.319	18.314	17.920	18.320	17.836	17.557	16.555
Venture III No. of Units	119,514	119,143	179,021	192,739	196,909	219,448	276,617	372,621	521,312	418,584

Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	30.048	25.551	27.798	23.829	23.443	24.965	24.843	21.163	18.896	19.522
Value at End of Year	29.136	30.048	25.551	27.798	23.829	23.443	24.965	24.843	21.163	18.896
Venture III No. of Units	109,248	123,938	135,796	147,971	168,000	212,431	228,062	265,443	300,921	394,738
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	25.104	21.358	23.247	19.938	19.625	20.909	20.818	17.743	15.850	16.384
Value at End of Year	24.330	25.104	21.358	23.247	19.938	19.625	20.909	20.818	17.743	15.850
Venture III No. of Units	137,357	155,680	176,880	243,466	315,132	357,355	453,600	519,856	563,405	760,572
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	24.420	20.807	22.682	19.482	19.205	20.492	20.433	17.441	15.604	16.154
Value at End of Year	23.631	24.420	20.807	22.682	19.482	19.205	20.492	20.433	17.441	15.604
Venture III No. of Units	1,063	15,252	15,259	15,266	15,272	15,279	23,163	20,759	22,853	9,303
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	24.196	20.626	22.496	19.332	19.067	20.355	20.307	17.342	15.523	16.078
Value at End of Year	23.402	24.196	20.626	22.496	19.332	19.067	20.355	20.307	17.342	15.523
Venture III No. of Units	119,577	151,496	166,494	182,828	199,894	211,599	254,782	307,330	275,582	288,246

Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	25.927	22.091	24.073	20.678	20.381	21.768	21.688	18.515	16.573	17.158
Value at End of Year	25.093	25.927	22.091	24.073	20.678	20.381	21.768	21.688	18.515	16.573
Venture III No. of Units	60,950,179	72,150,735	81,833,895	91,430,317	101,322,274	113,439,483	129,807,708	160,784,779	173,906,904	189,327,730
NY Venture III No. of Units	1,712,899	1,943,931	2,129,101	2,366,972	2,538,153	2,781,911	3,235,903	8,206,841	8,882,324	9,808,581

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	26.021	22.183	24.185	20.784	20.496	21.902	21.833	18.647	16.700	17.298
Value at End of Year	25.171	26.021	22.183	24.185	20.784	20.496	21.902	21.833	18.647	16.700
Venture III No. of Units	815,708	1,031,776	1,193,778	1,351,808	1,536,547	1,844,848	2,065,451	2,403,910	2,933,664	3,340,768
NY Venture III No. of Units	238,564	277,609	334,747	390,731	418,085	455,429	583,864	2,063,852	2,323,557	2,562,083

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	25.342	21.635	23.624	20.333	20.081	21.490	21.455	18.352	16.460	17.075
Value at End of Year	24.477	25.342	21.635	23.624	20.333	20.081	21.490	21.455	18.352	16.460
Venture III No. of Units	40,199,607	47,118,611	54,549,675	60,538,904	66,717,658	74,791,507	85,050,412	106,420,289	115,662,422	126,441,058

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.119	21.456	23.440	20.184	19.944	21.355	21.330	18.254	16.381	17.001
Value at End of Year	24.249	25.119	21.456	23.440	20.184	19.944	21.355	21.330	18.254	16.381
Venture III No. of Units	154,394	194,834	230,239	262,514	292,125	305,861	338,751	379,760	452,166	525,366

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	27.506	23.531	25.745	22.203	21.971	23.561	23.568	20.200	18.155	18.870
Value at End of Year	26.514	27.506	23.531	25.745	22.203	21.971	23.561	23.568	20.200	18.155
Venture III No. of Units	594,172	681,018	851,910	972,416	1,065,278	1,219,640	1,464,657	1,658,483	1,849,901	2,132,023

Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	32.973	28.720	30.412	27.634	26.681	27.374	26.520	24.461	22.473	22.326
Value at End of Year	33.507	32.973	28.720	30.412	27.634	26.681	27.374	26.520	24.461	22.473
Venture III No. of Units	37,228	48,011	60,259	106,822	123,021	152,714	182,025	200,904	206,947	267,488

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	25.191	21.952	23.258	21.144	20.425	20.966	20.322	18.753	17.238	17.134
Value at End of Year	25.586	25.191	21.952	23.258	21.144	20.425	20.966	20.322	18.753	17.238
Venture III No. of Units	48,407	84,282	96,190	106,696	115,085	130,695	142,759	221,958	243,138	447,118

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	24.504	21.386	22.692	20.660	19.987	20.548	19.946	18.435	16.971	16.894
Value at End of Year	24.851	24.504	21.386	22.692	20.660	19.987	20.548	19.946	18.435	16.971
Venture III No. of Units	1,051	1,244	1,440	1,641	1,852	2,080	2,338	12,994	13,074	16,824

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	24.279	21.200	22.506	20.501	19.844	20.410	19.823	18.330	16.882	16.814
Value at End of Year	24.611	24.279	21.200	22.506	20.501	19.844	20.410	19.823	18.330	16.882
Venture III No. of Units	49,378	62,618	63,698	67,172	70,810	74,044	77,212	80,786	82,751	117,730

Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	25.138	21.951	23.278	21.195	20.498	21.076	20.468	18.922	17.410	17.329
Value at End of Year	25.481	25.138	21.951	23.278	21.195	20.498	21.076	20.468	18.922	17.410
Venture III No. of Units	13,898,516	16,048,093	18,437,318	20,839,803	23,525,777	26,522,881	30,671,749	36,717,081	42,473,053	46,644,910
NY Venture III No. of Units	574,124	628,969	611,430	700,259	805,205	854,294	903,833	2,433,620	2,984,386	3,117,322

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.006	21.847	23.180	21.115	20.432	21.018	20.422	18.888	17.388	17.316
Value at End of Year	25.335	25.006	21.847	23.180	21.115	20.432	21.018	20.422	18.888	17.388
Venture III No. of Units	271,546	334,341	411,801	477,231	560,486	638,481	847,317	921,572	1,079,446	1,453,402
NY Venture III No. of Units	114,395	119,510	127,363	155,957	172,123	191,737	214,305	613,544	734,192	853,916

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	24.353	21.308	22.642	20.657	20.018	20.623	20.068	18.589	17.139	17.093
Value at End of Year	24.636	24.353	21.308	22.642	20.657	20.018	20.623	20.068	18.589	17.139
Venture III No. of Units	7,367,917	8,588,863	9,860,055	11,225,958	12,789,290	14,011,453	15,944,553	19,915,852	22,927,381	25,405,407

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	24.139	21.131	22.466	20.506	19.882	20.493	19.952	18.491	17.056	17.019
Value at End of Year	24.407	24.139	21.131	22.466	20.506	19.882	20.493	19.952	18.491	17.056
Venture III No. of Units	50,880	65,497	81,712	87,426	108,687	124,160	133,429	172,472	188,326	226,429

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	23.839	20.900	22.253	20.342	19.752	20.391	19.882	18.453	17.048	17.036
Value at End of Year	24.067	23.839	20.900	22.253	20.342	19.752	20.391	19.882	18.453	17.048
Venture III No. of Units	219,190	236,720	258,798	297,727	349,301	355,639	363,649	421,903	468,654	512,416

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Mid Cap Index Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	45.833	37.102	42.604	37.398	31.654	33.037	30.716	23.474	20.315	21.128
Value at End of Year	51.039	45.833	37.102	42.604	37.398	31.654	33.037	30.716	23.474	20.315
Venture III No. of Units	33,340	34,561	38,364	40,521	35,874	39,291	40,394	43,531	48,489	56,755

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	43.689	35.385	40.652	35.703	30.233	31.571	29.368	22.455	19.443	20.231
Value at End of Year	48.628	43.689	35.385	40.652	35.703	30.233	31.571	29.368	22.455	19.443
Venture III No. of Units	33,059	39,388	42,351	55,568	59,762	67,870	68,598	72,678	75,907	101,647

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	42.498	34.472	39.663	34.886	29.586	30.941	28.825	22.073	19.141	19.947
Value at End of Year	47.231	42.498	34.472	39.663	34.886	29.586	30.941	28.825	22.073	19.141
Venture III No. of Units	9,634	8,993	9,130	9,664	9,132	4,942	4,943	5,353	4,945	5,540

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	42.108	34.172	39.339	34.618	29.374	30.734	28.647	21.947	19.042	19.853
Value at End of Year	46.774	42.108	34.172	39.339	34.618	29.374	30.734	28.647	21.947	19.042
Venture III No. of Units	14,220	22,357	24,106	27,858	22,278	26,321	21,410	23,898	23,386	33,584

Mid Cap Index Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	43.345	35.131	40.432	35.584	30.167	31.553	29.397	22.512	19.513	20.338
Value at End of Year	48.168	43.345	35.131	40.432	35.584	30.167	31.553	29.397	22.512	19.513
Venture III No. of Units	155,874	191,837	222,909	262,956	197,211	212,028	212,104	266,448	272,020	338,630
NY Venture III No. of Units	21,334	20,560	21,617	22,694	22,692	29,108	29,048	29,644	21,151	25,521

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	41.112	33.338	38.388	33.802	28.670	30.003	27.967	21.427	18.582	19.378
Value at End of Year	45.664	41.112	33.338	38.388	33.802	28.670	30.003	27.967	21.427	18.582
Venture III No. of Units	73,425	82,013	100,895	111,307	111,051	112,738	118,970	156,647	171,616	220,339
NY Venture III No. of Units	23,765	25,362	29,125	37,535	32,948	34,411	39,245	58,893	77,780	85,815

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	40.038	32.516	37.498	33.067	28.089	29.439	27.483	21.088	18.315	19.128
Value at End of Year	44.404	40.038	32.516	37.498	33.067	28.089	29.439	27.483	21.088	18.315
Venture III No. of Units	149,490	179,937	209,366	245,359	207,293	221,663	212,922	259,372	299,921	354,680

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	39.687	32.247	37.206	32.826	27.898	29.253	27.323	20.976	18.227	19.046
Value at End of Year	43.992	39.687	32.247	37.206	32.826	27.898	29.253	27.323	20.976	18.227
Venture III No. of Units	11,789	12,999	13,455	13,522	12,513	10,475	12,381	12,983	8,901	19,848

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	46.801	38.084	44.008	38.886	33.098	34.758	32.513	24.997	21.755	22.766
Value at End of Year	51.801	46.801	38.084	44.008	38.886	33.098	34.758	32.513	24.997	21.755
Venture III No. of Units	11,143	15,932	19,899	20,232	8,726	7,698	10,470	14,073	14,419	22,267

Mid Cap Stock Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	42.460	32.088	33.141	26.210	26.490	26.147	24.609	18.286	15.213	17.032
Value at End of Year	69.076	42.460	32.088	33.141	26.210	26.490	26.147	24.609	18.286	15.213
Venture III No. of Units	56,847	77,785	92,543	98,462	104,664	114,038	126,570	135,474	160,538	181,709

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	51.009	38.567	39.853	31.534	31.887	31.490	29.653	22.045	18.349	20.554
Value at End of Year	82.941	51.009	38.567	39.853	31.534	31.887	31.490	29.653	22.045	18.349
Venture III No. of Units	54,230	58,683	64,496	77,717	81,011	91,325	106,016	126,735	143,074	183,006

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	49.618	37.572	38.883	30.813	31.204	30.862	29.105	21.670	18.064	20.265
Value at End of Year	80.558	49.618	37.572	38.883	30.813	31.204	30.862	29.105	21.670	18.064
Venture III No. of Units	3,862	4,376	4,786	4,936	5,089	6,171	5,742	6,230	7,174	7,816

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	49.163	37.246	38.565	30.576	30.980	30.656	28.925	21.546	17.970	20.170
Value at End of Year	79.780	49.163	37.246	38.565	30.576	30.980	30.656	28.925	21.546	17.970
Venture III No. of Units	23,118	31,755	35,637	39,985	44,207	46,687	45,535	109,524	115,522	119,651

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Mid Cap Stock Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	50.143	37.972	39.279	31.133	31.523	31.190	29.408	21.902	18.251	20.478
Value at End of Year	81.389	50.143	37.972	39.279	31.133	31.523	31.190	29.408	21.902	18.251
Venture III No. of Units	229,924	254,958	296,797	331,195	378,158	476,300	483,494	632,352	837,603	878,810
NY Venture III No. of Units	11,906	13,452	15,568	20,828	27,851	31,922	35,548	44,492	50,346	55,382

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	52.336	39.653	41.038	32.543	32.967	32.635	30.787	22.940	19.126	21.470
Value at End of Year	84.906	52.336	39.653	41.038	32.543	32.967	32.635	30.787	22.940	19.126
Venture III No. of Units	129,474	133,002	157,713	163,519	187,841	211,977	244,115	308,347	373,508	465,435
NY Venture III No. of Units	26,986	34,334	38,115	49,599	48,750	55,874	60,170	102,033	114,409	121,636

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	50.969	38.675	40.087	31.836	32.299	32.022	30.254	22.576	18.851	21.193
Value at End of Year	82.564	50.969	38.675	40.087	31.836	32.299	32.022	30.254	22.576	18.851
Venture III No. of Units	159,563	175,434	202,518	219,023	237,373	279,528	298,385	403,887	477,482	539,318

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	50.521	38.354	39.774	31.604	32.080	31.820	30.078	22.457	18.760	21.102
Value at End of Year	81.797	50.521	38.354	39.774	31.604	32.080	31.820	30.078	22.457	18.760
Venture III No. of Units	25,281	25,866	31,584	36,582	40,672	62,655	52,303	88,623	120,998	140,355

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	54.993	41.811	43.425	34.556	35.129	34.898	33.036	24.702	20.668	23.282
Value at End of Year	88.903	54.993	41.811	43.425	34.556	35.129	34.898	33.036	24.702	20.668
Venture III No. of Units	13,090	25,258	30,179	31,884	34,229	53,823	42,631	77,496	82,511	78,829

Mid Value Trust - Series I Shares (units first credited 04-29-2005)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	34.643	29.463	33.599	30.652	25.126	26.452	24.314	18.812	16.001	17.110
Value at End of Year	37.346	34.643	29.463	33.599	30.652	25.126	26.452	24.314	18.812	16.001
Venture III No. of Units	53,839	65,976	73,984	82,019	85,252	91,137	98,693	109,219	131,480	146,963

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	34.390	29.262	33.387	30.474	24.992	26.325	24.209	18.740	15.948	17.061
Value at End of Year	37.054	34.390	29.262	33.387	30.474	24.992	26.325	24.209	18.740	15.948
Venture III No. of Units	43,518	46,087	52,401	73,339	84,871	87,835	104,695	117,571	134,268	180,936

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	33.641	28.668	32.758	29.945	24.595	25.945	23.896	18.526	15.789	16.917
Value at End of Year	36.193	33.641	28.668	32.758	29.945	24.595	25.945	23.896	18.526	15.789
Venture III No. of Units	1,149	1,451	1,501	1,540	1,463	3,614	3,544	3,648	7,592	8,414

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	33.395	28.473	32.551	29.770	24.465	25.820	23.792	18.455	15.737	16.869
Value at End of Year	35.910	33.395	28.473	32.551	29.770	24.465	25.820	23.792	18.455	15.737
Venture III No. of Units	11,448	11,845	15,342	17,729	19,770	29,392	32,331	38,427	43,166	57,420

Mid Value Trust - Series II Shares (units first credited 04-29-2005)

Contracts with no Optional Benefits
Value at Start of Year	33.904	28.927	33.019	30.184	24.792	26.157	24.089	18.675	15.917	17.040
Value at End of Year	36.476	33.904	28.927	33.019	30.184	24.792	26.157	24.089	18.675	15.917
Venture III No. of Units	192,572	223,906	260,091	296,539	403,322	443,058	531,416	623,414	731,453	836,448
NY Venture III No. of Units	23,139	26,346	31,246	32,515	35,478	37,669	40,385	42,221	45,570	58,379

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	33.657	28.730	32.811	30.009	24.660	26.031	23.984	18.603	15.864	16.991
Value at End of Year	36.191	33.657	28.730	32.811	30.009	24.660	26.031	23.984	18.603	15.864
Venture III No. of Units	144,806	162,949	191,379	216,367	225,909	257,261	294,181	363,196	453,739	539,474
NY Venture III No. of Units	33,665	44,535	46,637	55,852	62,159	67,593	76,477	108,515	119,084	137,104

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	32.924	28.147	32.193	29.488	24.268	25.656	23.674	18.390	15.706	16.848
Value at End of Year	35.350	32.924	28.147	32.193	29.488	24.268	25.656	23.674	18.390	15.706
Venture III No. of Units	150,277	165,045	183,177	207,150	232,531	244,687	300,277	369,906	438,577	510,224

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	32.683	27.955	31.990	29.316	24.139	25.532	23.572	18.320	15.654	16.800
Value at End of Year	35.074	32.683	27.955	31.990	29.316	24.139	25.532	23.572	18.320	15.654
Venture III No. of Units	24,141	30,933	42,788	48,015	55,093	49,905	84,963	100,289	82,769	101,480

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	31.971	27.388	31.388	28.807	23.756	25.164	23.267	18.110	15.498	16.658
Value at End of Year	34.259	31.971	27.388	31.388	28.807	23.756	25.164	23.267	18.110	15.498
Venture III No. of Units	26,020	28,444	34,140	34,675	39,444	28,067	50,793	64,907	40,830	46,056

Money Market Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	11.717	11.686	11.701	11.825	12.013	12.213	12.416	12.622	12.832	13.035
Value at End of Year	11.561	11.717	11.686	11.701	11.825	12.013	12.213	12.416	12.622	12.832
Venture III No. of Units	25,755	30,407	30,608	31,728	39,297	63,232	78,825	109,025	165,720	191,423

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	11.286	11.262	11.282	11.407	11.595	11.793	11.995	12.200	12.410	12.613
Value at End of Year	11.130	11.286	11.262	11.282	11.407	11.595	11.793	11.995	12.200	12.410
Venture III No. of Units	21,061	24,467	25,755	31,008	34,017	42,014	98,112	117,039	171,835	376,180

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	10.971	11.007	11.147	11.346	11.558	11.774	11.993	12.217	12.436
Value at End of Year	—	—	10.971	11.007	11.147	11.346	11.558	11.774	11.993	12.217
Venture III No. of Units	—	—	853	853	3,384	3,438	4,544	4,615	6,615	22,639

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	10.878	10.876	10.917	11.061	11.265	11.481	11.701	11.925	12.154	12.377
Value at End of Year	10.706	10.878	10.876	10.917	11.061	11.265	11.481	11.701	11.925	12.154
Venture III No. of Units	16,490	17,119	21,595	26,018	26,212	26,418	33,018	54,883	71,205	124,787

Money Market Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	11.116	11.108	11.145	11.286	11.474	11.664	11.858	12.055	12.255	12.450
Value at End of Year	10.959	11.116	11.108	11.145	11.286	11.474	11.664	11.858	12.055	12.255
Venture III No. of Units	2,475,311	3,053,431	3,556,319	4,335,114	5,130,045	6,045,047	7,263,260	9,312,139	14,422,475	20,095,394
NY Venture III No. of Units	123,167	134,902	159,946	215,195	274,662	294,946	352,104	477,027	806,569	951,810

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.038	11.036	11.079	11.224	11.417	11.612	11.811	12.013	12.219	12.419
Value at End of Year	10.878	11.038	11.036	11.079	11.224	11.417	11.612	11.811	12.013	12.219
Venture III No. of Units	72,344	76,731	89,817	106,041	141,457	184,845	248,093	399,305	775,722	1,049,042
NY Venture III No. of Units	61,713	72,653	86,948	93,236	102,303	121,213	140,856	181,657	248,778	268,040

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	10.750	10.764	10.822	10.980	11.185	11.394	11.607	11.823	12.044	12.259
Value at End of Year	10.578	10.750	10.764	10.822	10.980	11.185	11.394	11.607	11.823	12.044
Venture III No. of Units	1,076,446	1,300,951	1,527,571	1,783,186	2,366,585	2,755,755	3,425,870	4,882,924	8,751,373	11,273,010

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	10.655	10.675	10.737	10.900	11.109	11.322	11.539	11.760	11.986	12.206
Value at End of Year	10.479	10.655	10.675	10.737	10.900	11.109	11.322	11.539	11.760	11.986
Venture III No. of Units	8,823	10,002	11,498	13,304	13,165	15,772	21,019	94,032	140,988	136,318

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	10.506	10.541	10.619	10.796	11.020	11.248	11.481	11.718	11.961	12.199
Value at End of Year	10.317	10.506	10.541	10.619	10.796	11.020	11.248	11.481	11.718	11.961
Venture III No. of Units	18,360	20,767	22,616	39,190	51,250	81,261	96,358	182,687	260,980	387,995

Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	33.968	33.559	34.045	43.469
Value at End of Year	—	—	—	—	—	—	—	33.968	33.559	34.045
Venture III No. of Units	—	—	—	—	—	—	—	212,807	270,591	342,175
NY Venture III No. of Units	—	—	—	—	—	—	—	17,071	20,923	24,079

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	33.788	33.398	33.898	43.303
Value at End of Year	—	—	—	—	—	—	—	33.788	33.398	33.898
Venture III No. of Units	—	—	—	—	—	—	—	133,076	183,838	215,489
NY Venture III No. of Units	—	—	—	—	—	—	—	36,461	54,656	58,051

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	33.251	32.917	33.461	42.808
Value at End of Year	—	—	—	—	—	—	—	33.251	32.917	33.461
Venture III No. of Units	—	—	—	—	—	—	—	172,949	216,836	279,040

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	33.074	32.758	33.316	42.644
Value at End of Year	—	—	—	—	—	—	—	33.074	32.758	33.316
Venture III No. of Units	—	—	—	—	—	—	—	18,941	24,246	26,359

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	32.549	32.287	32.886	42.157
Value at End of Year	—	—	—	—	—	—	—	32.549	32.287	32.886
Venture III No. of Units	—	—	—	—	—	—	—	16,646	21,965	34,102

Opportunistic Fixed Income Trust (formerly Global Bond Trust) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	25.525	24.394	25.281	23.632	23.314	24.561	24.413	26.240	24.927	23.230
Value at End of Year	28.569	25.525	24.394	25.281	23.632	23.314	24.561	24.413	26.240	24.927
Venture III No. of Units	28,839	16,508	19,948	20,261	18,581	22,279	27,418	30,200	41,124	47,534

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	23.823	22.778	23.619	22.089	21.803	22.980	22.853	24.576	23.358	21.779
Value at End of Year	26.650	23.823	22.778	23.619	22.089	21.803	22.980	22.853	24.576	23.358
Venture III No. of Units	16,417	18,529	21,001	22,221	24,493	26,626	28,186	42,831	41,856	56,189

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	23.173	22.191	23.044	21.584	21.336	22.522	22.431	24.159	22.996	21.474
Value at End of Year	25.885	23.173	22.191	23.044	21.584	21.336	22.522	22.431	24.159	22.996
Venture III No. of Units	790	806	835	2,065	1,519	1,568	1,585	1,328	7,142	7,374

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	22.961	21.998	22.856	21.418	21.183	22.372	22.292	24.021	22.876	21.373
Value at End of Year	25.635	22.961	21.998	22.856	21.418	21.183	22.372	22.292	24.021	22.876
Venture III No. of Units	7,014	6,115	6,893	8,058	9,228	10,186	10,658	18,460	20,514	21,938

Opportunistic Fixed Income Trust (formerly Global Bond Trust) - Series II Shares (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	23.213	22.246	23.087	21.635	21.372	22.569	22.466	24.213	23.048	21.526
Value at End of Year	25.945	23.213	22.246	23.087	21.635	21.372	22.569	22.466	24.213	23.048
Venture III No. of Units	569,014	669,978	708,449	844,812	954,936	1,038,528	1,264,375	1,488,221	1,582,520	1,820,720
NY Venture III No. of Units	59,475	67,986	69,072	85,194	85,675	91,340	95,928	120,701	126,581	141,527

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.013	21.107	21.916	20.548	20.308	21.456	21.369	23.041	21.944	20.505
Value at End of Year	24.591	22.013	21.107	21.916	20.548	20.308	21.456	21.369	23.041	21.944
Venture III No. of Units	48,239	54,664	64,500	79,052	85,055	97,446	139,691	166,700	221,269	237,267
NY Venture III No. of Units	21,008	20,335	41,806	32,132	34,277	34,080	44,540	52,171	62,322	62,038

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	21.438	20.586	21.408	20.102	19.897	21.053	20.999	22.677	21.629	20.241
Value at End of Year	23.913	21.438	20.586	21.408	20.102	19.897	21.053	20.999	22.677	21.629
Venture III No. of Units	407,249	497,367	537,292	666,638	688,599	730,070	851,464	1,044,729	1,124,956	1,252,244

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.250	20.416	21.241	19.955	19.761	20.921	20.877	22.556	21.526	20.154
Value at End of Year	23.691	21.250	20.416	21.241	19.955	19.761	20.921	20.877	22.556	21.526
Venture III No. of Units	15,961	16,840	16,338	15,756	12,106	9,370	13,232	15,096	19,296	26,134

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.246	16.594	17.291	16.268	16.134	17.106	17.097	18.499	17.681	16.579
Value at End of Year	19.198	17.246	16.594	17.291	16.268	16.134	17.106	17.097	18.499	17.681
Venture III No. of Units	29,305	33,100	33,196	41,643	47,617	48,291	61,027	77,330	91,559	92,120

PIMCO VIT All Asset Portfolio - Class M Shares (units first credited 05-03-2004)

Contracts with no Optional Benefits
Value at Start of Year	20.995	19.153	20.627	18.527	16.729	18.754	19.021	19.357	17.167	17.167
Value at End of Year	22.249	20.995	19.153	20.627	18.527	16.729	18.754	19.021	19.357	17.167
Venture III No. of Units	33,965	34,584	37,763	47,067	57,052	61,951	82,953	121,063	148,899	158,334
NY Venture III No. of Units	5,834	6,500	7,054	16,475	18,002	23,578	22,842	24,874	43,653	40,445

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.831	19.013	20.487	18.410	16.631	18.655	18.929	19.273	17.101	17.110
Value at End of Year	22.064	20.831	19.013	20.487	18.410	16.631	18.655	18.929	19.273	17.101
Venture III No. of Units	18,106	18,628	20,284	23,492	27,046	32,048	54,551	61,215	82,792	56,534
NY Venture III No. of Units	6,329	8,194	10,983	17,467	17,993	43,317	49,166	51,294	53,652	54,258

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.347	18.599	20.071	18.063	16.343	18.358	18.657	19.024	16.906	16.940
Value at End of Year	21.519	20.347	18.599	20.071	18.063	16.343	18.358	18.657	19.024	16.906
Venture III No. of Units	18,804	22,311	24,628	39,517	41,982	52,673	52,090	52,551	91,832	99,440

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.189	18.463	19.934	17.949	16.248	18.261	18.567	18.942	16.841	16.883
Value at End of Year	21.340	20.189	18.463	19.934	17.949	16.248	18.261	18.567	18.942	16.841
Venture III No. of Units	1,762	1,895	2,016	4,902	5,370	6,252	10,458	14,750	16,153	20,419

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	19.720	18.061	19.530	17.611	15.966	17.971	18.300	18.697	16.648	16.715
Value at End of Year	20.813	19.720	18.061	19.530	17.611	15.966	17.971	18.300	18.697	16.648
Venture III No. of Units	1,278	12,828	12,368	12,558	13,049	13,381	11,718	11,534	7,724	4,444

Real Estate Securities Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	63.669	50.021	52.683	50.413	47.934	47.461	36.628	37.275	32.321	30.016
Value at End of Year	59.091	63.669	50.021	52.683	50.413	47.934	47.461	36.628	37.275	32.321
Venture III No. of Units	7,179	7,863	8,923	9,607	12,473	17,070	18,194	20,699	28,758	39,886

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	56.251	44.215	46.592	44.606	42.434	42.037	32.458	33.048	28.669	26.639
Value at End of Year	52.180	56.251	44.215	46.592	44.606	42.434	42.037	32.458	33.048	28.669
Venture III No. of Units	11,682	14,168	15,967	18,356	24,319	25,591	31,082	36,585	44,492	52,069

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	54.718	43.074	45.458	43.586	41.526	41.199	31.858	32.486	28.225	26.265
Value at End of Year	50.681	54.718	43.074	45.458	43.586	41.526	41.199	31.858	32.486	28.225
Venture III No. of Units	370	366	549	581	1,418	1,438	2,353	2,177	1,747	2,263

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	54.216	42.700	45.086	43.251	41.227	40.923	31.661	32.301	28.078	26.141
Value at End of Year	50.191	54.216	42.700	45.086	43.251	41.227	40.923	31.661	32.301	28.078
Venture III No. of Units	4,400	8,677	9,180	9,285	13,537	14,546	24,926	17,658	15,419	26,196

Real Estate Securities Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	55.715	43.880	46.301	44.381	42.288	41.958	32.431	33.096	28.739	26.745
Value at End of Year	51.624	55.715	43.880	46.301	44.381	42.288	41.958	32.431	33.096	28.739
Venture III No. of Units	92,690	119,454	129,093	152,211	181,481	199,646	261,593	261,386	304,340	386,791
NY Venture III No. of Units	5,943	7,748	9,083	11,963	15,665	16,754	15,777	16,183	14,216	15,367

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	51.411	40.510	42.767	41.013	39.100	38.813	30.016	30.646	26.625	24.790
Value at End of Year	47.612	51.411	40.510	42.767	41.013	39.100	38.813	30.016	30.646	26.625
Venture III No. of Units	33,282	36,226	42,585	52,523	63,533	78,121	90,601	110,011	164,452	191,671
NY Venture III No. of Units	21,203	20,307	21,401	24,207	26,150	28,724	30,348	34,258	40,308	48,414

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	50.068	39.511	41.775	40.122	38.307	38.084	29.496	30.161	26.242	24.471
Value at End of Year	46.299	50.068	39.511	41.775	40.122	38.307	38.084	29.496	30.161	26.242
Venture III No. of Units	50,813	62,070	75,261	87,898	105,563	115,662	139,405	147,995	172,026	211,850

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	49.628	39.184	41.450	39.830	38.047	37.844	29.325	30.001	26.116	24.366
Value at End of Year	45.869	49.628	39.184	41.450	39.830	38.047	37.844	29.325	30.001	26.116
Venture III No. of Units	11,718	16,288	17,120	17,628	18,440	19,558	36,123	26,403	41,473	43,518

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	47.208	37.329	39.547	38.058	36.409	36.269	28.146	28.839	25.143	23.492
Value at End of Year	43.566	47.208	37.329	39.547	38.058	36.409	36.269	28.146	28.839	25.143
Venture III No. of Units	6,517	10,483	11,564	12,058	15,163	19,230	21,780	21,450	23,418	33,790

Real Return Bond Trust (merged into Bond Trust eff 04-28-2016) - Series II Shares (units first credited 05-05-2003)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.630	17.448	16.969	19.046	17.834	16.207
Value at End of Year	—	—	—	—	—	16.630	17.448	16.969	19.046	17.834
Venture III No. of Units	—	—	—	—	—	233,427	310,891	432,183	538,808	616,672
NY Venture III No. of Units	—	—	—	—	—	24,333	27,132	37,692	42,226	49,961

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	16.525	17.347	16.879	18.955	17.757	16.145
Value at End of Year	—	—	—	—	—	16.525	17.347	16.879	18.955	17.757
Venture III No. of Units	—	—	—	—	—	49,810	60,482	79,561	114,862	122,922
NY Venture III No. of Units	—	—	—	—	—	45,072	53,246	74,100	81,122	83,029

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	16.214	17.046	16.611	18.682	17.528	15.961
Value at End of Year	—	—	—	—	—	16.214	17.046	16.611	18.682	17.528
Venture III No. of Units	—	—	—	—	—	139,393	163,448	210,418	292,345	337,040

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.111	16.947	16.523	18.592	17.452	15.900
Value at End of Year	—	—	—	—	—	16.111	16.947	16.523	18.592	17.452
Venture III No. of Units	—	—	—	—	—	6,000	5,503	11,995	21,481	26,878

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	15.808	16.653	16.260	18.324	17.227	15.718
Value at End of Year	—	—	—	—	—	15.808	16.653	16.260	18.324	17.227
Venture III No. of Units	—	—	—	—	—	20,583	19,969	22,208	29,555	32,805

Science & Technology Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	51.094	37.625	38.489	27.724	26.004	24.779	22.314	15.805	14.549	16.033
Value at End of Year	79.132	51.094	37.625	38.489	27.724	26.004	24.779	22.314	15.805	14.549
Venture III No. of Units	21,592	22,936	24,491	23,777	28,268	36,044	40,458	43,923	49,492	51,686

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	37.001	27.261	27.901	20.107	18.869	17.989	16.208	11.486	10.579	11.663
Value at End of Year	57.277	37.001	27.261	27.901	20.107	18.869	17.989	16.208	11.486	10.579
Venture III No. of Units	29,277	34,929	42,980	59,742	71,361	77,373	83,480	88,006	96,168	137,367

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	35.992	26.557	27.222	19.647	18.465	17.631	15.909	11.291	10.414	11.499
Value at End of Year	55.632	35.992	26.557	27.222	19.647	18.465	17.631	15.909	11.291	10.414
Venture III No. of Units	1,712	1,459	1,759	1,891	2,123	2,660	2,748	2,494	2,793	2,875

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	35.662	26.327	26.999	19.496	18.332	17.513	15.810	11.226	10.360	11.445
Value at End of Year	55.094	35.662	26.327	26.999	19.496	18.332	17.513	15.810	11.226	10.360
Venture III No. of Units	26,751	29,297	32,861	34,019	36,735	39,568	34,644	35,600	27,068	44,802

Science & Technology Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	44.401	32.771	33.582	24.244	22.789	21.756	19.625	13.926	12.846	14.190
Value at End of Year	68.634	44.401	32.771	33.582	24.244	22.789	21.756	19.625	13.926	12.846
Venture III No. of Units	144,993	157,261	186,704	188,312	243,988	275,292	324,110	380,054	450,119	554,079
NY Venture III No. of Units	15,795	18,807	19,737	22,971	24,062	33,569	33,445	28,368	27,631	25,584

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	55.517	40.996	42.032	30.359	28.551	27.270	24.612	17.474	16.126	17.823
Value at End of Year	85.774	55.517	40.996	42.032	30.359	28.551	27.270	24.612	17.474	16.126
Venture III No. of Units	65,603	72,270	93,977	75,885	102,664	107,145	124,716	143,365	163,788	185,899
NY Venture III No. of Units	16,890	17,940	19,366	20,337	20,188	20,589	25,856	46,045	56,776	56,043

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	54.067	39.985	41.057	29.699	27.973	26.758	24.186	17.197	15.894	17.593
Value at End of Year	83.408	54.067	39.985	41.057	29.699	27.973	26.758	24.186	17.197	15.894
Venture III No. of Units	97,126	24,637	130,815	123,317	128,324	133,954	146,904	160,276	189,068	230,699

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	53.592	39.653	40.737	29.483	27.783	26.589	24.045	17.106	15.818	17.518
Value at End of Year	82.634	53.592	39.653	40.737	29.483	27.783	26.589	24.045	17.106	15.818
Venture III No. of Units	19,138	19,982	20,780	22,156	12,483	14,602	15,396	27,386	22,877	32,636

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	61.748	45.757	47.079	34.123	32.204	30.867	27.956	19.917	18.446	20.458
Value at End of Year	95.068	61.748	45.757	47.079	34.123	32.204	30.867	27.956	19.917	18.446
Venture III No. of Units	14,353	15,761	16,277	16,249	16,218	24,703	28,171	38,052	22,243	21,474

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Short Term Government Income Trust - Series I Shares (units first credited 05-03-2010)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	12.012	11.812	11.910	12.039	12.170	12.294	12.356	12.672	12.730	12.592
Value at End of Year	12.240	12.012	11.812	11.910	12.039	12.170	12.294	12.356	12.672	12.730
Venture III No. of Units	30,321	29,073	34,076	39,966	39,636	34,265	38,228	47,395	57,864	102,440

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	11.954	11.761	11.865	11.999	12.136	12.265	12.334	12.655	12.719	12.588
Value at End of Year	12.175	11.954	11.761	11.865	11.999	12.136	12.265	12.334	12.655	12.719
Venture III No. of Units	50,224	52,779	77,738	84,051	88,206	96,418	120,807	114,506	141,076	180,385

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	11.880	12.033	12.179	12.266	12.604	12.687	12.575
Value at End of Year	—	—	—	—	11.880	12.033	12.179	12.266	12.604	12.687
Venture III No. of Units	—	—	—	—	2,614	7,032	2,741	4,921	7,339	11,238

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	11.725	11.559	11.684	11.840	11.999	12.151	12.243	12.587	12.677	12.571
Value at End of Year	11.918	11.725	11.559	11.684	11.840	11.999	12.151	12.243	12.587	12.677
Venture III No. of Units	46,111	16,270	18,358	20,674	23,058	24,937	28,537	38,255	31,955	46,426

Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)

Contracts with no Optional Benefits
Value at Start of Year	11.784	11.611	11.731	11.881	12.025	12.181	12.268	12.605	12.689	12.577
Value at End of Year	11.984	11.784	11.611	11.731	11.881	12.025	12.181	12.268	12.605	12.689
Venture III No. of Units	471,320	331,908	342,026	384,830	472,976	522,380	504,782	745,469	739,652	923,070
NY Venture III No. of Units	26,394	28,606	28,914	32,314	33,709	35,444	30,479	37,885	43,370	49,537

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.727	11.561	11.686	11.842	11.991	12.152	12.245	12.589	12.678	12.572
Value at End of Year	11.920	11.727	11.561	11.686	11.842	11.991	12.152	12.245	12.589	12.678
Venture III No. of Units	166,518	160,415	179,730	211,564	253,605	307,305	312,131	375,577	443,142	569,621
NY Venture III No. of Units	61,282	61,453	58,661	60,633	45,355	144,647	63,173	68,066	61,061	63,395

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.558	11.411	11.552	11.724	11.889	12.067	12.178	12.538	12.646	12.560
Value at End of Year	11.731	11.558	11.411	11.552	11.724	11.889	12.067	12.178	12.538	12.646
Venture III No. of Units	300,093	278,021	259,799	279,609	303,770	284,224	358,161	434,435	657,951	798,880

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.502	11.362	11.508	11.685	11.855	12.039	12.155	12.521	12.636	12.556
Value at End of Year	11.668	11.502	11.362	11.508	11.685	11.855	12.039	12.155	12.521	12.636
Venture III No. of Units	18,132	33,682	32,296	33,840	38,247	41,595	45,859	59,035	74,101	112,081

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.337	11.215	11.376	11.568	11.755	11.955	12.089	12.471	12.604	12.543
Value at End of Year	11.483	11.337	11.215	11.376	11.568	11.755	11.955	12.089	12.471	12.604
Venture III No. of Units	7,531	8,928	9,512	10,485	11,083	12,696	13,554	23,279	25,926	44,880

Small Cap Index Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	34.382	27.954	32.088	28.517	23.965	25.532	24.818	18.201	16.968	16.968
Value at End of Year	40.341	34.382	27.954	32.088	28.517	23.965	25.532	24.818	18.201	16.968
Venture III No. of Units	32,939	31,879	33,858	35,767	35,793	35,045	35,593	39,501	42,088	—

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	36.655	29.816	34.243	30.448	25.600	27.288	26.538	19.473	17.061	18.171
Value at End of Year	42.986	36.655	29.816	34.243	30.448	25.600	27.288	26.538	19.473	17.061
Venture III No. of Units	23,163	24,588	25,397	27,371	45,068	49,154	57,359	59,787	64,225	81,242

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	35.655	29.047	33.409	29.751	25.052	26.744	26.048	19.142	16.797	17.916
Value at End of Year	41.751	35.655	29.047	33.409	29.751	25.052	26.744	26.048	19.142	16.797
Venture III No. of Units	7,613	7,777	7,899	8,534	7,899	4,680	4,680	4,680	4,680	4,842

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	35.328	28.795	33.136	29.523	24.872	26.565	25.886	19.033	16.709	17.832
Value at End of Year	41.348	35.328	28.795	33.136	29.523	24.872	26.565	25.886	19.033	16.709
Venture III No. of Units	7,327	8,993	9,714	10,275	10,688	13,993	13,370	14,662	15,365	17,151

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Small Cap Index Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	36.500	29.739	34.185	30.437	25.635	27.374	26.655	19.588	17.195	18.332
Value at End of Year	42.742	36.500	29.739	34.185	30.437	25.635	27.374	26.655	19.588	17.195
Venture III No. of Units	42,072	50,778	52,447	58,247	66,648	76,261	86,614	100,542	119,315	153,144
NY Venture III No. of Units	6,170	4,996	6,018	7,322	7,413	10,878	11,977	11,163	11,488	10,400

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	34.998	28.530	32.812	29.228	24.630	26.314	25.635	18.848	16.554	17.657
Value at End of Year	40.963	34.998	28.530	32.812	29.228	24.630	26.314	25.635	18.848	16.554
Venture III No. of Units	31,048	32,963	41,531	44,820	45,601	50,688	66,483	86,599	131,340	158,479
NY Venture III No. of Units	21,404	20,940	21,722	24,185	27,637	27,044	31,557	47,517	49,536	55,488

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	34.084	27.826	32.051	28.593	24.131	25.819	25.191	18.549	16.316	17.429
Value at End of Year	39.833	34.084	27.826	32.051	28.593	24.131	25.819	25.191	18.549	16.316
Venture III No. of Units	37,953	47,099	54,278	76,001	95,353	101,072	112,022	147,940	175,192	197,517

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	33.785	27.595	31.801	28.384	23.967	25.657	25.045	18.451	16.238	17.354
Value at End of Year	39.463	33.785	27.595	31.801	28.384	23.967	25.657	25.045	18.451	16.238
Venture III No. of Units	4,183	4,370	8,554	10,650	12,080	13,159	13,678	17,495	18,436	22,074

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	40.780	33.359	38.501	34.416	29.103	31.202	30.504	22.506	19.836	21.232
Value at End of Year	47.562	40.780	33.359	38.501	34.416	29.103	31.202	30.504	22.506	19.836
Venture III No. of Units	919	1,509	3,113	3,311	3,480	3,878	14,518	5,145	5,535	5,665

Small Cap Opportunities Trust - Series I Shares (units first credited 05-01-2005)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	40.643	32.914	38.843	35.551	30.253	32.431	32.204	23.359	20.326	21.338
Value at End of Year	43.926	40.643	32.914	38.843	35.551	30.253	32.431	32.204	23.359	20.326
Venture III No. of Units	29,598	29,397	33,766	33,246	38,364	42,746	45,794	52,781	30,505	36,634

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	40.306	32.658	38.559	35.308	30.062	32.243	32.032	23.246	20.238	21.257
Value at End of Year	43.540	40.306	32.658	38.559	35.308	30.062	32.243	32.032	23.246	20.238
Venture III No. of Units	21,848	23,654	25,764	28,432	30,864	36,319	40,972	48,129	54,809	63,880

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	39.311	31.899	37.720	34.592	29.496	31.683	31.524	22.911	19.977	21.014
Value at End of Year	42.401	39.311	31.899	37.720	34.592	29.496	31.683	31.524	22.911	19.977
Venture III No. of Units	161	162	163	164	164	275	166	167	631	632

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	38.984	31.650	37.445	34.356	29.310	31.499	31.356	22.801	19.890	20.933
Value at End of Year	42.028	38.984	31.650	37.445	34.356	29.310	31.499	31.356	22.801	19.890
Venture III No. of Units	9,408	13,172	14,834	14,875	15,470	13,898	15,263	62,087	63,153	64,737

Small Cap Opportunities Trust - Series II Shares (units first credited 05-05-2003)

Contracts with no Optional Benefits
Value at Start of Year	39.461	32.028	37.874	34.729	29.608	31.800	31.655	22.999	20.052	21.086
Value at End of Year	42.560	39.461	32.028	37.874	34.729	29.608	31.800	31.655	22.999	20.052
Venture III No. of Units	102,902	127,700	145,971	160,247	176,882	209,874	243,044	300,670	191,597	234,031
NY Venture III No. of Units	9,345	9,751	10,515	13,656	14,501	16,133	17,104	19,417	10,934	12,678

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	39.133	31.778	37.598	34.493	29.421	31.615	31.486	22.888	19.965	21.005
Value at End of Year	42.186	39.133	31.778	37.598	34.493	29.421	31.615	31.486	22.888	19.965
Venture III No. of Units	64,565	69,625	80,286	91,465	99,617	115,061	127,626	143,484	100,771	122,369
NY Venture III No. of Units	14,325	15,916	19,387	23,002	27,575	32,018	38,417	54,863	42,162	48,095

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	38.167	31.040	36.780	33.793	28.867	31.066	30.986	22.558	19.707	20.765
Value at End of Year	41.082	38.167	31.040	36.780	33.793	28.867	31.066	30.986	22.558	19.707
Venture III No. of Units	76,622	89,971	98,504	110,000	114,782	138,989	159,236	207,256	210,252	242,043

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	37.850	30.798	36.511	33.563	28.685	30.886	30.822	22.449	19.622	20.686
Value at End of Year	40.721	37.850	30.798	36.511	33.563	28.685	30.886	30.822	22.449	19.622
Venture III No. of Units	3,596	7,859	8,387	9,220	11,958	32,715	17,350	48,418	12,392	23,873

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	36.915	30.082	35.717	32.882	28.145	30.350	30.332	22.126	19.369	20.449
Value at End of Year	39.656	36.915	30.082	35.717	32.882	28.145	30.350	30.332	22.126	19.369
Venture III No. of Units	8,400	7,845	7,953	8,160	8,265	21,587	7,919	36,646	8,938	9,511

Small Cap Stock Trust (formerly Small Cap Growth Trust) - Series I Shares (units first credited 04-29-2005)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	40.562	29.937	32.191	25.916	25.794	28.835	27.310	19.309	16.882	18.457
Value at End of Year	60.337	40.562	29.937	32.191	25.916	25.794	28.835	27.310	19.309	16.882
Venture III No. of Units	10,258	24,756	25,234	25,687	25,076	26,584	24,463	26,004	24,831	26,052

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	40.266	29.733	31.988	25.765	25.657	28.696	27.192	19.235	16.826	18.405
Value at End of Year	59.866	40.266	29.733	31.988	25.765	25.657	28.696	27.192	19.235	16.826
Venture III No. of Units	2,934	3,662	4,589	6,369	7,914	10,621	13,386	38,751	14,349	15,862

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	39.389	29.130	31.386	25.318	25.250	28.283	26.841	12.500	—	—
Value at End of Year	58.474	39.389	29.130	31.386	25.318	25.250	28.283	26.841	—	—
Venture III No. of Units	79	80	82	88	22	26	26	473	—	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	39.101	28.931	31.188	25.170	25.115	28.146	26.725	18.942	16.603	18.197
Value at End of Year	58.018	39.101	28.931	31.188	25.170	25.115	28.146	26.725	18.942	16.603
Venture III No. of Units	9,521	9,719	9,574	9,306	9,791	10,133	6,892	13,693	8,533	12,865

Small Cap Stock Trust (formerly Small Cap Growth Trust) - Series II Shares (units first credited 04-29-2005)

Contracts with no Optional Benefits
Value at Start of Year	40.562	29.937	32.191	25.916	25.794	28.835	27.310	19.309	16.882	18.457
Value at End of Year	60.337	40.562	29.937	32.191	25.916	25.794	28.835	27.310	19.309	16.882
Venture III No. of Units	72,747	94,340	96,679	101,941	104,702	136,022	109,738	160,459	137,614	188,021
NY Venture III No. of Units	2,594	3,061	3,322	3,622	3,435	5,226	3,360	6,806	5,702	6,090

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	40.266	29.733	31.988	25.765	25.657	28.696	27.192	19.235	16.826	18.405
Value at End of Year	59.866	40.266	29.733	31.988	25.765	25.657	28.696	27.192	19.235	16.826
Venture III No. of Units	24,299	34,024	29,162	25,558	30,281	32,142	33,445	54,578	48,089	57,243
NY Venture III No. of Units	11,288	13,264	13,031	13,392	14,662	19,477	19,886	32,236	27,515	21,989

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	39.389	29.130	31.386	25.318	25.250	28.283	26.841	19.015	16.659	18.249
Value at End of Year	58.474	39.389	29.130	31.386	25.318	25.250	28.283	26.841	19.015	16.659
Venture III No. of Units	35,276	35,184	49,016	51,710	56,087	67,455	42,563	94,738	76,250	92,622

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	39.101	28.931	31.188	25.170	25.115	28.146	26.725	18.942	16.603	18.197
Value at End of Year	58.018	39.101	28.931	31.188	25.170	25.115	28.146	26.725	18.942	16.603
Venture III No. of Units	2,512	10,903	11,484	3,127	4,253	4,432	7,667	11,243	7,104	15,947

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	38.250	28.344	30.600	24.733	24.716	27.741	26.379	18.725	16.438	18.043
Value at End of Year	56.669	38.250	28.344	30.600	24.733	24.716	27.741	26.379	18.725	16.438
Venture III No. of Units	3,177	4,446	5,157	5,248	5,414	5,370	5,269	12,765	7,987	11,574

Small Cap Value Trust - Series II Shares (units first credited 04-29-2005)

Contracts with no Optional Benefits
Value at Start of Year	35.412	28.497	33.173	32.584	27.053	27.941	26.559	20.301	17.870	18.014
Value at End of Year	32.411	35.412	28.497	33.173	32.584	27.053	27.941	26.559	20.301	17.870
Venture III No. of Units	61,661	69,952	83,157	96,946	112,845	122,598	138,860	168,725	169,380	278,823
NY Venture III No. of Units	4,188	4,433	5,170	6,368	20,015	22,991	23,173	26,638	10,133	23,505

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	35.153	28.303	32.964	32.394	26.909	27.807	26.444	20.223	17.810	17.963
Value at End of Year	32.158	35.153	28.303	32.964	32.394	26.909	27.807	26.444	20.223	17.810
Venture III No. of Units	33,829	33,826	36,725	46,138	55,158	45,189	44,815	48,464	56,895	67,278
NY Venture III No. of Units	2,543	9,883	9,802	10,782	9,069	8,969	9,690	8,503	8,814	9,694

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	34.388	27.728	32.343	31.832	26.481	27.406	26.102	19.992	17.633	17.811
Value at End of Year	31.410	34.388	27.728	32.343	31.832	26.481	27.406	26.102	19.992	17.633
Venture III No. of Units	47,287	53,367	53,109	61,098	65,585	70,782	79,529	88,076	130,145	152,118

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	34.136	27.539	32.139	31.647	26.340	27.274	25.989	19.915	17.574	17.761
Value at End of Year	31.165	34.136	27.539	32.139	31.647	26.340	27.274	25.989	19.915	17.574
Venture III No. of Units	16,587	24,044	26,007	26,310	27,730	31,229	51,914	41,844	11,475	81,263

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	33.393	26.980	31.534	31.098	25.922	26.881	25.653	19.687	17.399	17.610
Value at End of Year	30.441	33.393	26.980	31.534	31.098	25.922	26.881	25.653	19.687	17.399
Venture III No. of Units	4,221	10,882	16,826	17,724	19,293	22,984	32,845	38,879	10,184	53,974

Small Company Value Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	48.184	39.024	45.576	41.557	31.930	34.387	34.920	26.974	23.582	24.198
Value at End of Year	51.775	48.184	39.024	45.576	41.557	31.930	34.387	34.920	26.974	23.582
Venture III No. of Units	14,407	26,126	27,049	31,055	39,038	42,880	51,848	56,685	85,818	96,844

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	46.596	37.757	44.118	40.248	30.939	33.336	33.871	26.177	22.896	23.506
Value at End of Year	50.043	46.596	37.757	44.118	40.248	30.939	33.336	33.871	26.177	22.896
Venture III No. of Units	23,064	25,090	26,564	31,744	35,981	39,695	44,573	48,871	58,907	80,568

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	45.325	36.782	43.044	39.327	30.277	32.672	33.245	25.732	22.541	23.176
Value at End of Year	48.606	45.325	36.782	43.044	39.327	30.277	32.672	33.245	25.732	22.541
Venture III No. of Units	773	1,305	1,438	1,515	2,517	2,586	2,533	2,427	2,469	16,819

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	44.910	36.463	42.692	39.025	30.059	32.453	33.040	25.585	22.424	23.067
Value at End of Year	48.136	44.910	36.463	42.692	39.025	30.059	32.453	33.040	25.585	22.424
Venture III No. of Units	9,312	9,046	10,045	10,750	11,796	12,102	14,755	17,653	18,935	29,043

Small Company Value Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	44.836	36.402	42.587	38.913	29.959	32.329	32.907	25.459	22.293	22.938
Value at End of Year	48.101	44.836	36.402	42.587	38.913	29.959	32.329	32.907	25.459	22.293
Venture III No. of Units	114,783	135,551	158,441	199,254	244,966	276,107	330,789	396,821	502,961	581,450
NY Venture III No. of Units	22,026	23,805	25,562	23,912	26,338	27,452	31,796	36,090	46,275	45,812

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	39.453	32.048	37.512	34.293	26.415	28.519	29.044	22.481	19.695	20.275
Value at End of Year	42.305	39.453	32.048	37.512	34.293	26.415	28.519	29.044	22.481	19.695
Venture III No. of Units	63,608	71,169	85,762	110,222	117,648	130,909	158,128	193,694	239,201	298,942
NY Venture III No. of Units	25,300	33,577	35,146	41,304	49,213	50,034	55,720	77,139	81,671	104,838

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	38.423	31.258	36.642	33.548	25.880	27.984	28.541	22.125	19.413	20.014
Value at End of Year	41.138	38.423	31.258	36.642	33.548	25.880	27.984	28.541	22.125	19.413
Venture III No. of Units	93,797	107,909	126,336	144,234	160,409	172,180	193,795	232,916	280,736	330,776

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	38.085	30.999	36.357	33.303	25.704	27.807	28.375	22.007	19.319	19.928
Value at End of Year	40.756	38.085	30.999	36.357	33.303	25.704	27.807	28.375	22.007	19.319
Venture III No. of Units	19,341	21,206	22,995	27,028	31,932	34,811	39,262	41,792	54,353	64,598

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	42.486	34.632	40.680	37.319	28.847	31.254	31.940	24.809	21.812	22.533
Value at End of Year	45.397	42.486	34.632	40.680	37.319	28.847	31.254	31.940	24.809	21.812
Venture III No. of Units	8,821	9,381	9,672	9,764	10,439	9,933	14,642	17,245	21,773	24,076

Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series I Shares (units first credited 11-16-2009)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	16.862	14.751	16.143
Value at End of Year	—	—	—	—	—	—	—	—	16.862	14.751
Venture III No. of Units	—	—	—	—	—	—	—	—	38,236	42,938

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.835	14.735	16.134
Value at End of Year	—	—	—	—	—	—	—	—	16.835	14.735
Venture III No. of Units	—	—	—	—	—	—	—	—	23,934	38,126

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	16.756	14.688	16.107
Value at End of Year	—	—	—	—	—	—	—	—	16.756	14.688
Venture III No. of Units	—	—	—	—	—	—	—	—	396	13,343

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	16.730	14.673	16.097
Value at End of Year	—	—	—	—	—	—	—	—	16.730	14.673
Venture III No. of Units	—	—	—	—	—	—	—	—	3,496	6,391

Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series II Shares (units first credited 11-16-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.755	14.688	16.107
Value at End of Year	—	—	—	—	—	—	—	—	16.755	14.688
Venture III No. of Units	—	—	—	—	—	—	—	—	182,073	215,662
NY Venture III No. of Units	—	—	—	—	—	—	—	—	12,172	15,345

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	16.729	14.672	16.098
Value at End of Year	—	—	—	—	—	—	—	—	16.729	14.672
Venture III No. of Units	—	—	—	—	—	—	—	—	97,693	113,295
NY Venture III No. of Units	—	—	—	—	—	—	—	—	34,816	36,937

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	16.650	14.626	16.070
Value at End of Year	—	—	—	—	—	—	—	—	16.650	14.626
Venture III No. of Units	—	—	—	—	—	—	—	—	119,217	124,855

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.624	14.610	16.061
Value at End of Year	—	—	—	—	—	—	—	—	16.624	14.610
Venture III No. of Units	—	—	—	—	—	—	—	—	21,259	98,919

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.546	14.563	16.034
Value at End of Year	—	—	—	—	—	—	—	—	16.546	14.563
Venture III No. of Units	—	—	—	—	—	—	—	—	3,537	43,802

Strategic Income Opportunities Trust - Series I Shares (units first credited 11-08-2010)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	23.285	21.344	22.852	22.001	21.277	21.371	20.680	20.251	18.244	18.179
Value at End of Year	24.871	23.285	21.344	22.852	22.001	21.277	21.371	20.680	20.251	18.244
Venture III No. of Units	24,615	23,166	21,514	24,893	25,368	27,823	34,652	47,904	52,554	56,485

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	23.104	21.189	22.696	21.862	21.154	21.257	20.580	20.163	18.174	18.118
Value at End of Year	24.665	23.104	21.189	22.696	21.862	21.154	21.257	20.580	20.163	18.174
Venture III No. of Units	39,185	41,401	47,430	57,186	65,615	67,278	56,594	57,409	62,295	69,756

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	22.567	20.727	22.236	21.451	20.787	20.920	20.284	19.903	17.966	17.938
Value at End of Year	24.056	22.567	20.727	22.236	21.451	20.787	20.920	20.284	19.903	17.966
Venture III No. of Units	17	17	98	10,482	10,493	10,690	11,251	13,029	13,445	18,989

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	22.391	20.576	22.084	21.315	20.666	20.809	20.186	19.817	17.898	17.878
Value at End of Year	23.856	22.391	20.576	22.084	21.315	20.666	20.809	20.186	19.817	17.898
Venture III No. of Units	11,088	11,428	12,828	45,399	52,086	45,082	36,628	49,617	48,353	41,936

Strategic Income Opportunities Trust (formerly Strategic Income Trust) - Series II Shares (units first credited 05-03-2004)

Contracts with no Optional Benefits
Value at Start of Year	22.869	20.993	22.536	21.742	21.055	21.190	20.548	20.163	18.205	17.860
Value at End of Year	24.376	22.869	20.993	22.536	21.742	21.055	21.190	20.548	20.163	18.205
Venture III No. of Units	344,366	353,344	356,709	409,645	427,890	490,461	520,485	649,155	698,548	774,825
NY Venture III No. of Units	47,759	19,119	51,293	55,730	77,293	86,996	89,929	83,699	76,465	94,054

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.691	20.840	22.382	21.605	20.932	21.078	20.449	20.076	18.135	18.104
Value at End of Year	24.173	22.691	20.840	22.382	21.605	20.932	21.078	20.449	20.076	18.135
Venture III No. of Units	41,629	54,300	59,751	82,610	90,080	99,883	104,210	122,164	144,485	136,808
NY Venture III No. of Units	24,102	38,518	42,472	56,054	59,729	59,092	65,585	55,260	61,927	70,572

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	22.164	20.386	21.928	21.198	20.569	20.743	20.155	19.817	17.928	17.924
Value at End of Year	23.576	22.164	20.386	21.928	21.198	20.569	20.743	20.155	19.817	17.928
Venture III No. of Units	233,419	261,535	287,831	328,225	346,418	363,623	388,162	442,308	489,006	566,913

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.991	20.237	21.779	21.064	20.450	20.633	20.057	19.731	17.859	17.864
Value at End of Year	23.381	21.991	20.237	21.779	21.064	20.450	20.633	20.057	19.731	17.859
Venture III No. of Units	10,707	16,911	17,335	24,153	14,332	14,358	15,274	18,020	20,421	19,899

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	21.480	19.797	21.337	20.668	20.095	20.305	19.769	19.476	17.655	17.686
Value at End of Year	22.803	21.480	19.797	21.337	20.668	20.095	20.305	19.769	19.476	17.655
Venture III No. of Units	35,372	36,573	38,195	42,581	46,683	49,218	64,641	68,832	96,177	94,734

Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 08-02-2010)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.035	14.306
Value at End of Year	—	—	—	—	—	—	—	—	—	15.035
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,919,830
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	48,212

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	15.000	14.280
Value at End of Year	—	—	—	—	—	—	—	—	—	15.000
Venture III No. of Units	—	—	—	—	—	—	—	—	—	60,082
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	34,689

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	14.896	14.202
Value at End of Year	—	—	—	—	—	—	—	—	—	14.896
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,344,250

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	14.861	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	14.861
Venture III No. of Units	—	—	—	—	—	—	—	—	—	10,355

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	14.757	14.098
Value at End of Year	—	—	—	—	—	—	—	—	—	14.757
Venture III No. of Units	—	—	—	—	—	—	—	—	—	54,344

Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	12.937	12.175	12.441	12.269	12.206	12.403	11.907	12.451	12.500	—
Value at End of Year	13.630	12.937	12.175	12.441	12.269	12.206	12.403	11.907	12.451	—
Venture III No. of Units	1,159,072	928,338	1,037,705	1,042,657	1,318,350	1,297,929	1,198,802	1,478,653	2,611,257	—
NY Venture III No. of Units	37,148	29,132	21,355	23,039	18,373	14,640	30,463	32,601	77,666	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.891	12.138	12.409	12.244	12.187	12.390	11.900	12.450	12.500	—
Value at End of Year	13.574	12.891	12.138	12.409	12.244	12.187	12.390	11.900	12.450	—
Venture III No. of Units	19,806	4,434	31,723	10,911	20,652	23,287	25,495	14,035	27,327	—
NY Venture III No. of Units	3,426	10,954	2,914	2,929	3,924	4,304	2,943	3,022	72,709	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.753	12.026	12.313	12.167	12.130	12.349	11.880	12.447	12.500	—
Value at End of Year	13.409	12.753	12.026	12.313	12.167	12.130	12.349	11.880	12.447	—
Venture III No. of Units	879,944	495,197	484,750	433,009	639,492	725,416	680,207	753,855	1,341,820	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.707	11.989	12.281	12.142	12.110	12.336	12.446	12.446	12.500	—
Value at End of Year	13.354	12.707	11.989	12.281	12.142	12.110	12.336	12.446	12.446	—
Venture III No. of Units	8,510	5,361	6,045	15,723	24,694	28,998	24,726	—	6,487	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.572	11.879	12.187	12.067	12.053	12.296	11.852	12.443	12.500	—
Value at End of Year	13.192	12.572	11.879	12.187	12.067	12.053	12.296	11.852	12.443	—
Venture III No. of Units	27,142	17,919	16,984	15,748	12,637	8,354	8,265	10,492	48,626	—

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	23.180	22.500	23.348	21.882	21.407
Value at End of Year	—	—	—	—	—	—	23.180	22.500	23.348	21.882
Venture III No. of Units	—	—	—	—	—	—	133,564	158,440	190,028	279,536

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	20.719	20.121	20.890	19.588	19.173
Value at End of Year	—	—	—	—	—	—	20.719	20.121	20.890	19.588
Venture III No. of Units	—	—	—	—	—	—	150,863	182,540	244,490	291,365

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	20.306	19.750	20.535	19.284	18.904
Value at End of Year	—	—	—	—	—	—	20.306	19.750	20.535	19.284
Venture III No. of Units	—	—	—	—	—	—	19,329	19,490	22,608	23,595

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	20.170	19.627	20.418	19.184	18.815
Value at End of Year	—	—	—	—	—	—	20.170	19.627	20.418	19.184
Venture III No. of Units	—	—	—	—	—	—	47,498	65,447	82,487	92,851

Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.725	19.197	19.961	18.742	18.372
Value at End of Year	—	—	—	—	—	—	19.725	19.197	19.961	18.742
Venture III No. of Units	—	—	—	—	—	—	1,279,661	1,688,682	2,669,094	2,723,767
NY Venture III No. of Units	—	—	—	—	—	—	137,545	232,797	271,997	279,101

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	19.560	19.046	19.814	18.613	18.255
Value at End of Year	—	—	—	—	—	—	19.560	19.046	19.814	18.613
Venture III No. of Units	—	—	—	—	—	—	511,532	685,677	872,240	1,035,832
NY Venture III No. of Units	—	—	—	—	—	—	96,079	120,368	148,844	153,520

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	19.192	18.716	19.500	18.346	18.020
Value at End of Year	—	—	—	—	—	—	19.192	18.716	19.500	18.346
Venture III No. of Units	—	—	—	—	—	—	858,591	1,105,387	1,565,444	1,608,025

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	19.071	18.608	19.397	18.258	17.943
Value at End of Year	—	—	—	—	—	—	19.071	18.608	19.397	18.258
Venture III No. of Units	—	—	—	—	—	—	92,281	106,519	137,621	177,500

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	17.159	16.767	17.504	16.501	16.240
Value at End of Year	—	—	—	—	—	—	17.159	16.767	17.504	16.501
Venture III No. of Units	—	—	—	—	—	—	60,974	74,303	93,864	95,916

Total Stock Market Index Trust - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	28.487	22.342	24.089	20.308	18.371	18.796	17.142	13.065	11.500	11.659
Value at End of Year	34.029	28.487	22.342	24.089	20.308	18.371	18.796	17.142	13.065	11.500
Venture III No. of Units	7,836	7,921	15,255	15,912	10,575	16,299	16,393	10,088	27,459	29,255

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	34.506	27.076	29.208	24.635	22.297	22.824	20.827	15.880	13.986	14.186
Value at End of Year	41.198	34.506	27.076	29.208	24.635	22.297	22.824	20.827	15.880	13.986
Venture III No. of Units	19,029	19,263	21,398	22,259	20,058	20,302	24,954	24,614	26,072	25,014

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	33.565	26.377	28.498	24.072	21.819	22.369	20.442	15.610	13.769	13.987
Value at End of Year	40.014	33.565	26.377	28.498	24.072	21.819	22.369	20.442	15.610	13.769
Venture III No. of Units	68	79	95	112	131	151	172	193	216	441

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	33.257	26.148	28.265	23.887	21.663	22.219	20.315	15.521	13.698	13.921
Value at End of Year	39.627	33.257	26.148	28.265	23.887	21.663	22.219	20.315	15.521	13.698
Venture III No. of Units	8,247	10,759	11,309	11,694	22,892	27,472	22,314	12,025	3,712	3,837

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Total Stock Market Index Trust - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	35.990	28.275	30.556	25.816	23.401	23.991	21.914	16.740	14.772	14.993
Value at End of Year	42.900	35.990	28.275	30.556	25.816	23.401	23.991	21.914	16.740	14.772
Venture III No. of Units	54,959	54,422	55,630	59,656	62,111	69,059	80,150	96,430	106,718	118,968
NY Venture III No. of Units	6,042	7,259	8,514	9,192	8,867	14,620	11,329	9,347	10,303	11,357

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	37.150	29.201	31.573	26.688	24.204	24.826	22.688	17.340	15.309	15.546
Value at End of Year	44.261	37.150	29.201	31.573	26.688	24.204	24.826	22.688	17.340	15.309
Venture III No. of Units	67,000	71,422	77,339	83,275	75,799	76,402	82,099	81,193	78,924	99,002
NY Venture III No. of Units	15,939	30,760	29,090	29,221	26,792	35,623	64,693	60,322	72,611	82,251

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	36.180	28.481	30.841	26.108	23.714	24.360	22.296	17.065	15.089	15.346
Value at End of Year	43.040	36.180	28.481	30.841	26.108	23.714	24.360	22.296	17.065	15.089
Venture III No. of Units	172,735	181,109	187,559	193,044	187,634	191,359	199,117	163,243	173,072	175,359

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	35.862	28.245	30.601	25.918	23.552	24.206	22.166	16.975	15.017	15.280
Value at End of Year	42.640	35.862	28.245	30.601	25.918	23.552	24.206	22.166	16.975	15.017
Venture III No. of Units	3,815	4,752	5,010	7,116	11,442	12,512	14,872	12,172	17,326	17,814

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	40.761	32.152	34.886	29.591	26.931	27.721	25.422	19.497	17.274	17.604
Value at End of Year	48.392	40.761	32.152	34.886	29.591	26.931	27.721	25.422	19.497	17.274
Venture III No. of Units	7,482	7,705	7,886	8,006	6,022	6,203	8,622	1,475	2,879	3,059

Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)

Contracts with no Optional Benefits
Value at Start of Year	11.174	11.038	11.090	11.223	11.373	11.579	11.808	12.036	12.193	12.405
Value at End of Year	11.131	11.174	11.038	11.090	11.223	11.373	11.579	11.808	12.036	12.193
Venture III No. of Units	5,126,350	6,766,430	3,256,746	3,129,253	4,257,915	3,746,156	3,268,929	3,355,844	2,806,682	2,498,999
NY Venture III No. of Units	427,703	488,664	380,987	349,261	438,760	218,412	132,115	143,683	24,986	19,814

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.121	10.992	11.049	11.187	11.342	11.554	11.788	12.022	12.184	12.402
Value at End of Year	11.073	11.121	10.992	11.049	11.187	11.342	11.554	11.788	12.022	12.184
Venture III No. of Units	193,746	361,183	153,021	172,813	235,474	268,635	364,670	183,555	65,729	101,819
NY Venture III No. of Units	140,569	72,286	147,263	153,758	206,140	65,091	114,819	87,014	5,436	4,379

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	10.965	10.854	10.927	11.080	11.250	11.477	11.727	11.978	12.158	12.395
Value at End of Year	10.901	10.965	10.854	10.927	11.080	11.250	11.477	11.727	11.978	12.158
Venture III No. of Units	2,368,234	1,368,264	1,626,974	2,206,465	2,989,737	2,556,834	2,148,404	2,282,394	1,118,484	1,196,866

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	10.914	10.808	10.887	11.044	11.220	11.452	11.707	11.964	12.150	12.392
Value at End of Year	10.844	10.914	10.808	10.887	11.044	11.220	11.452	11.707	11.964	12.150
Venture III No. of Units	35,913	35,496	42,758	67,450	46,712	18,998	33,500	36,935	4,213	16,427

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	10.760	10.672	10.766	10.938	11.129	11.377	11.648	11.920	12.124	12.500
Value at End of Year	10.676	10.760	10.672	10.766	10.938	11.129	11.377	11.648	11.920	12.124
Venture III No. of Units	123,007	67,012	89,879	144,361	146,831	106,478	38,427	88,076	38,501	9,456

U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series I Shares (units first credited 04-27-2012)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	17.303	17.498	16.022	12.703	12.500	—
Value at End of Year	—	—	—	—	—	17.303	17.498	16.022	12.703	—
Venture III No. of Units	—	—	—	—	—	14,995	16,646	17,713	19,596	—

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	17.271	17.475	16.009	12.699	12.500	—
Value at End of Year	—	—	—	—	—	17.271	17.475	16.009	12.699	—
Venture III No. of Units	—	—	—	—	—	16,009	23,400	27,993	39,113	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	17.144	17.382	15.955	12.681	12.500	—
Value at End of Year	—	—	—	—	—	17.144	17.382	15.955	12.681	—
Venture III No. of Units	—	—	—	—	—	9,810	9,889	10,677	7,961	—

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series II Shares (units first credited 04-27-2012)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.178	17.407	15.977	12.682	12.500	—
Value at End of Year	—	—	—	—	—	17.178	17.407	15.977	12.682	—
Venture III No. of Units	—	—	—	—	—	62,370	81,123	91,422	97,477	—
NY Venture III No. of Units	—	—	—	—	—	673	677	680	3,440	—

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	17.147	17.384	15.964	12.678	12.500	—
Value at End of Year	—	—	—	—	—	17.147	17.384	15.964	12.678	—
Venture III No. of Units	—	—	—	—	—	46,006	52,779	57,324	63,221	—
NY Venture III No. of Units	—	—	—	—	—	7,929	8,916	9,305	9,707	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	17.052	17.314	15.923	12.665	12.500	—
Value at End of Year	—	—	—	—	—	17.052	17.314	15.923	12.665	—
Venture III No. of Units	—	—	—	—	—	32,981	45,303	48,545	61,156	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	17.021	17.291	15.910	12.661	12.500	—
Value at End of Year	—	—	—	—	—	17.021	17.291	15.910	12.661	—
Venture III No. of Units	—	—	—	—	—	3,337	2,910	7,970	8,041	—

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	16.927	17.221	15.870	12.648	12.500	—
Value at End of Year	—	—	—	—	—	16.927	17.221	15.870	12.648	—
Venture III No. of Units	—	—	—	—	—	6,623	6,108	6,978	7,296	—

Utilities Trust (merged into Equity Income Trust eff 11-01-2019) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits
Value at Start of Year	—	30.630	30.870	27.350	24.969	29.781	26.891	22.675	20.285	19.336
Value at End of Year	—	—	30.630	30.870	27.350	24.969	29.781	26.891	22.675	20.285
Venture III No. of Units	—	—	8,059	9,199	9,386	11,317	13,116	17,775	25,164	26,353

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	34.873	35.163	31.169	28.470	33.974	30.693	25.894	23.175	22.102
Value at End of Year	—	—	34.873	35.163	31.169	28.470	33.974	30.693	25.894	23.175
Venture III No. of Units	—	—	10,193	10,968	11,978	13,860	15,711	23,702	27,396	32,182

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	33.973	34.308	30.456	27.861	33.297	25.454	25.454	22.816	21.792
Value at End of Year	—	—	33.973	34.308	30.456	27.861	33.297	25.454	25.454	22.816
Venture III No. of Units	—	—	118	157	174	202	203	—	583	962

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	33.678	34.027	30.222	27.661	33.074	29.939	25.309	22.697	21.690
Value at End of Year	—	—	33.678	34.027	30.222	27.661	33.074	29.939	25.309	22.697
Venture III No. of Units	—	—	4,778	5,093	5,151	5,215	5,435	10,764	11,021	11,545

Utilities Trust (merged into Equity Income Trust eff 11-01-2019) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	42.750	43.166	38.318	35.043	41.923	37.914	32.027	28.725	27.401
Value at End of Year	—	—	42.750	43.166	38.318	35.043	41.923	37.914	32.027	28.725
Venture III No. of Units	—	—	43,301	55,237	67,380	86,791	109,998	117,922	121,730	174,244
NY Venture III No. of Units	—	—	10,877	10,914	12,550	13,763	15,070	20,853	21,204	23,364

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	46.023	46.494	41.293	37.783	45.223	40.919	34.583	31.033	29.617
Value at End of Year	—	—	46.023	46.494	41.293	37.783	45.223	40.919	34.583	31.033
Venture III No. of Units	—	—	18,568	19,044	22,622	21,702	32,468	42,827	58,256	72,082
NY Venture III No. of Units	—	—	17,072	17,750	22,757	18,636	19,767	21,864	24,087	27,088

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	44.888	45.416	40.396	37.017	44.373	40.210	34.035	30.588	29.235
Value at End of Year	—	—	44.888	45.416	40.396	37.017	44.373	40.210	34.035	30.588
Venture III No. of Units	—	—	22,911	21,883	28,021	31,442	43,199	58,269	69,805	83,232

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	44.516	45.062	40.101	36.766	44.094	39.977	33.854	30.441	29.109
Value at End of Year	—	—	44.516	45.062	40.101	36.766	44.094	39.977	33.854	30.441
Venture III No. of Units	—	—	3,216	2,762	2,950	3,212	3,715	6,150	7,253	8,846

Venture III Prior

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	45.732	46.363	41.321	37.940	45.571	41.378	35.094	31.603	30.266
Value at End of Year	—	—	45.732	46.363	41.321	37.940	45.571	41.378	35.094	31.603
Venture III No. of Units	—	—	5,477	5,348	5,650	9,604	11,985	10,623	10,545	13,960

Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series I Shares (units first credited 08-01-2001)

Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	46.619	40.941	45.685	42.291	31.754	27.494	27.680
Value at End of Year	—	—	—	—	46.619	40.941	45.685	42.291	31.754	27.494
Venture III No. of Units	—	—	—	—	5,418	7,442	9,668	10,120	13,473	21,944

Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	31.965	28.086	31.356	29.041	21.816	18.899	19.037
Value at End of Year	—	—	—	—	31.965	28.086	31.356	29.041	21.816	18.899
Venture III No. of Units	—	—	—	—	24,336	26,310	30,621	32,977	36,442	48,745

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	31.234	—	—	28.505	21.445	18.606	18.769
Value at End of Year	—	—	—	—	31.234	—	—	28.505	21.445	18.606
Venture III No. of Units	—	—	—	—	—	—	—	78	93	15,647

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	30.994	27.288	30.525	28.328	21.323	18.509	18.681
Value at End of Year	—	—	—	—	30.994	27.288	30.525	28.328	21.323	18.509
Venture III No. of Units	—	—	—	—	12,796	13,961	14,816	17,140	19,864	29,362

Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series II Shares (units first credited 05-13-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	33.240	29.241	32.712	30.340	22.831	19.809	19.971
Value at End of Year	—	—	—	—	33.240	29.241	32.712	30.340	22.831	19.809
Venture III No. of Units	—	—	—	—	124,440	144,446	165,512	202,460	222,585	262,213
NY Venture III No. of Units	—	—	—	—	25,801	29,162	29,066	30,753	30,691	24,404

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	32.589	28.683	32.103	29.791	22.428	19.470	19.639
Value at End of Year	—	—	—	—	32.589	28.683	32.103	29.791	22.428	19.470
Venture III No. of Units	—	—	—	—	23,963	26,962	34,402	40,279	45,641	67,214
NY Venture III No. of Units	—	—	—	—	8,471	8,983	7,899	9,275	12,732	26,528

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	31.881	28.101	31.500	29.275	22.073	19.190	19.386
Value at End of Year	—	—	—	—	31.881	28.101	31.500	29.275	22.073	19.190
Venture III No. of Units	—	—	—	—	72,222	86,086	93,340	109,714	148,710	173,460

Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	31.648	27.910	31.302	29.105	21.956	19.098	19.302
Value at End of Year	—	—	—	—	31.648	27.910	31.302	29.105	21.956	19.098
Venture III No. of Units	—	—	—	—	9,290	14,292	14,649	17,957	15,152	16,163

Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	39.322	34.730	39.008	36.325	27.444	23.907	24.199
Value at End of Year	—	—	—	—	39.322	34.730	39.008	36.325	27.444	23.907
Venture III No. of Units	—	—	—	—	13,061	13,393	13,202	14,489	15,478	16,716

To obtain a free copy of the Venture III® Variable Annuity Statement of Additional Information dated April 26, 2021, please contact our Annuities Service Center.

Wealthmark ML3 Variable Annuity Prospectus
Previously Issued Contracts

April 26, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

Wealthmark ML3 Variable Annuity Prospectus
Previously Issued Contracts

April 26, 2021
This Prospectus describes interests in WEALTHMARK ML3 flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract and our administrative rules. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark ML3 Variable Annuity Contract for the name of your issuing Company.
Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.
JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust
Active Bond Trust
American Asset Allocation Trust
American Global Growth Trust
American Growth Trust
American Growth-Income Trust
American International Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Bond Trust
Disciplined Value International Trust
Emerging Markets Value Trust
Equity Income Trust
Financial Industries Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Global Equity Trust1
JOHN HANCOCK VARIABLE INSURANCE TRUST
Health Sciences Trust
High Yield Trust
International Equity Index Trust
International Small Company Trust
Investment Quality Bond Trust
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio2
Lifestyle Moderate Portfolio
Managed Volatility Balanced Portfolio
Managed Volatility Conservative Portfolio
Managed Volatility Growth Portfolio3
Managed Volatility Moderate Portfolio
Mid Cap Index Trust
Mid Cap Stock Trust
JOHN HANCOCK VARIABLE INSURANCE TRUST
Mid Value Trust
Money Market Trust4
Opportunistic Fixed Income Trust
Real Estate Securities Trust
Science & Technology Trust
Select Bond Trust
Short Term Government Income Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Stock Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Income Opportunities Trust
Total Bond Market Trust
Total Stock Market Index Trust
Ultra Short Term Bond Trust
DEUTSCHE DWS INVESTMENTS VIT FUNDS
DWS Equity 500 Index VIP4
[1]	Formerly Global Trust.
[2]	Successor to Lifestyle Aggressive Portfolio.
[3]	Successor to Managed Volatility Aggressive Portfolio.
[4]	Subject to restrictions (see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”).
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities	410 University Avenue – Suite 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55445 Boston, MA 02205-5445 www.johnhancock.com/annuities	410 University Avenue– Suite 55445 Westwood, MA 02090 1-800-344-1029
0421:ML3-1	Wealthmark ML3

ii
Page No.
Appendix D: Optional Guaranteed Minimum Income Benefits	D-1
Appendix U: Tables of Accumulation Unit Values	U-1
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I.  Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
1940 Act: The Investment Company Act of 1940, as amended.
Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.
Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider turns age 95.
Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”
Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the first page of this Prospectus.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.
Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.
Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Code: The Internal Revenue Code of 1986, as amended.
Company: John Hancock USA or John Hancock New York, as applicable.
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Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.
Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.
Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.
Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.
Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Financial Account Plan: A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.
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Investment Options: The investment choices available to Contract Owners.
John Hancock New York: John Hancock Life Insurance Company of New York.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.
Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
Nonqualified Contract: A Contract which is not issued under a Qualified Plan.
Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.
Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contracts.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract.
Qualified Contract: A Contract issued under a Qualified Plan.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).
Rider: An optional benefit that you may have elected for an additional charge.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.
Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on
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Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.
Step-Up Date: The date on which we determine whether a Step-Up could occur.
Subaccount: A separate division of the applicable Separate Account.
Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.
Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.
Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.
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II.  Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.
What kind of Contract is described in this Prospectus?
Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.
We no longer offer the Contracts described in this Prospectus for sale; however, you may make Additional Purchase Payments as permitted under your Contract.
Who issued my Contract?
Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.
What are some benefits of the Contract?
The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.
We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.” In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.
The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
How does the Contract work?
Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract, for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.
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Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?
That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.
Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).
Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.
Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).
What charges do I pay under the Contract?
Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.
If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.
What are my investment choices?
Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.
Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.
In selecting Variable Investment Options under a Contract, you should consider:
•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).
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Restrictions on the DWS Equity 500 Index VIP Investment Option. You are not permitted to make new investments in the DWS Equity 500 Index VIP Investment Option. Transfers of amounts from other Investment Options into this Investment Option also are not permitted. If you currently have Contract Value in the DWS Equity 500 Index VIP Investment Option, you may continue to keep that Contract Value in that Investment Option, but any transfer or withdrawal from it cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).
Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.
How can I change my investment choices?
Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.
Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract - Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described “Transfers During the Pay-out Period.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and Deutsche DWS Investments VIT Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.
What types of optional benefit Riders may have been available to me under the Contract?
This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional
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charge shown in the Fee Tables. Please review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.
We describe the following optional benefit Riders in the Appendices to this Prospectus:
Appendix B: Optional Enhanced Death Benefits
•	Annual Step-Up Death Benefit.
•	Enhanced Earnings Death Benefit – not offered in New York or Washington;
•	Accelerated Beneficiary Protection Death Benefit – not offered in New York or Washington.
Appendix C: Optional Guaranteed Minimum Withdrawal Benefits
•	Income Plus For Life® 12.08;
•	Income Plus For Life – Joint Life® 12.08;
•	Income Plus For Life® (Quarterly Step-Up Review);
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
•	Income Plus For Life® (Annual Step-Up Review);
•	Income Plus For Life – Joint Life® (Annual Step-Up Review);
•	Principal Plus (formerly known as “Guaranteed Principal Plus”);
•	Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”);
•	Principal Plus for Life Plus Automatic Annual Step-Up; and
•	Principal Returns.
We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders issued with the Contracts, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life® 12.08.
If you elected to purchase any one of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.
Appendix D: Optional Guaranteed Minimum Income Benefits
•	Guaranteed Retirement Income Benefits* – offered by John Hancock USA;
•	Guaranteed Retirement Income Benefits* – offered by John Hancock New York.
*May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
•	withdrawals (including surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
•	the type of the distribution;
•	when the distribution is made;
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•	the nature of any Qualified Plan for which the Contract is being used; and
•	the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes in the 2019 SECURE Act now limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional.
We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
Do I receive Transaction Confirmations?
We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
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III.  Fee Tables
The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark ML3 Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).
The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.
Contract Owner Transaction Expenses1
Withdrawal Charge (as percentage of Purchase Payments)[2]
First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0
[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions - Premium Taxes”), may also apply to your Contract.
[2]	The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.
Periodic Fees and Expenses Other than Portfolio Expenses
	John Hancock USA	John Hancock NY
Annual Contract Fee	$0	$0
Annual Separate Account Expenses[1] (as a percentage of Contract Value in the Variable Investment Options)
Mortality and expense risks fee[2]	1.25%	1.25%
Distribution fee	0.25%	0.25%
Administration fee- asset based	0.15%	0.15%
Total Annual Separate Account Expenses (With No Optional Benefits Reflected)	1.65%	1.65%
Optional Benefits
Fees Deducted from Separate Account
Optional Annual Step-Up Death Benefit Fee[3]	0.20%	0.20%
Optional Enhanced Earnings Death Benefit Fee	0.20%	not offered
Total Annual Separate Account Expenses[4] (With Annual Step-Up Death Benefit and Enhanced Earnings Death Benefit fee reflected, as applicable)	2.05%	1.85%
Other Fees deducted from Contract Value
Optional Guaranteed Minimum Income Benefit Rider Fee[5]
Guaranteed Retirement Income Benefit II	0.45%	0.45%
Guaranteed Retirement Income Benefit III	0.50%	not offered
Optional Accelerated Beneficiary Protection Death Benefit6 (as a percentage of Accelerated Beneficiary Protection Death Benefit)	0.50%	not offered

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® (Annual Step-Up Review)[7]	Income Plus For Life – Joint Life® (Annual Step-Up Review) (not available in New York)[7]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life® 12.08 (issued outside New York)[7]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® 12.08 (issued inNew York)[7]	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[7]	Income Plus For Life – Joint Life® 12.08 (issued in New York)[7]	Principal Plus for Life Plus Automatic Annual Step- Up8	Principal Plus for Life[9]	Principal Plus[9]	Principal Returns[10]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.80%	0.85%	0.80%	0.70%	0.40%	0.30%	0.50%
[1]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of a Contract Owner.
[3]	The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.
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[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.
[5]	Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix D for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.
[6]	Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III.
[7]	The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
[8]	The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
[9]	The current charge is 0.40% for the Principal Plus for Life Rider and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Balance. The charge is deducted on an annual basis from the Contract Value.
[10]	The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.
The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2020)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.25%	1.33%
Examples
We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark ML3 Contracts with optional benefit Riders and Example 3 pertains to Wealthmark ML3 Contracts without optional benefit Riders.
Example 1. Maximum Portfolio operating expenses – Wealthmark ML3 Contract with optional Riders
Wealthmark ML3 Contract with optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Income Plus For Life® optional benefit Riders and, for John Hancock New York Contracts, the Annual Step-Up Death Benefit and Income Plus For Life® Riders. The Income Plus For Life® Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus For Life®. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Income Plus For Life®
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,018	$1,802	$2,434	$5,068
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$469	$1,434	$2,434	$5,068

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John Hancock New York Annual Step-Up Death Benefit and Income Plus For Life®
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	999	$1,746	$2,341	$4,901
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$449	$1,376	$2,341	$4,901
Example 2. Maximum Portfolio operating expenses – Wealthmark ML3 Contract with optional benefit Riders
Wealthmark ML3 Contract with optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life optional Riders. For John Hancock New York, this example assumes that you invest in a Contract with the Annual Step-Up Death Benefit and Principal Plus for Life Riders. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$968	$1,648	$2,158	$4,461
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$419	$1,276	$2,158	$4,461

John Hancock New York Annual Step-Up Death Benefit and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$950	$1,593	$2,064	$4,288
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$399	$1,218	$2,064	$4,288
Example 3. Maximum Portfolio operating expenses – Wealthmark ML3 Contract with previously offered optional benefit Riders:
Wealthmark ML3 Contract with previously offered optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit rider. For John Hancock New York, this example assumes you invest in a Contract with the Annual Step-Up Death Benefit and Guaranteed Retirement Income Benefit II Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Guaranteed Retirement Income Benefit III
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$942	$1,571	$2,026	$4,211
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$393	$1,197	$2,026	$4,211

John Hancock New York Annual Step-Up Death Benefit and Guaranteed Retirement Income Benefit II
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$905	$1,461	$1,840	$3,876
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$354	$1,082	$1,840	$3,876
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Example 4. Minimum Portfolio operating expenses – Wealthmark ML3 Contract with no optional Riders:
Wealthmark ML3 Contract with no optional benefit Riders. The third example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA and John Hancock New York No Optional Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$730	$1,029	$1,311	$1,980
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$171	$529	$911	$1,980
We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.
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IV.  General Information about Us,
the Separate Accounts and the Portfolios
The Companies
Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue – Suite 55444, Westwood, MA 02090; and its email address is www.johnhancock.com/annuities.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; its overnight mail address is 410 University Avenue – Suite 55445, Westwood, MA 02090; and its email address is www.johnhancock.com/annuities.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.
For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising
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under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.
We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.
We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
•	the John Hancock Variable Insurance Trust; or
•	the Deutsche DWS Investments VIT Funds.
The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Accounts.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range
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of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities (either directly or through investment in underlying portfolios or derivatives) or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities normally will not exceed 100%.
Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Trust Advisers, LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of
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future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
Portfolio Expenses
Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.
The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.
Funds of Funds and Master-Feeder Funds
Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.
Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income and American International Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding “master fund” which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.
Portfolio Investment Objectives
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
500 Index Trust Series NAV	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust[1] Series II	Manulife Investment Management (US) LLC	Seeks income and capital appreciation.
American Asset Allocation Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
Blue Chip Growth Trust Series II	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation Trust Series II	Jennison Associates LLC	Seeks long-term growth of capital.
Capital Appreciation Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
Core Bond Trust Series II	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Disciplined Value International Series II	Boston Partners Global Investors, Inc.	Seeks long-term growth of capital.
Emerging Markets Value Trust Series II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Equity Income Trust Series II	T. Rowe Price Associates, Inc.	Seeks substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series II	Manulife Investment Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital.
Fundamental Large Cap Value Trust Series II	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
Global Equity Trust (formerly Global Trust) Series II	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
Health Sciences Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series II	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
International Equity Index Trust Series NAV	SSgA Funds Management, Inc.	Seeks to track the performance of a broad- based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company Trust Series II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Investment Quality Bond Trust Series II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (successor to Lifestyle Aggressive Portfolio) Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced Portfolio Series II	Manulife Investment Management (US) LLC	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio Series II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (successor to Managed Volatility Aggressive Portfolio) Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio Series II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Mid Cap Index Trust Series II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series II	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series II	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series NAV	Manulife Investment Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Opportunistic Fixed Income Trust Series II	Wellington Management Company, LLP	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Real Estate Securities Trust Series II	Wellington Management Company, LLP	Seeks to achieve a combination of long-term capital appreciation and current income.
Science & Technology Trust Series II	T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[3]	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.
Select Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks income and capital appreciation.
Short Term Government Income Trust Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index Trust Series II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Opportunities Trust Series II	Dimensional Fund Advisors LP & Invesco Advisers, Inc.[4]	Seeks long-term capital appreciation.
Small Cap Stock Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Value Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Company Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.
Strategic Income Opportunities Trust Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income.
Total Bond Market Trust Series II	Manulife Investment Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Total Stock Market Index Trust Series II	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
DEUTSCHE DWS INVESTMENTS VIT FUNDS
DWS Equity 500 Index VIP Series B2	DWS Investment Management Americas Inc.[5]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500® Index”)[6], which emphasizes stocks of large U.S. companies.
[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and Manulife Investment Management (US) LLC a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
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[3]	The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.
[4]	The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[5]	DWS Equity 500 Index VIP is subadvised by Northern Trust Investments, Inc. (“NTI”).
[6]	“Standard & Poor’s” and “S&P 500” are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global. None of the Index Trusts are sponsored, endorsed, sold or promoted by any of these companies, and none of these companies or any of their respective affiliates make any representation regarding the advisability of investing in the Trust.
Voting Interest
We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.
We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.
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V.  Description of the Contract
Eligible Plans
Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.
Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:
•	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
•	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.
Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.
Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.
Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional benefit Riders, if any, were available).
We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.
Accumulation Period Provisions
Purchase Payments
Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
•	( Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.
Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.
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Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
•	( Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.
Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.
Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.
We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.
There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”
Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your GMWB Rider is not in the Settlement Phase.
For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Whether you can make regular contributions to the contract will generally depend on whether you have the necessary earned income for the year. Other restrictions may apply depending on your plan. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. Please consult with a qualified tax professional for additional information.
Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:
•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
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•	the Contract Value at the end of such two-year period is less than $2,000.
In addition, if your account value becomes less than the annual administration and/or rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.
As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, Rider fee and Unpaid Loan. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable). The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).
Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).***
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.
Restrictions on the DWS Equity 500 Index VIP Investment Option. You are not permitted to make new investments in the DWS Equity 500 Index VIP Investment Option. Transfers of amounts from other Investment Options into this Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the DWS Equity 500 Index VIP Investment Option, you may continue to keep that Contract Value in that Investment Option, but any transfer or withdrawal from it cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into the DWS Equity 500 Index VIP Investment Option, then the program will continue to make those transfers (see “Special Transfer Services − Asset Rebalancing Program” in this section, below).
Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:
•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.
Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.
We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.
We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.
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Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.
Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.
We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:
(a)  is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)  is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)  is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.
Transfers You May Make Among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions.” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.
Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
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Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.
To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and Deutsche DWS Investments VIT Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to take other actions to restrict trading, including, but not limited to:
•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
Maximum Number of Investment Options
There is no limit on the number of Investment Options to which you may allocate Purchase Payments.
Telephone and Electronic Transactions
We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
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To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
•	any loss or theft of your password; or
•	any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.
All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Special Transfer Services – Dollar Cost Averaging Program
We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.
The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on a separate authorization form and obtain full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.
Please consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.
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Special Transfer Services – Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.
For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:
•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).
Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.
Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of withdrawals from section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account. When making a partial withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.
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When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.
Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey)*
We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:
•	you have no signed application on file with us; or
•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal or surrender request; or
•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Special Withdrawal Services – The Income Plan
We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.
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Special Withdrawal Services - The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.
Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Principal Plus (formerly known as “Guaranteed Principal Plus”) and Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, Appendix C includes a general description of the Income Plus For Life® Series, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.
Death Benefit During Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.
Amount of Death Benefit. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:
•	the Contract Value; or
•	the Minimum Death Benefit.
If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract. If the oldest Owner was less than 81 years old on the Contract Date, the Minimum Death Benefit will be determined as follows:
•	During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.
•	During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where:
(i)  is the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals; and
(ii)  is the greatest Anniversary Value prior to the oldest Owner's turning age 81.
•	The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with withdrawals, since that Contract Anniversary.
If the oldest Owner is age 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.
The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
(i)  is equal to the death benefit prior to the withdrawal; and
(ii)  is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
•	a certified copy of a death certificate; or
•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
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•	any other proof satisfactory to us.
If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.
We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following:
•	The Beneficiary becomes the Owner.
•	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
•	We waive withdrawal charges for all future distributions.
•	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
•	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary
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(see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
•	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.
We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.
A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.
Optional Enhanced Death Benefits
Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased. For Contracts issued in connection with a Qualified Plan, including an IRA, the Internal Revenue Code may now limit the availability of certain “Optional Enhanced Death Benefits” for certain classes of Beneficiaries.
Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.
Enhanced Earnings Death Benefit. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.
Accelerated Beneficiary Protection Death Benefit. (Not available in New York or Washington). John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.
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Pay-out Period Provisions
General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:
•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.
Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).
Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.
A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.
When John Hancock USA issued a Contract outside New York, the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.
Please review your Contract carefully to determine the Maturity Date applicable to your Contract.
You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.
For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:
•	a Nonqualified Contract, or
•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.
Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a
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part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.
We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. The Internal Revenue Code or the United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.
Once annuity payments commence:
•	you are no longer permitted to make any withdrawals under the Contract;
•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
•	we may not change the Annuity Option or the form of settlement; and
•	your Guaranteed Minimum Death Benefit terminates.
Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options.
Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.
Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.
Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.
Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.
Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.
GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® or an Income Plus For Life – Joint Life® Series Riders. For the
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Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.
GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.
GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.
We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non- Refund Life Annuity.
GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:
•	you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.
This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)
We determine the annual amount of Fixed Annuity payments under this option as the greater of:
•	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or
•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.
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Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.
We determine the amount of each Fixed Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.
Annuity Units and the Determination of Subsequent Variable Annuity Payments
We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).
We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.
Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity benefit payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.
Transfers During the Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity
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Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Death Benefit During the Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.
Optional Guaranteed Minimum Income Benefits
Please see Appendix D: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.
Other Contract Provisions
Ownership
Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.
You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.
Before requesting a change of ownership or making an assignment of your Contract, please consider the following:
•	A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
•	In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)
•	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
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•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
•	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.
We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.
Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.
On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.
If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.
Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries and the Code may limit the payout options available for certain classes of Beneficiaries.
Modification
We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.
Misstatement and Proof of Age, Sex or Survival
We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would
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have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.
Fixed Investment Options
Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.
Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract.
Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.
Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program (when available). Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.
You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.
Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.
Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.
We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).
If you do not specify the Investment Options from which a withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.
Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”
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Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.
Charges. No asset based charges are deducted from Fixed Investment Options.
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VI.  Charges and Deductions
We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” and/or Appendix D: “Optional Guaranteed Minimum Income Benefits.”
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).
Withdrawal Charges
If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years.
Amounts to Which Withdrawal Charges Do Not Apply. There is never a withdrawal charge with respect to: earnings accumulated in the Contract; certain other amounts available for withdrawal, described below; or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below. Withdrawals from the Fixed Investment Option may be subject to a market value charge.
Amounts to Which Withdrawal Charges Do Apply. Each withdrawal from the Contract is allocated first to the amount available without withdrawal charges and second to “unliquidated Purchase Payments.” In any Contract Year, the amount available without withdrawal charges for that year is the greater of:
•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); or
•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).
The amount withdrawn without withdrawal charges will be applied to a requested withdrawal, first, to withdrawals from variable account Investment Options and then to withdrawals from fixed account Investment Options beginning with those with the shortest guarantee period first and the longest guarantee period last.
Withdrawals in excess of the amount available without withdrawal charges may be subject to withdrawal charges. A withdrawal charge will be assessed against Purchase Payments liquidated that have been in the Contract for less than three years. Purchase Payments will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the amount available without withdrawal charges in the order such Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.
Upon a full surrender of a John Hancock USA Contract, the excess of all unliquidated Purchase Payments over the free Withdrawal Amount will be liquidated for purposes of calculating the withdrawal charge.
Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.
Withdrawal Charge
(as % of Purchase Payments)
First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%
The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
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The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.
There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.
Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts.
To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.
For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”
There are or may be situations described elsewhere in the Prospectus (e.g., “Reduction or Elimination of Charges and Deductions”), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.
Administration Fee
We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.
Distribution Fee
A daily fee at an annual effective rate of 0.25% of the value of each Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract - Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.
To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for
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Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.
Reduction or Elimination of Charges and Deductions
(Not available in New York)
We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:
•	We considered the size and type of group to which sales are made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.
•	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.
•	We considered the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.
•	We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.
•	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
•	There may have been other circumstances that resulted in reduced expenses.
If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.
In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.
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Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.
In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under the applicable state law.
	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME [2]	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD [2]	0.00%	1.25% [3]
TX [4]	0.04%	0.04%
WV [5]	1.00%	1.00%
WY	0.00%	1.00%
[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”
[5]	For tax years beginning January 1, 2021 or later, the state no longer charges a premium tax on annuity contracts.
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VII.  Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
Special Considerations for Optional Benefits
At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.
If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):
•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
•	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” using the Contract Value. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
•	Any annuity payments that you receive under an Annuity Option will be taxed in the manner described in “Taxation of Annuity Payments” below.
If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):
•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
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•	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.
Please consult with your own qualified tax professional for information on any optional benefit Rider.
General Information Regarding Nonqualified Contracts
(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)
Tax Deferral During Accumulation Period
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.
However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.
In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.
The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.
Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.
For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult your own qualified tax professional if you own or intend to purchase more than one annuity contract.
The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.
Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.
In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either
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contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.
EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.
Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.
Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.
Taxation of Annuity Payments
When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.
In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income-tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.
Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”
Section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be
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reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.
Surrenders, Withdrawals, Transfers and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.
When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.
For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.
When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner's investment in the Contract is increased by the amount included in the transferor's gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person, are not married to each other and ownership of the Contract transfers to the Annuitant upon annuitization. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.
Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.
Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.
After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:
•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
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•	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.
Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	attributable to the Contract Owner becoming disabled (as defined in the tax law);
•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
•	made with respect to certain annuities issued in connection with structured settlement agreements.
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.
In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that Contract Owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
Medicare Tax on Unearned Income
A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be
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defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).
Please consult a qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.
Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.
Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.
General Information Regarding Qualified Contracts
(Contracts Purchased to Fund an IRA or Other Qualified Plan)
Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.
When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.
Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.
Additional Purchase Payments to Qualified Contracts
You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):
•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.
*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional
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Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.
Distribution Requirements
The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.
Traditional IRAs
Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.
The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.
Under our administrative rules beginning February 2009, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.
Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements,
Distributions from a Traditional IRA
In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
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A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
Required Minimum Distributions from a Traditional IRA
Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 was waived.
Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
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If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½ or 72. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. (Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 was waived.) Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.
If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our administrative rules beginning February 2009, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
•	made after the Owner turns age 59½;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
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Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.
You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.
If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.
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Other Qualified Plans
You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:
Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.
In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.
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Collecting and Using Information
Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.
Contributions to Other Qualified Plans
You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.
Distributions from Other Qualified Plans
If permitted under your plan, you may take a withdrawal in the form of a distribution:
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
•	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.
*	Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.
In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.
You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.
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In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.
Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.
Required Minimum Distributions from Other Qualified Plans
Note: Under the federal CARES Act, the obligation to take any required minimum distribution was waived for 2020.
Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of two dates as described below.
For a Qualified Plan participant born before July 1, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70½, or
•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after June 30, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 72, or
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
Penalty Tax on Premature Distributions from Other Qualified Plans
A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and “designated beneficiary” (as defined in the tax law).*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Contract Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult with your own qualified tax professional.
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Withholding on Eligible Rollover Distributions
Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.
If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract.
We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract to another Qualified Plan and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.
Designated Roth Accounts within Other Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.
Rollover to a Roth IRA
Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.
You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.
A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.
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If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.
Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).
We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.
Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.
We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.
In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.
Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Loans under section 403(b) of the Code
You may be eligible for a loan of some or all of your Contract Value if:
•	We issued your Contract prior to November 12, 2007;
•	Your Contract does not contain a GMWB Rider;
•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;
•	The retirement plan is not subject to Title 1 of ERISA; and
•	Your retirement plan permits you to request the loan.
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Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.
Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.
Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.
We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.
If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.
Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult with your own qualified tax professional.
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VIII.  General Matters
Asset Allocation Services
We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors may also have offered the Contracts directly to potential purchasers.
JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.
The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).
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Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.
In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.
These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2020, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.
Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.
For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.
Contracts Sold Directly Without Payment of Any Sales Compensation
(John Hancock USA Contracts only; not available in NY)
The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:
•	officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and
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•	employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.
Transaction Confirmations
We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
Reinsurance Arrangements
From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.
Statements of Additional Information
Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.
John Hancock Life Insurance Company (U.S.A.) Separate Account H
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
John Hancock Life Insurance Company of New York Separate Account A
Statement of Additional Information

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General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
Financial Statements
The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2020 and 2019, and its Separate Account financial statements for the year ended December 31, 2020 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2020, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.
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Appendix A: Examples of Calculation of Withdrawal Charge
Example 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, there are no withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.
Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
1	$55,000	$ 5,000[1]	$50,000	6%	$3,000
2	$50,500	$ 5,000[2]	$45,500	5%	$2,275
3	$35,000	$ 5,000[3]	$45,000	4%	$1,200
4	$70,000	$20,000 [4]	$50,000	0%	$ 0
[1]	In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).
[2]	In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
[3]	In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
[4]	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.
Example 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, the Payment Enhancement is not elected, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000. The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.
Hypothetical Contract Value	Withdrawal Requested	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
$65,000	$2,000	$15,000 [1]	$ 0	5%	$ 0
$49,000	$5,000	$ 3,000[2]	$2,000	5%	$100
$52,000	$7,000	$ 4,000[3]	$3,000	5%	$150
$44,000	$8,000	$ 0[4]	$8,000	5%	$400
[1]	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
[2]	The Contract has negative accumulate earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
[3]	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
[4]	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
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Appendix B: Optional Enhanced Death Benefits
This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.
You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.
The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.
1.   Annual Step-Up Death Benefit
2.  Enhanced Earnings Death Benefit – Not offered in New York or Washington
3.  Accelerated Beneficiary Protection Death Benefit – Not offered in New York or Washington.
Annual Step-Up Death Benefit
If you elected the optional Annual Step-Up Death Benefit, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. If you purchased the Annual Step-Up Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.
Under this benefit, if the Owner dies before the Contract’s Maturity Date, we will pay an “Annual Step-Up Benefit” to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)
The Annual Step-Up Death Benefit is the greatest “Anniversary Value” after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, minus amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.
We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.
If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner subject to our issue age rules. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, we treat the death benefit paid upon the first Owner’s death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death in the determination of the Annual Step-Up Death Benefit for the surviving Spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner’s death.
Termination of the Annual Step-Up Death Benefit. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.
The continuation of the optional Annual Step-Up Death Benefit to an existing Contract for a surviving Spouse may not always be in your interest since an additional fee is imposed for this benefit.
Qualified Plans
If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor. Federal tax law may limit the period over which the death benefit can be paid when the Beneficiary is not your surviving spouse.
Enhanced Earnings Death Benefit
(Not available in New York and Washington)
If you elected the optional Enhanced Earnings Death Benefit, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.
Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.
The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a Contract in the case of Qualified Contracts.
If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.
We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Enhanced Earnings Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.
If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects to continue the Contract, the Enhanced Earnings Death Benefit will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Enhanced Earnings Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.
For purposes of calculating the Enhanced Earnings Death Benefit payable on the death of the surviving Spouse, the Enhanced Earnings Death Benefit will be equal to zero on the date of the first Contract Owner’s death and the Enhanced Earnings Death Benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Enhanced Earnings Death Benefit.
Termination of the Enhanced Earnings Death Benefit. The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.
The election of the Enhanced Earnings Death Benefit on a Contract may not always be in your interest since an additional fee is imposed for this benefit.
Accelerated Beneficiary Protection Death Benefit
(Not available in New York or Washington)
If you elected the optional Accelerated Beneficiary Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit). The Accelerated Beneficiary Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Accelerated Beneficiary Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract’s date of maturity, the Accelerated Beneficiary Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Accelerated Beneficiary Protection Death Benefit is equal to an “Enhanced Earnings Death Benefit” factor plus the greatest of:
•	the Contract Value;
•	the Return of Purchase Payments Death Benefit Factor;
•	the Annual Step-Up Death Benefit Factor; or
•	the Graded Death Benefit Factor.
We deduct any debt under your Contract from the amount described above.
Enhanced Earnings Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings are equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.
Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:
•	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.
•	“Earnings” is equal to $175,000 minus $150,000, or $25,000.
•	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.
Note that for purposes of the Accelerated Beneficiary Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).
Return of Purchase Payments Death Benefit Factor. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals.
Annual Step-Up Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner’s turning age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary.
Graded Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:
(1)  is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:
Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%
[1]	If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

(2)  is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.
The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.
The Accelerated Beneficiary Protection Death Benefit Factors are separate and distinct from similarly named terms, such as “Annual Step-Up Death Benefit” that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.
Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.
The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.
Determination and Distribution of the Accelerated Beneficiary Protection Death Benefit. We determine the death benefit paid under the Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.
If the Beneficiary is the deceased Owner’s Spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.
For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving Spouse:
•	The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner’s death (“first Accelerated Beneficiary Protection Death Benefit”) is not treated as a Purchase Payment to the Contract.
•	In determining the Enhanced Earnings Death Benefit Factor, on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.
•	In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.
Investment Options. We reserve the right to restrict Investment Options at any time. We will notify you in writing at least 30 days prior to restricting an Investment Option. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Option after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.
At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

Termination of Accelerated Beneficiary Protection Death Benefit Rider. The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:
•	the date the Contract terminates;
•	the Maturity Date; or
•	the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.
Determination of Accelerated Beneficiary Protection Death Benefit Fee. Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits
This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:
Income Plus For Life® Series Riders:
•	Income Plus For Life® 12.08 Series:
•	Income Plus For Life® 12.08
•	Income Plus For Life – Joint Life® 12.08
•	Income Plus For Life® (Quarterly Step-Up Review) Series
•	Income Plus For Life® (Quarterly Step-Up Review)
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
•	Income Plus For Life® (Annual Step-Up Review) Series*
•	Income Plus For Life® (Annual Step-Up Review)
•	Income Plus For Life – Joint Life® (Annual Step-Up Review)
*	The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life®.”
Principal Plus for Life Series Riders:
•	Principal Plus for Life
•	Principal Plus for Life Plus Automatic Annual Step-Up
Principal Plus Rider
Principal Returns Rider
These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.
We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.
General Information about Guaranteed Minimum Withdrawal Benefit Riders
This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.
Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:
Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.
Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.
The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.
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Covered Person(s)
Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.
Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.
EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.
The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.
Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.
For Riders issued with Nonqualified Contracts:
•	both Spouses must be named as co-Owners of the Contract; or
•	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.
For Riders issued with Qualified Contracts:
•	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
•	the Owner’s Spouse must be the designated Beneficiary.
A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.
Availability of Guaranteed Minimum Withdrawal Benefit Riders
You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.
Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:
•	on the date we determine the death benefit;
•	after the Annuity Commencement Date at the time an Annuity Option begins; or
•	at full surrender of the Contract; or
•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.
We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.
Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased
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by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.
Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.
Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.
Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.
Restrictions on Additional Purchase Payments
If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.
Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
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•	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.
Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
•	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
•	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.
For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment Restrictions to Qualified Contracts.
Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:
•	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).
•	Other limitations on Additional Purchase Payments may vary by state.
You should consult with a qualified tax professional regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.
Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your Rider is not in the Settlement Phase.
Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:
•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
•	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.
For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.
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Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.
Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
(a)  among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)  in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).
Subject to our restrictions on frequent trading:
•	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
•	if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.
You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.
Please consult with your financial representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.
Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
•	Lifestyle Balanced Portfolio
•	Lifestyle Conservative Portfolio
•	Lifestyle Growth Portfolio
•	Lifestyle Moderate Portfolio
•	Managed Volatility Balanced Portfolio
•	Managed Volatility Conservative Portfolio
•	Managed Volatility Growth Portfolio
•	Managed Volatility Moderate Portfolio
•	Total Bond Market Trust
•	Ultra Short Term Bond Trust
You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option in connection with your selected Investment Options.
Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):
•	American Asset Allocation Trust
•	Capital Appreciation Value Trust
•	Money Market Trust
If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market
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Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.
We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.
If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.
None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.
Table of Restricted Model Allocations. The following Model Allocation was available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.
Restricted Model Allocation for a Guaranteed Minimum Withdrawal Benefit Rider:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Fundamental Holdings of America (not available after April 30, 2009)	15% 25% 25% 35%	American International Trust American Growth Trust American Growth-Income Trust Select Bond Trust
Additional Restricted Model Allocations for Principal Plus (formerly known as Guaranteed Principal Plus). If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.
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Restricted Model Allocations. The following eight Model Allocations were available with Principal Plus for Contracts issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.
Restricted Model Allocations for Principal Plus:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Conservative Income Strategy (formerly, “Scudder Conservative Income Strategy”):	64.00% 10.00% 7.00% 6.00% 3.00% 2.00% 2.00% 2.00% 2.00% 1.00% 1.00%	Investment Quality Bond Trust
Active Bond Trust
Fundamental All Cap Core Trust
500 Index Trust
Disciplined Value International Trust
Total Stock Market Index Trust
Real Estate Securities Trust
Small Cap Index Trust
Fundamental Large Cap Value Trust
Global Equity Trust
International Equity Index Trust
Growth Strategy (formerly, “Scudder Growth Strategy”):	23.00% 18.00% 14.00% 14.00% 11.00% 5.00% 5.00% 4.00% 2.00% 2.00% 2.00%	500 Index Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Disciplined Value International Trust
Investment Quality Bond Trust
Total Stock Market Index Trust
Small Cap Index Trust
Real Estate Securities Trust
Global Equity Trust
International Equity Index Trust
Active Bond Trust
Growth & Income Strategy (formerly, “Scudder Growth & Income Strategy”):	32.00% 17.00% 15.00% 9.00% 7.00% 5.00% 4.00% 3.00% 2.00% 2.00% 4.00%	Investment Quality Bond Trust
500 Index Trust
Fundamental All Cap Core Trust
Disciplined Value International Trust
Fundamental Large Cap Value Trust
Active Bond Trust
Total Stock Market Index Trust
Real Estate Securities Trust
Global Equity Trust
International Equity Index Trust
Small Cap Index Trust
Income & Growth Strategy (formerly, “Scudder Income & Growth Strategy”):	46.00% 13.00% 11.00% 7.00% 6.00% 5.00% 3.00% 3.00% 2.00% 2.00% 2.00%	Investment Quality Bond Trust
Fundamental All Cap Core Trust
500 Index Trust
Active Bond Trust
Disciplined Value International Trust
Fundamental Large Cap Value Trust
Total Stock Market Index Trust
Small Cap Index Trust
Global Equity Trust
International Equity Index Trust
Real Estate Securities Trust
Growth Focus:	45.00% 40.00% 15.00%	500 Index Trust Investment Quality Bond Trust Fundamental All Cap Core Trust
Sector Focus:	40.00% 30.00% 15.00% 15.00%	Investment Quality Bond Trust Total Stock Market Index Trust Real Estate Securities Trust Fundamental All Cap Core Trust
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Model Allocation Name	Model Allocation Percentage	Portfolio Name
US All-Capitalization:	40.00% 15.00% 15.00% 15.00% 15.00%	Investment Quality Bond Trust 500 Index Trust Small Cap Index Trust Fundamental All Cap Core Trust Mid Cap Index Trust
Value Focus:	40.00% 30.00% 30.00%	Investment Quality Bond Trust Fundamental All Cap Core Trust Fundamental Large Cap Value Trust

If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.
A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.
Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.
Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.
Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.
Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.
We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.
Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.
Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.
Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.
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Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.
If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.
Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.
Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre- authorize periodic withdrawals to receive amounts guaranteed under the Rider.
The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.
Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
•	you select option A, B or C above; and
•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.
Income Made Easy withdrawals, like other withdrawals:
•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59½, a 10% penalty tax under the Code;
•	reduce the death benefit and other optional benefits;
•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
•	may reduce your ability to obtain Step-Ups.
If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or,
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if applicable, the joint life expectancy of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:
(a)  Pre-59½ Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
(b)  Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
(c)  Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters - Required Minimum Distributions.”
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.
If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.
The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.
If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).
Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.
We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59½ Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with a qualified tax professional.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.
During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
Additional Annuity Options
In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”
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Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).
When you take withdrawals:
•	you have the flexibility to start and stop withdrawals;
•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
•	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and
•	you reduce the Contract Value available for annuitization.
When you annuitize:
•	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
•	you no longer have access to the Contract Value; and
•	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.
Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59½. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders.
Features of Income Plus For Life® 12.08 Series Riders
Covered Person(s)
The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).
IPFL 12.08 Series Rider Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
•	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
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•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).
The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.
Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:
•	(for Income Plus For Life® 12.08) you were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58½ (age 61 in NY).
•	(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58½ (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
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Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® 12.08 – 5%
•	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York)
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.
EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59½. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).
Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:
•	Annual Credit Rate
•	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
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•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.
•	For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider.
Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.
Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).
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•	At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).
Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)
If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08  Rider based on the value of its other features.
At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount.
The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.
“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.
We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.
The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.
We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.
Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of
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the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® 12.08 Series Riders, an Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
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•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58½, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.
Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).
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We do not reduce the Benefit Base and/or the Lifetime Income Amount:
•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.
The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:
•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.
The settlement amount we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
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•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Impact of Death Benefits
Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® 12.08:
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.
2.	The Covered Person	-	ends without any further benefit.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non- Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to
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equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders
Income Plus For Life® (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.
Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:
•	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or
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•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.
Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.
Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.
Form of Guaranteed Amounts
The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).
IPFL (Quarterly Step-Up Review) Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.
EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).
We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
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Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:
•	(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58½ (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58½ (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® (Quarterly Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York)
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life (Quarterly Step-Up Review) Rider.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
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•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).
Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:
•	Annual Credit Rate –
•	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.
•	For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
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Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.
Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:
•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.
We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million
Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the “Target Amount”(see below).
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.
The Target Amount is the greater of:
•	200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
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•	the highest Target Value.
In no event, however, will we set a Target Amount in excess of $5 million.
Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.
We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.
We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.
EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:
•	(200% × $100,000) + (100% × $25,000) = $225,000; or
•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.
Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
•	the Contract Value on that date; and
•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.
If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
•	the Contract Value on the Contract Anniversary; or
•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income
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Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.
Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”
If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.
EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.
Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.
Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step- Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the
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initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58½ at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.
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Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).
The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.
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Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.
The settlement amount we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Impact of Death Benefits
Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.
2.	The Covered Person	-	ends without any further benefit.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
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Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We
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may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
Features of Income Plus For Life® (Annual Step-Up Review) Series Riders
Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”
Form of Guaranteed Amounts
Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).
IPFL (Annual Step-Up Review) Benefits
Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).
We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.
Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:
•	(for Income Plus For Life® (Annual Step-Up Review)) you were age 59½ or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59½ (age 61 in New York).
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•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59½ or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59½. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® (Annual Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%
Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step- Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.
Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
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Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:
•	Annual Credit Rate:
•	7% for Riders purchased on or after January 17, 2008 and outside of New York;
•	6% for Riders purchased before January 17, 2008 or in New York.
•	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).
Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life®
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(Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount (see below).
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.
The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.
We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.
The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.
Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.
Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).
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In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.
Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.
EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
•	any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.
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EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).
EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).
We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)
Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.
Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:
•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
•	the Contract Value immediately after the Excess Withdrawal.
After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.
Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner
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(or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or
•	you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59½, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.
If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
•	the Excess Withdrawal amount; divided by
•	the Contract Value before the withdrawal.
We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year,
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.
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The settlement payment we pay to you under the Rider varies:
•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.
•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Impact of Death Benefits
Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):
1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
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Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step- Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Termination of Rider
You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	the death or removal of the Covered Person; or
•	termination of the Contract.
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Features of Principal Plus and Principal Plus for Life Series Riders
Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.
In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. Principal Plus does not provide a lifetime income guarantee.
Principal Plus and PPFL Benefits
Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract an Owner, Beneficiary or Annuitant under the Contract.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider (5%); by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58½ or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58½.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59½ or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59½.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).
Benefit Base
The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”
The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
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The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.
The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.
Benefit Rate
The Benefit Rate is:
•	Principal Plus – 5.00%
•	Principal Plus for Life – 5.00%
•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%
Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.
Increases in Guaranteed Amounts
Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.
We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.
Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.
In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
•	in the case of the Lifetime Income Amount, to equal the lesser of:
•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.
We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.
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Credits. The Riders provide the following Credit features:
•	Credit Rate – 5%.
•	initial Credit Period
•	(for Principal Plus) – the first 5 Contract Years.
•	(for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person turns age 80.
•	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.
•	extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
Each time you qualify for a Credit, we increase the Benefit Base:
•	by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise
•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.
Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.
EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
•	At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).
Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). The recalculated Guaranteed Withdrawal Amount
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will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
•	(for Principal Plus and Principal Plus for Life) 0.75%, and
•	(for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.
If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Step-Up Dates. We schedule Step-Up Dates:
•	(for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued before May 1, 2007 and in a limited number of states thereafter) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued on and after May 1, 2007 (may vary by state)) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
•	(for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
•	(for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.
Under Principal Plus for Life Plus Automatic Annual Step-Up, prior to May 1, 2007, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date. On and after May 1, 2007, we continue Step-Up’s until age 95.
EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).
Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.
If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the
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Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.
Withdrawals, Distributions and Settlements
Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.
Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of
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withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.
We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.
Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.
Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.
We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.
Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:
•	the Lifetime Income Amount prior to the withdrawal; or
•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.
Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.
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If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:
•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.
For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.
In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax professional for more information on distribution requirements under the Code.
Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.
We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.
Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.
The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.
Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed
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Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”
This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.
Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
•	You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
•	You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
•	We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.
•	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.
Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.
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Continuation of Principal Plus. If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Beneficiary is:		Then PRINCIPAL PLUS:
1.	The deceased Owner’s Spouse	-	Continues if the Benefit Base is greater than zero.
		-	Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
		-	Continues to impose the Principal Plus fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.
2.	Not the deceased Owner’s Spouse	-	Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
		-	Continues to impose the Principal Plus for Life fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.
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If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
2.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
3.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
4.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
		-	In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	under Principal Plus, the date the Benefit Base depletes to zero; or
•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
•	under Principal Plus, the Maturity Date under the Contract; or
•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
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Features of Principal Returns Rider
Form of Guarantee
The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).
In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.
The Rider does not provide a lifetime income guarantee.
Benefit Base
The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.
The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step- Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
Benefit Rate
The Benefit Rate is 8%.
Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.
Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider.
We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:
•	8% of the Benefit Base immediately after the Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.
We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).
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Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:
•	the amount of your initial Purchase Payments, up to $5 million; or
•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.
Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.
If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.
You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.
Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.
We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).
On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.
Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.
Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.
Withdrawals, Distributions and Settlements
Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.
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Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.
We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.
Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.
Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:
•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.
We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.
If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).
Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.
If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.
Settlement Phase. The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.
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Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.
This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.
Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.
Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
•	Continues if the Benefit Base is greater than zero.
•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
•	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
•	Continues to impose the Rider fee.
•	Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
•	Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.
Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
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•	the date the Benefit Base and the Contract Value both deplete to zero; or
•	the date an Annuity Option under the Contract begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.
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Appendix D: Optional Guaranteed Minimum Income Benefits
This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.
You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.
The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.
John Hancock USA
•	Guaranteed Retirement Income Benefit* II
•	Guaranteed Retirement Income Benefit* III
John Hancock New York
•	Guaranteed Retirement Income Benefit* II
*	May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”
The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.
John Hancock USA
Availability of Guaranteed Retirement Income Benefits
John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.
Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.
Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.
The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base:
The Growth Factor Income Base is equal to (a) less (b), where:
(a)  is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)  is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.
Guaranteed Retirement Income Benefit II Growth Factor. The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Guaranteed Retirement Income Benefit III Growth Factor. The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.
Guaranteed Retirement Income Benefit II Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Guaranteed Retirement Income Benefit III Income Base Reductions. If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.
Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”).
Life Annuity with a 10-Year Period Certain – Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.
Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).
Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).
The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.
Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
Guaranteed Retirement Income Benefit III	0.50%
If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.
Termination of Guaranteed Retirement Income Benefit
A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
•	the termination of the Contract for any reason; or
•	the exercise of the Guaranteed Retirement Income Benefit.
Qualified Plans
The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit. Changes in federal tax laws may also limit a Beneficiary’s ability to receive benefits under the Guaranteed Retirement Income Program.
Hence, you should consider that because (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.
In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.
In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.
John Hancock New York
Availability of Guaranteed Retirement Income Benefit
John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.
Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.
Income Base
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.
The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.
Growth Factor Income Base (Guaranteed Retirement Income Benefit II only). The Growth Factor Income Base is equal to (a) less (b), where:
(a)  is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)  is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.
Growth Factor. The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.
Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.
Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.
Monthly Income Factors. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”):
•	Life Annuity with a 10-Year Period Certain;

•	Joint and Survivor Life Annuity with a 20-Year Period Certain.
The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)
If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.
Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.
Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal
Termination of Guaranteed Retirement Income Benefit
The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
•	the termination of the Contract for any reason; or
•	the exercise of the Guaranteed Retirement Income Benefit.
Qualified Plans
The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit. Changes in federal tax laws may also limit a Beneficiary’s ability to receive benefits under the Guaranteed Retirement Income Program.
You should consider that because (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.
In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.
In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.
Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.

Appendix U: Tables of Accumulation Unit Values
The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.
We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).
The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:
•	Wealthmark ML3 Contracts with no optional benefit Riders;
•	Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
•	Wealthmark ML3 Contracts with the Enhanced Earnings Death Benefit optional benefit Rider; and
•	Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Enhanced Earnings Death Benefit optional benefit Rider.
Please note the Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Income Plus For Life, Income Plus For Life – Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Returns and the Accelerated Beneficiary Protection Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.
U-1

Wealthmark ML3

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Wealthmark ML3 Variable Annuity

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

500 Index Trust (formerly 500 Index Trust B) - NAV Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	27.726	21.491	22.915	19.166	17.453	17.541	15.722	12.106	10.629	10.607
Value at End of Year	32.217	27.726	21.491	22.915	19.166	17.453	17.541	15.722	12.106	10.629
Wealthmark ML3 No. of Units	168,735	196,482	231,450	282,737	326,252	353,879	403,061	524,982	621,788	697,076
NYWealthmark ML3 No. of Units	24,846	25,245	28,182	31,308	35,605	39,597	45,379	62,762	72,528	78,551

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	27.551	21.366	22.793	19.074	17.377	17.474	15.670	12.072	10.604	10.588
Value at End of Year	31.998	27.551	21.366	22.793	19.074	17.377	17.474	15.670	12.072	10.604
Wealthmark ML3 No. of Units	75,132	90,333	93,221	99,629	120,254	165,580	173,798	201,995	266,946	305,022
NYWealthmark ML3 No. of Units	60,488	66,893	75,524	88,086	90,859	98,652	127,384	165,853	192,152	194,020

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	27.032	20.995	22.432	18.799	17.153	17.274	15.514	11.970	10.530	10.530
Value at End of Year	31.348	27.032	20.995	22.432	18.799	17.153	17.274	15.514	11.970	10.530
Wealthmark ML3 No. of Units	170,333	195,760	231,043	263,293	280,680	292,734	303,843	354,396	442,553	477,336

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	26.861	20.873	22.312	18.709	17.079	17.208	15.462	11.936	10.506	10.511
Value at End of Year	31.134	26.861	20.873	22.312	18.709	17.079	17.208	15.462	11.936	10.506
Wealthmark ML3 No. of Units	42,535	57,969	61,560	61,313	63,159	72,504	86,910	100,794	128,094	136,372

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	26.356	20.511	21.958	18.439	16.858	17.011	15.308	11.835	10.432	10.453
Value at End of Year	30.502	26.356	20.511	21.958	18.439	16.858	17.011	15.308	11.835	10.432
Wealthmark ML3 No. of Units	23,256	26,815	28,741	31,346	41,629	42,143	49,444	62,560	72,643	76,642

Active Bond Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	19.778	18.442	18.902	18.366	17.913	18.236	17.393	17.674	16.414	15.787
Value at End of Year	21.120	19.778	18.442	18.902	18.366	17.913	18.236	17.393	17.674	16.414
Wealthmark ML3 No. of Units	83,526	77,215	86,776	101,488	111,215	126,799	146,249	191,226	227,441	252,634
NYWealthmark ML3 No. of Units	5,673	5,769	7,017	8,155	8,642	10,682	11,297	18,957	20,057	20,998

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.633	18.317	18.783	18.259	17.817	18.148	17.317	17.606	16.359	15.742
Value at End of Year	20.955	19.633	18.317	18.783	18.259	17.817	18.148	17.317	17.606	16.359
Wealthmark ML3 No. of Units	25,592	26,567	25,083	31,215	37,148	37,992	41,828	43,527	65,657	81,370
NYWealthmark ML3 No. of Units	13,433	17,100	19,068	21,060	24,595	32,332	33,944	60,624	81,064	82,118

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	19.206	17.945	18.429	17.942	17.534	17.886	17.093	17.405	16.196	15.609
Value at End of Year	20.468	19.206	17.945	18.429	17.942	17.534	17.886	17.093	17.405	16.196
Wealthmark ML3 No. of Units	55,259	98,280	110,916	120,303	130,550	135,155	145,984	181,714	186,792	190,885

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	19.065	17.822	18.313	17.837	17.441	17.800	17.019	17.338	16.142	15.564
Value at End of Year	20.308	19.065	17.822	18.313	17.837	17.441	17.800	17.019	17.338	16.142
Wealthmark ML3 No. of Units	39,025	40,897	41,491	47,292	47,992	48,845	52,928	60,738	59,417	61,178

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	18.650	17.460	17.968	17.528	17.164	17.543	16.799	17.140	15.981	15.432
Value at End of Year	19.836	18.650	17.460	17.968	17.528	17.164	17.543	16.799	17.140	15.981
Wealthmark ML3 No. of Units	10,988	12,678	13,193	16,400	20,930	23,621	26,080	36,498	38,982	43,037

All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	24.431	22.502	22.349	20.757	15.743	13.754	13.962
Value at End of Year	—	—	—	—	24.431	22.502	22.349	20.757	15.743	13.754
Wealthmark ML3 No. of Units	—	—	—	—	22,901	23,208	25,095	22,733	24,658	26,140
NYWealthmark ML3 No. of Units	—	—	—	—	2,678	2,686	2,706	2,724	6,825	7,113

U-2

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	27.171	25.038	24.880	23.120	17.544	15.334	15.575
Value at End of Year	—	—	—	—	27.171	25.038	24.880	23.120	17.544	15.334
Wealthmark ML3 No. of Units	—	—	—	—	5,445	6,266	6,575	7,867	9,859	14,174
NYWealthmark ML3 No. of Units	—	—	—	—	7,507	7,560	7,623	11,082	12,377	14,095

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	26.581	24.531	24.412	22.720	17.266	15.114	15.374
Value at End of Year	—	—	—	—	26.581	24.531	24.412	22.720	17.266	15.114
Wealthmark ML3 No. of Units	—	—	—	—	15,310	15,519	15,131	17,057	22,714	23,860

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	26.387	24.364	24.259	22.588	17.174	15.042	15.308
Value at End of Year	—	—	—	—	26.387	24.364	24.259	22.588	17.174	15.042
Wealthmark ML3 No. of Units	—	—	—	—	5,121	5,148	5,173	5,611	5,648	5,682

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	29.115	26.924	26.848	25.036	19.064	16.722	17.044
Value at End of Year	—	—	—	—	29.115	26.924	26.848	25.036	19.064	16.722
Wealthmark ML3 No. of Units	—	—	—	—	1,364	1,630	1,789	3,006	3,514	3,545

American Asset Allocation Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	30.385	25.599	27.415	24.090	22.486	22.654	21.956	18.129	15.959	16.087
Value at End of Year	33.449	30.385	25.599	27.415	24.090	22.486	22.654	21.956	18.129	15.959
Wealthmark ML3 No. of Units	23,379	35,438	37,563	36,009	38,519	37,337	39,457	50,570	43,860	56,573

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.193	25.450	27.269	23.974	22.389	22.567	21.883	18.077	15.922	16.057
Value at End of Year	33.221	30.193	25.450	27.269	23.974	22.389	22.567	21.883	18.077	15.922
Wealthmark ML3 No. of Units	5,095	5,086	7,267	8,521	15,910	17,099	18,769	19,325	18,230	20,086
NYWealthmark ML3 No. of Units	1,189	1,224	1,260	1,850	1,914	1,965	2,362	2,244	2,278	2,375

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	29.624	25.008	26.836	23.628	22.099	22.308	21.665	17.924	15.811	15.969
Value at End of Year	32.546	29.624	25.008	26.836	23.628	22.099	22.308	21.665	17.924	15.811
Wealthmark ML3 No. of Units	15,963	16,127	16,645	17,052	17,258	17,674	20,475	20,227	19,549	17,560

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	29.437	24.863	26.693	23.514	22.003	22.223	21.593	17.873	15.774	15.940
Value at End of Year	—	29.437	24.863	26.693	23.514	22.003	22.223	21.593	17.873	15.774
Wealthmark ML3 No. of Units	—	1,840	1,905	1,983	2,051	2,124	1,908	1,728	1,786	1,848

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	20.674	17.487	18.803	16.589	15.546	15.725	15.302	12.685	11.212	11.347
Value at End of Year	—	20.674	17.487	18.803	16.589	15.546	15.725	15.302	12.685	11.212
Wealthmark ML3 No. of Units	—	4,976	6,848	6,848	6,848	6,848	6,848	39,927	40,207	41,772

American Global Growth Trust - Series II Shares (units first credited 05-01-2007)

Contracts with no Optional Benefits
Value at Start of Year	25.686	19.392	21.777	16.909	17.173	16.394	16.369	12.958	10.799	12.117
Value at End of Year	32.795	25.686	19.392	21.777	16.909	17.173	16.394	16.369	12.958	10.799
Wealthmark ML3 No. of Units	12,727	12,940	15,493	15,039	15,465	16,996	17,518	18,760	8,033	8,310
NYWealthmark ML3 No. of Units	—	—	—	—	—	177	358	628	826	831

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.524	19.279	21.661	16.828	17.099	16.331	16.315	12.921	10.773	12.095
Value at End of Year	32.571	25.524	19.279	21.661	16.828	17.099	16.331	16.315	12.921	10.773
Wealthmark ML3 No. of Units	13,787	14,807	15,508	9,449	9,870	2,099	2,120	1,715	—	—
NYWealthmark ML3 No. of Units	3,553	3,569	3,691	5,190	10,963	11,125	12,164	11,989	10,182	10,647

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	25.043	18.945	21.317	16.585	16.878	16.144	16.152	12.812	10.698	12.029
Value at End of Year	31.909	25.043	18.945	21.317	16.585	16.878	16.144	16.152	12.812	10.698
Wealthmark ML3 No. of Units	20,993	21,677	22,448	22,786	27,170	28,595	53,636	59,274	52,781	57,181

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	24.416	18.507	20.867	16.268	16.587	15.898	15.938	12.667	10.599	11.941
Value at End of Year	31.048	24.416	18.507	20.867	16.268	16.587	15.898	15.938	12.667	10.599
Wealthmark ML3 No. of Units	8,904	5,826	6,181	8,908	11,069	10,809	11,073	11,212	7,274	7,509

U-3

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.586	9.161	11.587
Value at End of Year	—	—	—	—	—	—	—	—	10.586	9.161
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	6,698	5,518

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	10.556	9.139	11.566
Value at End of Year	—	—	—	—	—	—	—	—	10.556	9.139
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,477	1,538
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	3,857	4,333

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	10.466	9.076	11.502
Value at End of Year	—	—	—	—	—	—	—	—	10.466	9.076
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	17,782	25,832

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	10.348	8.991	11.418
Value at End of Year	—	—	—	—	—	—	—	—	10.348	8.991
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	5,266	5,332

American Growth Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	50.587	39.501	40.449	32.191	30.015	28.693	27.019	21.215	18.399	19.645
Value at End of Year	75.361	50.587	39.501	40.449	32.191	30.015	28.693	27.019	21.215	18.399
Wealthmark ML3 No. of Units	26,185	28,091	32,471	32,466	32,601	36,930	42,404	57,004	67,828	73,941
NYWealthmark ML3 No. of Units	42	1,407	1,459	1,567	1,606	54	56	59	59	59

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	50.167	39.193	40.154	31.972	29.826	28.526	26.876	21.113	18.319	19.570
Value at End of Year	74.698	50.167	39.193	40.154	31.972	29.826	28.526	26.876	21.113	18.319
Wealthmark ML3 No. of Units	14,515	16,248	18,133	34,326	37,193	38,801	40,996	47,074	51,831	65,666
NYWealthmark ML3 No. of Units	1,720	1,191	1,200	1,202	1,968	4,315	4,272	4,489	4,956	5,001

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	48.928	38.282	39.280	31.323	29.265	28.031	26.449	20.809	18.083	19.347
Value at End of Year	72.745	48.928	38.282	39.280	31.323	29.265	28.031	26.449	20.809	18.083
Wealthmark ML3 No. of Units	12,840	13,042	17,593	21,518	28,075	30,453	37,947	45,082	49,476	64,106

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	37.983	37.983	38.993	31.110	29.080	27.868	26.308	20.708	18.005	19.273
Value at End of Year	72.105	37.983	37.983	38.993	31.110	29.080	27.868	26.308	20.708	18.005
Wealthmark ML3 No. of Units	117	—	133	142	151	160	168	176	177	2,318

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	47.324	37.101	38.145	30.478	28.533	27.385	25.891	20.410	17.772	19.052
Value at End of Year	70.219	47.324	37.101	38.145	30.478	28.533	27.385	25.891	20.410	17.772
Wealthmark ML3 No. of Units	2,803	3,233	3,355	195	2,277	2,278	4,347	7,703	7,375	7,591

American Growth-Income Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	41.052	33.216	34.555	28.820	26.382	26.564	24.525	18.769	16.318	16.970
Value at End of Year	45.637	41.052	33.216	34.555	28.820	26.382	26.564	24.525	18.769	16.318
Wealthmark ML3 No. of Units	13,789	13,868	22,269	20,850	22,382	23,099	26,159	26,713	30,092	32,090
NYWealthmark ML3 No. of Units	93	559	1,050	1,460	1,547	1,642	1,737	1,836	1,925	2,030

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	40.711	32.957	34.303	28.624	26.215	26.410	24.394	18.679	16.248	16.905
Value at End of Year	45.235	40.711	32.957	34.303	28.624	26.215	26.410	24.394	18.679	16.248
Wealthmark ML3 No. of Units	12,476	13,722	14,975	27,593	29,320	30,035	32,231	34,600	34,247	42,264
NYWealthmark ML3 No. of Units	2,318	3,443	3,510	4,075	4,964	5,129	3,996	4,119	3,347	3,430

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	39.706	32.192	33.557	28.043	25.722	25.952	24.007	18.410	16.038	16.712
Value at End of Year	44.052	39.706	32.192	33.557	28.043	25.722	25.952	24.007	18.410	16.038
Wealthmark ML3 No. of Units	13,473	15,037	16,865	19,012	23,401	26,423	27,925	27,461	35,701	36,681

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	31.940	33.312	27.852	25.559	15.969	—	—	—	16.648
Value at End of Year	—	—	31.940	33.312	27.852	25.559	—	—	—	15.969
Wealthmark ML3 No. of Units	—	—	—	2,694	2,823	2,963	—	—	—	4,599

U-4

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	38.404	31.198	32.587	27.287	25.078	25.353	23.501	18.057	15.763	16.458
Value at End of Year	42.523	38.404	31.198	32.587	27.287	25.078	25.353	23.501	18.057	15.763
Wealthmark ML3 No. of Units	624	573	571	741	42	246	2,265	6,564	6,886	6,027

American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.099	13.587	13.632
Value at End of Year	—	—	—	—	—	—	—	—	15.099	13.587
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	10,457	10,619

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	15.056	13.556	13.607
Value at End of Year	—	—	—	—	—	—	—	—	15.056	13.556
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	29,975	18,592
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,939	2,973

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	14.928	13.461	13.532
Value at End of Year	—	—	—	—	—	—	—	—	14.928	13.461
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	48,160	50,597

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.886	13.430	13.508
Value at End of Year	—	—	—	—	—	—	—	—	14.886	13.430
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,547	1,556

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.760	13.336	13.433
Value at End of Year	—	—	—	—	—	—	—	—	14.760	13.336
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,029	2,913

American International Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	35.862	29.819	35.086	27.125	26.780	28.652	30.076	25.273	21.913	26.019
Value at End of Year	39.999	35.862	29.819	35.086	27.125	26.780	28.652	30.076	25.273	21.913
Wealthmark ML3 No. of Units	4,825	5,106	5,382	12,320	12,899	16,714	19,421	28,754	35,283	37,051
NYWealthmark ML3 No. of Units	—	389	392	395	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	35.565	29.586	34.830	26.940	26.611	28.486	29.916	25.151	21.819	25.919
Value at End of Year	39.647	35.565	29.586	34.830	26.940	26.611	28.486	29.916	25.151	21.819
Wealthmark ML3 No. of Units	6,711	7,708	8,710	18,570	21,865	22,446	23,134	23,592	25,412	28,877
NYWealthmark ML3 No. of Units	217	230	431	524	651	1,162	1,200	1,222	1,238	2,185

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	34.687	28.899	34.072	26.393	26.110	27.991	29.441	24.789	21.537	25.623
Value at End of Year	38.610	34.687	28.899	34.072	26.393	26.110	27.991	29.441	24.789	21.537
Wealthmark ML3 No. of Units	12,334	13,022	17,279	18,757	23,104	23,913	25,004	28,493	29,615	34,139

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	25.525
Value at End of Year	—	—	—	—	—	—	—	—	—	21.444
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	2,311

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	33.549	28.007	33.087	25.682	25.457	27.346	28.820	24.315	21.167	25.234
Value at End of Year	37.269	33.549	28.007	33.087	25.682	25.457	27.346	28.820	24.315	21.167
Wealthmark ML3 No. of Units	3,631	3,545	3,556	490	490	490	585	3,106	3,125	3,608

American New World Trust (merged into Emerging Markets Value Trust eff 10-27-2017) - Series II Shares (units first credited 05-01-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.179	12.787	13.504	14.982	13.754	11.940	14.181
Value at End of Year	—	—	—	—	13.179	12.787	13.504	14.982	13.754	11.940
Wealthmark ML3 No. of Units	—	—	—	—	8,336	10,113	12,905	14,374	17,772	22,254
NYWealthmark ML3 No. of Units	—	—	—	—	3,877	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	13.115	12.732	13.452	14.932	13.715	11.912	14.155
Value at End of Year	—	—	—	—	13.115	12.732	13.452	14.932	13.715	11.912
Wealthmark ML3 No. of Units	—	—	—	—	1,836	5,580	5,611	6,037	6,869	8,549
NYWealthmark ML3 No. of Units	—	—	—	—	1,237	1,570	1,027	1,580	1,586	2,048

U-5

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	12.926	12.567	13.298	14.783	13.598	11.829	14.077
Value at End of Year	—	—	—	—	12.926	12.567	13.298	14.783	13.598	11.829
Wealthmark ML3 No. of Units	—	—	—	—	8,056	9,706	9,941	14,823	16,004	19,485

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.052
Value at End of Year	—	—	—	—	—	—	—	—	—	11.801
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	1,285

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	12.678	12.351	13.095	14.587	13.445	11.719	13.974
Value at End of Year	—	—	—	—	12.678	12.351	13.095	14.587	13.445	11.719
Wealthmark ML3 No. of Units	—	—	—	—	930	937	943	949	2,987	2,969

Blue Chip Growth Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	45.557	35.757	35.720	26.707	26.985	24.754	23.112	16.661	14.344	14.404
Value at End of Year	60.074	45.557	35.757	35.720	26.707	26.985	24.754	23.112	16.661	14.344
Wealthmark ML3 No. of Units	9,170	10,651	11,486	12,344	9,069	8,533	9,528	9,568	9,762	7,126
NYWealthmark ML3 No. of Units	—	195	196	198	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	48.406	38.011	37.991	28.419	28.730	26.367	24.631	17.764	15.302	15.373
Value at End of Year	63.798	48.406	38.011	37.991	28.419	28.730	26.367	24.631	17.764	15.302
Wealthmark ML3 No. of Units	1,709	1,659	2,116	2,435	2,617	2,330	855	1,364	5,792	4,811
NYWealthmark ML3 No. of Units	4,304	5,265	6,285	7,323	14,486	9,967	7,180	7,893	9,297	7,384

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	47.141	37.074	37.110	27.802	28.148	25.872	24.205	17.483	15.083	15.175
Value at End of Year	62.038	47.141	37.074	37.110	27.802	28.148	25.872	24.205	17.483	15.083
Wealthmark ML3 No. of Units	12,915	16,502	15,722	16,610	15,428	16,561	13,611	16,650	14,337	10,811

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	61.462	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	3,110	—	—	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	51.974	40.957	41.080	30.837	31.283	28.811	27.009	19.547	16.898	17.035
Value at End of Year	68.262	51.974	40.957	41.080	30.837	31.283	28.811	27.009	19.547	16.898
Wealthmark ML3 No. of Units	1,621	881	890	896	3,222	3,228	3,151	3,156	3,162	3,167

Bond Trust - Series II Shares (units first credited 10-28-2011)

Contracts with no Optional Benefits
Value at Start of Year	13.926	13.021	13.323	13.091	12.939	13.149	12.683	13.108	12.558	12.500
Value at End of Year	14.910	13.926	13.021	13.323	13.091	12.939	13.149	12.683	13.108	12.558
Wealthmark ML3 No. of Units	6,822	4,841	5,213	5,684	5,642	5,931	6,448	9,256	12,222	12,217

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.869	12.974	13.282	13.057	12.912	13.128	12.669	13.100	12.557	12.500
Value at End of Year	14.842	13.869	12.974	13.282	13.057	12.912	13.128	12.669	13.100	12.557
Wealthmark ML3 No. of Units	6,051	6,029	1,923	2,042	2,056	3,601	3,621	3,325	4,084	5,742
NYWealthmark ML3 No. of Units	—	—	—	1,470	1,379	1,287	1,293	3,026	3,590	3,478

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	13.700	12.835	13.159	12.956	12.832	13.066	12.628	13.077	12.554	12.500
Value at End of Year	14.639	13.700	12.835	13.159	12.956	12.832	13.066	12.628	13.077	12.554
Wealthmark ML3 No. of Units	2,726	2,929	3,131	4,097	9,032	13,358	13,111	13,783	21,483	20,617

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	13.644	12.789	13.119	12.922	12.805	13.045	12.614	13.069	12.553	12.500
Value at End of Year	14.572	13.644	12.789	13.119	12.922	12.805	13.045	12.614	13.069	12.553
Wealthmark ML3 No. of Units	648	689	736	786	836	887	931	5,693	5,729	5,765

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.725	12.983	12.573	13.046	12.550	12.500
Value at End of Year	—	—	—	—	—	12.725	12.983	12.573	13.046	12.550
Wealthmark ML3 No. of Units	—	—	—	—	—	1,914	2,016	2,117	2,221	2,322

U-6

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Capital Appreciation Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	40.793	31.265	32.106	23.963	24.674	22.564	20.955	15.539	13.638	13.888
Value at End of Year	62.473	40.793	31.265	32.106	23.963	24.674	22.564	20.955	15.539	13.638
Wealthmark ML3 No. of Units	446	710	721	865	879	1,010	1,410	870	527	248
NYWealthmark ML3 No. of Units	—	—	—	—	736	742	747	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	44.169	33.869	34.798	25.985	26.769	24.492	22.757	16.883	14.826	15.106
Value at End of Year	67.610	44.169	33.869	34.798	25.985	26.769	24.492	22.757	16.883	14.826
Wealthmark ML3 No. of Units	595	598	601	603	606	1,416	1,534	6,867	11,658	1,038
NYWealthmark ML3 No. of Units	3,461	3,051	3,084	2,872	2,233	2,145	1,309	1,385	1,501	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	43.015	33.034	33.991	25.420	26.227	24.032	22.363	16.616	14.613	14.911
Value at End of Year	65.745	43.015	33.034	33.991	25.420	26.227	24.032	22.363	16.616	14.613
Wealthmark ML3 No. of Units	3,811	3,960	4,221	4,495	4,688	6,311	3,147	3,062	3,407	2,971

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	51.080	39.306	40.527	30.369	31.395	28.825	26.877	20.010	17.633	18.029
Value at End of Year	77.916	51.080	39.306	40.527	30.369	31.395	28.825	26.877	20.010	17.633
Wealthmark ML3 No. of Units	1,207	606	643	663	724	689	734	806	905	908

Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)

Contracts with no Optional Benefits
Value at Start of Year	29.029	23.781	24.154	21.354	20.130	19.472	17.669	14.731	13.082	12.927
Value at End of Year	33.460	29.029	23.781	24.154	21.354	20.130	19.472	17.669	14.731	13.082
Wealthmark ML3 No. of Units	4,368	4,055	4,074	5,887	6,519	2,058	1,375	773	1,141	1,147

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	28.862	23.656	24.039	21.263	20.054	12.500	—	—	—	—
Value at End of Year	33.251	28.862	23.656	24.039	21.263	20.054	—	—	—	—
Wealthmark ML3 No. of Units	147	127	128	1,807	2,133	2,243	—	—	—	—
NYWealthmark ML3 No. of Units	438	458	480	1,701	1,647	1,698	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	28.366	23.285	23.697	20.992	19.828	19.219	17.474	14.598	12.989	12.861
Value at End of Year	32.631	28.366	23.285	23.697	20.992	19.828	19.219	17.474	14.598	12.989
Wealthmark ML3 No. of Units	3,144	3,182	5,195	5,551	5,670	7,865	21,318	20,519	20,814	20,900

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	28.203	23.162	23.584	20.902	19.754	12.500	—	—	—	—
Value at End of Year	32.427	28.203	23.162	23.584	20.902	19.754	—	—	—	—
Wealthmark ML3 No. of Units	3,768	3,836	3,961	5,788	5,817	1,975	—	—	—	—

Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.810	16.350
Value at End of Year	—	—	—	—	—	—	—	—	—	15.810
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	6,536

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	15.789	16.336
Value at End of Year	—	—	—	—	—	—	—	—	—	15.789
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	878
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	37

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	15.726	16.295
Value at End of Year	—	—	—	—	—	—	—	—	—	15.726
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	2,614

Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.469	11.185	11.664
Value at End of Year	—	—	—	—	—	—	—	—	12.469	11.185
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	778	782

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.356	11.106	11.605
Value at End of Year	—	—	—	—	—	—	—	—	12.356	11.106
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,461	2,474

U-7

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.412	16.537
Value at End of Year	—	—	—	—	—	—	—	—	—	16.412
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	4,234
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	27,847

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	16.390	16.523
Value at End of Year	—	—	—	—	—	—	—	—	—	16.390
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	15,503

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	16.325	16.482
Value at End of Year	—	—	—	—	—	—	—	—	—	16.325
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	5,533

Core Bond Trust - Series II Shares (units first credited 04-27-2015)

Contracts with no Optional Benefits
Value at Start of Year	17.686	16.641	17.054	16.798	16.655	12.500	—	—	—	—
Value at End of Year	18.875	17.686	16.641	17.054	16.798	16.655	—	—	—	—
Wealthmark ML3 No. of Units	48,556	50,318	56,486	60,492	61,573	69,275	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.557	16.528	16.946	16.701	16.567	12.500	—	—	—	—
Value at End of Year	18.728	17.557	16.528	16.946	16.701	16.567	—	—	—	—
Wealthmark ML3 No. of Units	5,645	5,415	12,870	17,896	21,774	24,005	—	—	—	—
NYWealthmark ML3 No. of Units	6,899	9,136	11,188	13,928	3,279	4,495	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.175	16.192	16.627	16.411	16.303	12.500	—	—	—	—
Value at End of Year	18.293	17.175	16.192	16.627	16.411	16.303	—	—	—	—
Wealthmark ML3 No. of Units	5,441	20,149	22,721	26,675	43,115	45,777	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.678	15.756	16.211	16.032	15.959	12.500	—	—	—	—
Value at End of Year	17.728	16.678	15.756	16.211	16.032	15.959	—	—	—	—
Wealthmark ML3 No. of Units	2,601	5,323	5,674	6,436	6,879	7,496	—	—	—	—

Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.357	16.963
Value at End of Year	—	—	—	—	—	—	—	—	—	16.357
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	17,963

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	16.335	16.949
Value at End of Year	—	—	—	—	—	—	—	—	—	16.335
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	24,861
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	1,697

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	16.270	16.907
Value at End of Year	—	—	—	—	—	—	—	—	—	16.270
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	5,214

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.184	16.851
Value at End of Year	—	—	—	—	—	—	—	—	—	16.184
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	4,793

Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.067	15.659	15.837
Value at End of Year	—	—	—	—	—	—	—	—	17.067	15.659
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	13,686	16,990

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	17.035	15.638	15.824
Value at End of Year	—	—	—	—	—	—	—	—	17.035	15.638
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	26,264	31,273
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	6,037	6,614

U-8

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	16.942	15.576	15.784
Value at End of Year	—	—	—	—	—	—	—	—	16.942	15.576
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	11,315	9,713

Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.996	15.306	16.167
Value at End of Year	—	—	—	—	—	—	—	—	16.996	15.306
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	5,521	14,905

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	16.965	15.286	16.154
Value at End of Year	—	—	—	—	—	—	—	—	16.965	15.286
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	3,570	3,977

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	16.872	15.225	16.114
Value at End of Year	—	—	—	—	—	—	—	—	16.872	15.225
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	7,604	9,130

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.841	15.205	16.100
Value at End of Year	—	—	—	—	—	—	—	—	16.841	15.205
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	4,864	5,354

Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	18.443	17.531	17.889	17.172	14.666	13.281	13.501
Value at End of Year	—	—	—	—	18.443	17.531	17.889	17.172	14.666	13.281
Wealthmark ML3 No. of Units	—	—	—	—	114,200	136,893	198,966	217,236	154,750	185,619
NYWealthmark ML3 No. of Units	—	—	—	—	17,151	16,468	17,141	31,068	37,661	39,198

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	18.343	17.444	17.810	17.104	14.615	13.242	13.468
Value at End of Year	—	—	—	—	18.343	17.444	17.810	17.104	14.615	13.242
Wealthmark ML3 No. of Units	—	—	—	—	37,971	66,686	80,050	83,110	75,797	86,252
NYWealthmark ML3 No. of Units	—	—	—	—	43,834	51,687	55,524	78,317	70,542	73,431

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	18.046	17.187	17.574	16.903	14.465	13.126	13.370
Value at End of Year	—	—	—	—	18.046	17.187	17.574	16.903	14.465	13.126
Wealthmark ML3 No. of Units	—	—	—	—	94,722	106,749	124,605	166,137	131,063	138,182

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	17.948	17.103	17.496	16.837	14.416	13.087	13.337
Value at End of Year	—	—	—	—	17.948	17.103	17.496	16.837	14.416	13.087
Wealthmark ML3 No. of Units	—	—	—	—	18,323	21,090	24,153	28,061	22,638	23,046

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	17.658	16.851	17.265	16.639	14.267	12.972	13.240
Value at End of Year	—	—	—	—	17.658	16.851	17.265	16.639	14.267	12.972
Wealthmark ML3 No. of Units	—	—	—	—	10,665	11,117	13,633	17,101	17,755	17,765

Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.499	12.189	12.682
Value at End of Year	—	—	—	—	—	—	—	—	13.499	12.189
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,154	1,160

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	13.377	12.103	12.618
Value at End of Year	—	—	—	—	—	—	—	—	13.377	12.103
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	7,201	7,385

Disciplined Value International Trust (formerly International Value Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	23.254	21.084	25.270	21.980	19.962	22.046	25.659	20.721	17.693	20.672
Value at End of Year	23.575	23.254	21.084	25.270	21.980	19.962	22.046	25.659	20.721	17.693
Wealthmark ML3 No. of Units	46,346	46,826	55,666	62,891	68,673	67,817	76,425	90,033	117,498	130,092
NYWealthmark ML3 No. of Units	4,124	7,883	8,105	8,901	8,130	6,929	10,482	10,930	11,774	12,290

U-9

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.836	19.808	23.753	20.670	18.782	20.754	24.167	19.525	16.680	19.499
Value at End of Year	22.126	21.836	19.808	23.753	20.670	18.782	20.754	24.167	19.525	16.680
Wealthmark ML3 No. of Units	17,533	18,258	18,560	19,235	21,183	19,536	21,033	23,094	29,830	33,254
NYWealthmark ML3 No. of Units	15,520	17,855	15,726	16,939	27,825	20,882	30,959	42,735	49,360	50,643

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	21.266	19.319	23.202	20.221	18.401	20.364	23.748	19.216	16.441	19.248
Value at End of Year	21.515	21.266	19.319	23.202	20.221	18.401	20.364	23.748	19.216	16.441
Wealthmark ML3 No. of Units	32,098	33,765	42,716	48,849	57,157	57,535	57,165	70,387	103,550	113,876

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	21.079	19.159	23.021	20.074	18.276	20.235	23.610	19.114	16.362	19.165
Value at End of Year	21.316	21.079	19.159	23.021	20.074	18.276	20.235	23.610	19.114	16.362
Wealthmark ML3 No. of Units	2,309	2,591	2,564	2,562	2,597	3,501	7,309	7,051	8,019	9,463

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	25.694	23.389	28.146	24.579	22.412	24.851	29.040	23.545	20.185	23.679
Value at End of Year	25.944	25.694	23.389	28.146	24.579	22.412	24.851	29.040	23.545	20.185
Wealthmark ML3 No. of Units	9,763	9,158	8,521	8,417	9,518	10,339	13,003	15,262	16,498	17,578

DWS Equity 500 Index VIP (formerly Deutsche Equity 500 Index VIP) - Class B2 Shares (units first credited 09-16-2005)

Contracts with no Optional Benefits
Value at Start of Year	49.173	38.267	40.956	34.392	31.443	31.725	28.542	22.076	19.474	19.519
Value at End of Year	56.896	49.173	38.267	40.956	34.392	31.443	31.725	28.542	22.076	19.474
Wealthmark ML3 No. of Units	40,150	45,172	47,541	51,580	57,454	61,394	67,922	92,019	99,319	115,367
NYWealthmark ML3 No. of Units	799	1,712	2,757	7,706	7,810	8,047	8,767	11,540	14,390	14,439

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	48.751	37.958	40.645	34.148	31.235	31.532	28.382	21.963	19.384	19.439
Value at End of Year	56.380	48.751	37.958	40.645	34.148	31.235	31.532	28.382	21.963	19.384
Wealthmark ML3 No. of Units	10,098	10,247	13,103	13,345	21,868	24,205	28,884	42,989	52,616	57,056
NYWealthmark ML3 No. of Units	21,369	27,587	29,860	33,827	41,625	50,658	65,965	87,530	108,885	109,682

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	47.506	37.044	39.727	33.427	30.621	30.958	27.907	21.628	19.118	19.200
Value at End of Year	54.858	47.506	37.044	39.727	33.427	30.621	30.958	27.907	21.628	19.118
Wealthmark ML3 No. of Units	9,377	12,655	13,692	19,206	33,965	41,243	43,395	58,856	48,940	48,666

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	47.098	36.745	39.425	33.189	30.419	30.769	27.751	21.518	19.029	19.121
Value at End of Year	54.359	47.098	36.745	39.425	33.189	30.419	30.769	27.751	21.518	19.029
Wealthmark ML3 No. of Units	50,029	52,180	52,912	58,071	59,065	60,524	61,653	62,890	68,262	77,255

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	39.089	30.542	32.819	27.670	25.398	25.729	23.240	18.047	15.984	16.085
Value at End of Year	45.047	39.089	30.542	32.819	27.670	25.398	25.729	23.240	18.047	15.984
Wealthmark ML3 No. of Units	11,724	13,652	14,997	17,862	18,245	19,804	22,359	24,141	25,067	27,916

Emerging Market Value Trust - Series II Shares (units first credited 10-27-2017)

Contracts with no Optional Benefits
Value at Start of Year	11.968	10.991	12.962	12.500	—	—	—	—	—	—
Value at End of Year	12.167	11.968	10.991	12.962	—	—	—	—	—	—
Wealthmark ML3 No. of Units	4,636	5,510	9,710	10,256	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	5,815	5,022	4,821	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.955	10.984	12.961	12.500	—	—	—	—	—	—
Value at End of Year	12.148	11.955	10.984	12.961	—	—	—	—	—	—
Wealthmark ML3 No. of Units	2,056	2,379	2,385	2,391	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	1,983	2,106	2,334	2,551	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.916	10.965	12.958	12.500	—	—	—	—	—	—
Value at End of Year	12.090	11.916	10.965	12.958	—	—	—	—	—	—
Wealthmark ML3 No. of Units	5,680	7,510	9,870	10,025	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	11.865	10.939	12.953	12.500	—	—	—	—	—	—
Value at End of Year	12.013	11.865	10.939	12.953	—	—	—	—	—	—
Wealthmark ML3 No. of Units	1,141	1,149	1,157	1,164	—	—	—	—	—	—

U-10

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Equity Income Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	32.081	25.850	29.123	25.522	21.820	23.831	22.593	17.703	15.360	15.775
Value at End of Year	31.791	32.081	25.850	29.123	25.522	21.820	23.831	22.593	17.703	15.360
Wealthmark ML3 No. of Units	16,147	16,364	17,963	18,622	15,178	18,816	20,785	21,742	21,662	16,949
NYWealthmark ML3 No. of Units	21	61	236	481	278	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.937	24.940	28.112	24.648	21.083	23.038	21.852	17.131	14.871	15.281
Value at End of Year	30.641	30.937	24.940	28.112	24.648	21.083	23.038	21.852	17.131	14.871
Wealthmark ML3 No. of Units	9,412	8,670	9,549	9,690	9,826	10,835	10,938	12,718	15,644	20,557
NYWealthmark ML3 No. of Units	2,797	4,427	8,306	9,950	8,343	8,610	13,771	4,997	3,202	3,183

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	30.128	24.325	27.460	24.112	20.656	22.605	21.474	16.860	14.658	15.084
Value at End of Year	29.795	30.128	24.325	27.460	24.112	20.656	22.605	21.474	16.860	14.658
Wealthmark ML3 No. of Units	11,060	13,370	16,855	18,042	22,561	23,909	20,938	17,545	15,925	14,753

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	27.246	23.936	20.516	22.463	21.349	17.265	—	—
Value at End of Year	—	—	—	27.246	23.936	20.516	22.463	21.349	—	—
Wealthmark ML3 No. of Units	—	—	—	2,496	2,615	2,746	6,011	6,301	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	34.142	27.620	31.243	27.489	23.596	25.874	24.628	19.375	16.879	17.404
Value at End of Year	33.697	34.142	27.620	31.243	27.489	23.596	25.874	24.628	19.375	16.879
Wealthmark ML3 No. of Units	1,720	1,493	1,508	1,457	3,704	3,829	3,663	5,773	8,792	9,142

Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	28.234	21.825	25.991	22.972	19.591	20.509	19.231	14.983	12.930	14.550
Value at End of Year	28.321	28.234	21.825	25.991	22.972	19.591	20.509	19.231	14.983	12.930
Wealthmark ML3 No. of Units	314	435	1,473	1,882	1,929	1,982	1,721	1,734	1,432	1,389
NYWealthmark ML3 No. of Units	—	2,457	2,553	2,361	2,186	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	27.679	21.407	25.507	22.555	19.245	18.910	18.910	14.740	12.727	14.329
Value at End of Year	27.751	27.679	21.407	25.507	22.555	19.245	18.910	18.910	14.740	12.727
Wealthmark ML3 No. of Units	125	126	127	127	128	130	—	—	—	1,121
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	79	316	317

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	24.915	22.065	18.855	19.778	18.582	14.507	12.544	14.144
Value at End of Year	—	—	—	24.915	22.065	18.855	19.778	18.582	14.507	12.544
Wealthmark ML3 No. of Units	—	—	—	74	83	782	692	3,410	77	77

Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	18.738	20.264	20.038	16.392	14.364	14.856
Value at End of Year	—	—	—	—	—	18.738	20.264	20.038	16.392	14.364
Wealthmark ML3 No. of Units	—	—	—	—	—	26,769	28,034	31,607	34,349	40,243

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	18.657	20.186	19.971	16.346	14.331	14.829
Value at End of Year	—	—	—	—	—	18.657	20.186	19.971	16.346	14.331
Wealthmark ML3 No. of Units	—	—	—	—	—	2,449	2,579	3,751	—	9,726
NYWealthmark ML3 No. of Units	—	—	—	—	—	14,610	14,890	16,279	16,615	16,961

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	18.416	19.955	19.772	16.207	14.231	14.748
Value at End of Year	—	—	—	—	—	18.416	19.955	19.772	16.207	14.231
Wealthmark ML3 No. of Units	—	—	—	—	—	10,680	22,555	19,856	20,584	20,904

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.955	13.965	13.965	11.470	10.091	10.479
Value at End of Year	—	—	—	—	—	12.955	13.965	13.965	11.470	10.091
Wealthmark ML3 No. of Units	—	—	—	—	—	208	—	1,989	1,989	1,989

U-11

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	45.235	33.768	39.620	31.607	29.721	29.100	27.003	20.253	16.699	17.374
Value at End of Year	56.349	45.235	33.768	39.620	31.607	29.721	29.100	27.003	20.253	16.699
Wealthmark ML3 No. of Units	117,445	127,743	157,624	177,113	156,493	233,121	275,655	352,911	449,326	516,540
NYWealthmark ML3 No. of Units	10,625	11,874	15,300	21,790	26,649	28,835	33,946	53,018	60,957	65,985

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	45.322	33.850	39.736	31.715	29.838	29.228	27.136	20.363	16.798	17.486
Value at End of Year	56.429	45.322	33.850	39.736	31.715	29.838	29.228	27.136	20.363	16.798
Wealthmark ML3 No. of Units	72,488	78,125	87,500	96,137	115,692	121,960	130,955	147,521	186,682	174,937
NYWealthmark ML3 No. of Units	35,958	42,632	46,342	50,392	60,826	68,964	87,601	110,304	136,008	142,542

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	44.203	33.064	38.871	31.072	29.276	28.721	26.706	20.070	16.581	17.286
Value at End of Year	54.953	44.203	33.064	38.871	31.072	29.276	28.721	26.706	20.070	16.581
Wealthmark ML3 No. of Units	80,438	93,224	109,102	119,421	139,881	153,621	176,449	206,094	259,369	288,692

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	43.836	32.806	38.587	30.860	29.091	28.554	26.563	19.973	16.510	17.220
Value at End of Year	54.470	43.836	32.806	38.587	30.860	29.091	28.554	26.563	19.973	16.510
Wealthmark ML3 No. of Units	75,730	120,489	128,286	139,916	144,887	154,902	164,032	179,639	187,152	198,926

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	42.753	32.044	37.748	30.234	28.544	28.059	26.142	19.685	16.297	17.023
Value at End of Year	53.045	42.753	32.044	37.748	30.234	28.544	28.059	26.142	19.685	16.297
Wealthmark ML3 No. of Units	19,121	20,522	22,430	24,007	32,896	33,349	36,581	42,700	49,296	58,538

Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.383	11.194	11.519
Value at End of Year	—	—	—	—	—	—	—	—	12.383	11.194
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	21,892	31,916

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.256	11.102	11.447
Value at End of Year	—	—	—	—	—	—	—	—	12.256	11.102
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	10,806	11,468

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.131	11.010	11.375
Value at End of Year	—	—	—	—	—	—	—	—	12.131	11.010
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	377	392

Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	30.618	22.957	28.201	24.462	22.617	23.295	21.452	16.508	13.511	13.514
Value at End of Year	33.655	30.618	22.957	28.201	24.462	22.617	23.295	21.452	16.508	13.511
Wealthmark ML3 No. of Units	82,595	84,341	99,392	116,736	130,264	155,302	176,559	100,357	149,150	170,689
NYWealthmark ML3 No. of Units	10,997	12,357	13,010	14,967	22,868	25,910	27,939	9,016	10,998	11,842

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.379	22.789	28.009	24.307	22.485	23.171	21.348	16.437	13.459	13.469
Value at End of Year	33.375	30.379	22.789	28.009	24.307	22.485	23.171	21.348	16.437	13.459
Wealthmark ML3 No. of Units	24,888	25,650	29,694	31,289	51,271	53,263	56,729	19,593	21,686	23,189
NYWealthmark ML3 No. of Units	42,936	47,236	57,351	62,402	75,542	91,498	108,178	32,810	39,895	43,116

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	29.673	22.293	27.441	23.850	22.095	22.804	21.041	16.224	13.305	13.335
Value at End of Year	32.551	29.673	22.293	27.441	23.850	22.095	22.804	21.041	16.224	13.305
Wealthmark ML3 No. of Units	56,333	59,156	80,757	89,473	101,878	110,435	119,678	63,963	73,440	78,012

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	29.442	22.130	27.254	23.699	21.967	22.682	20.939	16.154	13.254	13.291
Value at End of Year	32.281	29.442	22.130	27.254	23.699	21.967	22.682	20.939	16.154	13.254
Wealthmark ML3 No. of Units	17,075	18,205	18,359	18,468	18,631	18,935	20,576	9,357	9,490	9,832

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	28.757	21.648	26.701	23.253	21.585	22.322	20.638	15.945	13.103	13.159
Value at End of Year	31.483	28.757	21.648	26.701	23.253	21.585	22.322	20.638	15.945	13.103
Wealthmark ML3 No. of Units	5,265	5,651	6,088	6,229	7,783	9,271	10,026	5,697	6,464	6,944

U-12

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	21.498	16.408	14.740	15.606
Value at End of Year	—	—	—	—	—	—	—	21.498	16.408	14.740
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	139,215	177,768	211,179
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	33,610	37,535	38,121

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	21.212	16.198	14.558	15.422
Value at End of Year	—	—	—	—	—	—	—	21.212	16.198	14.558
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	49,561	63,984	68,663
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	102,312	119,177	123,181

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	20.845	15.941	14.349	15.224
Value at End of Year	—	—	—	—	—	—	—	20.845	15.941	14.349
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	89,176	103,777	118,829

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	20.724	15.857	14.280	15.158
Value at End of Year	—	—	—	—	—	—	—	20.724	15.857	14.280
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	17,023	17,976	18,654

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	23.434	17.957	16.197	17.218
Value at End of Year	—	—	—	—	—	—	—	23.434	17.957	16.197
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	11,953	13,893	14,732

Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.448	10.953	11.914
Value at End of Year	—	—	—	—	—	—	—	—	12.448	10.953
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,027	2,102

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	12.416	10.930	11.895
Value at End of Year	—	—	—	—	—	—	—	—	12.416	10.930
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	234	235

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.321	10.862	11.839
Value at End of Year	—	—	—	—	—	—	—	—	12.321	10.862
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	3,942	3,963

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.195	10.773	11.765
Value at End of Year	—	—	—	—	—	—	—	—	12.195	10.773
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	375	401

Global Equity Trust (formerly Global Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	22.172	19.460	23.182	19.866	18.488	20.127	21.052	16.358	13.688	14.838
Value at End of Year	23.209	22.172	19.460	23.182	19.866	18.488	20.127	21.052	16.358	13.688
Wealthmark ML3 No. of Units	28,001	28,703	36,305	41,139	46,812	63,677	74,210	78,080	84,429	100,550
NYWealthmark ML3 No. of Units	5,694	5,648	7,125	6,514	9,997	11,442	12,371	13,779	19,076	19,940

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.290	19.573	23.329	20.002	18.624	20.285	21.228	16.503	13.816	14.985
Value at End of Year	23.321	22.290	19.573	23.329	20.002	18.624	20.285	21.228	16.503	13.816
Wealthmark ML3 No. of Units	17,709	17,505	19,173	25,459	32,830	34,399	36,400	32,106	41,237	43,138
NYWealthmark ML3 No. of Units	12,600	20,237	24,499	27,536	21,098	21,878	23,328	27,240	34,683	35,701

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	21.708	19.091	22.788	19.567	18.247	19.904	20.860	16.242	13.618	14.792
Value at End of Year	22.677	21.708	19.091	22.788	19.567	18.247	19.904	20.860	16.242	13.618
Wealthmark ML3 No. of Units	41,244	42,186	46,612	51,967	56,728	60,794	69,577	67,836	81,173	84,088

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	21.517	18.932	22.610	19.424	18.123	19.778	20.739	16.155	13.552	14.728
Value at End of Year	22.467	21.517	18.932	22.610	19.424	18.123	19.778	20.739	16.155	13.552
Wealthmark ML3 No. of Units	26,095	44,568	47,271	50,328	52,265	56,446	59,111	61,086	65,699	67,791

U-13

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	24.597	21.674	25.924	22.304	20.841	22.779	23.922	18.662	15.679	17.065
Value at End of Year	25.644	24.597	21.674	25.924	22.304	20.841	22.779	23.922	18.662	15.679
Wealthmark ML3 No. of Units	5,956	6,368	6,660	7,778	9,075	9,965	11,169	9,627	11,183	12,376

Health Sciences Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	81.201	64.295	65.032	51.951	59.192	53.493	41.341	27.873	21.526	19.823
Value at End of Year	101.346	81.201	64.295	65.032	51.951	59.192	53.493	41.341	27.873	21.526
Wealthmark ML3 No. of Units	2,241	3,236	3,489	4,350	4,260	4,736	3,878	4,945	6,003	5,319
NYWealthmark ML3 No. of Units	—	947	975	1,047	963	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	89.643	71.015	71.865	57.437	65.476	59.202	45.776	30.879	23.859	21.982
Value at End of Year	111.826	89.643	71.015	71.865	57.437	65.476	59.202	45.776	30.879	23.859
Wealthmark ML3 No. of Units	3,097	3,160	3,482	3,673	3,809	1,010	1,022	3,895	7,594	4,248
NYWealthmark ML3 No. of Units	2,107	2,546	2,920	3,178	5,712	6,610	5,665	6,683	8,633	6,697

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	87.301	69.264	70.199	56.190	64.150	58.090	44.984	30.390	23.516	21.699
Value at End of Year	108.741	87.301	69.264	70.199	56.190	64.150	58.090	44.984	30.390	23.516
Wealthmark ML3 No. of Units	580	348	1,632	1,786	3,229	3,565	4,465	5,707	3,936	3,751

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	86.534	68.689	69.652	55.780	63.714	57.724	44.722	21.530	—	—
Value at End of Year	107.732	86.534	68.689	69.652	55.780	63.714	57.724	44.722	—	—
Wealthmark ML3 No. of Units	624	651	680	3,776	3,956	4,153	3,161	3,314	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	89.582	71.215	72.322	58.005	66.355	60.207	20.040	—	—	—
Value at End of Year	111.358	89.582	71.215	72.322	58.005	66.355	60.207	—	—	—
Wealthmark ML3 No. of Units	998	556	577	610	646	548	585	—	—	—

High Yield Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	27.756	24.431	25.648	24.338	21.301	23.679	24.132	22.642	19.365	12.531
Value at End of Year	28.847	27.756	24.431	25.648	24.338	21.301	23.679	24.132	22.642	19.365
Wealthmark ML3 No. of Units	8,253	8,105	8,091	7,947	9,186	9,651	9,058	11,801	5,047	4,110
NYWealthmark ML3 No. of Units	—	238	240	241	221	223	225	—	—	452

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	28.324	24.944	26.199	24.873	21.780	24.224	24.700	23.186	19.841	12.508
Value at End of Year	29.423	28.324	24.944	26.199	24.873	21.780	24.224	24.700	23.186	19.841
Wealthmark ML3 No. of Units	5,559	5,909	7,517	10,427	11,034	11,949	12,456	20,564	537	587
NYWealthmark ML3 No. of Units	636	1,207	2,655	3,574	5,915	10,740	623	3,034	5,059	4,337

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	27.584	24.329	25.592	24.333	21.339	23.769	24.272	22.819	19.556	12.439
Value at End of Year	28.612	27.584	24.329	25.592	24.333	21.339	23.769	24.272	22.819	19.556
Wealthmark ML3 No. of Units	17,478	21,027	22,056	23,755	23,797	27,546	31,211	34,977	8,426	8,130

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	24.131	16.931	—	—
Value at End of Year	—	—	—	—	—	—	—	24.131	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	986	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	25.708	22.719	23.947	22.814	20.047	22.375	22.894	21.566	18.520	12.348
Value at End of Year	26.612	25.708	22.719	23.947	22.814	20.047	22.375	22.894	21.566	18.520
Wealthmark ML3 No. of Units	2,430	2,225	2,090	2,153	2,012	2,127	2,002	4,441	3,618	5,241

International Core Trust (merged into International Value Trust eff 10-21-2016) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.441	18.788	20.520	16.718	14.803	16.684
Value at End of Year	—	—	—	—	—	17.441	18.788	20.520	16.718	14.803
Wealthmark ML3 No. of Units	—	—	—	—	—	7,814	8,012	3,306	1,837	1,330

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	16.827	18.136	19.817	16.154	14.311	16.137
Value at End of Year	—	—	—	—	—	16.827	18.136	19.817	16.154	14.311
Wealthmark ML3 No. of Units	—	—	—	—	—	4,290	3,944	4,201	4,699	4,985
NYWealthmark ML3 No. of Units	—	—	—	—	—	4,528	14,609	—	—	—

U-14

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	16.486	17.795	19.474	15.898	14.105	15.929
Value at End of Year	—	—	—	—	—	16.486	17.795	19.474	15.898	14.105
Wealthmark ML3 No. of Units	—	—	—	—	—	6,792	6,804	1,292	1,278	3,458

International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-05-2010)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	9.114	10.772
Value at End of Year	—	—	—	—	—	—	—	—	—	9.114
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	291,106
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	36,974

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	9.093	10.753
Value at End of Year	—	—	—	—	—	—	—	—	—	9.093
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	111,741
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	114,454

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	9.029	10.694
Value at End of Year	—	—	—	—	—	—	—	—	—	9.029
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	168,841

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	9.008	10.674
Value at End of Year	—	—	—	—	—	—	—	—	—	9.008
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	185,347

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	8.945	10.616
Value at End of Year	—	—	—	—	—	—	—	—	—	8.945
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	50,800

International Equity Index Trust (formerly International Equity Index Trust B) - NAV Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	13.443	11.254	13.320	10.625	10.343	11.164	11.893	10.556	15.770	18.734
Value at End of Year	14.645	13.443	11.254	13.320	10.625	10.343	11.164	11.893	10.556	15.770
Wealthmark ML3 No. of Units	84,068	83,173	87,210	106,290	144,122	156,729	174,270	223,940	255,026	4,847
NYWealthmark ML3 No. of Units	7,927	7,930	9,759	10,757	17,207	22,009	22,561	36,011	35,995	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.358	11.188	13.249	10.574	10.299	11.121	11.853	10.526	15.710	18.672
Value at End of Year	14.545	13.358	11.188	13.249	10.574	10.299	11.121	11.853	10.526	15.710
Wealthmark ML3 No. of Units	47,821	52,831	37,700	37,553	60,986	75,149	81,145	77,277	108,597	4,960
NYWealthmark ML3 No. of Units	45,187	51,653	53,255	56,256	50,869	53,773	59,702	111,286	115,599	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	13.106	10.994	13.039	10.421	10.166	10.994	11.735	10.437	15.530	18.486
Value at End of Year	14.250	13.106	10.994	13.039	10.421	10.166	10.994	11.735	10.437	15.530
Wealthmark ML3 No. of Units	62,957	66,846	74,214	71,572	87,290	93,190	107,814	140,864	154,511	3,222

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	13.024	10.930	12.970	10.371	10.122	10.951	11.696	10.408	9.762	—
Value at End of Year	14.152	13.024	10.930	12.970	10.371	10.122	10.951	11.696	10.408	—
Wealthmark ML3 No. of Units	134,282	136,734	139,032	153,518	157,439	160,302	164,261	171,164	176,127	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.778	10.740	12.764	10.222	9.991	10.826	11.580	10.319	9.723	—
Value at End of Year	13.865	12.778	10.740	12.764	10.222	9.991	10.826	11.580	10.319	—
Wealthmark ML3 No. of Units	27,535	28,415	30,114	38,778	45,187	45,432	45,397	47,770	47,086	—

International Growth Stock Trust (merged into International Equity Index Trust eff 11-01-2019) - Series II Shares (units first credited 11-02-2012)

Contracts with no Optional Benefits
Value at Start of Year	—	13.932	16.589	13.866	14.304	14.920	15.167	12.972	12.500	—
Value at End of Year	—	—	13.932	16.589	13.866	14.304	14.920	15.167	12.972	—
Wealthmark ML3 No. of Units	—	—	1,946	2,180	1,307	1,872	2,031	3,655	5,879	—
NYWealthmark ML3 No. of Units	—	—	—	—	1,073	1,082	1,089	—	—	—

U-15

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	13.889	16.547	13.837	14.281	14.903	15.159	12.971	12.500	—
Value at End of Year	—	—	13.889	16.547	13.837	14.281	14.903	15.159	12.971	—
Wealthmark ML3 No. of Units	—	—	14,512	6,035	8,061	8,378	8,916	9,201	15,614	—
NYWealthmark ML3 No. of Units	—	—	9,798	9,189	4,616	—	3,964	3,982	4,000	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	13.762	16.419	13.751	14.214	14.855	15.132	12.968	12.500	—
Value at End of Year	—	—	13.762	16.419	13.751	14.214	14.855	15.132	12.968	—
Wealthmark ML3 No. of Units	—	—	1,217	1,221	1,233	1,270	1,246	2,198	4,652	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	13.593	16.250	13.637	14.124	14.791	15.097	12.964	12.500	—
Value at End of Year	—	—	13.593	16.250	13.637	14.124	14.791	15.097	12.964	—
Wealthmark ML3 No. of Units	—	—	466	466	466	466	1,880	3,865	3,645	—

International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.280	16.097
Value at End of Year	—	—	—	—	—	—	—	—	—	13.280
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	8,076

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	13.236	16.051
Value at End of Year	—	—	—	—	—	—	—	—	—	13.236
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	10,933
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	5,425

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	13.104	15.915
Value at End of Year	—	—	—	—	—	—	—	—	—	13.104
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	3,822

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.930	15.736
Value at End of Year	—	—	—	—	—	—	—	—	—	12.930
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	3,331

International Small Company Trust - Series II Shares (units first credited 11-16-2009)

Contracts with no Optional Benefits
Value at Start of Year	20.802	17.284	22.042	17.348	16.845	16.097	17.614	14.210	12.141	14.768
Value at End of Year	22.133	20.802	17.284	22.042	17.348	16.845	16.097	17.614	14.210	12.141
Wealthmark ML3 No. of Units	2,993	3,233	3,625	2,838	1,408	2,488	2,630	6,436	3,991	7,130
NYWealthmark ML3 No. of Units	—	308	311	313	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.697	17.206	21.953	17.286	16.793	16.056	17.578	14.188	12.128	14.760
Value at End of Year	22.010	20.697	17.206	21.953	17.286	16.793	16.056	17.578	14.188	12.128
Wealthmark ML3 No. of Units	5,136	5,206	5,382	5,582	5,770	6,459	6,704	6,879	7,532	9,216
NYWealthmark ML3 No. of Units	1,413	1,420	4,087	4,223	1,439	9,238	3,439	2,996	2,982	3,048

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	20.385	16.971	21.687	17.102	16.640	15.932	17.469	14.121	12.090	14.735
Value at End of Year	21.645	20.385	16.971	21.687	17.102	16.640	15.932	17.469	14.121	12.090
Wealthmark ML3 No. of Units	1,532	1,621	1,645	1,663	3,169	3,194	1,535	2,332	2,185	3,228

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	17.326	14.033	12.038	14.702
Value at End of Year	—	—	—	—	—	—	15.770	17.326	14.033	12.038
Wealthmark ML3 No. of Units	—	—	—	—	—	—	1,699	3,430	3,687	3,833

Investment Quality Bond Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	20.808	19.381	19.889	19.385	18.935	19.447	18.782	19.491	18.471	17.410
Value at End of Year	22.340	20.808	19.381	19.889	19.385	18.935	19.447	18.782	19.491	18.471
Wealthmark ML3 No. of Units	85,563	92,779	95,226	119,454	130,090	140,371	164,785	206,232	211,512	236,335
NYWealthmark ML3 No. of Units	1,850	2,427	2,778	9,869	3,272	4,699	7,116	9,354	11,291	11,043

U-16

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.506	19.109	19.620	19.133	18.697	19.213	18.566	19.276	18.277	17.235
Value at End of Year	22.005	20.506	19.109	19.620	19.133	18.697	19.213	18.566	19.276	18.277
Wealthmark ML3 No. of Units	39,853	44,536	46,004	48,997	55,120	81,071	92,060	101,739	120,105	123,812
NYWealthmark ML3 No. of Units	19,580	20,118	19,848	22,579	33,421	40,836	76,405	62,853	75,444	75,739

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	19.970	18.638	19.166	18.717	18.319	18.852	18.244	18.971	18.014	17.013
Value at End of Year	21.398	19.970	18.638	19.166	18.717	18.319	18.852	18.244	18.971	18.014
Wealthmark ML3 No. of Units	60,422	65,826	74,857	87,100	106,142	109,824	114,800	130,217	137,374	139,658

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	19.795	18.484	19.016	18.581	18.194	18.734	18.138	18.870	17.928	16.940
Value at End of Year	21.200	19.795	18.484	19.016	18.581	18.194	18.734	18.138	18.870	17.928
Wealthmark ML3 No. of Units	65,165	68,084	68,555	87,287	88,535	91,157	97,404	102,110	100,943	105,078

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.547	16.409	16.907	16.545	16.225	16.731	16.224	16.904	16.084	15.220
Value at End of Year	18.764	17.547	16.409	16.907	16.545	16.225	16.731	16.224	16.904	16.084
Wealthmark ML3 No. of Units	22,472	18,338	18,090	23,280	26,849	29,149	30,559	36,459	36,540	38,113

Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	18.342	14.709	16.443	13.750	12.784	13.229	12.783	—	—	—
Value at End of Year	20.533	18.342	14.709	16.443	13.750	12.784	13.229	12.783	—	—
Wealthmark ML3 No. of Units	464	428	437	424	418	442	424	—	—	—
NYWealthmark ML3 No. of Units	—	11,325	21,132	21,066	20,903	9,978	10,040	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.287	14.671	16.409	13.729	12.771	13.222	12.783	—	—	—
Value at End of Year	20.461	18.287	14.671	16.409	13.729	12.771	13.222	12.783	—	—
NYWealthmark ML3 No. of Units	415	418	421	423	426	429	431	—	—	—

Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	18.661	16.137	17.203	15.593	14.971	15.254	14.666	—	—	—
Value at End of Year	20.643	18.661	16.137	17.203	15.593	14.971	15.254	14.666	—	—
Wealthmark ML3 No. of Units	34,712	36,467	38,106	35,902	38,289	649	652	—	—	—
NYWealthmark ML3 No. of Units	8,850	8,964	23,940	32,320	32,448	38,234	43,521	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.581	16.076	17.147	15.550	14.937	15.227	14.647	—	—	—
Value at End of Year	20.545	18.581	16.076	17.147	15.550	14.937	15.227	14.647	—	—
Wealthmark ML3 No. of Units	9,225	9,799	10,357	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	6,971	7,476	14,563	15,641	16,659	31,715	37,473	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.886	13.765	14.703	13.354	12.847	13.116	12.635	12.500	—	—
Value at End of Year	17.538	15.886	13.765	14.703	13.354	12.847	13.116	12.635	—	—
Wealthmark ML3 No. of Units	114,243	117,439	140,365	146,531	152,585	158,970	188,957	6,256	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.837	13.730	14.674	13.333	12.833	12.500	—	—	—	—
Value at End of Year	—	15.837	13.730	14.674	13.333	12.833	—	—	—	—
Wealthmark ML3 No. of Units	—	3,075	3,183	3,313	3,427	3,548	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.694	13.626	12.500	—	—	—	—	—	—	—
Value at End of Year	17.291	15.694	13.626	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	11,113	3,649	3,800	—	—	—	—	—	—	—

Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	15.761	14.278	14.838	14.132	13.792	14.026	13.527	—	—	—
Value at End of Year	17.135	15.761	14.278	14.838	14.132	13.792	14.026	13.527	—	—
Wealthmark ML3 No. of Units	8,008	8,264	9,280	3,892	771	778	786	—	—	—
NYWealthmark ML3 No. of Units	3,064	3,092	3,121	3,152	3,179	3,207	3,233	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.694	14.224	14.790	14.093	13.760	14.001	13.510	—	—	—
Value at End of Year	17.053	15.694	14.224	14.790	14.093	13.760	14.001	13.510	—	—
NYWealthmark ML3 No. of Units	7,827	8,394	9,303	9,231	9,278	9,325	9,983	—	—	—

U-17

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.405	13.076	13.617	12.994	12.707	12.948	12.512	—	—	—
Value at End of Year	15.629	14.405	13.076	13.617	12.994	12.707	12.948	12.512	—	—
Wealthmark ML3 No. of Units	9,687	9,717	8,118	8,160	8,359	8,566	6,819	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	14.362	13.043	12.500	—	—	—	—	—	—	—
Value at End of Year	15.574	14.362	13.043	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	3,920	4,092	4,111	—	—	—	—	—	—	—

Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	20.807	17.453	18.940	16.613	15.782	16.085	15.444	—	—	—
Value at End of Year	23.202	20.807	17.453	18.940	16.613	15.782	16.085	15.444	—	—
Wealthmark ML3 No. of Units	129,639	126,789	135,498	150,463	33,676	5,354	2,663	—	—	—
NYWealthmark ML3 No. of Units	45,027	49,821	72,066	70,322	58,969	104,706	108,884	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.718	17.387	18.878	16.567	15.746	16.056	15.424	—	—	—
Value at End of Year	23.092	20.718	17.387	18.878	16.567	15.746	16.056	15.424	—	—
Wealthmark ML3 No. of Units	40,768	40,951	43,241	49,249	16,215	15,644	16,454	—	—	—
NYWealthmark ML3 No. of Units	78,575	83,293	108,846	118,416	86,512	71,279	85,103	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.924	14.224	15.467	13.594	12.940	13.214	12.713	—	—	—
Value at End of Year	18.834	16.924	14.224	15.467	13.594	12.940	13.214	12.713	—	—
Wealthmark ML3 No. of Units	144,075	153,754	217,350	248,458	145,483	132,056	403,127	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	16.872	14.188	15.436	12.500	—	—	—	—	—	—
Value at End of Year	18.768	16.872	14.188	15.436	—	—	—	—	—	—
Wealthmark ML3 No. of Units	14,490	17,755	19,190	23,409	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.720	14.080	15.342	13.511	12.500	—	—	—	—	—
Value at End of Year	18.570	16.720	14.080	15.342	13.511	—	—	—	—	—
Wealthmark ML3 No. of Units	17,389	7,195	8,731	9,957	215	—	—	—	—	—

Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)

Contracts with no Optional Benefits
Value at Start of Year	17.786	15.626	16.511	15.220	14.698	14.958	14.399	—	—	—
Value at End of Year	19.571	17.786	15.626	16.511	15.220	14.698	14.958	14.399	—	—
Wealthmark ML3 No. of Units	1,633	1,745	1,861	4,424	8,059	3,993	—	—	—	—
NYWealthmark ML3 No. of Units	12,926	13,800	31,227	31,896	32,567	33,479	34,495	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.711	15.568	16.457	15.179	14.664	14.932	14.381	—	—	—
Value at End of Year	19.478	17.711	15.568	16.457	15.179	14.664	14.932	14.381	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	6,579	—	—	—
NYWealthmark ML3 No. of Units	234	255	274	2,397	3,758	5,541	11,712	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.383	13.542	14.337	13.243	12.814	13.067	12.603	—	—	—
Value at End of Year	16.892	15.383	13.542	14.337	13.243	12.814	13.067	12.603	—	—
Wealthmark ML3 No. of Units	23,422	18,492	20,560	21,859	40,140	41,389	42,897	—	—	—

Managed Volatility Aggressive Portfolio (merged into Managed Volatility Growth Portfolio eff 4-23-21) - Series II Shares (units first credited 05-01-2006)

Contracts with no Optional Benefits
Value at Start of Year	18.608	15.683	17.448	14.471	14.472	15.661	15.718	12.638	11.036	12.028
Value at End of Year	17.380	18.608	15.683	17.448	14.471	14.472	15.661	15.718	12.638	11.036
Wealthmark ML3 No. of Units	5,424	5,511	5,660	5,903	6,098	6,233	6,422	6,618	12,716	12,972
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	8,106	8,162	8,219

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.481	15.583	17.346	14.394	14.402	15.593	15.658	12.596	11.005	12.000
Value at End of Year	17.253	18.481	15.583	17.346	14.394	14.402	15.593	15.658	12.596	11.005
Wealthmark ML3 No. of Units	24,038	24,226	24,395	46,628	46,925	56,472	56,792	57,096	57,438	57,793
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	349	351	354

U-18

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.106	15.290	17.045	14.166	14.195	15.391	15.479	12.471	10.912	11.916
Value at End of Year	16.877	18.106	15.290	17.045	14.166	14.195	15.391	15.479	12.471	10.912
Wealthmark ML3 No. of Units	2,133	2,150	2,164	2,177	2,191	2,206	14,438	23,053	10,832	9,842

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.617	14.907	16.652	13.866	13.923	15.127	15.243	12.305	10.789	11.805
Value at End of Year	16.389	17.617	14.907	16.652	13.866	13.923	15.127	15.243	12.305	10.789
Wealthmark ML3 No. of Units	15,896	11,952	11,978	12,002	7,803	7,803	7,803	7,803	1,180	1,187

Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 05-01-2006)

Contracts with no Optional Benefits
Value at Start of Year	19.309	16.674	17.852	15.944	15.494	16.138	15.771	14.246	12.967	13.127
Value at End of Year	19.286	19.309	16.674	17.852	15.944	15.494	16.138	15.771	14.246	12.967
Wealthmark ML3 No. of Units	580,663	677,586	735,900	873,747	1,011,627	1,242,631	1,394,993	1,684,084	1,894,012	2,110,895
NYWealthmark ML3 No. of Units	17,815	17,876	17,935	17,993	18,056	16,039	16,100	58,432	71,229	73,140

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.177	16.568	17.748	15.859	15.420	16.068	15.710	14.199	12.930	13.097
Value at End of Year	19.145	19.177	16.568	17.748	15.859	15.420	16.068	15.710	14.199	12.930
Wealthmark ML3 No. of Units	14,222	14,244	16,931	17,030	9,340	9,408	12,344	15,872	25,499	36,611
NYWealthmark ML3 No. of Units	8,465	14,504	17,873	19,283	30,910	37,613	47,084	98,389	114,040	137,209

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.788	16.256	17.440	15.607	15.198	15.860	15.531	14.058	12.821	13.005
Value at End of Year	18.728	18.788	16.256	17.440	15.607	15.198	15.860	15.531	14.058	12.821
Wealthmark ML3 No. of Units	375,041	405,081	444,022	495,330	538,777	581,730	695,141	1,019,818	1,246,306	1,399,103

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	18.660	16.154	17.339	15.524	15.124	15.792	15.471	14.011	12.785	12.975
Value at End of Year	18.591	18.660	16.154	17.339	15.524	15.124	15.792	15.471	14.011	12.785
Wealthmark ML3 No. of Units	1,902	1,916	1,928	1,939	1,951	1,962	7,458	6,570	36,881	37,878

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	18.281	15.849	17.038	15.278	14.906	15.587	15.294	13.871	12.676	12.884
Value at End of Year	18.186	18.281	15.849	17.038	15.278	14.906	15.587	15.294	13.871	12.676
Wealthmark ML3 No. of Units	27,694	45,710	47,465	52,888	45,836	48,052	58,385	88,275	106,871	156,661

Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 05-01-2006)

Contracts with no Optional Benefits
Value at Start of Year	18.857	16.939	17.645	16.660	16.237	16.533	16.032	15.718	14.761	14.423
Value at End of Year	19.129	18.857	16.939	17.645	16.660	16.237	16.533	16.032	15.718	14.761
Wealthmark ML3 No. of Units	70,214	80,808	94,990	101,620	109,623	103,373	124,202	140,282	255,721	229,519
NYWealthmark ML3 No. of Units	—	—	—	—	—	338	369	2,744	9,122	16,582

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.729	16.832	17.542	16.571	16.159	16.461	15.970	15.666	14.719	14.389
Value at End of Year	18.989	18.729	16.832	17.542	16.571	16.159	16.461	15.970	15.666	14.719
Wealthmark ML3 No. of Units	3,015	3,317	7,068	14,559	16,829	29,291	43,812	60,904	67,578	68,392
NYWealthmark ML3 No. of Units	—	—	—	—	—	15,858	15,995	—	24,778	16,648

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.348	16.515	17.237	16.308	15.926	16.248	15.788	15.510	14.595	14.289
Value at End of Year	18.576	18.348	16.515	17.237	16.308	15.926	16.248	15.788	15.510	14.595
Wealthmark ML3 No. of Units	34,982	38,899	49,202	72,091	100,184	127,179	135,846	136,340	175,062	185,798

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	18.223	16.411	17.137	16.221	15.849	16.178	15.727	15.458	13.345	—
Value at End of Year	18.440	18.223	16.411	17.137	16.221	15.849	16.178	15.727	15.458	—
Wealthmark ML3 No. of Units	2,964	1,705	1,718	1,730	1,741	1,752	1,763	1,773	1,783	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.853	16.102	16.840	15.964	15.621	15.969	15.547	15.304	14.430	14.156
Value at End of Year	18.038	17.853	16.102	16.840	15.964	15.621	15.969	15.547	15.304	14.430
Wealthmark ML3 No. of Units	20,131	36,420	36,420	36,420	29,794	32,821	32,844	32,865	42,093	33,348

Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 05-01-2006)

Contracts with no Optional Benefits
Value at Start of Year	18.887	16.092	17.536	15.063	14.846	15.857	15.799	13.487	12.072	12.498
Value at End of Year	18.278	18.887	16.092	17.536	15.063	14.846	15.857	15.799	13.487	12.072
Wealthmark ML3 No. of Units	649,360	726,271	816,501	923,572	1,026,301	1,140,315	1,309,555	1,522,734	1,550,888	1,696,334
NYWealthmark ML3 No. of Units	6,717	6,737	6,755	17,066	17,132	11,501	19,702	132,099	145,847	155,402

U-19

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.758	15.991	17.434	14.983	14.775	15.788	15.738	13.442	12.038	12.469
Value at End of Year	18.145	18.758	15.991	17.434	14.983	14.775	15.788	15.738	13.442	12.038
Wealthmark ML3 No. of Units	38,486	40,731	44,831	50,091	58,207	72,932	77,100	77,497	99,437	58,023
NYWealthmark ML3 No. of Units	35,779	38,611	44,714	51,804	53,333	42,677	44,494	153,220	195,631	296,917

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.377	15.689	17.131	14.745	14.562	15.584	15.558	13.308	11.936	12.382
Value at End of Year	17.750	18.377	15.689	17.131	14.745	14.562	15.584	15.558	13.308	11.936
Wealthmark ML3 No. of Units	361,533	424,950	523,321	613,501	684,954	777,308	917,164	1,473,664	1,700,047	1,917,412

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	18.252	15.590	17.032	14.666	14.492	15.517	15.498	13.264	11.903	12.353
Value at End of Year	17.620	18.252	15.590	17.032	14.666	14.492	15.517	15.498	13.264	11.903
Wealthmark ML3 No. of Units	8,316	11,149	20,827	22,105	23,331	24,685	26,119	21,264	20,125	33,915

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.881	15.296	16.736	14.433	14.283	15.316	15.321	13.132	11.802	12.267
Value at End of Year	17.236	17.881	15.296	16.736	14.433	14.283	15.316	15.321	13.132	11.802
Wealthmark ML3 No. of Units	20,656	39,120	40,524	45,370	48,945	66,137	59,472	80,209	108,995	117,836

Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 05-01-2006)

Contracts with no Optional Benefits
Value at Start of Year	19.910	17.385	18.437	16.787	16.235	16.692	16.211	14.986	13.789	13.725
Value at End of Year	20.181	19.910	17.385	18.437	16.787	16.235	16.692	16.211	14.986	13.789
Wealthmark ML3 No. of Units	198,537	228,342	284,577	336,267	346,417	355,427	400,845	438,302	517,843	547,062
NYWealthmark ML3 No. of Units	14,010	14,475	14,943	14,838	15,290	11,462	13,060	49,874	45,026	46,237

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.774	17.275	18.329	16.697	16.156	16.620	16.149	14.936	13.750	13.693
Value at End of Year	20.034	19.774	17.275	18.329	16.697	16.156	16.620	16.149	14.936	13.750
Wealthmark ML3 No. of Units	—	311	784	1,337	38,297	2,506	5,664	23,966	29,082	29,433
NYWealthmark ML3 No. of Units	7,674	8,466	8,973	17,546	18,107	21,233	27,071	43,972	44,817	60,042

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	19.373	16.950	18.011	16.432	15.924	16.405	15.964	14.788	13.633	13.597
Value at End of Year	19.597	19.373	16.950	18.011	16.432	15.924	16.405	15.964	14.788	13.633
Wealthmark ML3 No. of Units	62,219	75,756	96,159	93,867	107,956	104,937	146,670	210,401	261,114	294,907

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	19.241	16.843	17.907	16.345	15.847	16.334	15.903	14.738	13.595	13.566
Value at End of Year	19.454	19.241	16.843	17.907	16.345	15.847	16.334	15.903	14.738	13.595
Wealthmark ML3 No. of Units	9,130	14,755	15,398	16,595	17,708	22,653	24,614	26,552	28,462	37,123

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	18.850	16.526	17.596	16.085	15.619	16.123	15.721	14.591	13.480	13.471
Value at End of Year	19.030	18.850	16.526	17.596	16.085	15.619	16.123	15.721	14.591	13.480
Wealthmark ML3 No. of Units	2,202	10,480	11,002	11,545	5,817	7,008	7,468	10,073	29,593	11,375

Mid Cap Index Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	43.345	35.131	40.432	35.584	30.167	31.553	29.397	22.512	19.513	20.338
Value at End of Year	48.168	43.345	35.131	40.432	35.584	30.167	31.553	29.397	22.512	19.513
Wealthmark ML3 No. of Units	40,150	45,849	52,127	64,890	72,284	82,259	94,940	122,630	154,131	183,393
NYWealthmark ML3 No. of Units	3,085	3,842	4,359	4,316	5,322	7,638	7,726	12,026	17,371	19,892

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	41.112	33.338	38.388	33.802	28.670	30.003	27.967	21.427	18.582	19.378
Value at End of Year	45.664	41.112	33.338	38.388	33.802	28.670	30.003	27.967	21.427	18.582
Wealthmark ML3 No. of Units	22,650	23,978	27,565	32,623	35,837	41,764	44,347	52,806	74,037	82,081
NYWealthmark ML3 No. of Units	22,010	25,916	27,124	29,588	33,841	36,472	41,248	60,289	73,387	76,241

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	40.038	32.516	37.498	33.067	28.089	29.439	27.483	21.088	18.315	19.128
Value at End of Year	44.404	40.038	32.516	37.498	33.067	28.089	29.439	27.483	21.088	18.315
Wealthmark ML3 No. of Units	63,408	81,117	90,733	97,894	107,104	101,366	110,727	137,771	150,118	165,508

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	39.687	32.247	37.206	32.826	27.898	29.253	27.323	20.976	18.227	19.046
Value at End of Year	43.992	39.687	32.247	37.206	32.826	27.898	29.253	27.323	20.976	18.227
Wealthmark ML3 No. of Units	14,590	15,236	15,406	15,019	15,087	15,573	17,355	19,563	20,633	20,940

U-20

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	46.801	38.084	44.008	38.886	33.098	34.758	32.513	24.997	21.755	22.766
Value at End of Year	51.801	46.801	38.084	44.008	38.886	33.098	34.758	32.513	24.997	21.755
Wealthmark ML3 No. of Units	5,560	6,028	6,259	6,071	7,955	8,815	9,932	12,224	13,609	14,097

Mid Cap Stock Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	50.143	37.972	39.279	31.133	31.523	31.190	29.408	21.902	18.251	20.478
Value at End of Year	81.389	50.143	37.972	39.279	31.133	31.523	31.190	29.408	21.902	18.251
Wealthmark ML3 No. of Units	1,108	1,551	3,058	3,648	3,355	4,512	4,617	6,053	5,622	9,286

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	52.336	39.653	41.038	32.543	32.967	32.635	30.787	22.940	19.126	21.470
Value at End of Year	84.906	52.336	39.653	41.038	32.543	32.967	32.635	30.787	22.940	19.126
Wealthmark ML3 No. of Units	2,756	3,106	3,251	3,646	3,459	3,934	4,014	4,655	8,661	10,059
NYWealthmark ML3 No. of Units	1,435	1,373	1,381	1,397	727	695	749	6,200	7,880	8,184

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	50.969	38.675	40.087	31.836	32.299	32.022	30.254	22.576	18.851	21.193
Value at End of Year	82.564	50.969	38.675	40.087	31.836	32.299	32.022	30.254	22.576	18.851
Wealthmark ML3 No. of Units	2,007	3,433	3,558	5,223	6,639	6,634	7,550	7,276	5,065	4,514

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	30.078	22.457	18.760	21.102
Value at End of Year	—	—	—	—	—	—	—	30.078	22.457	18.760
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	1,038	1,045	1,051

Mid Value Trust - Series II Shares (units first credited 10-21-2016)

Contracts with no Optional Benefits
Value at Start of Year	33.904	28.927	33.019	30.184	28.027	—	—	—	—	—
Value at End of Year	36.476	33.904	28.927	33.019	30.184	—	—	—	—	—
Wealthmark ML3 No. of Units	312	304	299	—	—	—	—	—	—	—

Money Market Trust - NAV Shares (units first credited 4-29-2016)

Contracts with no Optional Benefits
Value at Start of Year	12.281	12.242	12.251	12.375	12.500	—	—	—	—	—
Value at End of Year	12.119	12.281	12.242	12.251	12.375	—	—	—	—	—
Wealthmark ML3 No. of Units	23,841	26,011	25,738	27,768	41,119	—	—	—	—	—
NYWealthmark ML3 No. of Units	743	1,250	2,130	2,042	2,077	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.258	12.226	12.241	12.371	12.500	—	—	—	—	—
Value at End of Year	12.091	12.258	12.226	12.241	12.371	—	—	—	—	—
Wealthmark ML3 No. of Units	35,028	36,115	39,774	43,596	49,016	—	—	—	—	—
NYWealthmark ML3 No. of Units	23,039	23,745	24,271	11,406	31,932	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.191	12.177	12.211	12.359	12.500	—	—	—	—	—
Value at End of Year	12.006	12.191	12.177	12.211	12.359	—	—	—	—	—
Wealthmark ML3 No. of Units	35,376	36,788	41,932	46,517	59,465	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	12.168	12.160	12.200	12.355	12.500	—	—	—	—	—
Value at End of Year	11.978	12.168	12.160	12.200	12.355	—	—	—	—	—
Wealthmark ML3 No. of Units	7,822	8,183	8,421	23,225	23,417	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.102	12.112	12.170	12.342	12.500	—	—	—	—	—
Value at End of Year	11.894	12.102	12.112	12.170	12.342	—	—	—	—	—
Wealthmark ML3 No. of Units	8,630	9,275	9,746	13,923	18,621	—	—	—	—	—

Money Market Trust B (merged into Money Market Trust eff 04-29-2016) - NAV Shares (units first credited 5-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	11.482	11.673	11.867	12.063	12.259	12.452
Value at End of Year	—	—	—	—	—	11.482	11.673	11.867	12.063	12.259
Wealthmark ML3 No. of Units	—	—	—	—	—	69,435	86,865	151,200	201,808	172,712
NYWealthmark ML3 No. of Units	—	—	—	—	—	2,297	3,539	8,283	10,002	9,773

U-21

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	11.433	11.628	11.828	12.029	12.230	12.429
Value at End of Year	—	—	—	—	—	11.433	11.628	11.828	12.029	12.230
Wealthmark ML3 No. of Units	—	—	—	—	—	57,764	62,533	73,535	123,334	131,158
NYWealthmark ML3 No. of Units	—	—	—	—	—	35,167	40,350	72,144	110,874	91,757

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	11.285	11.495	11.710	11.927	12.145	12.361
Value at End of Year	—	—	—	—	—	11.285	11.495	11.710	11.927	12.145
Wealthmark ML3 No. of Units	—	—	—	—	—	82,331	110,410	149,911	197,201	232,074

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	11.236	11.451	11.671	11.893	12.117	12.338
Value at End of Year	—	—	—	—	—	11.236	11.451	11.671	11.893	12.117
Wealthmark ML3 No. of Units	—	—	—	—	—	30,280	31,077	31,848	36,526	20,766

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	11.091	11.320	11.555	11.792	12.032	12.271
Value at End of Year	—	—	—	—	—	11.091	11.320	11.555	11.792	12.032
Wealthmark ML3 No. of Units	—	—	—	—	—	22,409	26,081	29,374	29,809	32,388

Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	33.968	33.559	34.045	43.469
Value at End of Year	—	—	—	—	—	—	—	33.968	33.559	34.045
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	4,375	4,340	6,109
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	30	986	924

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	33.788	33.398	33.898	43.303
Value at End of Year	—	—	—	—	—	—	—	33.788	33.398	33.898
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	3,465	3,827	4,728
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	346	509	715

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	33.251	32.917	33.461	42.808
Value at End of Year	—	—	—	—	—	—	—	33.251	32.917	33.461
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	13,379	12,144	11,774

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	33.074	32.758	33.316	42.644
Value at End of Year	—	—	—	—	—	—	—	33.074	32.758	33.316
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	179	185	191

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	32.549	32.287	32.886	42.157
Value at End of Year	—	—	—	—	—	—	—	32.549	32.287	32.886
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	1,234	1,103	987

Opportunistic Fixed Income Trust (formerly Global Bond Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	23.213	22.246	23.087	21.635	21.372	22.569	22.466	24.213	23.048	21.526
Value at End of Year	25.945	23.213	22.246	23.087	21.635	21.372	22.569	22.466	24.213	23.048
Wealthmark ML3 No. of Units	6,354	5,370	5,159	5,724	5,455	5,733	6,473	11,073	17,748	13,496

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.013	21.107	21.916	20.548	20.308	21.456	21.369	23.041	21.944	20.505
Value at End of Year	24.591	22.013	21.107	21.916	20.548	20.308	21.456	21.369	23.041	21.944
Wealthmark ML3 No. of Units	387	1,137	1,198	1,492	759	786	814	2,405	2,261	2,353
NYWealthmark ML3 No. of Units	701	704	760	1,276	1,286	1,582	1,769	2,729	3,228	3,520

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	21.438	20.586	21.408	20.102	19.897	21.053	20.999	22.677	21.629	20.241
Value at End of Year	23.913	21.438	20.586	21.408	20.102	19.897	21.053	20.999	22.677	21.629
Wealthmark ML3 No. of Units	7,024	7,397	7,196	7,477	12,496	12,850	18,162	20,985	19,110	17,195

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	20.877	22.556	21.526	20.154
Value at End of Year	—	—	—	—	—	—	—	20.877	22.556	21.526
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	2,866	2,884	2,911

U-22

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.246	16.594	17.291	16.268	16.134	17.106	17.097	18.499	17.681	16.579
Value at End of Year	19.198	17.246	16.594	17.291	16.268	16.134	17.106	17.097	18.499	17.681
Wealthmark ML3 No. of Units	4,385	665	670	674	679	2,225	2,312	11,385	10,548	10,813

Real Estate Securities Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	48.125	37.902	39.993	38.334	36.527	36.242	28.013	28.587	24.823	23.102
Value at End of Year	44.591	48.125	37.902	39.993	38.334	36.527	36.242	28.013	28.587	24.823
Wealthmark ML3 No. of Units	14,820	14,633	15,730	17,909	17,899	19,661	23,954	37,028	38,985	40,555
NYWealthmark ML3 No. of Units	3,483	3,600	3,812	3,911	4,240	4,718	5,126	8,272	10,470	10,836

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	51.411	40.510	42.767	41.013	39.100	38.813	30.016	30.646	26.625	24.790
Value at End of Year	47.612	51.411	40.510	42.767	41.013	39.100	38.813	30.016	30.646	26.625
Wealthmark ML3 No. of Units	3,042	2,821	3,133	5,433	5,550	5,761	6,457	9,472	14,651	13,672
NYWealthmark ML3 No. of Units	5,749	7,456	8,146	8,500	9,221	10,516	15,338	20,799	26,518	26,914

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	50.068	39.511	41.775	40.122	38.307	38.084	29.496	30.161	26.242	24.471
Value at End of Year	46.299	50.068	39.511	41.775	40.122	38.307	38.084	29.496	30.161	26.242
Wealthmark ML3 No. of Units	2,883	12,367	15,101	17,073	18,568	20,126	22,591	26,480	27,663	29,513

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	49.628	39.184	41.450	39.830	38.047	37.844	29.325	30.001	26.116	24.366
Value at End of Year	—	49.628	39.184	41.450	39.830	38.047	37.844	29.325	30.001	26.116
Wealthmark ML3 No. of Units	—	558	561	564	567	570	900	872	885	898

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	47.208	37.329	39.547	38.058	36.409	36.269	28.146	28.839	25.143	23.492
Value at End of Year	43.566	47.208	37.329	39.547	38.058	36.409	36.269	28.146	28.839	25.143
Wealthmark ML3 No. of Units	1,876	1,742	1,797	1,960	2,603	2,591	2,714	5,358	4,637	4,573

Science & Technology Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	44.401	32.771	33.582	24.244	22.789	21.756	19.625	13.926	12.846	14.190
Value at End of Year	68.634	44.401	32.771	33.582	24.244	22.789	21.756	19.625	13.926	12.846
Wealthmark ML3 No. of Units	1,718	2,505	2,984	2,744	1,865	2,327	3,487	3,426	3,811	3,611
NYWealthmark ML3 No. of Units	—	1,757	1,910	2,036	2,054	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	55.517	40.996	42.032	30.359	28.551	27.270	24.612	17.474	16.126	17.823
Value at End of Year	85.774	55.517	40.996	42.032	30.359	28.551	27.270	24.612	17.474	16.126
Wealthmark ML3 No. of Units	6,336	6,526	6,834	7,156	7,504	1,214	1,662	1,470	2,894	2,980
NYWealthmark ML3 No. of Units	2,731	2,334	2,356	2,269	145	163	599	663	949	967

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	54.067	39.985	41.057	29.699	27.973	26.758	24.186	17.197	15.894	17.593
Value at End of Year	83.408	54.067	39.985	41.057	29.699	27.973	26.758	24.186	17.197	15.894
Wealthmark ML3 No. of Units	1,989	502	3,262	3,466	5,372	6,928	8,097	6,125	7,483	6,890

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	61.748	45.757	47.079	34.123	32.204	30.867	27.956	19.917	19.214	—
Value at End of Year	95.068	61.748	45.757	47.079	34.123	32.204	30.867	27.956	19.917	—
Wealthmark ML3 No. of Units	849	323	357	375	1,498	1,506	1,528	1,058	1,058	—

Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)

Contracts with no Optional Benefits
Value at Start of Year	11.784	11.611	11.731	11.881	12.025	12.181	12.268	12.605	12.689	12.577
Value at End of Year	11.984	11.784	11.611	11.731	11.881	12.025	12.181	12.268	12.605	12.689
Wealthmark ML3 No. of Units	39,072	1,588	1,546	1,589	1,552	1,189	1,427	4,218	5,778	56,545

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.727	11.561	11.686	11.842	11.991	12.152	12.245	12.589	12.678	12.572
Value at End of Year	11.920	11.727	11.561	11.686	11.842	11.991	12.152	12.245	12.589	12.678
Wealthmark ML3 No. of Units	6,516	6,429	6,301	8,486	8,617	8,585	8,704	11,016	11,121	10,977
NYWealthmark ML3 No. of Units	15,262	7,771	10,902	12,304	15,196	13,241	25,984	9,748	8,510	8,933

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.558	11.411	11.552	11.724	11.889	12.067	12.178	12.538	12.646	12.560
Value at End of Year	11.731	11.558	11.411	11.552	11.724	11.889	12.067	12.178	12.538	12.646
Wealthmark ML3 No. of Units	3,515	3,733	6,216	7,142	7,647	8,121	9,553	9,196	12,234	25,610

U-23

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.471	12.604	12.543
Value at End of Year	—	—	—	—	—	—	—	12.089	12.471	12.604
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	4,246	4,081	3,717

Small Cap Index Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	36.500	29.739	34.185	30.437	25.635	27.374	26.655	19.588	17.195	18.332
Value at End of Year	42.742	36.500	29.739	34.185	30.437	25.635	27.374	26.655	19.588	17.195
Wealthmark ML3 No. of Units	64,869	73,889	82,582	99,421	111,216	121,379	142,275	183,831	252,207	294,470
NYWealthmark ML3 No. of Units	7,981	8,605	12,028	15,131	18,865	20,863	21,637	30,013	36,217	36,473

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	34.998	28.530	32.812	29.228	24.630	26.314	25.635	18.848	16.554	17.657
Value at End of Year	40.963	34.998	28.530	32.812	29.228	24.630	26.314	25.635	18.848	16.554
Wealthmark ML3 No. of Units	42,205	47,391	51,035	52,346	59,154	64,288	69,261	79,124	123,679	133,886
NYWealthmark ML3 No. of Units	19,151	23,443	26,516	29,506	34,755	37,615	44,251	69,868	87,959	88,006

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	34.084	27.826	32.051	28.593	24.131	25.819	25.191	18.549	16.316	17.429
Value at End of Year	39.833	34.084	27.826	32.051	28.593	24.131	25.819	25.191	18.549	16.316
Wealthmark ML3 No. of Units	56,649	74,519	85,935	94,293	99,557	97,422	119,350	157,859	185,350	205,456

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	33.785	27.595	31.801	28.384	23.967	25.657	25.045	18.451	16.238	17.354
Value at End of Year	39.463	33.785	27.595	31.801	28.384	23.967	25.657	25.045	18.451	16.238
Wealthmark ML3 No. of Units	53,719	62,982	64,805	69,312	70,635	74,445	79,226	86,613	101,276	102,368

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	40.780	33.359	38.501	34.416	29.103	31.202	30.504	22.506	19.836	21.232
Value at End of Year	47.562	40.780	33.359	38.501	34.416	29.103	31.202	30.504	22.506	19.836
Wealthmark ML3 No. of Units	8,894	10,091	10,647	11,983	21,194	22,062	23,080	28,125	32,495	33,997

Small Cap Opportunities Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	39.461	32.028	37.874	34.729	29.608	31.800	31.655	22.999	20.052	21.086
Value at End of Year	42.560	39.461	32.028	37.874	34.729	29.608	31.800	31.655	22.999	20.052
Wealthmark ML3 No. of Units	593	584	602	990	954	1,609	1,590	1,340	687	605
NYWealthmark ML3 No. of Units	—	—	—	—	170	171	172	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	39.133	31.778	37.598	34.493	29.421	31.615	31.486	22.888	19.965	21.005
Value at End of Year	42.186	39.133	31.778	37.598	34.493	29.421	31.615	31.486	22.888	19.965
Wealthmark ML3 No. of Units	2,297	2,334	2,455	2,599	7,931	8,122	8,310	3,177	3,173	3,313
NYWealthmark ML3 No. of Units	—	—	—	—	1,095	1,237	1,168	1,148	1,268	4,159

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	38.167	31.040	36.780	33.793	28.867	31.066	30.986	22.558	19.707	20.765
Value at End of Year	41.082	38.167	31.040	36.780	33.793	28.867	31.066	30.986	22.558	19.707
Wealthmark ML3 No. of Units	1,632	1,707	1,877	2,174	2,301	2,809	5,152	5,018	4,879	5,296
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	30.332	22.126	19.369	20.449
Value at End of Year	—	—	—	—	—	—	—	30.332	22.126	19.369
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	970	1,250	1,278

Small Cap Stock Trust (formerly Small Cap Growth Trust) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	40.562	29.937	32.191	25.916	25.794	28.835	27.310	19.309	16.882	18.457
Value at End of Year	60.337	40.562	29.937	32.191	25.916	25.794	28.835	27.310	19.309	16.882
Wealthmark ML3 No. of Units	899	720	192	1,765	1,788	1,816	2,374	2,417	2,511	2,694
NYWealthmark ML3 No. of Units	—	1,694	1,875	1,906	1,935	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	40.266	29.733	31.988	25.765	25.657	28.696	27.192	19.235	16.826	18.405
Value at End of Year	59.866	40.266	29.733	31.988	25.765	25.657	28.696	27.192	19.235	16.826
Wealthmark ML3 No. of Units	1,782	1,792	1,865	2,093	2,171	2,258	2,349	4,740	9,579	8,693
NYWealthmark ML3 No. of Units	1,427	1,434	1,442	1,437	—	—	130	1,797	227	227

U-24

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	39.389	29.130	31.386	25.318	25.250	28.283	26.841	19.015	16.659	18.249
Value at End of Year	58.474	39.389	29.130	31.386	25.318	25.250	28.283	26.841	19.015	16.659
Wealthmark ML3 No. of Units	794	838	879	972	1,012	1,052	1,083	1,190	1,448	1,610

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	38.250	28.344	30.600	24.733	24.716	27.741	26.379	18.725	16.438	18.043
Value at End of Year	56.669	38.250	28.344	30.600	24.733	24.716	27.741	26.379	18.725	16.438
Wealthmark ML3 No. of Units	1,056	192	264	264	264	264	673	1,228	1,434	1,450

Small Cap Value Trust - Series II Shares (units first credited 11-09-2007)

Contracts with no Optional Benefits
Value at Start of Year	35.412	28.497	33.173	32.584	27.053	27.941	26.559	20.301	17.870	18.014
Value at End of Year	32.411	35.412	28.497	33.173	32.584	27.053	27.941	26.559	20.301	17.870
Wealthmark ML3 No. of Units	4,718	4,149	4,857	4,666	4,588	5,304	5,625	6,972	8,611	7,549
NYWealthmark ML3 No. of Units	—	184	186	187	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	35.153	28.303	32.964	32.394	26.909	27.807	26.444	20.223	17.810	17.963
Value at End of Year	32.158	35.153	28.303	32.964	32.394	26.909	27.807	26.444	20.223	17.810
Wealthmark ML3 No. of Units	2,775	2,788	2,875	5,480	5,726	3,446	3,290	6,922	6,392	10,118
NYWealthmark ML3 No. of Units	1,305	496	3,551	2,102	539	568	711	751	839	844

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	34.388	27.728	32.343	31.832	26.481	27.406	26.102	19.992	17.633	17.811
Value at End of Year	31.410	34.388	27.728	32.343	31.832	26.481	27.406	26.102	19.992	17.633
Wealthmark ML3 No. of Units	542	567	644	675	2,740	2,819	4,075	4,619	4,725	2,393

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	26.881	25.653	19.687	17.399	17.610
Value at End of Year	—	—	—	—	—	—	26.881	25.653	19.687	17.399
Wealthmark ML3 No. of Units	—	—	—	—	—	—	434	1,558	1,758	1,787

Small Company Value Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	44.836	36.402	42.587	38.913	29.959	32.329	32.907	25.459	22.293	22.938
Value at End of Year	48.101	44.836	36.402	42.587	38.913	29.959	32.329	32.907	25.459	22.293
Wealthmark ML3 No. of Units	374	1,148	1,003	1,120	1,223	1,243	1,700	1,805	3,106	2,903

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	39.453	32.048	37.512	34.293	26.415	28.519	29.044	22.481	19.695	20.275
Value at End of Year	42.305	39.453	32.048	37.512	34.293	26.415	28.519	29.044	22.481	19.695
Wealthmark ML3 No. of Units	359	346	359	222	338	340	226	663	518	7,580
NYWealthmark ML3 No. of Units	48	1,981	—	242	1,159	1,372	1,298	1,239	1,292	1,282

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	38.423	31.258	36.642	33.548	25.880	27.984	28.541	22.125	19.413	20.014
Value at End of Year	41.138	38.423	31.258	36.642	33.548	25.880	27.984	28.541	22.125	19.413
Wealthmark ML3 No. of Units	2,039	2,074	2,122	2,287	2,363	2,445	3,251	5,869	4,301	3,121

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	42.486	34.632	40.680	37.319	28.847	31.254	31.940	24.809	21.812	22.533
Value at End of Year	45.397	42.486	34.632	40.680	37.319	28.847	31.254	31.940	24.809	21.812
Wealthmark ML3 No. of Units	1,698	1,503	1,494	609	568	696	658	677	762	758

Strategic Income Opportunities Trust - Series II Shares (units first credited 11-08-2010)

Contracts with no Optional Benefits
Value at Start of Year	22.869	20.993	22.536	21.742	21.055	21.190	20.548	20.163	18.205	18.164
Value at End of Year	24.376	22.869	20.993	22.536	21.742	21.055	21.190	20.548	20.163	18.205
Wealthmark ML3 No. of Units	1,675	1,688	1,633	2,155	2,370	2,526	2,530	3,532	6,633	7,559
NYWealthmark ML3 No. of Units	—	811	818	823	519	523	527	—	—	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.691	20.840	22.382	21.605	20.932	21.078	20.449	20.076	18.135	18.104
Value at End of Year	24.173	22.691	20.840	22.382	21.605	20.932	21.078	20.449	20.076	18.135
Wealthmark ML3 No. of Units	2,234	2,286	2,329	3,092	3,154	3,199	2,928	3,193	3,762	2,326
NYWealthmark ML3 No. of Units	8,561	8,567	14,916	15,411	23,082	21,425	9,334	9,394	10,311	10,265

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	22.164	20.386	21.928	21.198	20.569	20.743	20.155	19.817	17.928	17.924
Value at End of Year	23.576	22.164	20.386	21.928	21.198	20.569	20.743	20.155	19.817	17.928
Wealthmark ML3 No. of Units	9,171	9,342	9,508	9,729	7,865	8,784	9,610	4,223	2,630	2,893

U-25

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	21.480	19.797	21.337	20.668	20.095	20.305	19.769	19.476	17.655	17.686
Value at End of Year	22.803	21.480	19.797	21.337	20.668	20.095	20.305	19.769	19.476	17.655
Wealthmark ML3 No. of Units	423	425	428	431	434	437	440	1,457	790	1,223

Total Bond Market Trust A (formerly Bond Index Trust A) (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.035	14.306
Value at End of Year	—	—	—	—	—	—	—	—	—	15.035
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	20,066
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	804

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	15.000	14.280
Value at End of Year	—	—	—	—	—	—	—	—	—	15.000
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	4,145
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	11,503

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	14.896	14.202
Value at End of Year	—	—	—	—	—	—	—	—	—	14.896
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	22,469

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	14.757	14.098
Value at End of Year	—	—	—	—	—	—	—	—	—	14.757
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	392

Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 11-02-2012)

Contracts with no Optional Benefits
Value at Start of Year	12.937	12.175	12.441	12.269	12.206	12.403	11.907	12.451	12.500	—
Value at End of Year	13.630	12.937	12.175	12.441	12.269	12.206	12.403	11.907	12.451	—
Wealthmark ML3 No. of Units	15,830	16,183	21,091	15,073	15,122	15,571	16,097	22,585	62,994	—
NYWealthmark ML3 No. of Units	153	161	168	176	183	446	453	461	468	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.891	12.138	12.409	12.244	12.187	12.390	11.900	12.450	12.500	—
Value at End of Year	13.574	12.891	12.138	12.409	12.244	12.187	12.390	11.900	12.450	—
Wealthmark ML3 No. of Units	265	222	387	467	666	1,332	1,341	3,163	4,237	—
NYWealthmark ML3 No. of Units	5,387	1,192	4,979	5,512	7,341	3,410	3,421	19,614	25,371	—

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.753	12.026	12.313	12.167	12.130	12.349	11.880	12.447	12.500	—
Value at End of Year	13.409	12.753	12.026	12.313	12.167	12.130	12.349	11.880	12.447	—
Wealthmark ML3 No. of Units	6,604	4,620	5,010	6,134	5,725	12,031	6,470	12,196	30,656	—

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	12.707	11.989	12.500	—	—	—	—	—	—	—
Value at End of Year	13.354	12.707	11.989	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	2,848	2,885	2,923	—	—	—	—	—	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.443	12.500	—
Value at End of Year	—	—	—	—	—	—	—	12.443	12.443	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	487	—

Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.725	19.197	19.961	18.742	18.372
Value at End of Year	—	—	—	—	—	—	19.725	19.197	19.961	18.742
Wealthmark ML3 No. of Units	—	—	—	—	—	—	68,739	78,198	102,086	93,358

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	19.560	19.046	19.814	18.613	18.255
Value at End of Year	—	—	—	—	—	—	19.560	19.046	19.814	18.613
Wealthmark ML3 No. of Units	—	—	—	—	—	—	24,156	36,461	41,546	45,150
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	4,312	17,091	31,349	29,977

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	19.192	18.716	19.500	18.346	18.020
Value at End of Year	—	—	—	—	—	—	19.192	18.716	19.500	18.346
Wealthmark ML3 No. of Units	—	—	—	—	—	—	31,859	46,808	62,511	62,559

U-26

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	18.608	19.397	18.258	17.943
Value at End of Year	—	—	—	—	—	—	—	18.608	19.397	18.258
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	5,249	5,286	8,238

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	17.159	16.767	17.504	16.501	16.240
Value at End of Year	—	—	—	—	—	—	17.159	16.767	17.504	16.501
Wealthmark ML3 No. of Units	—	—	—	—	—	—	7,773	43,377	42,896	43,217

Total Stock Market Index Trust - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	35.990	28.275	30.556	25.816	23.401	23.991	21.914	16.740	14.772	14.993
Value at End of Year	42.900	35.990	28.275	30.556	25.816	23.401	23.991	21.914	16.740	14.772
Wealthmark ML3 No. of Units	65,947	68,479	91,042	107,735	111,076	117,814	132,502	167,364	142,274	204,405
NYWealthmark ML3 No. of Units	11,963	12,320	14,258	13,460	13,732	15,374	21,722	30,674	39,587	40,012

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	37.150	29.201	31.573	26.688	24.204	24.826	22.688	17.340	15.309	15.546
Value at End of Year	44.261	37.150	29.201	31.573	26.688	24.204	24.826	22.688	17.340	15.309
Wealthmark ML3 No. of Units	17,630	18,705	23,445	29,488	29,927	31,100	34,335	40,775	53,377	57,537
NYWealthmark ML3 No. of Units	34,611	38,172	41,315	53,473	50,108	55,575	61,623	86,329	117,721	118,522

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	36.180	28.481	30.841	26.108	23.714	24.360	22.296	17.065	15.089	15.346
Value at End of Year	43.040	36.180	28.481	30.841	26.108	23.714	24.360	22.296	17.065	15.089
Wealthmark ML3 No. of Units	67,793	76,970	86,089	93,104	86,274	93,121	112,690	153,012	181,373	190,774

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	35.862	28.245	30.601	25.918	23.552	24.206	22.166	16.975	15.017	15.280
Value at End of Year	42.640	35.862	28.245	30.601	25.918	23.552	24.206	22.166	16.975	15.017
Wealthmark ML3 No. of Units	14,430	15,214	15,455	15,313	10,291	10,602	12,562	16,333	46,343	39,576

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	40.761	32.152	34.886	29.591	26.931	27.721	25.422	19.497	17.274	17.604
Value at End of Year	48.392	40.761	32.152	34.886	29.591	26.931	27.721	25.422	19.497	17.274
Wealthmark ML3 No. of Units	5,898	6,572	7,179	8,011	11,102	11,583	13,514	19,096	22,411	23,813

Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)

Contracts with no Optional Benefits
Value at Start of Year	11.174	11.038	11.090	11.223	11.373	11.579	11.808	12.036	12.405	—
Value at End of Year	11.131	11.174	11.038	11.090	11.223	11.373	11.579	11.808	12.036	—
Wealthmark ML3 No. of Units	24,139	22,735	20,957	33,333	29,373	37,983	30,769	27,440	4,741	—
NYWealthmark ML3 No. of Units	29,675	—	—	—	—	—	39,656	9,457	9,515	—

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.121	10.992	11.049	11.187	11.342	11.554	11.788	12.022	12.184	12.402
Value at End of Year	11.073	11.121	10.992	11.049	11.187	11.342	11.554	11.788	12.022	12.184
Wealthmark ML3 No. of Units	15,917	15,621	19,486	19,714	25,648	25,891	40,352	64,008	10,805	10,864
NYWealthmark ML3 No. of Units	18,982	7,500	287	288	10,915	1,040	1,095	44,270	7,965	19,501

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	10.965	10.854	10.927	11.080	11.250	11.477	11.727	11.978	12.158	12.395
Value at End of Year	10.901	10.965	10.854	10.927	11.080	11.250	11.477	11.727	11.978	12.158
Wealthmark ML3 No. of Units	62,084	12,482	13,060	29,766	58,174	51,954	29,287	20,934	6,077	10,402

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	10.914	10.808	10.887	11.044	11.220	11.452	11.707	12.500	—	—
Value at End of Year	10.844	10.914	10.808	10.887	11.044	11.220	11.452	11.707	—	—
Wealthmark ML3 No. of Units	29,726	44,315	46,263	10,287	10,777	11,314	19,275	20,207	—	—

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	10.938	11.129	11.377	11.648	12.500	—	—
Value at End of Year	—	—	—	—	10.938	11.129	11.377	11.648	—	—
Wealthmark ML3 No. of Units	—	—	—	—	4,092	4,115	5,823	5,035	—	—

Utilities Trust (merged into Equity Income Trust eff 11-01-2019) - Series II Shares (units first credited 10-21-2016)

Contracts with no Optional Benefits
Value at Start of Year	—	42.750	12.500	—	—	—	—	—	—	—
Value at End of Year	—	—	42.750	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	152	—	—	—	—	—	—	—

U-27

Wealthmark ML3

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	44.888	45.416	12.500	—	—	—	—	—	—
Value at End of Year	—	—	44.888	45.416	—	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	31	33	—	—	—	—	—	—

Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series II Shares (units first credited 05-03-2007)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	33.240	29.241	32.712	30.340	22.831	19.809	19.971
Value at End of Year	—	—	—	—	33.240	29.241	32.712	30.340	22.831	19.809
Wealthmark ML3 No. of Units	—	—	—	—	1,252	1,288	1,308	608	810	1,082

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	32.589	28.683	32.103	29.791	22.428	19.470	19.639
Value at End of Year	—	—	—	—	32.589	28.683	32.103	29.791	22.428	19.470
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	259	4,120	279
NYWealthmark ML3 No. of Units	—	—	—	—	4,230	6,299	9,957	1,145	1,221	1,221

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	31.881	28.101	31.500	29.275	22.073	19.190	19.386
Value at End of Year	—	—	—	—	31.881	28.101	31.500	29.275	22.073	19.190
Wealthmark ML3 No. of Units	—	—	—	—	3,046	4,473	4,552	4,171	3,024	3,060

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	39.322	34.730	39.008	36.325	27.444	23.907	24.199
Value at End of Year	—	—	—	—	39.322	34.730	39.008	36.325	27.444	23.907
Wealthmark ML3 No. of Units	—	—	—	—	923	1,000	898	1,028	1,175	1,198

U-28

To obtain a free copy of the Wealthmark ML3 Variable Annuity Statement of Additional Information dated April 26, 2021, please contact our Annuities Service Center.

Statement of Additional Information
Dated April 26, 2021
John Hancock Life Insurance Company (U.S.A.) Separate Account H
This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:
Prospectuses Issued by John Hancock USA
(to be read with this Statement of Additional Information)
Venture Variable Annuity
Venture 4 Variable Annuity
Venture III Variable Annuity
Venture Vantage Variable Annuity
Venture Vision Variable Annuity
Wealthmark Variable Annuity
Wealthmark ML3 Variable Annuity
You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:
John Hancock Life Insurance Company (U.S.A.)
John Hancock Annuities Service Center
Overnight Mail Address	Mailing Address
410 University Avenue, STE 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities

General Information and History
John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue – Suite 55444, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.
The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.
Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
Accumulation Unit Value Tables
The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.
Services
Independent Registered Public Accounting Firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2020, and for each of the two years in the period ended December 31, 2020, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Servicing Agent
DXC Technology (formerly Computer Sciences Corporation “CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:
•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.
We pay DXC $2.56 million for 2021, plus certain other fees for the services provided.
1

Principal Underwriter
John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2020, 2019, and 2018, were $171,491,829, $191,144,402, and $210,202,441, respectively.
Special Compensation and Reimbursement Arrangements
The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.
The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.
Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Wwners, but we expect to recoup it through the fees and charges imposed under the Contract.
We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock’s annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements with these particular firms.
We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.
Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, received additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.
2

The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2020) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:
Name of Firm
DISTRIBUTOR
Edward Jones Co., L.P.
LPL Financial Corp.
Morgan Stanley Smith Barney Network
UBS Financial Services, Inc.
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2341(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.
We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.
Sales and Asset Based Payments
We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.
The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.
Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.
Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments
We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
3

Other Payments
We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.
Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.
Additional Information on Section 403(b)
Plans or Tax-Sheltered Annuities
Restrictions on Section 403(b) Plans
Tax-sheltered annuity contracts must contain restrictions on withdrawals of:
•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.
These amounts can be paid only if the employee has reached age 59½, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Under certain circumstances, amounts may be withdrawn if the employee is a reservist who has been called to active duty (see section 72(t)(2)(G) of the Code). Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.
Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.
In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59½, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)
4

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Restrictions under the Texas Optional Retirement Program
Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:
•	termination of employment in all Texas public institutions of higher education;
•	retirement;
•	death; or
•	the participant’s turning age 70½.
Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.
Legal and Regulatory Matters
There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:
•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.
5

Appendix A: Audited Financial Statements
A-1

AUDITED STATUTORY - BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2020, 2019 and 2018 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2020, 2019 and 2018

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

1

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 31, 2021

2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2020	2019
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$49,194	$47,193
Stocks:
Preferred stocks	36	15
Common stocks	1,082	1,050
Investments in affiliates	2,879	2,824
Mortgage loans on real estate	11,573	11,647
Real estate:
Company occupied	151	161
Investment properties	4,058	4,045
Cash, cash equivalents and short-term investments	6,620	3,816
Policy loans	2,765	2,888
Derivatives	20,197	13,049
Receivable for collateral on derivatives	210	154
Receivable for securities	1	2
Other invested assets	9,388	9,487
Total cash and invested assets	108,154	96,331
Investment income due and accrued	775	701
Premiums due	49	77
Amounts recoverable from reinsurers	360	216
Funds held by or deposited with reinsured companies	2,890	3,042
Other reinsurance receivable	284	225
Amounts due from affiliates	171	246
Other assets	1,981	1,720
Assets held in separate accounts	151,488	140,747
Total admitted assets	$266,152	$243,305

The accompanying notes are an integral part of these statutory-basis financial statements.

3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2020	2019
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$68,229	$65,942
Policyholders’ and beneficiaries’ funds	2,494	2,260
Consumer notes	138	138
Dividends payable to policyholders	348	376
Policy benefits in process of payment	577	456
Other amount payable on reinsurance	502	545
Other policy obligations	40	46
Total policy and contract obligations	72,328	69,763
Payable to parent and affiliates	2,725	1,934
Transfers to (from) separate account, net	(325)	(323)
Asset valuation reserve	2,888	2,798
Reinsurance in unauthorized companies	55	190
Funds withheld from unauthorized reinsurers	167	161
Interest maintenance reserve	1,795	1,557
Net deferred tax liability	79	101
Derivatives	13,303	7,297
Payables for collateral on derivatives	2,096	828
Payables for securities	192	520
Funds held under coinsurance	8,904	8,074
Other general account obligations	1,449	1,182
Obligations related to separate accounts	151,488	140,747
Total liabilities	257,144	234,829

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2020 and 2019)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2020 and 2019)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,199	4,667
Total capital and surplus	9,008	8,476
Total liabilities and capital and surplus	$266,152	$243,305

The accompanying notes are an integral part of these statutory-basis financial statements.

4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$11,667	$14,948	$5,816
Consideration for supplementary contracts with life contingencies	141	145	132
Net investment income	4,095	4,406	4,665
Amortization of interest maintenance reserve	149	151	179
Commissions and expense allowance on reinsurance ceded	593	638	468
Reserve adjustment on reinsurance ceded	(4,593)	(7,575)	(7,820)
Separate account administrative and contract fees	1,683	1,711	1,786
Other revenue	71	145	193
Total premiums and other revenues	13,806	14,569	5,419

Benefits paid or provided:
Death, surrender and other contract benefits, net	12,880	12,851	12,322
Annuity benefits	787	1,122	1,735
Disability and long-term care benefits	943	853	801
Interest and adjustments on policy or deposit-type funds	48	32	(52)
Payments on supplementary contracts with life contingencies	210	207	203
Increase (decrease) in life and long-term care reserves	2,297	1,863	(5,078)
Total benefits paid or provided	17,165	16,928	9,931

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	975	1,052	1,078
General expenses	972	1,041	1,186
Insurance taxes, licenses and fees	149	159	167
Net transfers to (from) separate accounts	(6,427)	(7,050)	(7,616)
Investment income ceded	2,664	1,577	1,052
Other (income) deductions	(264)	20	(459)
Total insurance expenses and other deductions	(1,931)	(3,201)	(4,592)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(1,428)	842	80
Dividends to policyholders	92	110	111
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(1,520)	732	(31)
Federal income tax expense (benefit)	(64)	(286)	(725)
Income (loss) from operations before net realized capital gains (losses)	(1,456)	1,018	694

Net realized capital gains (losses)	2,066	198	340
Net income (loss)	$610	$1,216	$1,034

The accompanying notes are an integral part of these statutory-basis financial statements.

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2018	$5	$3,219	$585	$4,300	$8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13
Balances at December 31, 2018	5	3,219	585	5,061	8,870

Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	5	3,219	585	4,667	8,476

Net income (loss)				610	610
Change in net unrealized capital gains (losses)				683	683
Change in net deferred income tax				149	149
Decrease (increase) in non-admitted assets				(95)	(95)
Change in liability for reinsurance in unauthorized reinsurance				135	135
Change in reserve due to change in valuation basis				20	20
Decrease (increase) in asset valuation reserves				(90)	(90)
Dividend paid to parent				(975)	(975)
Change in surplus as a result of reinsurance				85	85
Other adjustments, net			-	10	10
Balances at December 31, 2020	$5	$3,219	$585	$5,199	$9,008

The accompanying notes are an integral part of these statutory-basis financial statements.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$14,021	$15,079	$13,901
Net investment income received	4,139	4,394	4,828
Separate account fees	1,683	1,711	1,786
Commissions and expenses allowance on reinsurance ceded	593	638	468
Miscellaneous income	304	207	668
Benefits and losses paid	(19,600)	(23,052)	(22,601)
Net transfers from (to) separate accounts	6,462	7,038	7,670
Commissions and expenses (paid) recovered	(4,808)	(3,467)	(3,763)
Dividends paid to policyholders	(120)	(127)	(126)
Federal and foreign income and capital gain taxes (paid) recovered	(479)	677	(617)
Net cash provided by (used in) operating activities	2,195	3,098	2,214

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	18,253	15,032	22,532
Stocks	203	142	566
Mortgage loans on real estate	919	1,698	880
Real estate	315	106	2,507
Other invested assets	1,054	1,558	2,066
Derivatives	1,969	-	-
Net gains (losses) on cash, cash equivalents and short term investments	18	1	(4)
Total investment proceeds	22,731	18,537	28,547

Cost of investments acquired:
Bonds	21,825	17,230	25,992
Stocks	118	105	114
Mortgage loans on real estate	830	1,261	1,975
Real estate	216	359	213
Other invested assets	1,307	1,354	2,530
Derivatives	-	139	12
Total cost of investments acquired	24,296	20,448	30,836
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	885	(395)	(547)
Net (increase) decrease in policy loans	123	(100)	(62)
Net cash provided by (used in) investment activities	(557)	(2,406)	(2,898)

Financing and miscellaneous activities
Borrowed funds	497	(10)	(42)
Net deposits (withdrawals) on deposit-type contracts	233	(135)	(288)
Dividend paid to Parent	(975)	(845)	(600)
Other cash provided (applied)	1,411	1,126	471
Net cash provided by (used in) financing and miscellaneous activities	1,166	136	(459)

Net increase (decrease) in cash, cash equivalents and short-term investments	2,804	828	(1,143)
Cash, cash equivalents and short-term investments at beginning of year	3,816	2,988	4,131
Cash, cash equivalents and short-term investments at end of year	$6,620	$3,816	$2,988

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$2,166	$(109)	$7,873
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(2,166)	109	(7,873)

The accompanying notes are an integral part of these statutory-basis financial statements.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2020, 2019 and 2018, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2020 and 2019, the Company held reserves of $ 1,055 million and $ 1,032 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Reserves and assumptions for policies following Valuation Manual 20 (“VM-20”) or Valuation Manual 21 (“VM-21”) will be outlined in the Company’s principle-based reserving (“PBR”) Actuarial Report, following Valuation Manual 31 (“VM-31”).

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2020 and 2019. Reserves at December 31, 2020 and 2019 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with Valuation Manual 21 (“VM-21”) which has replaced Actuarial Guideline 43 (“AG-43”).

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 14% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2020 and 2019, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l)

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2020 and 2019, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

Effective January 1, 2020, NAIC Valuation Manual 21 (“VM-21”) – Requirements for Principle-Based Reserves for Variable Annuities was adopted as the new statutory reserving standard replacing Actuarial Guideline 43 (“AG43”) – Commissioners Annuity Reserve Valuation Method (“CARVM”) for Variable Annuities. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the NAIC Valuation Manual – 20 (“VM-20”). Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies were allowed to defer adoption for three years until January 1, 2020. The Company had adopted VM-20 for certain products launched in 2018 and 2019. As of January 1, 2020, VM-20 was implemented for all new life insurance contracts. Adoption of VM-20 is on a prospective basis, therefore, there is no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company is currently assessing which expedients to adopt and the impact of this guidance on its financial statements.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2020, 2019 and 2018.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2020:
U.S. government and agencies	$4,323	$381	$(77)	$4,627
States and political subdivisions	2,915	756	(1)	3,670
Foreign governments	2,456	82	(5)	2,533
Corporate bonds	33,455	6,791	(44)	40,202
Mortgage-backed and asset-backed securities	6,045	992	(4)	7,033

Total bonds	$49,194	$9,002	$(131)	$58,065

December 31, 2019:
U.S. government and agencies	$3,468	$225	$(37)	$3,656
States and political subdivisions	2,661	509	(3)	3,167
Foreign governments	2,372	70	(10)	2,432
Corporate bonds	32,496	4,123	(58)	36,561
Mortgage-backed and asset-backed securities	6,196	601	(2)	6,795

Total bonds	$47,193	$5,528	$(110)	$52,611

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2020, by contractual maturity, is as follows:

	Carrying Value	Fair Value

(in millions)
Due in one year or less	$893	$910
Due after one year through five years	6,205	6,601
Due after five years through ten years	8,319	9,336
Due after ten years	27,732	34,185
Mortgage-backed and asset-backed securities	6,045	7,033

Total	$49,194	$58,065

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2020	2019

(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$305	$211
Bonds and cash pledged in support of exchange-traded futures	601	344
Bonds and cash pledged in support of cleared interest rate swaps	1,058	880

Total fair value	$1,964	$1,435

At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	92	93
Pledged collateral under reinsurance agreements	2,899	2,755

Total carrying value	$3,005	$2,862

At December 31, 2020 and 2019, the Company held below investment grade corporate bonds of $2,968 million and $2,412 million, with an aggregate fair value of $3,116 million and $2,508 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2020

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

51817TAB8	$29	$24	$5	$24	$21
	-	-	-	-	-
	-	-	-	-	-

Total	$29	$24	$5	$24	$21

Year Ended December 31, 2019

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2020:
U.S. government and agencies	$2,208	$(77)	$-	$-	$2,208	$(77)
States and political subdivisions	57	(1)	-	-	57	(1)
Foreign governments	-	-	54	(5)	54	(5)
Corporate bonds	1,018	(33)	175	(11)	1,193	(44)
Mortgage-backed and asset-backed securities	238	(4)	9	-	247	(4)

Total	$3,521	$(115)	$238	$(16)	$3,759	$(131)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2019:
U.S. government and agencies	$1,619	$(36)	$63	$(1)	$1,682	$(37)
States and political subdivisions	110	(3)	-	-	110	(3)
Foreign governments	-	-	49	(10)	49	(10)
Corporate bonds	1,074	(12)	512	(46)	1,586	(58)
Mortgage-backed and asset-backed securities	57	(1)	139	(1)	196	(2)

Total	$2,860	$(52)	$763	$(58)	$3,623	$(110)

At December 31, 2020 and 2019, there were 146 and 172 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $56 million and $29 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $112 million, $27 million, and $72 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 52, 13, and 21 securities, respectively.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The total recorded investment in restructured corporate bonds at December 31, 2020, 2019 and 2018 was $0 million, $0 million, and $0 million, respectively. There were 0, 1, and 1 restructured corporate bonds for which an impairment was recognized during 2020, 2019 and 2018, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2020	2019	2018

(in millions)
Proceeds	$16,955	$12,389	$28,102
Realized gross gains	625	356	729
Realized gross losses	(67)	(50)	(407)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2020 and 2019.

Affiliate Transactions

In 2020, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $178 million and fair value of $206 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2020, the Company sold certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $99 million and fair value of $98 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $304 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $76 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $65 million.

In 2019, the company seeded certain bonds to an affiliate, JHFLLC. These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

In 2018, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, JHFLLC. These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2020:
Preferred stocks:
Nonaffiliated	$29	$7	$-	$36
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	698	399	(15)	1,082
Affiliates*	1,589	1,290	-	2,879
Total stocks	$2,316	$1,696	$(15)	$3,997

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$15	$4	$-	$19
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	784	283	(17)	1,050
Affiliates*	1,589	1,235	-	2,824
Total stocks	$2,388	$1,522	$(17)	$3,893

*Affiliates - fair value represents the carrying value

At December 31, 2020 and 2019, there were 73 and 120 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $4 million at December 31, 2020 and 2019, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $18 million, $7 million, and $11 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 144, 132, and 95 securities, respectively. These are primarily made up of impairments on public and private common stocks.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2020 and 2019, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

  December 31, 2020:

Property Type	Carrying Value
(in millions)
Apartments	$2,904
Industrial	838
Office buildings	2,855
Retail	3,165
Agricultural	-
Agribusiness	140
Mixed use	7
Other	1,668
Allowance	(4)

Total mortgage loans on real estate	$11,573

  December 31, 2019:

Property Type	Carrying Value
(in millions)
Apartments	$2,863
Industrial	752
Office buildings	3,073
Retail	3,263
Agricultural	-
Agribusiness	223
Mixed use	7
Other	1,470
Allowance	(4)

Total mortgage loans on real estate	$11,647

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,358
East South Central	234
Middle Atlantic	1,861
Mountain	630
New England	610
Pacific	3,696
South Atlantic	2,119
West North Central	319
West South Central	743
Canada / Other	7
Allowance	(4)

Total mortgage loans on real estate	$11,573

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,453
East South Central	276
Middle Atlantic	1,700
Mountain	538
New England	633
Pacific	3,710
South Atlantic	2,275
West North Central	325
West South Central	737
Canada / Other	4
Allowance	(4)

Total mortgage loans on real estate	$11,647

The aggregate mortgages outstanding to any one borrower do not exceed $461 million.

During 2020, the respective maximum and minimum lending rates for commercial mortgage loans issued were 4.52% and 2.21%. The Company issued no agricultural loans during 2020 or 2019. The Company issued no purchase money mortgages in 2020 and 2019. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

million, $0 million, and $0 million at December 31, 2020, 2019 and 2018, respectively. The average recorded investment in impaired loans was $10 million, $39 million, and $56 million at December 31, 2020, 2019 and 2018, respectively. The Company recognized $1 million, $3 million, and $4 million of interest income during the period the loans were impaired for the years ended December 31, 2020, 2019 and 2018, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2020:
Recorded Investment
Current	$239	$-	$11,171	$167	$11,577
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2019:
Recorded Investment
Current	$349	$-	$11,165	$137	$11,651
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2020 and 2019. The Company was not a participant or co-lender in a mortgage loan agreement in 2020 and 2019.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2020	2019

(in millions)
AAA	$305	$335
AA	2,975	2,845
A	5,137	5,169
BBB	2,536	3,145
BB	609	147
B and lower and unrated	11	6

Total	$11,573	$11,647

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,

	2020	2019

(in millions)
Properties occupied by the company	$195	$239
Properties held for the production of income	5,088	4,996
Properties held for sale	-	-
Less accumulated depreciation	(1,074)	(1,029)

Total	$4,209	$4,206

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2020, 2019 and 2018, respectively.

On December 3, 2020, the Company sold real estate previously classified as properties occupied by the Company. The real estate property had a book value of $13 million and fair value of $177 million which resulted in pre-tax realized gains to operations of $164 million.

Affiliate Transactions

On June 30, 2020, the Company committed to invest an additional $100 million into Hancock U.S Real Estate Fund, L.P. (“HUSREF”). As of December 31, 2020, the Company funded $60 million of the commitment.

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2020 and 2019.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $21 million, $97 million, and $39 million of impairments on partnerships and LLCs during the years ended December 31, 2020, 2019 and 2018, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2020, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $55 million.

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2020 or 2019.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2020 and 2019, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2020 and 2019.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2020 or 2019.

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2020	2019	2018

(in millions)
Income:
Bonds	$2,135	$2,117	$2,279
Preferred stocks	-	-	-
Common stocks	17	125	126
Mortgage loans on real estate	566	569	594
Real estate	461	432	638
Policy loans	177	188	175
Cash, cash equivalents and short-term investments	20	45	38
Other invested assets	783	920	1,069
Derivatives	493	519	427
Other income	7	-	(21)

Total investment income	4,659	4,915	5,325

Expenses
Investment expenses	(372)	(331)	(424)
Investment taxes, licenses and fees, excluding federal income taxes	(55)	(51)	(76)
Investment interest expense	(44)	(42)	(48)
Depreciation on real estate and other invested assets	(93)	(85)	(112)

Total investment expenses	(564)	(509)	(660)

Net investment income	$4,095	$4,406	$4,665

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2020	2019	2018

(in millions)
Realized capital gains (losses)	$3,010	$735	$730
Less amount transferred to the IMR (net of related tax benefit (expense) of $(174) in 2020, $(89) in 2019, and $2 in 2018)	653	336	(6)

Realized capital gains (losses) before tax	2,357	399	736
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	291	201	396

Net realized capital gains (losses)	$2,066	$198	$340

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts.    Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2020

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,359	$-	$-	$287	$195
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	5,217	-	-	766	367
	Foreign currency swaps	321	27	-	38	1
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,310	-	-	457	49
	Equity total return swaps	41	-	-	3	-

Total Derivatives in Effective Hedge Accounting Relationships		$10,248	$27	$-	$1,551	$612

Other Hedging Relationships
	Interest rate swaps	$128,049	$16,628	$12,731	$16,628	$12,731
	Interest rate treasury locks	12,270	2,120	168	2,120	168
	Interest rate options	7,512	479	-	479	-
	Interest rate futures	10,281	-	-	-	-
	Foreign currency swaps	1,413	441	376	441	376
	Foreign currency forwards	655	31	10	31	10
	Foreign currency futures	835	-	-	-	-
	Equity total return swaps	374	15	17	15	17
	Equity index options	6,168	456	1	456	1
	Equity index futures	4,723	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$172,280	$20,170	$13,303	$20,170	$13,303

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$762	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$762	$-

Total Derivatives		$186,804	$20,197	$13,303	$22,483	$13,915

31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2019

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,570	$-	$-	$260	$142
	Foreign currency swaps	14	-	3	-	4
Cash flow hedges	Interest rate swaps	6,050	-	-	666	386
	Foreign currency swaps	322	34	-	46	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	2,114	-	-	170	23
	Equity total return swaps	41	-	-	8	-

Total Derivatives in Effective Hedge Accounting Relationships		$10,111	$34	$3	$1,150	$555

Other Hedging Relationships
	Interest rate swaps	$130,584	$10,762	$6,884	$10,762	$6,884
	Interest rate treasury locks	12,529	1,200	84	1,200	84
	Interest rate options	8,247	304	-	304	-
	Interest rate futures	7,784	-	-	-	-
	Foreign currency swaps	1,423	387	313	387	313
	Foreign currency forwards	540	4	1	4	1
	Foreign currency futures	843	-	-	-	-
	Equity total return swaps	310	12	9	12	9
	Equity index options	5,295	346	3	346	3
	Equity index futures	4,586	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$172,141	$13,015	$7,294	$13,015	$7,294

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$268	$122
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$268	$122

Total Derivatives		$186,528	$13,049	$7,297	$14,433	$7,971

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2020, 2019 and 2018, respectively, the Company recorded unrealized gains (losses) of $376 million, $278 million, and $231 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2020, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 26 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2020, 2019 and 2018 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,

	2020	2019	2018

(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$19	$(171)	$(193)
Interest rate treasury locks	836	916	(417)
Interest rate options	204	89	(35)
Interest rate futures	92	(379)	212
Foreign currency swaps	7	18	-
Foreign currency forwards	16	(2)	6
Foreign currency futures	(3)	5	(11)
Equity total return swaps	(4)	(15)	9
Equity index options	122	177	(133)
Equity index futures	(48)	(169)	121
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$1,241	$469	$(441)

Net realized capital gain (loss):
Interest rate swaps	$19	$11	$(225)
Interest rate treasury locks	1,240	428	43
Interest rate options	(3)	(17)	(5)
Interest rate futures	723	873	(411)
Foreign currency swaps	4	6	4
Foreign currency forwards	(17)	21	(16)
Foreign currency futures	(40)	18	61
Equity total return swaps	6	(17)	(2)
Equity index options	76	(1)	49
Equity index futures	(238)	(944)	157
Credit default swaps	-	1	-

Total net realized capital gain (loss)	$1,770	$379	$(345)

Total gain (loss) from derivatives in other hedging relationships	$3,011	$848	$(786)

The table above does not include unrealized gains (losses) of ($2) million, $17 million, ($28) million and realized gains (losses) of $0 million, $6 million and $12 million for the years ended December 31, 2020, 2019 and 2018, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of $144 million, $36 million, and ($229) million (including $31 million,$23 million, and ($226) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2020, 2019 and 2018, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company had no CDS protection sold at December 31, 2020 and 2019.

The Company held no purchased credit protection at December 31, 2020 and 2019. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2020 and 2019, the Company accepted collateral consisting of cash of $2,096 million and $828 million, and various securities with a fair value of $7,166 million and $6,105 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due

(in millions)
2021	$143
2022	-
2023	-
2024	-
Thereafter	-

Total Future Settled Premiums	$143

35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums

(in millions)
Prior Year	$98	$64	$162
Current Year	$143	$92	$235

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2020 and 2019, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $367 million and $310 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2020 and 2019, the equity total return swap agreements with MLI had a fair value of $10 million and $17 million.

The Company has entered into a foreign currency forward agreement with John Hancock Funding Company, LLC (“JHF LLC”), which is recorded at fair value. JHF LLC utilizes the foreign currency forward to hedge currency exposure on a non-functional currency asset. The Company has also entered into a foreign currency forward with an external counterparty, which offsets the foreign currency forward agreement with JHF LLC. As of December 31, 2020 and 2019, the foreign currency forwards with JHF LLC and the external counterparty had offsetting fair values of $2 million and $0 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs

36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$16	$16	$-	$-	$16	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	16	16	-	-	16	-
Preferred stocks:
Industrial and misc	16	16	-	-	16	-

Total preferred stocks	16	16	-	-	16	-
Common stocks:
Industrial and misc	1,082	1,082	994	-	88	-

Total common stocks	1,082	1,082	994	-	88	-
Derivatives:
Interest rate swaps	16,628	16,628	-	16,628	-	-
Interest rate treasury locks	2,120	2,120	-	117	2,003	-
Interest rate options	479	479	-	133	346	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	441	441	-	441	-	-
Foreign currency forwards	31	31	-	31	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	15	15	-	-	15	-
Equity index options	456	456	-	456	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	20,170	20,170	-	17,806	2,364	-
Assets held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total assets	$172,772	$172,772	$147,812	$20,690	$4,270	$-

Liabilities:
Derivatives:
Interest rate swaps	$12,731	$12,731	$-	$12,731	$-	$-
Interest rate treasury locks	168	168	-	31	137	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	376	376	-	376	-	-
Foreign currency forwards	10	10	-	10	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	17	17	-	-	17	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,303	13,303	-	13,149	154	-
Liabilities held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total liabilities	$164,791	$164,791	$146,818	$16,033	$1,940	$-

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$5	$5	$-	$-	$5	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	5	5	-	-	5	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	1,050	1,050	961	-	89	-

Total common stocks	1,050	1,050	961	-	89	-
Derivatives:
Interest rate swaps	10,762	10,762	-	10,737	25	-
Interest rate treasury locks	1,200	1,200	-	229	971	-
Interest rate options	304	304	-	76	228	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	387	387	-	387	-	-
Foreign currency forwards	4	4	-	4	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	12	12	-	-	12	-
Equity index options	346	346	-	346	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,015	13,015	-	11,779	1,236	-
Assets held in separate accounts	140,747	140,747	136,201	2,730	1,816	-

Total assets	$154,820	$154,820	$137,162	$14,509	$3,149	$-

Liabilities:
Derivatives:
Interest rate swaps	$6,884	$6,884	$-	$6,787	$97	$-
Interest rate treasury locks	84	84	-	-	84	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	313	313	-	313	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	9	9	-	-	9	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	7,294	7,294	-	7,104	190	-
Liabilities held in separate accounts	140,747	140,747	136,201	2,730	1,816	-

Total liabilities	$148,041	$148,041	$136,201	$9,834	$2,006	$-

41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$49,178	$55,558	$283	$52,342	$2,933
Preferred stocks	20	20	-	-	20
Mortgage loans on real estate	11,573	13,400	-	-	13,400
Cash, cash equivalents and short term investments	6,620	6,620	3,957	2,663	-
Policy loans	2,765	2,765	-	2,765	-
Derivatives in effective hedge accounting and RSAT relationships	27	2,313	-	1,915	398

Total assets	$70,183	$80,676	$4,240	$59,685	$16,751

Liabilities:
Consumer notes	$138	$176	$-	$-	$176
Borrowed money	500	500	-	500	-
Policy reserves	1,205	1,210	-	-	1,210
Policyholders’ and beneficiaries’ funds	790	954	-	954	-
Derivatives in effective hedge accounting and RSAT relationships	-	612	-	563	49

Total liabilities	$2,633	$3,452	$-	$2,017	$1,435

	December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$47,188	$50,177	$-	$47,652	$2,525
Preferred stocks	12	16	-	-	16
Mortgage loans on real estate	11,647	12,735	-	-	12,735
Cash, cash equivalents and short term investments	3,816	3,816	2,864	952	-
Policy loans	2,888	2,888	-	2,888	-
Derivatives in effective hedge accounting and RSAT relationships	34	1,418	-	1,270	148

Total assets	$65,585	$71,050	$2,864	$52,762	$15,424

Liabilities:
Consumer notes	$138	$162	$-	$-	$162
Borrowed money	-	-	-	-	-
Policy reserves	1,268	1,267	-	-	1,267
Policyholders’ and beneficiaries’ funds	795	960	-	960	-
Derivatives in effective hedge accounting and RSAT relationships	3	677	-	310	367

Total liabilities	$2,204	$3,066	$-	$1,270	$1,796

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,491 million and $2,429 million at December 31, 2020 and 2019, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2020, 2019 and 2018, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$5	$-	$-	$-	$12	$-	$(1)	$-	$-	$-	$16
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	-	-	-	12	-	(1)	-	-	-	16
Preferred stocks:
Industrial and misc	3	-	-	-	13	-	-	-	-	-	16
Total preferred stocks	3	-	-	-	13	-	-	-	-	-	16
Common stocks:
Industrial and misc	89	2	2	-	2	-	(7)	-	-	-	88
Total common stocks	89	2	2	-	2	-	(7)	-	-	-	88
Net derivatives	1,046	889	1,140	-	-	-	-	(889)	-	24	2,210
Separate account assets/liabilities	1,816	64	-	-	25	-	(119)	-	-	-	1,786
Total	$2,959	$955	$1,142	$-	$52	$-	$(127)	$(889)	$-	$24	$4,116

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89
Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3
Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111
Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804
Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums earned
Direct	$18,998	$20,649	$20,067
Assumed	522	519	603
Ceded	(7,853)	(6,220)	(14,854)
Net	$11,667	$14,948	$5,816

Benefits to policyholders ceded	$(14,395)	$(15,433)	$(15,881)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2020, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2020, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2020, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,725 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(208)	$(233)	$(219)
Premiums assumed	83	93	88
Benefits ceded	(629)	(601)	(594)
Benefits assumed	252	240	238

Other reinsurance receivable (payable)	(1)	-	-
Funds held by or deposited with reinsured companies	2,885	3,038	3,183

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$-	$(1)	$(2,792)
Benefits ceded, net	(536)	(623)	(541)

Other reinsurance receivable	69	81	96
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$-	$-	$(5,317)
Benefits ceded, net	(455)	(474)	(134)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	50	45	20
Other amounts payable on reinsurance	-	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

Year ended
December 31,
2020
(in millions)
Premiums ceded, net	$(2,438)
Benefits ceded, net	(8)

Funds held by or deposited with reinsured companies	-
Other reinsurance receivable	2
Other amounts payable on reinsurance	-

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd, a subsidiary of KKR & Co. Inc. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies. Under the coinsurance arrangement, the transaction was structured such that the Company transferred the policy liabilities of $2,101 million and related invested assets of $2,410 million. The Company incurred a pre-tax gain of $174 million net of realized capital gains, including a ceding commission received of $179 million, and an increase in statutory surplus of $138 million, net of tax, which was deferred and will be amortized over a period of approximately twenty years.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company recorded an increase in pre-tax income of $30 million comprised of a cash payment and an increase in surplus of approximately $117 million related to the reversal of certain provisions previously established for the term coinsurance business novated to Hannover Life. The Company is expected to receive approximately $7 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2020, the Company has established full provisions to offset the reserve credit and net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$(138)	$(159)	$(167)
Benefits ceded, net	(439)	(396)	(408)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	59	42	39
Other amounts payable on reinsurance	6	3	5
Treaty settlement received (paid)	171	207	208

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(482)	$(510)	$(501)
Premiums ceded, impact of treaty recaptured	-	-	-
Benefits ceded	(638)	(615)	(573)

Other reinsurance receivable	8	-	13
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	8,628	7,771	7,131
Treaty settlement received (paid)	27	5	20

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,589 million and $9,306 million at December 31, 2020 and 2019, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $8,628 million and $7,766 million at December 31, 2020 and 2019, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(2,797)	$(3,243)	$(3,763)
Benefits ceded	(8,739)	(10,026)	(10,700)

Other reinsurance receivable	59	7	185
Other amounts payable on reinsurance	287	367	660
Funds withheld from unauthorized reinsurers	167	16	7
Funds held under coinsurance	-	81	143
Treaty settlement received (paid)	867	(448)	178

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $780 million and $2,063 million as a coinsurance reserve and JHUSA holds $2,199 million and $249 million as a modified coinsurance reserve at December 31, 2020 and 2019, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $167 million and $16 million at December 31, 2020 and 2019, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$30	$(102)	$(133)
Benefits ceded	(579)	(623)	(595)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	-	7	7
Funds withheld from unauthorized reinsurers	-	145	329
Treaty settlement received (paid)	(23)	(30)	(30)

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure. Effective December 31, 2020, the Company novated universal life policies from MRL to MRBL. The above table includes the 2020 activity with MRL, prior to the novation.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	-
Benefits ceded	(26)	(24)	(22)
Benefits assumed	23	19	19

Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	6	4	5
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)	(20)	(22)	(23)

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(161)	$(150)	$(135)
Premiums assumed	-	-	-
Benefits ceded	(44)	(22)	(17)
Benefits assumed	-	-	-

Other reinsurance receivable	-	7	-
Other amounts payable on reinsurance	9	-	22
Funds held under coinsurance	276	222	102
Treaty settlement received (paid)	(63)	(6)	(68)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2020.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,560	$87	$1,647
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,439	87	1,526
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,439	87	1,526
(f) Deferred tax liabilities	1,488	117	1,605
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(49)	$(30)	$(79)

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,534	$69	$1,603
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,413	69	1,482
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,413	69	1,482
(f) Deferred tax liabilities	1,489	94	1,583
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(76)	$(25)	$(101)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$26	$18	$44
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	26	18	44
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	26	18	44
(f) Deferred tax liabilities	(1)	23	22
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$27	$(5)	$22

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2020 and 2019, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$76	$76

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	196	-	196
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	196	-	196
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,349	-	1,349

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,243	11	1,254

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,439	$87	$1,526

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$58	$58

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	354	-	354
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	354	-	354
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,269	-	1,269

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,059	11	1,070

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,413	$69	$1,482

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$18	$18

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(158)	-	(158)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(158)	-	(158)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	80	-	80

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	184	-	184

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$26	$18	$44

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2020	2019

(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	849%	845%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$ 8,997	$ 8,461

Impact of tax planning strategies is as follows:

	December 31, 2020
	(1)	(2)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,439	$87
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,439	$87
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2019
	(3)	(4)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,413	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,413	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$26	$18
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$26	$18
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

1. Current income tax
(a) Federal	$(64)	$(286)	$ 222
(b) Foreign	-	-	-

(c) Subtotal	(64)	(286)	222
(d) Federal income tax on net capital gains	291	201	90
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$227	$(85)	$ 312

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,

	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	682	665	17
(4) Investments	103	80	23
(5) Deferred acquisition costs	473	462	11
(6) Policyholder dividends accrual	46	49	(3)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	32	32	-
(9) Pension accrual	21	18	3
(10) Receivables - nonadmitted	62	59	3
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	121	121	-
(13) Other (including items <5% of total ordinary tax assets)	20	48	(28)

(99) Subtotal	$1,560	$1,534	$26

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,439	$1,413	$26

(e) Capital:
(1) Investments	$87	$69	$18
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$87	$69	$18

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$87	$69	$18
(i) Admitted deferred tax assets (2(d)+2(h))	$1,526	$1,482	$44

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,176	$1,100	$76
(2) Fixed assets	27	18	9
(3) Deferred and uncollected premium	6	12	(6)
(4) Policyholder reserves	208	256	(48)
(5) Other (including items <5% of total ordinary tax liabilities)	71	103	(32)

(99) Subtotal	$1,488	$1,489	$(1)
(b) Capital:
(1) Investments	$117	$94	$23
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$117	$94	$23

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,605	$1,583	$22

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(79)	$(101)	$22

The change in net deferred income taxes is comprised of the following:

	December 31,

	2020	2019	Change

(in millions)

Total deferred tax assets	$1,526	$1,482	$44
Total deferred tax liabilities	1,605	1,583	22

Net deferred tax assets (liabilities)	$(79)	$(101)	$22

Tax effect of unrealized gains and losses			(159)
Tax effect of unrealized foreign exchange gains (losses)			(2)
Other			34

Change in net deferred income taxes			$149

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,

	2020	2019	2018

(in millions)

Ordinary provisions computed at statutory rate	$67	$221	$(7)
Net realized capital gains (losses) before IMR at statutory rate	246	87	153
Change in nonadmitted assets	-	-	-
Reinsurance	47	(49)	77
Valuation allowance	-	-	-
Tax-exempt income	(18)	(22)	1
Nondeductible expenses	3	2	2
Foreign tax expense gross up	5	6	5
Amortization of IMR	(87)	(32)	(138)
Tax recorded in surplus	(11)	(11)	14
Dividend received deduction	(95)	(134)	(159)
Investment in subsidiaries	(15)	(16)	(18)
Prior year adjustment	(12)	(19)	(69)
Tax credits	(21)	(27)	(23)
Change in tax reserve	1	(13)	33
Pension	-	-	-
Tax rate change	(32)	-	(185)
Other	-	-	2

Total	$78	$(7)	$(312)

Federal and foreign income taxes incurred	$(64)	$(286)	$(725)
Capital gains tax	291	201	396
Change in net deferred income taxes	(149)	78	17

Total statutory income tax expense (benefit)	$78	$(7)	$(312)

As of December 31, 2020, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49

			$ 121

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $268 million, $0 million and $0 million for the years 2020, 2019 and 2018 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
JH Signature Insurance Agency, Inc. (formerly
John Hancock Assignment Company	Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are $37 million and $52 million at December 31, 2020 and 2019, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 is currently in process.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2020	2019

(in millions)
Balance at beginning of year	$71	$108
Additions based on tax positions related to the current year	1	1
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	(38)

Balance at end of year	$72	$71

Included in the balances as of December 31, 2020 and 2019, are $72 million and $71 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2020 and 2019, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and ($3) million of interest expense / (benefit) for the years ended December 31, 2020, 2019 and 2018, respectively. The Company had approximately $4 million and $7 million accrued for interest as of December 31, 2020 and 2019, respectively. The Company did not recognize any material penalties for the years ended December 31, 2020, 2019 and 2018.

The Company filed a refund claim with the IRS for the AMT credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $243 million.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. The effect of the tax rate differential in years 2018 and 2017 (21% vs. 35%, respectively) resulted in a $(32) million benefit on the effective tax rate.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2020, 2019 and 2018, the Company paid ordinary dividends of $975 million, $845 million and $600 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2020 and 2019, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2020.    The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2020, 2019 and 2018. Total interest paid through December 31, 2020 was $879 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

was extended to December 14, 2021. Interest expense was $3 million, $5 million, and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively. Total interest paid through December 31, 2020 was $32 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $178 million, $216 million, and $296 million, respectively, for the years ended December 31, 2020, 2019 and 2018.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $688 million, $744 million, and $748 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2020, 2019 and 2018, respectively, the Company received dividends of $21 million, $22 million, and $28 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $72 million, $77 million, and $83 million from JHD, $0 million, $100 million, and $100 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $217 million, $251 million, and $404 million from John Hancock Subsidiaries LLC (“JHS LLC”), and $0 million, $0 million, and $1 million from CLA CRE Opportunity Fund I LP and $0 million, $0 million and $27 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018, the Company received a return of capital of $80 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2020 and 2019, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $596 million and $586 million at December 31, 2020 and 2019, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2020	2019

(In millions)
The Manufacturers Investment Corporation	$1,262	$320
John Hancock Financial Corporation	53	89
Manulife Reinsurance Limited	23	27
Manulife Reinsurance (Bermuda) Ltd.	185	229
Manulife (Michigan) Reassurance Company	2	7
John Hancock Life & Health Insurance Company	187	228
John Hancock Reassurance Company, Ltd.	172	65
John Hancock Life Insurance Company New York	377	520
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	20
John Hancock Subsidiaries LLC	23	18
John Hancock Insurance Agency, Inc.	6	6
Essex Corporation	1	1
John Hancock Signature Services Inc.	8	7
John Hancock Realty Advisors	2	3
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	82	41
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	33	39
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	7	8
John Hancock Retirement Plan Services LLC	23	49
The Berkeley Financial Group, LLC	3	2
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	23	19
JH Networking Insurance Agency, Inc.	2	6
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	43	45
Hancock Natural Resource Group, Inc.	19	35
Hancock Forest Management, Inc.	4	6
John Hancock Personal Financial Services, LLC	7	2
John Hancock Funding Company LLC	10	(4)

Total	$2,577	$1,788

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $383 million, purchase other invested assets of $2,381 million, purchase real estate of $112 million, and issue agricultural and commercial mortgages of $71 million at December 31, 2020. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2021.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2021	$9
2022	8
2023	5
2024	3
2025	3
Thereafter	12

Total	$40

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds were distributed beginning in June 2019.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of New York and was assigned to the same judge. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$356	$241	$1,590	$2,187	2%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	144	-	132,278	132,422	86%

Total with adjustment or at fair value	501	241	133,868	134,610	88%
At book value without adjustment (minimal or no charge or adjustment)	4,376	-	-	4,376	3%
Not subject to discretionary withdrawal	14,043	199	239	14,481	9%

Total (gross)	18,920	440	134,107	153,467	100%

Reinsurance ceded	9,493	-	-	9,493

Total (net)	$9,427	$440	$134,107	$143,974

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

	December 31, 2019

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$459	$302	$1,567	$2,328	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	123,248	123,248	85%

Total with adjustment or at fair value	461	302	124,815	125,578	87%
At book value without adjustment (minimal or no charge or adjustment)	4,479	-	-	4,479	3%
Not subject to discretionary withdrawal	14,322	205	189	14,716	10%

Total (gross)	19,262	507	125,004	144,773	100%

Reinsurance ceded	10,116	-	-	10,116

Total (net)	$9,146	$507	$125,004	$134,657

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$1
b. Universal Life	4,671	4,610	4,843
c. Universal Life with Secondary Guarantees	15,668	13,900	26,244
d. Indexed Universal Life	464	365	631
e. Indexed Universal Life with Secondary Guarantees	1,861	1,574	2,091
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,154	17,154	17,221
h. Variable Life	31	15	24
i. Variable Universal Life	3,068	3,048	2,850
j. Miscellaneous Reserves	-	-	6,624
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,043
b. Accidental Death Benefits	-	-	8
c. Disability - Active Lives	-	-	34
d. Disability - Disabled Lives	-	-	149
e. Miscellaneous Reserves	-	-	285

(3) Total (gross: direct + assumed)	$42,917	$40,666	$64,048
(4) Reinsurance Ceded	11,657	11,148	20,837

(5) Total (net) (3) - (4)	$31,260	$29,518	$43,211

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,119	$2,091	$2,118
i. Variable Universal Life	14,302	14,044	14,093
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$16,421	$16,135	$16,211
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$16,421	$16,135	$16,211

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,018	5,911	6,692
c. Universal Life with Secondary Guarantees	14,070	12,258	24,355
d. Indexed Universal Life	878	627	869
e. Indexed Universal Life with Secondary Guarantees	829	706	735
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,608	17,608	18,733
h. Variable Life	-	-	23
i. Variable Universal Life	2,963	2,944	3,054
j. Miscellaneous Reserves	-	-	4,947
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,062
b. Accidental Death Benefits	-	-	9
c. Disability - Active Lives	-	-	43
d. Disability - Disabled Lives	-	-	148
e. Miscellaneous Reserves	-	-	320

(3) Total (gross: direct + assumed)	$42,366	$40,054	$62,990
(4) Reinsurance Ceded	9,223	9,150	19,466

(5) Total (net) (3) - (4)	$33,143	$30,904	$43,524

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$1,957	$1,927	$1,957
i. Variable Universal Life	12,947	12,647	12,697
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$14,904	$14,574	$14,654
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$14,904	$14,574	$14,654

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
(in millions)	2020	2019	2020	2019

Group Annuity Contracts (401K)	$102,008	$91,376	$-	$-
Variable and Fixed Annuities	28,882	30,453	20	20
Life Insurance	16,710	15,022	-	-
Fixed Products - Institutional and stable value fund	2,067	2,009	-	-
Fixed Products - Retail	29	28	285	324
Investments - Funds	1,487	1,515	-	-

Total	$151,183	$140,403	$305	$344

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2020	$177	$61
2019	$196	$67
2018	$210	$54
2017	$220	$62
2016	$231	$89

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2020	2019

(in millions, except for ages)
Account value	$29,088	$30,730
Amount of reserve held	2,873	1,000
Net amount at risk - gross	4,757	4,670
Weighted average attained age	70	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2020 and 2019:

●	VM-21 is used in 2020 to determine the aggregate reserve for variable annuity products. Actuarial Guideline 43 (“AG 43”) is used in the 2019 reserve calculations.

●

For 2020, the prescribed Economic Scenario Generator (“ESG”) is used for VM-21, so there are no calibration criteria requirements. The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43 for 2019.

●

In 2020 and 2019, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●

In 2020 and 2019, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the applicable swap curve at December 31 is used for discounting each year.

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,

	2020	2019

(in millions)
Type of Fund
Equity	$26,756	$26,688
Balanced	8,257	8,787
Bonds	5,588	5,634
Money Market	483	360

Total	$41,084	$41,469

Information regarding the separate accounts of the Company is as follows:

	December 31,

	2020			2019

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Premiums, deposits and other considerations	$-	$13,370	$13,370	$-	$14,538	$14,538

Reserves for accounts with assets at:
Fair value	440	150,318	150,758	507	139,658	140,165
Amortized cost	-	-	-	-	-	-

Total	$440	$150,318	$150,758	$507	$139,658	$140,165

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,

	2020			2019

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$241	$ 1,590	$1,831	$ 302	$ 1,567	$1,869
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,118	1,118	-	1,240	1,240
At fair value	-	145,636	145,636	-	134,458	134,458
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,735	1,735	-	2,204	2,204

Subtotal	241	150,079	150,320	302	139,469	139,771
Not subject to discretionary withdrawal	199	239	438	205	189	394

Total	$440	$ 150,318	$150,758	$ 507	$ 139,658	$140,165

Amounts transferred to and from separate accounts are as follows:

	December 31,

	2020	2019	2018

(in millions)
Transfers to separate accounts	$18,902	$16,277	$15,071
Transfers from separate accounts	25,329	23,327	22,687

Net transfers to (from) separate accounts	$(6,427)	$(7,050)	$(7,616)

73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $32 million, $30 million, and $26 million in 2020, 2019 and 2018, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2020, 2019 and 2018, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $333 million and $313 million at December 31, 2020 and 2019, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During 2018, the Company implemented its North American voluntary early retirement program. The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2020, 2019 and 2018, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2020 and 2019 was $147 million and $127 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2020 and 2019 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense

74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2020, 2019 and 2018, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2020, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2020, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which was extended to 2023. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2020. At December 31, 2020, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2020, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2020, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $4 million for the years ended December 31, 2020 and 2019.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 30 basis points per annum and is payable quarterly. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

Effective June 30, 2020, the Company entered into a senior loan facility with The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”). Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR plus 140 basis points per annum. The loan will be repaid and the facility terminated on or before June 30, 2021. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

Effective April 30, 2020, the Company entered into a short-term loan facility with MLI. Under the terms of the agreement, the Company may loan up to $750 million to MLI at prevailing interest rates in accordance with the loan agreement. Effective June 30, 2020, the loan facility was terminated. The Company had no borrowings under the agreement.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. Effective June 13, 2019, the agreement was terminated, and the Company had no outstanding borrowings under the agreement.

75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2020 and 2019 was $138 million and $138 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2021-$0 million; 2022-$13 million; 2023-$33 million; 2024-$0 million; 2025-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $8 million, $4 million, and $10 million in 2020, 2019 and 2018, respectively. Interest paid amounted to $8 million, $6 million, and $8 million in 2020, 2019 and 2018, respectively.

Affiliated Debt: Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $0 million, and $1 million for the years ended December 31, 2020, 2019 and 2018, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	21	21	-
(c) Activity stock	2	2	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2019

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$451

FHLBI membership stock of $21 million and $20 million was classified as not eligible for redemption for the years ended December 31, 2020 and 2019, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2020

	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$2,575	$2,191	$500
(b) Separate account	-	-	-

(c) Total collateral pledged	$2,575	$2,191	$500

December 31, 2019

(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing

(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2020

(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$2,701	$2,326	$500
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$2,701	$2,326	$500

	December 31, 2019
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$572	$526	$300
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$572	$526	$300

78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

December 31, 2019

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2020 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2020	2019

(in millions)

Assets:
Bonds	$1,837	$2,145
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	391	429
Real estate	640	668
Cash, cash equivalents and short-term investments	12	5
Policy loans	1,654	1,780
Other invested assets	655	437

Total cash and invested assets	5,189	5,464
Investment income due and accrued	99	113
Premiums due	4	4
Net deferred tax asset	36	35
Other closed block assets	27	7

Total closed block assets	$5,355	$5,623

Obligations:
Policy reserves	5,040	5,346
Policyholders’ and beneficiaries’ funds	54	56
Dividends payable to policyholders	274	295
Policy benefits in process of payment	173	65
Other policy obligations	-	2
Other closed block obligations	194	192

Total closed block obligations	$5,735	$5,956

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2020 financial statements through March 31, 2021, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

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A U D I T E D F I N A N C I A L S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2020

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John Hancock Life Insurance Company (U.S.A.)

Separate Account H

Audited Financial Statements

December 31, 2020

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) as of December 31, 2020, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020 and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

March 31, 2021

3 of 80

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

500 Index Fund Series I	Health Sciences Trust Series II

500 Index Fund Series II	High Yield Trust Series I

500 Index Fund Series NAV	High Yield Trust Series II

Active Bond Trust Series I	International Equity Index Series I

Active Bond Trust Series II	International Equity Index Series II

American Asset Allocation Trust Series I	International Equity Index Series NAV

American Asset Allocation Trust Series II	International Small Company Trust Series I

American Asset Allocation Trust Series III	International Small Company Trust Series II

American Global Growth Trust Series II	Investment Quality Bond Trust Series I

American Global Growth Trust Series III	Investment Quality Bond Trust Series II

American Growth Trust Series II	Lifestyle Aggressive Portfolio Series I

American Growth Trust Series III	Lifestyle Aggressive Portfolio Series II

American Growth-Income Trust Series I	Lifestyle Balanced Portfolio Series I

American Growth-Income Trust Series II	Lifestyle Balanced Portfolio Series II

American Growth-Income Trust Series III	Lifestyle Conservative Portfolio Series I

American International Trust Series II	Lifestyle Conservative Portfolio Series II

American International Trust Series III	Lifestyle Growth Portfolio Series I

Basic Value Focus	Lifestyle Growth Portfolio Series II

Blue Chip Growth Trust Series I	Lifestyle Growth Portfolio Series NAV

Blue Chip Growth Trust Series II	Lifestyle Moderate Portfolio Series I

Capital Appreciation Trust Series I	Lifestyle Moderate Portfolio Series II

Capital Appreciation Trust Series II	Managed Volatility Aggressive Portfolio Series I

Capital Appreciation Value Trust Series II	Managed Volatility Aggressive Portfolio Series II

Core Bond Trust Series I	Managed Volatility Balanced Portfolio Series I

Core Bond Trust Series II	Managed Volatility Balanced Portfolio Series II

Disciplined Value International Trust Series I	Managed Volatility Conservative Portfolio Series I

Disciplined Value International Trust Series II	Managed Volatility Conservative Portfolio Series II

DWS Equity 500 Index	Managed Volatility Growth Portfolio Series I

Emerging Markets Value Trust Series II	Managed Volatility Growth Portfolio Series II

Emerging Markets Value Trust Series NAV	Managed Volatility Growth Portfolio Series NAV

Equity Income Trust Series I	Managed Volatility Moderate Portfolio Series I

Equity Income Trust Series II	Managed Volatility Moderate Portfolio Series II

Financial Industries Trust Series I	Mid Cap Index Trust Series I

Financial Industries Trust Series II	Mid Cap Index Trust Series II

Fundamental All Cap Core Trust Series II	Mid Cap Stock Trust Series I

Fundamental Large Cap Value Trust Series I	Mid Cap Stock Trust Series II

Fundamental Large Cap Value Trust Series II	Mid Value Trust Series I

Global Allocation	Mid Value Trust Series II

Global Trust Series I	Money Market Trust Series I

Global Trust Series II	Money Market Trust Series II

Health Sciences Trust Series I	Money-Market Trust Series NAV

4 of 80

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

Opportunistic Fixed Income Trust Series I	Small Cap Stock Trust Series I

Opportunistic Fixed Income Trust Series II	Small Cap Stock Trust Series II

PIMCO All Asset	Small Cap Value Trust Series I

Real Estate Securities Trust Series I	Small Cap Value Trust Series II

Real Estate Securities Trust Series II	Small Company Value Trust Series I

Science & Technology Trust Series I	Small Company Value Trust Series II

Science & Technology Trust Series II	Strategic Income Opportunities Trust Series I

Select Bond Trust Series I	Strategic Income Opportunities Trust Series II

Select Bond Trust Series II	Total Bond Market Series Trust NAV

Short Term Government Income Trust Series I	Total Bond Market Trust Series II

Short Term Government Income Trust Series II	Total Stock Market Index Trust Series I

Small Cap Index Trust Series I	Total Stock Market Index Trust Series II

Small Cap Index Trust Series II	Ultra Short Term Bond Trust Series I

Small Cap Opportunities Trust Series I	Ultra Short Term Bond Trust Series II

Small Cap Opportunities Trust Series II	Value Opportunities

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	500 Index Fund Series I	500 Index Fund Series II	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I

Total Assets

Investments at fair value	$148,171,180	$63,007,091	$193,699,071	$24,963,419	$134,054,358	$115,923,490

Units outstanding	4,338,902	1,952,905	5,503,957	1,110,855	6,336,500	4,604,947

Unit value	$34.15	$32.26	$35.19	$22.47	$21.16	$25.17

Shares	3,439,443	1,462,221	4,497,308	2,414,257	12,939,610	9,455,423

Cost	$98,167,901	$46,467,108	$108,976,029	$23,644,935	$127,211,637	$121,474,287

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III

Total Assets

Investments at fair value	$888,734,443	$124,837,725	$161,922,073	$31,935,410	$631,753,804	$102,290,185

Units outstanding	36,881,169	4,202,841	4,896,306	803,752	9,062,761	1,953,525

Unit value	$24.10	$29.70	$33.07	$39.73	$69.71	$52.36

Shares	72,490,575	10,174,224	8,236,118	1,616,983	27,384,213	4,410,961

Cost	$898,070,772	$127,263,617	$124,077,112	$24,065,482	$489,260,248	$78,824,499

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III	Basic Value Focus

Total Assets

Investments at fair value	$110,630,818	$448,300,793	$207,202,763	$274,987,974	$37,552,838	$3,801,122

Units outstanding	2,316,917	10,493,324	5,724,055	7,899,256	1,772,570	74,575

Unit value	$47.75	$42.72	$36.20	$34.81	$21.19	$50.97

Shares	6,971,066	28,391,437	13,089,246	12,855,913	1,759,739	281,148

Cost	$115,765,708	$457,408,385	$213,714,785	$230,645,422	$31,411,959	$3,891,959

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I

Total Assets

Investments at fair value	$281,322,858	$130,587,339	$196,184,567	$77,120,741	$268,576,891	$61,027,103

Units outstanding	3,051,706	2,083,670	4,197,038	1,156,226	8,471,997	3,183,979

Unit value	$92.19	$62.67	$46.74	$66.70	$31.70	$19.17

Shares	6,996,341	3,393,642	25,813,759	11,738,317	20,163,430	4,288,623

Cost	$226,443,437	$110,344,331	$164,696,472	$59,749,029	$237,829,565	$57,601,272

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Core Bond Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series II

Total Assets

Investments at fair value	$72,608,602	$12,882,761	$29,116,090	$1,416,288	$157,037,005	$101,646,229

Units outstanding	3,960,067	226,313	2,378,818	113,096	2,707,743	3,321,607

Unit value	$18.34	$56.92	$12.24	$12.52	$58.00	$30.60

Shares	5,106,090	515,723	3,010,971	146,614	11,387,745	7,419,433

Cost	$68,651,605	$9,327,360	$29,213,541	$1,453,523	$176,036,419	$111,435,618

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Allocation

Total Assets

Investments at fair value	$7,491,699	$11,294,035	$45,549,803	$187,209,581	$137,695,178	$256,269

Units outstanding	275,188	401,819	808,009	5,358,588	4,415,133	9,568

Unit value	$27.22	$28.11	$56.37	$34.94	$31.19	$26.78

Shares	585,747	891,400	1,515,296	7,458,549	5,446,803	13,203

Cost	$7,523,827	$11,259,920	$29,768,796	$133,825,349	$98,661,822	$219,469

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II

Total Assets

Investments at fair value	$23,520,323	$52,730,773	$246,986,185	$22,769,452	$55,264,926	$73,088,651

Units outstanding	672,682	2,390,243	10,891,045	1,001,522	507,410	700,307

Unit value	$34.96	$22.06	$22.68	$22.73	$108.92	$104.37

Shares	1,747,424	3,979,681	11,823,178	1,094,685	1,778,723	2,614,979

Cost	$22,214,149	$49,607,355	$223,113,406	$21,078,594	$45,022,297	$61,889,016

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I	International Equity Index Series II	International Equity Index Series NAV	International Small Company Trust Series I

Total Assets

Investments at fair value	$52,470,397	$43,033,811	$16,341,810	$18,700,721	$10,546,738	$17,527,207

Units outstanding	2,579,046	1,721,715	876,692	1,033,039	716,913	755,959

Unit value	$20.34	$24.99	$18.64	$18.10	$14.71	$23.19

Shares	9,956,432	7,954,494	835,898	955,093	539,475	1,189,899

Cost	$52,899,622	$42,155,259	$14,206,499	$16,773,515	$8,417,209	$14,654,832

See accompanying notes.

13 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	International Small Company Trust Series II	Disciplined Value International Trust Series I	Disciplined Value International Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Portfolio Series I

Total Assets

Investments at fair value	$11,734,366	$48,831,137	$40,835,450	$123,908,662	$65,360,407	$1,899,672

Units outstanding	528,343	2,344,292	1,851,428	5,425,325	3,146,836	89,886

Unit value	$22.21	$20.83	$22.06	$22.84	$20.77	$21.13

Shares	797,714	3,741,850	3,131,553	10,181,484	5,366,207	117,554

Cost	$10,436,047	$46,629,614	$39,082,329	$116,539,018	$61,108,891	$1,660,593

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Lifestyle Aggressive Portfolio Series II	Lifestyle Balanced Portfolio Series I	Lifestyle Balanced Portfolio Series II	Lifestyle Conservative Portfolio Series I	Lifestyle Conservative Portfolio Series II	Lifestyle Growth Portfolio Series I
Total Assets

Investments at fair value	$6,165,102	$30,797,250	$643,394,206	$13,934,701	$148,066,791	$217,971,904

Units outstanding	299,066	1,654,577	32,992,252	839,087	8,819,903	10,715,429

Unit value	$20.61	$18.61	$19.50	$16.61	$16.79	$20.34

Shares	381,740	1,877,881	39,159,720	965,676	10,246,837	12,252,496

Cost	$5,344,100	$28,167,506	$580,135,864	$13,312,084	$141,118,246	$199,371,282

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Lifestyle Growth Portfolio Series II	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series I	Lifestyle Moderate Portfolio Series II	Managed Volatility Aggressive Portfolio Series I	Managed Volatility Aggressive Portfolio Series II
Total Assets

Investments at fair value	$4,945,661,936	$6,390,488	$11,799,235	$207,119,672	$31,225,266	$54,222,392

Units outstanding	239,969,870	374,692	658,188	11,072,016	1,227,748	2,237,748

Unit value	$20.61	$17.06	$17.93	$18.71	$25.43	$24.23

Shares	277,690,170	359,420	749,634	13,133,778	3,150,885	5,493,657

Cost	$4,508,553,102	$5,859,162	$10,816,363	$191,421,366	$32,329,622	$54,143,938

See accompanying notes.

16 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series II	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series II	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series II
Total Assets

Investments at fair value	$339,209,787	$4,116,531,110	$85,809,732	$754,903,335	$344,101,404	$5,699,153,573

Units outstanding	13,557,164	180,491,230	3,517,969	37,110,077	14,833,759	253,020,941

Unit value	$25.02	$22.81	$24.39	$20.34	$23.20	$22.52

Shares	29,091,748	355,793,527	7,384,659	65,529,803	28,603,608	475,722,335

Cost	$361,842,708	$4,311,529,343	$86,877,801	$764,904,909	$369,431,234	$5,900,214,137

See accompanying notes.

17 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I
Total Assets

Investments at fair value	$426,570	$124,146,188	$1,311,616,783	$80,889,468	$56,972,187	$181,366,030

Units outstanding	18,848	4,731,894	58,694,701	1,643,618	1,252,032	2,648,100

Unit value	$22.63	$26.24	$22.35	$49.21	$45.50	$68.49

Shares	35,400	10,851,940	115,662,856	3,790,509	2,686,101	6,919,726

Cost	$442,557	$133,929,283	$1,420,041,785	$79,462,703	$55,892,053	$120,651,127

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money-Market Trust Series NAV
Total Assets

Investments at fair value	$104,740,503	$41,568,753	$40,897,490	$20,396,038	$91,727,925	$4,323,622

Units outstanding	1,291,521	1,068,768	1,122,366	1,418,386	8,150,195	354,177

Unit value	$81.10	$38.89	$36.44	$14.38	$11.25	$12.21

Shares	4,373,299	4,083,375	4,013,493	20,396,038	91,727,925	4,323,622

Cost	$73,110,719	$42,605,473	$41,984,326	$20,396,038	$91,727,925	$4,323,622

See accompanying notes.

19 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Select Bond Trust Series I
Total Assets

Investments at fair value	$7,004,238	$25,286,898	$27,194,781	$139,241,692	$71,737,232	$171,838,710

Units outstanding	309,023	422,779	624,222	1,919,986	864,591	10,572,429

Unit value	$22.67	$59.81	$43.57	$72.52	$82.97	$16.25

Shares	620,393	1,332,994	1,434,324	3,325,572	1,835,651	11,777,842

Cost	$6,489,775	$23,751,892	$26,581,733	$91,411,742	$54,567,345	$161,528,075

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Select Bond Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I
Total Assets

Investments at fair value	$378,742,067	$21,912,441	$24,221,853	$12,812,880	$30,199,582	$30,659,341

Units outstanding	25,399,718	1,747,177	2,003,023	306,083	717,999	677,163

Unit value	$14.91	$12.54	$12.09	$41.86	$42.06	$45.28

Shares	25,923,482	1,782,949	1,969,256	785,584	1,864,172	1,168,420

Cost	$359,302,521	$21,836,888	$24,259,056	$11,381,440	$26,331,092	$32,033,452

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Cap Opportunities Trust Series II	Small Cap Stock Trust Series I	Small Cap Stock Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II	Small Company Value Trust Series I
Total Assets

Investments at fair value	$24,278,222	$1,195,763	$38,273,324	$615,774	$20,452,380	$36,719,753

Units outstanding	572,963	24,788	639,653	20,031	656,693	681,333

Unit value	$42.37	$48.24	$59.83	$30.74	$31.14	$53.89

Shares	947,998	100,316	3,517,769	41,889	1,402,770	3,480,545

Cost	$25,377,269	$925,407	$31,214,960	$759,857	$23,837,837	$44,686,985

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV	Total Bond Market Trust Series II	Total Stock Market Index Trust Series I
Total Assets

Investments at fair value	$36,282,955	$27,225,509	$29,989,703	$92,430,582	$75,639,911	$46,821,178

Units outstanding	861,340	1,059,889	1,257,028	6,252,370	5,470,526	1,310,418

Unit value	$42.12	$25.69	$23.86	$14.78	$13.83	$35.73

Shares	3,610,244	1,885,423	2,071,112	8,487,657	6,933,081	1,782,985

Cost	$44,264,413	$25,333,125	$28,040,937	$87,976,814	$74,090,405	$37,635,520

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Value Opportunities
Total Assets

Investments at fair value	$39,416,068	$12,300,488	$233,365,661	$3,036,733

Units outstanding	885,065	998,143	20,405,234	27,603

Unit value	$44.53	$12.32	$11.44	$110.01

Shares	1,508,460	1,073,341	20,363,496	110,789

Cost	$28,736,631	$12,366,999	$234,972,653	$2,399,203

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,398,680	$2,249,004	$905,889	$872,952	$3,253,546	$3,121,438
Expenses:
Mortality and expense risk and administrative charges	(1,948,786)	(1,980,345)	(922,752)	(934,665)	(1,827,602)	(1,884,214)

Net investment income (loss)	449,894	268,659	(16,863)	(61,713)	1,425,944	1,237,224

Realized gains (losses) on investments:
Capital gain distributions received	2,531,269	2,005,210	1,064,479	864,968	3,348,060	2,723,284
Net realized gain (loss)	6,278,342	5,704,366	4,662,859	4,608,325	17,719,634	19,015,002

Realized gains (losses)	8,809,611	7,709,576	5,727,338	5,473,293	21,067,694	21,738,286

Unrealized appreciation (depreciation) during the period	11,484,884	26,336,506	2,375,536	9,201,295	7,506,232	25,032,315

Net increase (decrease) in net assets from operations	20,744,389	34,314,741	8,086,011	14,612,875	29,999,870	48,007,825

Changes from principal transactions:
Purchase payments	229,091	231,436	49,632	76,750	123,416	167,393
Transfers between sub-accounts and the company	(3,962,282)	(1,700,094)	(1,560,968)	1,638,897	(6,098,492)	(11,373,603)
Withdrawals	(10,702,934)	(14,945,805)	(5,960,026)	(6,140,122)	(15,979,599)	(21,194,141)
Annual contract fee	(213,669)	(216,824)	(215,106)	(219,970)	(1,492,686)	(1,586,953)

Net increase (decrease) in net assets from principal transactions	(14,649,794)	(16,631,287)	(7,686,468)	(4,644,445)	(23,447,361)	(33,987,304)

Total increase (decrease) in net assets	6,094,595	17,683,454	399,543	9,968,430	6,552,509	14,020,521
Net assets at beginning of period	142,076,585	124,393,131	62,607,548	52,639,118	187,146,562	173,126,041

Net assets at end of period	$148,171,180	$142,076,585	$63,007,091	$62,607,548	$193,699,071	$187,146,562

	2020	2019	2020	2019	2020	2019
Units, beginning of period	4,842,937	5,483,417	2,242,750	2,418,409	6,219,636	7,467,644
Units issued	161,877	144,991	370,508	333,287	298,003	97,377
Units redeemed	(665,912)	(785,471)	(660,353)	(508,946)	(1,013,682)	(1,345,385)

Units, end of period	4,338,902	4,842,937	1,952,905	2,242,750	5,503,957	6,219,636

See accompanying notes.

25 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$728,372	$695,395	$3,446,618	$3,117,196	$1,459,913	$1,476,055
Expenses:
Mortality and expense risk and administrative charges	(373,924)	(382,743)	(2,030,246)	(2,012,044)	(1,583,969)	(1,606,587)

Net investment income (loss)	354,448	312,652	1,416,372	1,105,152	(124,056)	(130,532)

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	12,877,534	11,825,464
Net realized gain (loss)	136,708	13,902	872,774	(830,536)	931,852	3,365,720

Realized gains (losses)	136,708	13,902	872,774	(830,536)	13,809,386	15,191,184

Unrealized appreciation (depreciation) during the period	1,245,353	1,604,469	5,488,774	8,384,712	(2,780,380)	4,028,420

Net increase (decrease) in net assets from operations	1,736,509	1,931,023	7,777,920	8,659,328	10,904,950	19,089,072

Changes from principal transactions:
Purchase payments	364,153	79,938	67,743	57,523	143,337	277,148
Transfers between sub-accounts and the company	73,189	1,605,697	13,076,266	9,536,211	1,279,848	546,503
Withdrawals	(2,569,290)	(3,915,853)	(11,165,028)	(13,849,476)	(9,509,936)	(11,562,865)
Annual contract fee	(37,626)	(43,058)	(369,404)	(375,813)	(102,577)	(117,107)

Net increase (decrease) in net assets from principal transactions	(2,169,574)	(2,273,276)	1,609,577	(4,631,555)	(8,189,328)	(10,856,321)

Total increase (decrease) in net assets	(433,065)	(342,253)	9,387,497	4,027,773	2,715,622	8,232,751
Net assets at beginning of period	25,396,484	25,738,737	124,666,861	120,639,088	113,207,868	104,975,117

Net assets at end of period	$24,963,419	$25,396,484	$134,054,358	$124,666,861	$115,923,490	$113,207,868

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,211,899	1,321,839	6,289,837	6,519,934	4,962,883	5,496,001
Units issued	154,164	151,868	1,623,062	723,481	206,306	208,937
Units redeemed	(255,208)	(261,808)	(1,576,399)	(953,578)	(564,242)	(742,055)

Units, end of period	1,110,855	1,211,899	6,336,500	6,289,837	4,604,947	4,962,883

See accompanying notes.

26 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$10,417,847	$10,934,296	$1,991,374	$2,011,554	$95,295	$793,923
Expenses:
Mortality and expense risk and administrative charges	(12,040,465)	(12,809,810)	(1,050,973)	(1,078,769)	(2,159,380)	(2,152,955)

Net investment income (loss)	(1,622,618)	(1,875,514)	940,401	932,785	(2,064,085)	(1,359,032)

Realized gains (losses) on investments:
Capital gain distributions received	99,014,315	96,405,666	13,813,010	12,860,175	11,756,289	14,486,141
Net realized gain (loss)	30,296,173	47,917,895	2,648,662	5,172,657	6,188,726	4,515,432

Realized gains (losses)	129,310,488	144,323,561	16,461,672	18,032,832	17,945,015	19,001,573

Unrealized appreciation (depreciation) during the period	(46,012,485)	13,250,951	(4,573,723)	3,027,266	21,476,302	23,672,597

Net increase (decrease) in net assets from operations	81,675,385	155,698,998	12,828,350	21,992,883	37,357,232	41,315,138

Changes from principal transactions:
Purchase payments	699,219	463,630	87,491	38,122	119,875	209,924
Transfers between sub-accounts and the company	(9,799,981)	(11,232,148)	(986,947)	(2,090,173)	(11,895,920)	(9,914,393)
Withdrawals	(77,792,090)	(106,870,383)	(8,694,377)	(13,315,447)	(14,422,897)	(13,934,670)
Annual contract fee	(6,051,816)	(6,485,267)	(655,417)	(682,738)	(740,688)	(809,905)

Net increase (decrease) in net assets from principal transactions	(92,944,668)	(124,124,168)	(10,249,250)	(16,050,236)	(26,939,630)	(24,449,044)

Total increase (decrease) in net assets	(11,269,283)	31,574,830	2,579,100	5,942,647	10,417,602	16,866,094
Net assets at beginning of period	900,003,726	868,428,896	122,258,625	116,315,978	151,504,471	134,638,377

Net assets at end of period	$888,734,443	$900,003,726	$124,837,725	$122,258,625	$161,922,073	$151,504,471

	2020	2019	2020	2019	2020	2019
Units, beginning of period	41,210,803	47,315,029	4,588,427	5,240,224	5,857,465	6,910,615
Units issued	345,892	296,775	7,476	12,663	264,960	164,520
Units redeemed	(4,675,526)	(6,401,001)	(393,062)	(664,460)	(1,226,119)	(1,217,670)

Units, end of period	36,881,169	41,210,803	4,202,841	4,588,427	4,896,306	5,857,465

See accompanying notes.

27 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$18,744	$281,475	$443,583	$3,841,888	$72,388	$1,041,245
Expenses:
Mortality and expense risk and administrative charges	(269,072)	(268,871)	(8,482,980)	(8,093,186)	(849,179)	(814,236)

Net investment income (loss)	(250,328)	12,604	(8,039,397)	(4,251,298)	(776,791)	227,009

Realized gains (losses) on investments:
Capital gain distributions received	2,312,439	2,850,141	70,899,624	92,750,500	11,570,055	15,505,162
Net realized gain (loss)	1,198,345	1,103,876	5,427,761	10,944,502	407,369	2,421,023

Realized gains (losses)	3,510,784	3,954,017	76,327,385	103,695,002	11,977,424	17,926,185

Unrealized appreciation (depreciation) during the period	4,455,607	4,583,880	161,035,726	31,714,232	27,341,918	4,895,562

Net increase (decrease) in net assets from operations	7,716,063	8,550,501	229,323,714	131,157,936	38,542,551	23,048,756

Changes from principal transactions:
Purchase payments	7,684	13,344	488,858	316,215	17,222	45,255
Transfers between sub-accounts and the company	(3,431,496)	(3,014,090)	(74,092,034)	(28,495,994)	(18,384,111)	(6,027,914)
Withdrawals	(1,939,702)	(2,633,082)	(57,398,566)	(61,500,015)	(7,505,866)	(9,253,265)
Annual contract fee	(146,910)	(155,450)	(1,763,236)	(1,845,078)	(587,582)	(586,537)

Net increase (decrease) in net assets from principal transactions	(5,510,424)	(5,789,278)	(132,764,978)	(91,524,872)	(26,460,337)	(15,822,461)

Total increase (decrease) in net assets	2,205,639	2,761,223	96,558,736	39,633,064	12,082,214	7,226,295
Net assets at beginning of period	29,729,771	26,968,548	535,195,068	495,562,004	90,207,971	82,981,676

Net assets at end of period	$31,935,410	$29,729,771	$631,753,804	$535,195,068	$102,290,185	$90,207,971

	2020	2019	2020	2019	2020	2019
Units, beginning of period	966,792	1,174,421	11,473,883	13,670,917	2,594,074	3,092,636
Units issued	13,580	14,862	294,368	209,547	5,025	35,899
Units redeemed	(176,620)	(222,491)	(2,705,490)	(2,406,581)	(645,574)	(534,461)

Units, end of period	803,752	966,792	9,062,761	11,473,883	1,953,525	2,594,074

See accompanying notes.

28 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,362,811	$1,624,218	$5,201,707	$6,109,053	$3,274,975	$3,667,260
Expenses:
Mortality and expense risk and administrative charges	(1,532,925)	(1,622,196)	(6,433,577)	(6,821,559)	(1,759,175)	(1,830,060)

Net investment income (loss)	(170,114)	2,022	(1,231,870)	(712,506)	1,515,800	1,837,200

Realized gains (losses) on investments:
Capital gain distributions received	13,566,453	12,814,275	55,141,847	52,080,169	25,474,637	23,502,903
Net realized gain (loss)	(4,484,502)	(250,715)	(20,497,162)	2,130,479	(7,179,944)	2,619

Realized gains (losses)	9,081,951	12,563,560	34,644,685	54,210,648	18,294,693	23,505,522

Unrealized appreciation (depreciation) during the period	2,179,994	10,623,537	15,062,539	39,894,649	4,562,355	19,154,688

Net increase (decrease) in net assets from operations	11,091,831	23,189,119	48,475,354	93,392,791	24,372,848	44,497,410

Changes from principal transactions:
Purchase payments	94,413	74,896	291,262	278,932	40,216	75,738
Transfers between sub-accounts and the company	(4,012,261)	(3,086,555)	4,072,014	(18,194,875)	(2,179,389)	(9,193,271)
Withdrawals	(9,183,552)	(9,935,605)	(44,985,627)	(50,658,427)	(15,597,311)	(21,037,818)
Annual contract fee	(194,834)	(213,910)	(1,480,429)	(1,670,097)	(1,217,079)	(1,300,970)

Net increase (decrease) in net assets from principal transactions	(13,296,234)	(13,161,174)	(42,102,780)	(70,244,467)	(18,953,563)	(31,456,321)

Total increase (decrease) in net assets	(2,204,403)	10,027,945	6,372,574	23,148,324	5,419,285	13,041,089
Net assets at beginning of period	112,835,221	102,807,276	441,928,219	418,779,895	201,783,478	188,742,389

Net assets at end of period	$110,630,818	$112,835,221	$448,300,793	$441,928,219	$207,202,763	$201,783,478

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,633,987	2,972,560	11,501,928	13,514,027	6,268,748	7,330,807
Units issued	66,922	30,125	828,918	121,565	295,623	45,572
Units redeemed	(383,992)	(368,698)	(1,837,522)	(2,133,664)	(840,316)	(1,107,631)

Units, end of period	2,316,917	2,633,987	10,493,324	11,501,928	5,724,055	6,268,748

See accompanying notes.

29 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		Basic Value Focus
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$624,119	$2,148,320	$243,332	$464,889	$75,265	$90,192
Expenses:
Mortality and expense risk and administrative charges	(3,812,514)	(4,169,731)	(316,190)	(334,707)	(49,826)	(59,427)

Net investment income (loss)	(3,188,395)	(2,021,411)	(72,858)	130,182	25,439	30,765

Realized gains (losses) on investments:
Capital gain distributions received	11,477,527	19,200,246	1,588,945	2,571,323	85,238	340,833
Net realized gain (loss)	14,171,864	14,272,252	1,929,766	1,987,092	113,153	166,441

Realized gains (losses)	25,649,391	33,472,498	3,518,711	4,558,415	198,391	507,274

Unrealized appreciation (depreciation) during the period	11,242,015	18,950,358	1,703,830	2,478,883	(189,770)	258,816

Net increase (decrease) in net assets from operations	33,703,011	50,401,445	5,149,683	7,167,480	34,060	796,855

Changes from principal transactions:
Purchase payments	168,282	250,831	4,718	46,370	-	-
Transfers between sub-accounts and the company	(2,376,367)	(6,791,116)	(840,544)	(933,064)	6,788	(48,281)
Withdrawals	(26,061,483)	(33,347,029)	(3,065,191)	(4,160,081)	(450,332)	(348,939)
Annual contract fee	(925,393)	(1,075,161)	(261,158)	(287,441)	(8,296)	(9,662)

Net increase (decrease) in net assets from principal transactions	(29,194,961)	(40,962,475)	(4,162,175)	(5,334,216)	(451,840)	(406,882)

Total increase (decrease) in net assets	4,508,050	9,438,970	987,508	1,833,264	(417,780)	389,973
Net assets at beginning of period	270,479,924	261,040,954	36,565,330	34,732,066	4,218,902	3,828,929

Net assets at end of period	$274,987,974	$270,479,924	$37,552,838	$36,565,330	$3,801,122	$4,218,902

	2020	2019	2020	2019	2020	2019
Units, beginning of period	8,655,421	10,102,987	1,949,411	2,255,035	85,894	95,425
Units issued	985,995	339,775	193,043	61,863	3,117	267
Units redeemed	(1,742,160)	(1,787,341)	(369,884)	(367,487)	(14,436)	(9,798)

Units, end of period	7,899,256	8,655,421	1,772,570	1,949,411	74,575	85,894

See accompanying notes.

30 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Capital Appreciation Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$-	$-	$-	$48,361
Expenses:
Mortality and expense risk and administrative charges	(3,709,545)	(3,508,624)	(1,872,813)	(1,830,020)	(2,370,124)	(2,001,206)

Net investment income (loss)	(3,709,545)	(3,508,624)	(1,872,813)	(1,830,020)	(2,370,124)	(1,952,845)

Realized gains (losses) on investments:
Capital gain distributions received	35,559,840	33,720,320	17,193,221	16,710,750	17,359,885	89,472,263
Net realized gain (loss)	11,013,382	17,397,864	4,812,976	843,595	(27,631,558)	(7,691,640)

Realized gains (losses)	46,573,222	51,118,184	22,006,197	17,554,345	(10,271,673)	81,780,623

Unrealized appreciation (depreciation) during the period	28,816,830	10,177,381	12,767,203	12,068,338	83,977,750	(43,594,326)

Net increase (decrease) in net assets from operations	71,680,507	57,786,941	32,900,587	27,792,663	71,335,953	36,233,452

Changes from principal transactions:
Purchase payments	328,238	407,148	170,912	238,998	131,434	108,209
Transfers between sub-accounts and the company	(8,645,326)	(6,147,149)	(9,033,509)	(6,854,071)	(4,912,972)	(3,752,199)
Withdrawals	(23,396,729)	(26,531,256)	(9,940,702)	(11,490,552)	(12,648,719)	(12,310,985)
Annual contract fee	(339,135)	(353,435)	(344,150)	(351,075)	(250,939)	(246,417)

Net increase (decrease) in net assets from principal transactions	(32,052,952)	(32,624,692)	(19,147,449)	(18,456,700)	(17,681,196)	(16,201,392)

Total increase (decrease) in net assets	39,627,555	25,162,249	13,753,138	9,335,963	53,654,757	20,032,060
Net assets at beginning of period	241,695,303	216,533,054	116,834,201	107,498,238	142,529,810	122,497,750

Net assets at end of period	$281,322,858	$241,695,303	$130,587,339	$116,834,201	$196,184,567	$142,529,810

	2020	2019	2020	2019	2020	2019
Units, beginning of period	3,479,298	3,989,809	2,455,487	2,880,174	4,686,518	5,276,879
Units issued	96,590	68,217	165,679	139,736	162,658	61,764
Units redeemed	(524,182)	(578,728)	(537,496)	(564,423)	(652,138)	(652,125)

Units, end of period	3,051,706	3,479,298	2,083,670	2,455,487	4,197,038	4,686,518

See accompanying notes.

31 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$4,069	$2,224,193	$3,076,312	$1,412,464	$1,484,498
Expenses:
Mortality and expense risk and administrative charges	(1,012,892)	(857,992)	(3,416,224)	(3,551,987)	(913,052)	(926,810)

Net investment income (loss)	(1,012,892)	(853,923)	(1,192,031)	(475,675)	499,412	557,688

Realized gains (losses) on investments:
Capital gain distributions received	7,876,473	37,210,141	20,821,936	16,197,394	-	-
Net realized gain (loss)	(19,218,461)	(6,148,909)	2,551,247	2,052,992	460,736	(216,478)

Realized gains (losses)	(11,341,988)	31,061,232	23,373,183	18,250,386	460,736	(216,478)

Unrealized appreciation (depreciation) during the period	40,524,650	(15,669,639)	14,498,928	34,280,699	3,182,169	3,743,557

Net increase (decrease) in net assets from operations	28,169,770	14,537,670	36,680,080	52,055,410	4,142,317	4,084,767

Changes from principal transactions:
Purchase payments	112,357	148,132	234,372	237,785	60,090	156,795
Transfers between sub-accounts and the company	(2,972,593)	(2,662,311)	(4,311,385)	(3,950,588)	1,068,128	726,937
Withdrawals	(5,267,141)	(5,339,508)	(22,700,460)	(29,300,329)	(5,832,379)	(6,788,315)
Annual contract fee	(210,639)	(190,136)	(1,811,283)	(1,863,916)	(111,415)	(119,009)

Net increase (decrease) in net assets from principal transactions	(8,338,016)	(8,043,823)	(28,588,756)	(34,877,048)	(4,815,576)	(6,023,592)

Total increase (decrease) in net assets	19,831,754	6,493,847	8,091,324	17,178,362	(673,259)	(1,938,825)
Net assets at beginning of period	57,288,987	50,795,140	260,485,567	243,307,205	61,700,362	63,639,187

Net assets at end of period	$77,120,741	$57,288,987	$268,576,891	$260,485,567	$61,027,103	$61,700,362

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,315,030	1,523,414	9,499,228	10,874,787	3,442,150	3,784,692
Units issued	176,958	52,697	277,558	188,816	345,106	231,090
Units redeemed	(335,762)	(261,081)	(1,304,789)	(1,564,375)	(603,277)	(573,632)

Units, end of period	1,156,226	1,315,030	8,471,997	9,499,228	3,183,979	3,442,150

See accompanying notes.

32 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,544,274	$1,592,588	$155,964	$184,331	$570,728	$901,635
Expenses:
Mortality and expense risk and administrative charges	(1,149,309)	(1,137,086)	(187,225)	(189,162)	(375,356)	(456,483)

Net investment income (loss)	394,965	455,502	(31,261)	(4,831)	195,372	445,152

Realized gains (losses) on investments:
Capital gain distributions received	-	-	692,614	569,806	-	-
Net realized gain (loss)	741,069	(212,925)	409,150	710,975	(1,275,761)	(735,322)

Realized gains (losses)	741,069	(212,925)	1,101,764	1,280,781	(1,275,761)	(735,322)

Unrealized appreciation (depreciation) during the period	3,561,752	4,231,106	643,507	1,628,784	1,756,769	2,896,993

Net increase (decrease) in net assets from operations	4,697,786	4,473,683	1,714,010	2,904,734	676,380	2,606,823

Changes from principal transactions:
Purchase payments	34,829	73,214	-	-	64,424	37,955
Transfers between sub-accounts and the company	5,396,807	2,467,588	(266,570)	(495,487)	(414,999)	(111,142)
Withdrawals	(8,848,733)	(7,427,932)	(667,941)	(888,598)	(1,771,998)	(2,688,201)
Annual contract fee	(192,741)	(197,703)	(49,075)	(50,650)	(102,851)	(123,981)

Net increase (decrease) in net assets from principal transactions	(3,609,838)	(5,084,833)	(983,586)	(1,434,735)	(2,225,424)	(2,885,369)

Total increase (decrease) in net assets	1,087,948	(611,150)	730,424	1,469,999	(1,549,044)	(278,546)
Net assets at beginning of period	71,520,654	72,131,804	12,152,337	10,682,338	30,665,134	30,943,680

Net assets at end of period	$72,608,602	$71,520,654	$12,882,761	$12,152,337	$29,116,090	$30,665,134

	2020	2019	2020	2019	2020	2019
Units, beginning of period	4,176,391	4,476,676	247,183	278,624	2,551,526	2,808,960
Units issued	751,013	552,147	636	1,292	339,550	249,459
Units redeemed	(967,337)	(852,432)	(21,506)	(32,733)	(512,258)	(506,893)

Units, end of period	3,960,067	4,176,391	226,313	247,183	2,378,818	2,551,526

See accompanying notes.

33 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$30,518	$45,841	$4,232,098	$3,345,901	$2,588,054	$1,930,828
Expenses:
Mortality and expense risk and administrative charges	(12,390)	(14,593)	(2,125,298)	(2,401,504)	(1,452,801)	(1,601,769)

Net investment income (loss)	18,128	31,248	2,106,800	944,397	1,135,253	329,059

Realized gains (losses) on investments:
Capital gain distributions received	-	-	10,944,439	14,205,980	7,156,359	8,965,857
Net realized gain (loss)	(51,994)	(19,591)	(5,242,345)	3,015,112	(6,728,768)	(2,628,317)

Realized gains (losses)	(51,994)	(19,591)	5,702,094	17,221,092	427,591	6,337,540

Unrealized appreciation (depreciation) during the period	59,639	124,257	(11,248,738)	17,593,470	(4,044,834)	15,514,745

Net increase (decrease) in net assets from operations	25,773	135,914	(3,439,844)	35,758,959	(2,481,990)	22,181,344

Changes from principal transactions:
Purchase payments	-	-	173,795	162,155	127,025	198,839
Transfers between sub-accounts and the company	(29,014)	42,407	(6,084,370)	7,693,432	(3,085,729)	9,598,720
Withdrawals	(65,538)	(144,912)	(11,151,783)	(17,903,738)	(7,832,482)	(10,456,627)
Annual contract fee	(305)	(395)	(205,743)	(230,906)	(299,304)	(320,694)

Net increase (decrease) in net assets from principal transactions	(94,857)	(102,900)	(17,268,101)	(10,279,057)	(11,090,490)	(979,762)

Total increase (decrease) in net assets	(69,084)	33,014	(20,707,945)	25,479,902	(13,572,480)	21,201,582
Net assets at beginning of period	1,485,372	1,452,358	177,744,950	152,265,048	115,218,709	94,017,127

Net assets at end of period	$1,416,288	$1,485,372	$157,037,005	$177,744,950	$101,646,229	$115,218,709

	2020	2019	2020	2019	2020	2019
Units, beginning of period	121,755	130,686	3,052,348	3,216,393	3,726,352	3,781,609
Units issued	9,972	5,327	68,659	301,233	189,292	481,639
Units redeemed	(18,631)	(14,258)	(413,264)	(465,278)	(594,037)	(536,896)

Units, end of period	113,096	121,755	2,707,743	3,052,348	3,321,607	3,726,352

See accompanying notes.

34 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$93,456	$373,100	$118,511	$491,385	$75,831	$101,608
Expenses:
Mortality and expense risk and administrative charges	(108,062)	(137,130)	(161,172)	(195,084)	(642,643)	(672,566)

Net investment income (loss)	(14,606)	235,970	(42,661)	296,301	(566,812)	(570,958)

Realized gains (losses) on investments:
Capital gain distributions received	661,156	498,549	978,323	720,932	1,180,311	3,176,855
Net realized gain (loss)	(243,789)	117,263	(237,136)	172,286	3,780,266	3,539,791

Realized gains (losses)	417,367	615,812	741,187	893,218	4,960,577	6,716,646

Unrealized appreciation (depreciation) during the period	(682,872)	1,482,963	(972,359)	2,008,049	4,947,941	5,992,654

Net increase (decrease) in net assets from operations	(280,111)	2,334,745	(273,833)	3,197,568	9,341,706	12,138,342

Changes from principal transactions:
Purchase payments	8,196	8,713	23,971	43,286	54,953	35,188
Transfers between sub-accounts and the company	(683,177)	(848,825)	(741,337)	(21,840)	(3,709,307)	(1,815,239)
Withdrawals	(733,875)	(723,768)	(946,739)	(1,297,549)	(3,381,091)	(3,868,889)
Annual contract fee	(20,834)	(27,649)	(33,505)	(42,682)	(160,045)	(166,869)

Net increase (decrease) in net assets from principal transactions	(1,429,690)	(1,591,529)	(1,697,610)	(1,318,785)	(7,195,490)	(5,815,809)

Total increase (decrease) in net assets	(1,709,801)	743,216	(1,971,443)	1,878,783	2,146,216	6,322,533
Net assets at beginning of period	9,201,500	8,458,284	13,265,478	11,386,695	43,403,587	37,081,054

Net assets at end of period	$7,491,699	$9,201,500	$11,294,035	$13,265,478	$45,549,803	$43,403,587

	2020	2019	2020	2019	2020	2019
Units, beginning of period	341,785	407,419	473,391	526,724	962,528	1,098,058
Units issued	23,146	25,202	43,741	51,514	33,993	85,406
Units redeemed	(89,743)	(90,836)	(115,313)	(104,847)	(188,512)	(220,936)

Units, end of period	275,188	341,785	401,819	473,391	808,009	962,528

See accompanying notes.

35 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II		Global Allocation
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,802,356	$2,077,276	$1,097,502	$1,311,194	$2,620	$2,816
Expenses:
Mortality and expense risk and administrative charges	(2,454,167)	(2,660,347)	(1,959,121)	(2,221,187)	(3,593)	(3,518)

Net investment income (loss)	(651,811)	(583,071)	(861,619)	(909,993)	(973)	(702)

Realized gains (losses) on investments:
Capital gain distributions received	3,262,862	2,922,995	2,404,371	2,222,165	12,446	8,331
Net realized gain (loss)	4,631,163	4,502,948	4,745,628	5,579,369	5,907	1,153

Realized gains (losses)	7,894,025	7,425,943	7,149,999	7,801,534	18,353	9,484

Unrealized appreciation (depreciation) during the period	9,069,048	45,290,053	6,083,320	33,531,268	26,020	27,523

Net increase (decrease) in net assets from operations	16,311,262	52,132,925	12,371,700	40,422,809	43,400	36,305

Changes from principal transactions:
Purchase payments	170,141	226,838	211,520	250,683	-	-
Transfers between sub-accounts and the company	(4,876,624)	(4,440,512)	(2,352,126)	(10,797,836)	(411)	(5,906)
Withdrawals	(14,926,644)	(18,471,291)	(13,529,575)	(17,896,624)	(40,622)	(1,723)
Annual contract fee	(228,517)	(255,044)	(446,405)	(530,237)	(723)	(761)

Net increase (decrease) in net assets from principal transactions	(19,861,644)	(22,940,009)	(16,116,586)	(28,974,014)	(41,756)	(8,390)

Total increase (decrease) in net assets	(3,550,382)	29,192,916	(3,744,886)	11,448,795	1,644	27,915
Net assets at beginning of period	190,759,963	161,567,047	141,440,064	129,991,269	254,625	226,710

Net assets at end of period	$187,209,581	$190,759,963	$137,695,178	$141,440,064	$256,269	$254,625

	2020	2019	2020	2019	2020	2019
Units, beginning of period	6,025,331	6,828,258	4,994,005	6,141,427	10,767	11,153
Units issued	71,340	52,331	307,070	100,527	101	84
Units redeemed	(738,083)	(855,258)	(885,942)	(1,247,949)	(1,300)	(470)

Units, end of period	5,358,588	6,025,331	4,415,133	4,994,005	9,568	10,767

See accompanying notes.

36 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series II		Global Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$868,455	$1,461,372	$1,872,775	$3,471,207	$1,117,359	$2,028,457
Expenses:
Mortality and expense risk and administrative charges	(328,692)	(338,548)	(773,020)	(861,400)	(1,268,459)	(1,184,304)

Net investment income (loss)	539,763	1,122,824	1,099,755	2,609,807	(151,100)	844,153

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	778,991	3,425,006
Net realized gain (loss)	28,910	(91,367)	(1,560)	(236,683)	2,852,330	3,259,144

Realized gains (losses)	28,910	(91,367)	(1,560)	(236,683)	3,631,321	6,684,150

Unrealized appreciation (depreciation) during the period	2,008,247	87,352	4,119,927	57,724	12,726,981	5,419,777

Net increase (decrease) in net assets from operations	2,576,920	1,118,809	5,218,122	2,430,848	16,207,202	12,948,080

Changes from principal transactions:
Purchase payments	36,488	17,669	38,024	456,561	120,832	88,780
Transfers between sub-accounts and the company	315,082	(131,635)	(536,570)	2,494,594	142,839,775	(244,737)
Withdrawals	(1,853,926)	(2,653,123)	(5,693,484)	(6,875,402)	(7,796,743)	(9,894,020)
Annual contract fee	(32,849)	(37,403)	(187,166)	(218,952)	(381,264)	(303,853)

Net increase (decrease) in net assets from principal transactions	(1,535,205)	(2,804,492)	(6,379,196)	(4,143,199)	134,782,600	(10,353,830)

Total increase (decrease) in net assets	1,041,715	(1,685,683)	(1,161,074)	(1,712,351)	150,989,802	2,594,250
Net assets at beginning of period	22,478,608	24,164,291	53,891,847	55,604,198	95,996,383	93,402,133

Net assets at end of period	$23,520,323	$22,478,608	$52,730,773	$53,891,847	$246,986,185	$95,996,383

	2020	2019	2020	2019	2020	2019
Units, beginning of period	722,008	811,355	2,737,227	2,952,426	3,559,744	3,921,397
Units issued	60,384	28,442	375,291	330,024	7,879,480	137,711
Units redeemed	(109,710)	(117,789)	(722,275)	(545,223)	(548,179)	(499,364)

Units, end of period	672,682	722,008	2,390,243	2,737,227	10,891,045	3,559,744

See accompanying notes.

37 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$232,058	$503,173	$-	$-	$-	$-
Expenses:
Mortality and expense risk and administrative charges	(341,238)	(421,198)	(751,789)	(720,648)	(1,015,950)	(921,176)

Net investment income (loss)	(109,180)	81,975	(751,789)	(720,648)	(1,015,950)	(921,176)

Realized gains (losses) on investments:
Capital gain distributions received	189,630	953,574	5,226,960	3,549,205	7,520,707	4,630,907
Net realized gain (loss)	(342,197)	33,550	(390,626)	(2,498,983)	615,184	(2,709,953)

Realized gains (losses)	(152,567)	987,124	4,836,334	1,050,222	8,135,891	1,920,954

Unrealized appreciation (depreciation) during the period	885,491	2,374,937	7,407,797	11,086,770	7,568,566	12,684,211

Net increase (decrease) in net assets from operations	623,744	3,444,036	11,492,342	11,416,344	14,688,507	13,683,989

Changes from principal transactions:
Purchase payments	36,090	43,661	103,673	58,577	175,076	111,058
Transfers between sub-accounts and the company	(2,065,733)	(1,022,764)	(1,681,588)	(2,269,090)	2,509,498	(2,663,442)
Withdrawals	(1,888,195)	(2,747,905)	(5,166,507)	(4,453,967)	(4,776,629)	(6,391,828)
Annual contract fee	(88,709)	(102,298)	(113,683)	(120,628)	(219,812)	(196,981)

Net increase (decrease) in net assets from principal transactions	(4,006,547)	(3,829,306)	(6,858,105)	(6,785,108)	(2,311,867)	(9,141,193)

Total increase (decrease) in net assets	(3,382,803)	(385,270)	4,634,237	4,631,236	12,376,640	4,542,796
Net assets at beginning of period	26,152,255	26,537,525	50,630,689	45,999,453	60,712,011	56,169,215

Net assets at end of period	$22,769,452	$26,152,255	$55,264,926	$50,630,689	$73,088,651	$60,712,011

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,201,857	1,391,375	582,531	670,096	729,173	849,302
Units issued	27,638	93,720	48,322	33,744	109,509	34,345
Units redeemed	(227,973)	(283,238)	(123,443)	(121,309)	(138,375)	(154,474)

Units, end of period	1,001,522	1,201,857	507,410	582,531	700,307	729,173

See accompanying notes.

38 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$3,082,227	$2,869,556	$2,380,569	$2,357,490	$363,770	$369,711
Expenses:
Mortality and expense risk and administrative charges	(583,003)	(648,494)	(626,576)	(726,530)	(221,487)	(200,184)

Net investment income (loss)	2,499,224	2,221,062	1,753,993	1,630,960	142,283	169,527

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	143,026	-
Net realized gain (loss)	(1,167,688)	(649,799)	(679,709)	(755,927)	92,651	308,662

Realized gains (losses)	(1,167,688)	(649,799)	(679,709)	(755,927)	235,677	308,662

Unrealized appreciation (depreciation) during the period	785,690	5,637,813	291,515	5,146,550	606,224	1,995,983

Net increase (decrease) in net assets from operations	2,117,226	7,209,076	1,365,799	6,021,583	984,184	2,474,172

Changes from principal transactions:
Purchase payments	18,346	20,230	29,768	46,819	18,989	40,925
Transfers between sub-accounts and the company	1,014,328	1,841,302	(224,723)	430,069	(1,895,801)	4,796,061
Withdrawals	(5,164,783)	(5,618,260)	(5,149,405)	(4,149,208)	(1,072,792)	(1,137,792)
Annual contract fee	(265,032)	(290,452)	(165,679)	(197,954)	(42,818)	(38,741)

Net increase (decrease) in net assets from principal transactions	(4,397,141)	(4,047,180)	(5,510,039)	(3,870,274)	(2,992,422)	3,660,453

Total increase (decrease) in net assets	(2,279,915)	3,161,896	(4,144,240)	2,151,309	(2,008,238)	6,134,625
Net assets at beginning of period	54,750,312	51,588,416	47,178,051	45,026,742	18,350,048	12,215,423

Net assets at end of period	$52,470,397	$54,750,312	$43,033,811	$47,178,051	$16,341,810	$18,350,048

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,760,033	2,981,649	1,939,528	2,088,366	1,072,797	856,547
Units issued	284,715	281,074	267,803	290,303	52,610	369,042
Units redeemed	(465,702)	(502,690)	(485,616)	(439,141)	(248,715)	(152,792)

Units, end of period	2,579,046	2,760,033	1,721,715	1,939,528	876,692	1,072,797

See accompanying notes.

39 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series II		International Equity Index Series NAV		International Small Company Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$378,147	$328,258	$232,048	$233,663	$314,762	$386,667
Expenses:
Mortality and expense risk and administrative charges	(250,435)	(192,814)	(148,727)	(153,428)	(223,459)	(262,469)

Net investment income (loss)	127,712	135,444	83,321	80,235	91,303	124,198

Realized gains (losses) on investments:
Capital gain distributions received	161,001	-	89,524	-	519,441	731,319
Net realized gain (loss)	(38,121)	264,337	225,455	134,301	484,401	865,980

Realized gains (losses)	122,880	264,337	314,979	134,301	1,003,842	1,597,299

Unrealized appreciation (depreciation) during the period	1,107,328	1,875,430	409,100	1,487,649	(285,791)	1,684,677

Net increase (decrease) in net assets from operations	1,357,920	2,275,211	807,400	1,702,185	809,354	3,406,174

Changes from principal transactions:
Purchase payments	110,151	26,821	40,760	8,375	13,578	16,634
Transfers between sub-accounts and the company	210,451	5,953,059	(450,724)	672,727	(576,208)	(275,477)
Withdrawals	(1,258,757)	(1,234,620)	(422,566)	(800,590)	(1,379,308)	(1,878,161)
Annual contract fee	(49,790)	(45,798)	(44,655)	(46,062)	(33,886)	(44,426)

Net increase (decrease) in net assets from principal transactions	(987,945)	4,699,462	(877,185)	(165,550)	(1,975,824)	(2,181,430)

Total increase (decrease) in net assets	369,975	6,974,673	(69,785)	1,536,635	(1,166,470)	1,224,744
Net assets at beginning of period	18,330,746	11,356,073	10,616,523	9,079,888	18,693,677	17,468,933

Net assets at end of period	$18,700,721	$18,330,746	$10,546,738	$10,616,523	$17,527,207	$18,693,677

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,100,473	814,211	785,461	802,770	861,503	972,342
Units issued	107,962	501,701	21,948	80,899	24,289	23,995
Units redeemed	(175,396)	(215,439)	(90,496)	(98,208)	(129,833)	(134,834)

Units, end of period	1,033,039	1,100,473	716,913	785,461	755,959	861,503

See accompanying notes.

40 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series II		Disciplined Value International Trust Series I		Disciplined Value International Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$185,791	$207,215	$912,944	$1,455,771	$703,871	$1,119,265
Expenses:
Mortality and expense risk and administrative charges	(151,675)	(180,189)	(639,471)	(786,320)	(574,329)	(691,304)

Net investment income (loss)	34,116	27,026	273,473	669,451	129,542	427,961

Realized gains (losses) on investments:
Capital gain distributions received	337,389	474,658	-	-	-	-
Net realized gain (loss)	19,438	325,003	(187,558)	928,899	(869,446)	22,064

Realized gains (losses)	356,827	799,661	(187,558)	928,899	(869,446)	22,064

Unrealized appreciation (depreciation) during the period	129,624	1,375,173	(4,707)	3,850,553	935,993	3,909,472

Net increase (decrease) in net assets from operations	520,567	2,201,860	81,208	5,448,903	196,089	4,359,497

Changes from principal transactions:
Purchase payments	54,504	83,273	60,539	66,635	194,044	286,666
Transfers between sub-accounts and the company	1,983	(653,180)	(1,525,349)	(1,331,948)	(16,833)	(389,754)
Withdrawals	(887,940)	(1,075,376)	(3,116,765)	(5,187,431)	(3,599,352)	(4,358,681)
Annual contract fee	(38,691)	(48,482)	(93,094)	(117,920)	(120,372)	(142,820)

Net increase (decrease) in net assets from principal transactions	(870,144)	(1,693,765)	(4,674,669)	(6,570,664)	(3,542,513)	(4,604,589)

Total increase (decrease) in net assets	(349,577)	508,095	(4,593,461)	(1,121,761)	(3,346,424)	(245,092)
Net assets at beginning of period	12,083,943	11,575,848	53,424,598	54,546,359	44,181,874	44,426,966

Net assets at end of period	$11,734,366	$12,083,943	$48,831,137	$53,424,598	$40,835,450	$44,181,874

	2020	2019	2020	2019	2020	2019
Units, beginning of period	579,462	668,861	2,610,501	2,949,301	2,030,349	2,250,880
Units issued	53,204	23,203	85,432	69,709	139,288	100,494
Units redeemed	(104,323)	(112,602)	(351,641)	(408,509)	(318,209)	(321,025)

Units, end of period	528,343	579,462	2,344,292	2,610,501	1,851,428	2,030,349

See accompanying notes.

41 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,683,244	$2,996,138	$1,293,790	$1,430,663	$35,247	$40,120
Expenses:
Mortality and expense risk and administrative charges	(1,264,162)	(1,280,241)	(952,960)	(946,553)	(34,621)	(37,233)

Net investment income (loss)	1,419,082	1,715,897	340,830	484,110	626	2,887

Realized gains (losses) on investments:
Capital gain distributions received	63,424	-	33,390	-	122,563	145,539
Net realized gain (loss)	(714,741)	(928,071)	156,656	(474,445)	165,529	20,764

Realized gains (losses)	(651,317)	(928,071)	190,046	(474,445)	288,092	166,303

Unrealized appreciation (depreciation) during the period	8,097,006	8,606,760	3,718,695	4,326,220	(91,276)	376,740

Net increase (decrease) in net assets from operations	8,864,771	9,394,586	4,249,571	4,335,885	197,442	545,930

Changes from principal transactions:
Purchase payments	66,124	107,704	42,333	135,857	7,000	5,500
Transfers between sub-accounts and the company	4,840,214	7,859,323	6,303,179	6,839,516	(18,697)	161,148
Withdrawals	(9,796,311)	(12,691,141)	(7,402,529)	(7,163,684)	(1,067,482)	(41,965)
Annual contract fee	(609,884)	(643,352)	(211,841)	(214,415)	(5,415)	(10,739)

Net increase (decrease) in net assets from principal transactions	(5,499,857)	(5,367,466)	(1,268,858)	(402,726)	(1,084,594)	113,944

Total increase (decrease) in net assets	3,364,914	4,027,120	2,980,713	3,933,159	(887,152)	659,874
Net assets at beginning of period	120,543,748	116,516,628	62,379,694	58,446,535	2,786,824	2,126,950

Net assets at end of period	$123,908,662	$120,543,748	$65,360,407	$62,379,694	$1,899,672	$2,786,824

	2020	2019	2020	2019	2020	2019
Units, beginning of period	5,735,757	6,011,005	3,224,863	3,237,257	148,782	142,085
Units issued	776,337	514,920	684,893	586,851	10,019	13,928
Units redeemed	(1,086,769)	(790,168)	(762,920)	(599,245)	(68,915)	(7,231)

Units, end of period	5,425,325	5,735,757	3,146,836	3,224,863	89,886	148,782

See accompanying notes.

42 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Portfolio Series II		Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$103,136	$81,380	$723,753	$516,057	$13,828,755	$9,405,491
Expenses:
Mortality and expense risk and administrative charges	(91,728)	(93,708)	(322,238)	(294,645)	(7,213,157)	(7,080,721)

Net investment income (loss)	11,408	(12,328)	401,515	221,412	6,615,598	2,324,770

Realized gains (losses) on investments:
Capital gain distributions received	374,392	355,911	949,599	748,281	19,191,068	15,743,603
Net realized gain (loss)	226,825	65,106	313,498	112,363	4,054,117	6,330,574

Realized gains (losses)	601,217	421,017	1,263,097	860,644	23,245,185	22,074,177

Unrealized appreciation (depreciation) during the period	95,299	849,955	1,161,291	2,616,121	26,494,983	53,621,701

Net increase (decrease) in net assets from operations	707,924	1,258,644	2,825,903	3,698,177	56,355,766	78,020,648

Changes from principal transactions:
Purchase payments	-	-	2,099	36,904	9,186,796	5,717,300
Transfers between sub-accounts and the company	744,776	399,216	3,736,975	3,434,625	78,887,971	57,692,338
Withdrawals	(1,741,794)	(201,999)	(3,126,928)	(1,371,645)	(50,270,227)	(61,799,419)
Annual contract fee	(21,048)	(28,174)	(135,018)	(134,919)	(4,011,450)	(4,177,239)

Net increase (decrease) in net assets from principal transactions	(1,018,066)	169,043	477,128	1,964,965	33,793,090	(2,567,020)

Total increase (decrease) in net assets	(310,142)	1,427,687	3,303,031	5,663,142	90,148,856	75,453,628
Net assets at beginning of period	6,475,244	5,047,557	27,494,219	21,831,077	553,245,350	477,791,722

Net assets at end of period	$6,165,102	$6,475,244	$30,797,250	$27,494,219	$643,394,206	$553,245,350

	2020	2019	2020	2019	2020	2019
Units, beginning of period	352,432	342,608	1,640,275	1,517,651	31,281,890	31,342,811
Units issued	108,180	40,465	361,671	255,474	10,194,209	5,216,505
Units redeemed	(161,546)	(30,641)	(347,369)	(132,850)	(8,483,847)	(5,277,426)

Units, end of period	299,066	352,432	1,654,577	1,640,275	32,992,252	31,281,890

See accompanying notes.

43 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$376,940	$202,759	$3,744,305	$2,154,080	$4,847,209	$3,642,994
Expenses:
Mortality and expense risk and administrative charges	(130,347)	(122,387)	(1,684,379)	(1,424,068)	(1,942,083)	(2,009,274)

Net investment income (loss)	246,593	80,372	2,059,926	730,012	2,905,126	1,633,720

Realized gains (losses) on investments:
Capital gain distributions received	270,277	186,303	2,983,262	2,038,128	10,595,249	9,211,642
Net realized gain (loss)	168,158	79,783	3,063,487	757,570	1,868,443	3,351,329

Realized gains (losses)	438,435	266,086	6,046,749	2,795,698	12,463,692	12,562,971

Unrealized appreciation (depreciation) during the period	368,035	664,944	4,000,748	7,354,524	8,377,517	23,255,819

Net increase (decrease) in net assets from operations	1,053,063	1,011,402	12,107,423	10,880,234	23,746,335	37,452,510

Changes from principal transactions:
Purchase payments	518	20,550	1,424,894	3,582,660	131,107	87,784
Transfers between sub-accounts and the company	5,604,823	923,754	47,660,739	14,364,886	2,471,647	(2,506,208)
Withdrawals	(2,165,253)	(1,018,798)	(22,819,603)	(22,510,533)	(14,600,880)	(18,890,442)
Annual contract fee	(49,230)	(44,011)	(968,009)	(909,285)	(1,308,760)	(1,365,373)

Net increase (decrease) in net assets from principal transactions	3,390,858	(118,505)	25,298,021	(5,472,272)	(13,306,886)	(22,674,239)

Total increase (decrease) in net assets	4,443,921	892,897	37,405,444	5,407,962	10,439,449	14,778,271
Net assets at beginning of period	9,490,780	8,597,883	110,661,347	105,253,385	207,532,455	192,754,184

Net assets at end of period	$13,934,701	$9,490,780	$148,066,791	$110,661,347	$217,971,904	$207,532,455

	2020	2019	2020	2019	2020	2019
Units, beginning of period	626,460	632,431	7,165,081	7,531,874	11,475,507	12,842,491
Units issued	433,454	264,727	5,116,778	3,035,255	516,086	319,445
Units redeemed	(220,827)	(270,698)	(3,461,956)	(3,402,048)	(1,276,164)	(1,686,429)

Units, end of period	839,087	626,460	8,819,903	7,165,081	10,715,429	11,475,507

See accompanying notes.

44 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$101,289,385	$76,892,658	$144,879	$110,286	$282,233	$179,520
Expenses:
Mortality and expense risk and administrative charges	(63,273,577)	(68,471,327)	(74,595)	(80,282)	(116,431)	(100,436)

Net investment income (loss)	38,015,808	8,421,331	70,284	30,004	165,802	79,084

Realized gains (losses) on investments:
Capital gain distributions received	241,747,006	221,461,993	312,127	277,795	320,312	199,252
Net realized gain (loss)	61,496,524	79,101,936	5,054	2,633	49,130	40,981

Realized gains (losses)	303,243,530	300,563,929	317,181	280,428	369,442	240,233

Unrealized appreciation (depreciation) during the period	158,764,059	556,917,670	294,140	805,833	504,785	793,704

Net increase (decrease) in net assets from operations	500,023,397	865,902,930	681,605	1,116,265	1,040,029	1,113,021

Changes from principal transactions:
Purchase payments	13,695,558	18,451,306	-	-	11,804	11,899
Transfers between sub-accounts and the company	(18,770,223)	(6,642,211)	-	-	2,487,859	1,416,304
Withdrawals	(439,448,075)	(524,004,510)	(435,642)	(939,960)	(898,227)	(1,033,719)
Annual contract fee	(34,944,835)	(37,596,629)	-	-	(39,870)	(35,359)

Net increase (decrease) in net assets from principal transactions	(479,467,575)	(549,792,044)	(435,642)	(939,960)	1,561,566	359,125

Total increase (decrease) in net assets	20,555,822	316,110,886	245,963	176,305	2,601,595	1,472,146
Net assets at beginning of period	4,925,106,114	4,608,995,228	6,144,525	5,968,220	9,197,640	7,725,494

Net assets at end of period	$4,945,661,936	$4,925,106,114	$6,390,488	$6,144,525	$11,799,235	$9,197,640

	2020	2019	2020	2019	2020	2019
Units, beginning of period	266,955,426	299,274,342	404,696	474,393	568,523	547,708
Units issued	13,094,844	6,941,849	286	-	163,987	111,268
Units redeemed	(40,080,400)	(39,260,765)	(30,290)	(69,697)	(74,322)	(90,453)

Units, end of period	239,969,870	266,955,426	374,692	404,696	658,188	568,523

See accompanying notes.

45 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series II		Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$4,688,309	$3,013,232	$453,952	$531,374	$677,251	$721,581
Expenses:
Mortality and expense risk and administrative charges	(2,240,201)	(2,204,772)	(496,070)	(612,959)	(851,083)	(1,019,628)

Net investment income (loss)	2,448,108	808,460	(42,118)	(81,585)	(173,832)	(298,047)

Realized gains (losses) on investments:
Capital gain distributions received	5,662,817	4,008,704	381,834	4,067,688	638,893	6,459,918
Net realized gain (loss)	3,100,951	2,054,035	58,467	1,409,762	1,839,735	2,598,968

Realized gains (losses)	8,763,768	6,062,739	440,301	5,477,450	2,478,628	9,058,886

Unrealized appreciation (depreciation) during the period	6,083,476	14,980,914	(3,456,071)	1,811,360	(7,030,075)	2,484,857

Net increase (decrease) in net assets from operations	17,295,352	21,852,113	(3,057,888)	7,207,225	(4,725,279)	11,245,696

Changes from principal transactions:
Purchase payments	4,546,008	770,263	44,946	67,337	206,676	261,076
Transfers between sub-accounts and the company	34,518,511	20,303,648	(5,715,910)	(2,507,352)	(2,806,249)	(1,783,838)
Withdrawals	(18,308,912)	(19,788,413)	(1,412,212)	(3,599,752)	(4,677,326)	(6,242,222)
Annual contract fee	(1,387,674)	(1,450,998)	(150,886)	(163,432)	(243,554)	(267,690)

Net increase (decrease) in net assets from principal transactions	19,367,933	(165,500)	(7,234,062)	(6,203,199)	(7,520,453)	(8,032,674)

Total increase (decrease) in net assets	36,663,285	21,686,613	(10,291,950)	1,004,026	(12,245,732)	3,213,022
Net assets at beginning of period	170,456,387	148,769,774	41,517,216	40,513,190	66,468,124	63,255,102

Net assets at end of period	$207,119,672	$170,456,387	$31,225,266	$41,517,216	$54,222,392	$66,468,124

	2020	2019	2020	2019	2020	2019
Units, beginning of period	9,978,953	9,928,150	1,528,933	1,783,705	2,564,367	2,910,117
Units issued	4,261,084	2,469,897	32,389	12,337	64,895	14,823
Units redeemed	(3,168,021)	(2,419,094)	(333,574)	(267,109)	(391,514)	(360,573)

Units, end of period	11,072,016	9,978,953	1,227,748	1,528,933	2,237,748	2,564,367

See accompanying notes.

46 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II		Managed Volatility Conservative Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$8,271,247	$7,294,097	$93,270,374	$82,882,535	$2,563,955	$2,193,566
Expenses:
Mortality and expense risk and administrative charges	(4,058,718)	(4,583,336)	(60,312,704)	(69,974,700)	(1,071,366)	(1,180,244)

Net investment income (loss)	4,212,529	2,710,761	32,957,670	12,907,835	1,492,589	1,013,322

Realized gains (losses) on investments:
Capital gain distributions received	17,530,333	16,725,060	215,763,897	214,223,687	1,184,301	–
Net realized gain (loss)	(1,478,390)	1,821,842	63,046,824	153,835,568	(1,611,639)	(2,338,916)

Realized gains (losses)	16,051,943	18,546,902	278,810,721	368,059,255	(427,338)	(2,338,916)

Unrealized appreciation (depreciation) during the period	(20,685,352)	36,668,260	(341,842,523)	331,765,674	516,878	12,150,373

Net increase (decrease) in net assets from operations	(420,880)	57,925,923	(30,074,132)	712,732,764	1,582,129	10,824,779

Changes from principal transactions:
Purchase payments	385,581	242,750	2,169,210	4,553,955	60,547	74,390
Transfers between sub-accounts and the company	(9,699,800)	(9,165,700)	(105,662,454)	(54,863,061)	(377,805)	160,420
Withdrawals	(29,880,589)	(36,435,983)	(480,136,593)	(576,169,031)	(8,755,825)	(11,300,150)
Annual contract fee	(1,898,369)	(2,000,545)	(28,880,028)	(31,954,827)	(426,468)	(447,365)

Net increase (decrease) in net assets from principal transactions	(41,093,177)	(47,359,478)	(612,509,865)	(658,432,964)	(9,499,551)	(11,512,705)

Total increase (decrease) in net assets	(41,514,057)	10,566,445	(642,583,997)	54,299,800	(7,917,422)	(687,926)
Net assets at beginning of period	380,723,844	370,157,399	4,759,115,107	4,704,815,307	93,727,154	94,415,080

Net assets at end of period	$339,209,787	$380,723,844	$4,116,531,110	$4,759,115,107	$85,809,732	$93,727,154

	2020	2019	2020	2019	2020	2019
Units, beginning of period	15,262,080	17,256,894	208,520,088	239,171,453	3,914,787	4,417,350
Units issued	153,836	160,005	1,696,014	1,488,323	186,736	198,983
Units redeemed	(1,858,752)	(2,154,819)	(29,724,872)	(32,139,688)	(583,554)	(701,546)

Units, end of period	13,557,164	15,262,080	180,491,230	208,520,088	3,517,969	3,914,787

See accompanying notes.

47 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$21,358,948	$18,338,516	$7,171,868	$6,654,899	$108,322,616	$102,377,606
Expenses:
Mortality and expense risk and administrative charges	(11,499,577)	(12,784,255)	(3,963,228)	(4,548,856)	(83,852,484)	(100,459,857)

Net investment income (loss)	9,859,371	5,554,261	3,208,640	2,106,043	24,470,132	1,917,749

Realized gains (losses) on investments:
Capital gain distributions received	10,601,464	-	20,015,813	28,420,781	335,402,854	503,285,298
Net realized gain (loss)	(17,485,598)	(21,447,967)	2,823,439	9,916,117	249,467,827	216,197,873

Realized gains (losses)	(6,884,134)	(21,447,967)	22,839,252	38,336,898	584,870,681	719,483,171

Unrealized appreciation (depreciation) during the period	7,162,023	110,906,912	(39,170,192)	25,022,541	(867,599,691)	394,212,247

Net increase (decrease) in net assets from operations	10,137,260	95,013,206	(13,122,300)	65,465,482	(258,258,878)	1,115,613,167

Changes from principal transactions:
Purchase payments	357,271	1,366,866	234,353	1,293,917	4,847,513	7,602,717
Transfers between sub-accounts and the company	6,019,362	9,751,917	(12,136,532)	(9,304,330)	(222,911,326)	(128,360,214)
Withdrawals	(101,297,327)	(119,826,318)	(27,451,705)	(36,484,776)	(676,844,648)	(764,565,628)
Annual contract fee	(5,811,439)	(6,349,902)	(2,340,017)	(2,491,082)	(44,149,794)	(49,328,154)

Net increase (decrease) in net assets from principal transactions	(100,732,133)	(115,057,437)	(41,693,901)	(46,986,271)	(939,058,255)	(934,651,279)

Total increase (decrease) in net assets	(90,594,873)	(20,044,231)	(54,816,201)	18,479,211	(1,197,317,133)	180,961,888
Net assets at beginning of period	845,498,208	865,542,439	398,917,605	380,438,394	6,896,470,706	6,715,508,818

Net assets at end of period	$754,903,335	$845,498,208	$344,101,404	$398,917,605	$5,699,153,573	$6,896,470,706

	2020	2019	2020	2019	2020	2019
Units, beginning of period	42,134,682	48,163,939	16,743,641	18,851,163	296,880,687	339,906,281
Units issued	2,104,645	1,673,045	73,488	145,917	2,211,912	1,713,561
Units redeemed	(7,129,250)	(7,702,302)	(1,983,370)	(2,253,439)	(46,071,658)	(44,739,155)

Units, end of period	37,110,077	42,134,682	14,833,759	16,743,641	253,020,941	296,880,687

See accompanying notes.

48 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$9,034	$7,829	$3,255,421	$2,904,103	$32,143,284	$27,740,253
Expenses:
Mortality and expense risk and administrative charges	(4,824)	(5,153)	(1,526,679)	(1,742,608)	(19,003,816)	(21,597,429)

Net investment income (loss)	4,210	2,676	1,728,742	1,161,495	13,139,468	6,142,824

Realized gains (losses) on investments:
Capital gain distributions received	24,173	31,488	5,724,670	5,193,328	61,067,891	54,922,435
Net realized gain (loss)	2,517	1,774	(3,161,126)	(1,643,390)	(19,941,092)	(7,037,781)

Realized gains (losses)	26,690	33,262	2,563,544	3,549,938	41,126,799	47,884,654

Unrealized appreciation (depreciation) during the period	(41,657)	35,777	(2,705,385)	15,563,806	(41,058,617)	152,559,297

Net increase (decrease) in net assets from operations	(10,757)	71,715	1,586,901	20,275,239	13,207,650	206,586,775

Changes from principal transactions:
Purchase payments	-	-	68,962	71,708	950,897	4,628,945
Transfers between sub-accounts and the company	–	–	(5,034,605)	(3,957,776)	(28,793,468)	(6,969,944)
Withdrawals	(21,324)	(21,357)	(13,482,534)	(13,991,527)	(141,071,313)	(198,892,878)
Annual contract fee	-	-	(672,315)	(719,785)	(9,530,053)	(10,441,026)

Net increase (decrease) in net assets from principal transactions	(21,324)	(21,357)	(19,120,492)	(18,597,380)	(178,443,937)	(211,674,903)

Total increase (decrease) in net assets	(32,081)	50,358	(17,533,591)	1,677,859	(165,236,287)	(5,088,128)
Net assets at beginning of period	458,651	408,293	141,679,779	140,001,920	1,476,853,070	1,481,941,198

Net assets at end of period	$426,570	$458,651	$124,146,188	$141,679,779	$1,311,616,783	$1,476,853,070

	2020	2019	2020	2019	2020	2019
Units, beginning of period	19,749	20,790	5,471,606	6,226,658	67,001,075	77,231,623
Units issued	–	–	73,291	121,461	890,745	875,748
Units redeemed	(901)	(1,041)	(813,003)	(876,513)	(9,197,119)	(11,106,296)

Units, end of period	18,848	19,749	4,731,894	5,471,606	58,694,701	67,001,075

See accompanying notes.

49 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,133,971	$918,404	$695,050	$550,673	$-	$-
Expenses:
Mortality and expense risk and administrative charges	(952,112)	(1,097,048)	(791,030)	(960,626)	(2,007,803)	(1,795,167)

Net investment income (loss)	181,859	(178,644)	(95,980)	(409,953)	(2,007,803)	(1,795,167)

Realized gains (losses) on investments:
Capital gain distributions received	7,533,083	6,717,704	5,237,555	4,889,787	20,449,383	19,662,641
Net realized gain (loss)	(1,861,080)	(163,892)	(741,363)	399,233	5,336,246	2,333,527

Realized gains (losses)	5,672,003	6,553,812	4,496,192	5,289,020	25,785,629	21,996,168

Unrealized appreciation (depreciation) during the period	3,048,095	11,079,914	594,760	7,787,940	51,060,803	15,486,181

Net increase (decrease) in net assets from operations	8,901,957	17,455,082	4,994,972	12,667,007	74,838,629	35,687,182

Changes from principal transactions:
Purchase payments	120,611	105,479	58,384	71,050	205,794	115,659
Transfers between sub-accounts and the company	(3,756,770)	(3,300,106)	(2,800,292)	(3,466,702)	(11,623,546)	(5,117,313)
Withdrawals	(7,342,819)	(7,638,193)	(5,222,939)	(5,982,160)	(12,647,958)	(11,365,661)
Annual contract fee	(217,604)	(248,065)	(171,556)	(206,895)	(441,033)	(436,438)

Net increase (decrease) in net assets from principal transactions	(11,196,582)	(11,080,885)	(8,136,403)	(9,584,707)	(24,506,743)	(16,803,753)

Total increase (decrease) in net assets	(2,294,625)	6,374,197	(3,141,431)	3,082,300	50,331,886	18,883,429
Net assets at beginning of period	83,184,093	76,809,896	60,113,618	57,031,318	131,034,144	112,150,715

Net assets at end of period	$80,889,468	$83,184,093	$56,972,187	$60,113,618	$181,366,030	$131,034,144

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,882,040	2,156,341	1,468,191	1,719,916	3,149,775	3,593,496
Units issued	132,502	19,980	31,741	24,991	68,845	101,578
Units redeemed	(370,924)	(294,281)	(247,900)	(276,716)	(570,520)	(545,299)

Units, end of period	1,643,618	1,882,040	1,252,032	1,468,191	2,648,100	3,149,775

See accompanying notes.

50 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$616,597	$463,240	$532,657	$378,074
Expenses:
Mortality and expense risk and administrative charges	(1,307,240)	(1,166,129)	(536,667)	(612,450)	(591,808)	(692,683)

Net investment income (loss)	(1,307,240)	(1,166,129)	79,930	(149,210)	(59,151)	(314,609)

Realized gains (losses) on investments:
Capital gain distributions received	12,805,016	11,941,184	875,711	5,395,718	852,149	5,456,032
Net realized gain (loss)	3,130,804	(172,103)	(2,684,926)	(1,635,580)	(3,082,537)	(1,849,772)

Realized gains (losses)	15,935,820	11,769,081	(1,809,215)	3,760,138	(2,230,388)	3,606,260

Unrealized appreciation (depreciation) during the period	27,578,659	9,174,326	4,612,166	3,313,397	4,580,256	3,525,078

Net increase (decrease) in net assets from operations	42,207,239	19,777,278	2,882,881	6,924,325	2,290,717	6,816,729

Changes from principal transactions:
Purchase payments	131,399	111,364	56,365	76,745	184,933	122,819
Transfers between sub-accounts and the company	(4,216,917)	(1,989,819)	(1,125,217)	(709,109)	(1,435,860)	(577,592)
Withdrawals	(7,553,541)	(6,822,116)	(3,248,757)	(3,755,136)	(3,166,843)	(5,005,444)
Annual contract fee	(258,970)	(232,764)	(102,641)	(116,158)	(121,121)	(141,985)

Net increase (decrease) in net assets from principal transactions	(11,898,029)	(8,933,335)	(4,420,250)	(4,503,658)	(4,538,891)	(5,602,202)

Total increase (decrease) in net assets	30,309,210	10,843,943	(1,537,369)	2,420,667	(2,248,174)	1,214,527
Net assets at beginning of period	74,431,293	63,587,350	43,106,122	40,685,455	43,145,664	41,931,137

Net assets at end of period	$104,740,503	$74,431,293	$41,568,753	$43,106,122	$40,897,490	$43,145,664

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,491,827	1,679,065	1,197,829	1,332,351	1,272,276	1,448,284
Units issued	102,991	79,412	31,130	17,040	41,216	32,103
Units redeemed	(303,297)	(266,650)	(160,191)	(151,562)	(191,126)	(208,111)

Units, end of period	1,291,521	1,491,827	1,068,768	1,197,829	1,122,366	1,272,276

See accompanying notes.

51 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money Market Trust Series II		Money-Market Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$70,323	$506,096	$259,321	$2,066,662	$14,928	$94,245
Expenses:
Mortality and expense risk and administrative charges	(316,409)	(381,287)	(1,489,882)	(1,773,961)	(67,297)	(73,314)

Net investment income (loss)	(246,086)	124,809	(1,230,561)	292,701	(52,369)	20,931

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	-	-	-	-	-	-

Realized gains (losses)	-	-	-	-	-	-

Unrealized appreciation (depreciation) during the period	(2)	(2)	1	–	(1)	(2)

Net increase (decrease) in net assets from operations	(246,088)	124,807	(1,230,560)	292,701	(52,370)	20,929

Changes from principal transactions:
Purchase payments	-	-	-	52,198	-	-
Transfers between sub-accounts and the company	(1,493,270)	(1,513,562)	(2,994,277)	(2,750,198)	44,056	53,388
Withdrawals	(1,305,746)	(3,818,617)	(13,914,531)	(15,460,994)	(285,215)	(397,078)
Annual contract fee	(88,096)	(107,898)	(1,178,687)	(1,306,937)	(27,817)	(30,161)

Net increase (decrease) in net assets from principal transactions	(2,887,112)	(5,440,077)	(18,087,495)	(19,465,931)	(268,976)	(373,851)

Total increase (decrease) in net assets	(3,133,200)	(5,315,270)	(19,318,055)	(19,173,230)	(321,346)	(352,922)
Net assets at beginning of period	23,529,238	28,844,508	111,045,980	130,219,210	4,644,968	4,997,890

Net assets at end of period	$20,396,038	$23,529,238	$91,727,925	$111,045,980	$4,323,622	$4,644,968

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,613,238	1,992,848	9,749,906	11,460,162	375,823	405,768
Units issued	16,249	25,979	345,073	117,064	17,429	17,679
Units redeemed	(211,101)	(405,589)	(1,944,784)	(1,827,320)	(39,075)	(47,624)

Units, end of period	1,418,386	1,613,238	8,150,195	9,749,906	354,177	375,823

See accompanying notes.

52 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$308,370	$205,147	$495,888	$633,400	$498,129	$646,959
Expenses:
Mortality and expense risk and administrative charges	(103,515)	(122,928)	(377,312)	(454,435)	(436,355)	(532,265)

Net investment income (loss)	204,855	82,219	118,576	178,965	61,774	114,694

Realized gains (losses) on investments:
Capital gain distributions received	-	-	2,951,775	240,936	3,284,785	267,558
Net realized gain (loss)	(139,858)	(61,128)	1,172,928	1,974,082	1,268,257	1,795,616

Realized gains (losses)	(139,858)	(61,128)	4,124,703	2,215,018	4,553,042	2,063,174

Unrealized appreciation (depreciation) during the period	233,994	721,923	(6,656,852)	4,777,483	(7,518,234)	5,718,139

Net increase (decrease) in net assets from operations	298,991	743,014	(2,413,573)	7,171,466	(2,903,418)	7,896,007

Changes from principal transactions:
Purchase payments	-	-	39,521	72,933	39,845	51,085
Transfers between sub-accounts and the company	(658,298)	(326,747)	(1,212,926)	(772,553)	(1,807,118)	264,868
Withdrawals	(467,548)	(577,339)	(1,666,765)	(2,768,341)	(2,670,293)	(3,684,693)
Annual contract fee	(17,671)	(19,713)	(46,212)	(56,368)	(87,771)	(104,207)

Net increase (decrease) in net assets from principal transactions	(1,143,517)	(923,799)	(2,886,382)	(3,524,329)	(4,525,337)	(3,472,947)

Total increase (decrease) in net assets	(844,526)	(180,785)	(5,299,955)	3,647,137	(7,428,755)	4,423,060
Net assets at beginning of period	7,848,764	8,029,549	30,586,853	26,939,716	34,623,536	30,200,476

Net assets at end of period	$7,004,238	$7,848,764	$25,286,898	$30,586,853	$27,194,781	$34,623,536

	2020	2019	2020	2019	2020	2019
Units, beginning of period	367,008	411,974	475,800	534,733	729,668	804,076
Units issued	3,878	3,821	17,423	30,430	55,749	49,951
Units redeemed	(61,863)	(48,787)	(70,444)	(89,363)	(161,195)	(124,359)

Units, end of period	309,023	367,008	422,779	475,800	624,222	729,668

See accompanying notes.

53 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Select Bond Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$119,705	$-	$-	$4,866,453	$4,281,363
Expenses:
Mortality and expense risk and administrative charges	(1,666,199)	(1,445,798)	(879,495)	(749,039)	(1,463,162)	(1,524,554)

Net investment income (loss)	(1,666,199)	(1,326,093)	(879,495)	(749,039)	3,403,291	2,756,809

Realized gains (losses) on investments:
Capital gain distributions received	12,144,958	17,018,351	6,445,636	8,492,269	-	-
Net realized gain (loss)	6,736,204	6,790,656	3,989,285	2,778,943	364,314	(99,266)

Realized gains (losses)	18,881,162	23,809,007	10,434,921	11,271,212	364,314	(99,266)

Unrealized appreciation (depreciation) during the period	34,701,432	6,915,637	15,867,868	3,639,446	8,131,154	10,133,756

Net increase (decrease) in net assets from operations	51,916,395	29,398,551	25,423,294	14,161,619	11,898,759	12,791,299

Changes from principal transactions:
Purchase payments	167,461	126,172	89,355	76,065	31,167	153,124
Transfers between sub-accounts and the company	(4,379,660)	(4,165,713)	446,763	(2,436,481)	5,518,680	12,033,367
Withdrawals	(10,116,337)	(8,578,743)	(3,751,689)	(4,449,560)	(13,324,694)	(17,797,593)
Annual contract fee	(210,546)	(208,610)	(192,584)	(166,753)	(1,132,138)	(1,190,927)

Net increase (decrease) in net assets from principal transactions	(14,539,082)	(12,826,894)	(3,408,155)	(6,976,729)	(8,906,985)	(6,802,029)

Total increase (decrease) in net assets	37,377,313	16,571,657	22,015,139	7,184,890	2,991,774	5,989,270
Net assets at beginning of period	101,864,379	85,292,722	49,722,093	42,537,203	168,846,936	162,857,666

Net assets at end of period	$139,241,692	$101,864,379	$71,737,232	$49,722,093	$171,838,710	$168,846,936

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,201,413	2,511,294	929,263	1,080,860	11,230,425	11,694,988
Units issued	184,333	82,500	232,349	124,161	1,627,143	1,039,648
Units redeemed	(465,760)	(392,381)	(297,021)	(275,758)	(2,285,139)	(1,504,211)

Units, end of period	1,919,986	2,201,413	864,591	929,263	10,572,429	11,230,425

See accompanying notes.

54 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$10,305,383	$8,854,494	$392,664	$396,255	$386,969	$288,615
Expenses:
Mortality and expense risk and administrative charges	(5,535,549)	(5,578,220)	(348,896)	(358,924)	(400,969)	(322,279)

Net investment income (loss)	4,769,834	3,276,274	43,768	37,331	(14,000)	(33,664)

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	8,688,259	1,733,549	(54,967)	(285,936)	428,071	(143,997)

Realized gains (losses)	8,688,259	1,733,549	(54,967)	(285,936)	428,071	(143,997)

Unrealized appreciation (depreciation) during the period	12,717,320	21,582,342	480,595	702,417	(60,337)	489,970

Net increase (decrease) in net assets from operations	26,175,413	26,592,165	469,396	453,812	353,734	312,309

Changes from principal transactions:
Purchase payments	114,059	160,371	138,674	28,559	22,027	21,549
Transfers between sub-accounts and the company	28,282,249	(62,662,411)	943,837	1,757,726	13,198,375	3,798,367
Withdrawals	(42,744,819)	(48,563,846)	(2,636,943)	(3,928,367)	(9,226,436)	(5,965,941)
Annual contract fee	(2,150,889)	(2,239,783)	(40,952)	(50,148)	(73,101)	(66,342)

Net increase (decrease) in net assets from principal transactions	(16,499,400)	(113,305,669)	(1,595,384)	(2,192,230)	3,920,865	(2,212,367)

Total increase (decrease) in net assets	9,676,013	(86,713,504)	(1,125,988)	(1,738,418)	4,274,599	(1,900,058)
Net assets at beginning of period	369,066,054	455,779,558	23,038,429	24,776,847	19,947,254	21,847,312

Net assets at end of period	$378,742,067	$369,066,054	$21,912,441	$23,038,429	$24,221,853	$19,947,254

	2020	2019	2020	2019	2020	2019
Units, beginning of period	26,548,850	35,085,514	1,869,108	2,048,837	1,683,089	1,870,549
Units issued	21,215,110	5,093,907	436,541	478,788	2,011,877	601,313
Units redeemed	(22,364,242)	(13,630,571)	(558,472)	(658,517)	(1,691,943)	(788,773)

Units, end of period	25,399,718	26,548,850	1,747,177	1,869,108	2,003,023	1,683,089

See accompanying notes.

55 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$143,471	$116,894	$304,463	$224,805	$180,943	$122,885
Expenses:
Mortality and expense risk and administrative charges	(159,442)	(185,575)	(403,069)	(471,382)	(385,835)	(472,264)

Net investment income (loss)	(15,971)	(68,681)	(98,606)	(246,577)	(204,892)	(349,379)

Realized gains (losses) on investments:
Capital gain distributions received	744,821	1,114,217	1,822,232	2,669,239	1,495,806	2,607,034
Net realized gain (loss)	(57,061)	123,505	268,388	524,531	(1,748,266)	(987,671)

Realized gains (losses)	687,760	1,237,722	2,090,620	3,193,770	(252,460)	1,619,363

Unrealized appreciation (depreciation) during the period	1,146,843	1,301,419	2,353,665	3,004,989	2,420,411	5,406,507

Net increase (decrease) in net assets from operations	1,818,632	2,470,460	4,345,679	5,952,182	1,963,059	6,676,491

Changes from principal transactions:
Purchase payments	34,050	28,020	81,269	50,340	66,138	56,786
Transfers between sub-accounts and the company	(324,596)	(682,354)	(1,474,604)	(767,068)	(785,686)	(1,250,592)
Withdrawals	(590,435)	(1,306,632)	(2,217,148)	(2,947,927)	(2,520,468)	(2,984,538)
Annual contract fee	(27,084)	(32,692)	(107,971)	(124,799)	(60,719)	(75,306)

Net increase (decrease) in net assets from principal transactions	(908,065)	(1,993,658)	(3,718,454)	(3,789,454)	(3,300,735)	(4,253,650)

Total increase (decrease) in net assets	910,567	476,802	627,225	2,162,728	(1,337,676)	2,422,841
Net assets at beginning of period	11,902,313	11,425,511	29,572,357	27,409,629	31,997,017	29,574,176

Net assets at end of period	$12,812,880	$11,902,313	$30,199,582	$29,572,357	$30,659,341	$31,997,017

	2020	2019	2020	2019	2020	2019
Units, beginning of period	333,681	394,435	824,184	939,136	765,207	874,606
Units issued	13,727	11,987	30,746	36,389	35,395	13,692
Units redeemed	(41,325)	(72,741)	(136,931)	(151,341)	(123,439)	(123,091)

Units, end of period	306,083	333,681	717,999	824,184	677,163	765,207

See accompanying notes.

56 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Stock Trust Series I		Small Cap Stock Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$107,646	$42,193	$-	$-	$-	$-
Expenses:
Mortality and expense risk and administrative charges	(328,158)	(403,542)	(7,831)	(6,563)	(448,116)	(468,418)

Net investment income (loss)	(220,512)	(361,349)	(7,831)	(6,563)	(448,116)	(468,418)

Realized gains (losses) on investments:
Capital gain distributions received	1,215,087	2,140,414	116,693	210,056	3,955,282	9,323,728
Net realized gain (loss)	(1,508,348)	(914,452)	13,394	11,780	(256,908)	392,917

Realized gains (losses)	(293,261)	1,225,962	130,087	221,836	3,698,374	9,716,645

Unrealized appreciation (depreciation) during the period	2,117,508	4,424,779	291,252	12,278	9,278,715	(354,688)

Net increase (decrease) in net assets from operations	1,603,735	5,289,392	413,508	227,551	12,528,973	8,893,539

Changes from principal transactions:
Purchase payments	20,356	25,053	-	-	57,731	33,137
Transfers between sub-accounts and the company	(574,100)	(617,484)	8,014	45,807	(3,440,036)	(672,626)
Withdrawals	(2,389,411)	(2,717,646)	(50,493)	(84,814)	(2,599,509)	(1,977,392)
Annual contract fee	(74,315)	(89,897)	(242)	(210)	(78,656)	(81,693)

Net increase (decrease) in net assets from principal transactions	(3,017,470)	(3,399,974)	(42,721)	(39,217)	(6,060,470)	(2,698,574)

Total increase (decrease) in net assets	(1,413,735)	1,889,418	370,787	188,334	6,468,503	6,194,965
Net assets at beginning of period	25,691,957	23,802,539	824,976	636,642	31,804,821	25,609,856

Net assets at end of period	$24,278,222	$25,691,957	$1,195,763	$824,976	$38,273,324	$31,804,821

	2020	2019	2020	2019	2020	2019
Units, beginning of period	656,858	753,786	25,747	27,172	790,917	865,860
Units issued	36,565	18,495	1,543	2,629	69,455	106,247
Units redeemed	(120,460)	(115,423)	(2,502)	(4,054)	(220,719)	(181,190)

Units, end of period	572,963	656,858	24,788	25,747	639,653	790,917

See accompanying notes.

57 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$5,626	$4,024	$152,472	$91,361	$89,261	$314,349
Expenses:
Mortality and expense risk and administrative charges	(4,825)	(6,550)	(275,824)	(365,238)	(472,151)	(553,217)

Net investment income (loss)	801	(2,526)	(123,352)	(273,877)	(382,890)	(238,868)

Realized gains (losses) on investments:
Capital gain distributions received	62,464	48,276	2,088,545	1,633,611	2,046,170	17,627,588
Net realized gain (loss)	(44,108)	(5,664)	(2,611,214)	(1,191,476)	(6,833,219)	(855,594)

Realized gains (losses)	18,356	42,612	(522,669)	442,135	(4,787,049)	16,771,994

Unrealized appreciation (depreciation) during the period	(69,638)	113,265	(1,672,587)	5,041,839	7,261,500	(8,775,220)

Net increase (decrease) in net assets from operations	(50,481)	153,351	(2,318,608)	5,210,097	2,091,561	7,757,906

Changes from principal transactions:
Purchase payments	-	-	25,229	30,459	76,008	57,531
Transfers between sub-accounts and the company	24,442	4,579	(394,211)	(1,127,702)	(1,264,885)	(631,653)
Withdrawals	(97,021)	(36,006)	(1,626,135)	(1,944,038)	(2,406,159)	(2,835,186)
Annual contract fee	(103)	(122)	(48,911)	(63,462)	(64,213)	(75,819)

Net increase (decrease) in net assets from principal transactions	(72,682)	(31,549)	(2,044,028)	(3,104,743)	(3,659,249)	(3,485,127)

Total increase (decrease) in net assets	(123,163)	121,802	(4,362,636)	2,105,354	(1,567,688)	4,272,779
Net assets at beginning of period	738,937	617,135	24,815,016	22,709,662	38,287,441	34,014,662

Net assets at end of period	$615,774	$738,937	$20,452,380	$24,815,016	$36,719,753	$38,287,441

	2020	2019	2020	2019	2020	2019
Units, beginning of period	22,312	23,369	727,481	825,018	765,198	840,097
Units issued	3,380	468	126,440	28,175	24,726	16,991
Units redeemed	(5,661)	(1,525)	(197,228)	(125,712)	(108,591)	(91,890)

Units, end of period	20,031	22,312	656,693	727,481	681,333	765,198

See accompanying notes.

58 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$35,002	$247,387	$434,509	$767,884	$421,633	$780,348
Expenses:
Mortality and expense risk and administrative charges	(491,685)	(589,746)	(397,404)	(421,857)	(467,458)	(507,331)

Net investment income (loss)	(456,683)	(342,359)	37,105	346,027	(45,825)	273,017

Realized gains (losses) on investments:
Capital gain distributions received	2,124,872	18,374,164	-	-	-	-
Net realized gain (loss)	(6,814,606)	(2,354,195)	39,859	(96,159)	40,929	(113,061)

Realized gains (losses)	(4,689,734)	16,019,969	39,859	(96,159)	40,929	(113,061)

Unrealized appreciation (depreciation) during the period	7,140,816	(7,947,973)	1,669,654	2,264,222	1,736,879	2,526,678

Net increase (decrease) in net assets from operations	1,994,399	7,729,637	1,746,618	2,514,090	1,731,983	2,686,634

Changes from principal transactions:
Purchase payments	34,932	103,441	16,210	17,351	25,928	26,975
Transfers between sub-accounts and the company	(1,039,371)	(874,563)	(175,829)	(676,336)	(18,686)	1,508,389
Withdrawals	(2,798,978)	(3,248,422)	(2,378,458)	(2,685,552)	(2,453,839)	(3,926,670)
Annual contract fee	(98,488)	(115,210)	(39,740)	(41,990)	(82,065)	(93,086)

Net increase (decrease) in net assets from principal transactions	(3,901,905)	(4,134,754)	(2,577,817)	(3,386,527)	(2,528,662)	(2,484,392)

Total increase (decrease) in net assets	(1,907,506)	3,594,883	(831,199)	(872,437)	(796,679)	202,242
Net assets at beginning of period	38,190,461	34,595,578	28,056,708	28,929,145	30,786,382	30,584,140

Net assets at end of period	$36,282,955	$38,190,461	$27,225,509	$28,056,708	$29,989,703	$30,786,382

	2020	2019	2020	2019	2020	2019
Units, beginning of period	972,522	1,082,149	1,167,636	1,319,270	1,383,336	1,489,159
Units issued	26,490	24,700	36,237	48,201	131,240	157,549
Units redeemed	(137,672)	(134,327)	(143,984)	(199,835)	(257,548)	(263,372)

Units, end of period	861,340	972,522	1,059,889	1,167,636	1,257,028	1,383,336

See accompanying notes.

59 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Bond Market Trust Series II		Total Stock Market Index Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,035,467	$2,084,010	$1,529,112	$1,130,997	$706,744	$657,248
Expenses:
Mortality and expense risk and administrative charges	(793,845)	(821,512)	(984,406)	(777,364)	(601,042)	(625,757)

Net investment income (loss)	1,241,622	1,262,498	544,706	353,633	105,702	31,491

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	3,524,641	2,841,844
Net realized gain (loss)	168,421	(724,814)	2,412,284	(404,354)	843,167	769,286

Realized gains (losses)	168,421	(724,814)	2,412,284	(404,354)	4,367,808	3,611,130

Unrealized appreciation (depreciation) during the period	4,019,879	5,874,011	284,581	3,373,510	3,018,009	6,687,219

Net increase (decrease) in net assets from operations	5,429,922	6,411,695	3,241,571	3,322,789	7,491,519	10,329,840

Changes from principal transactions:
Purchase payments	4,934	107,673	58,189	18,036	28,675	59,727
Transfers between sub-accounts and the company	4,557,666	7,039,600	36,528,592	8,219,047	(1,284,193)	(996,484)
Withdrawals	(7,958,444)	(10,864,580)	(16,663,194)	(12,445,539)	(3,742,585)	(3,938,575)
Annual contract fee	(787,607)	(848,827)	(498,542)	(395,817)	(64,834)	(70,310)

Net increase (decrease) in net assets from principal transactions	(4,183,451)	(4,566,134)	19,425,045	(4,604,273)	(5,062,937)	(4,945,642)

Total increase (decrease) in net assets	1,246,471	1,845,561	22,666,616	(1,281,484)	2,428,582	5,384,198
Net assets at beginning of period	91,184,111	89,338,550	52,973,295	54,254,779	44,392,596	39,008,398

Net assets at end of period	$92,430,582	$91,184,111	$75,639,911	$52,973,295	$46,821,178	$44,392,596

	2020	2019	2020	2019	2020	2019
Units, beginning of period	6,564,337	6,903,807	4,043,213	4,408,111	1,485,619	1,667,740
Units issued	1,068,799	633,115	4,010,062	1,406,525	27,453	10,081
Units redeemed	(1,380,766)	(972,585)	(2,582,749)	(1,771,423)	(202,654)	(192,202)

Units, end of period	6,252,370	6,564,337	5,470,526	4,043,213	1,310,418	1,485,619

See accompanying notes.

60 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$540,988	$473,307	$209,284	$152,733	$4,115,145	$3,219,407
Expenses:
Mortality and expense risk and administrative charges	(568,303)	(570,504)	(95,595)	(82,613)	(3,300,598)	(2,617,704)

Net investment income (loss)	(27,315)	(97,197)	113,689	70,120	814,547	601,703

Realized gains (losses) on investments:
Capital gain distributions received	3,014,850	2,348,543	-	-	-	-
Net realized gain (loss)	2,302,867	2,769,113	964	135,503	136,932	1,159,370

Realized gains (losses)	5,317,717	5,117,656	964	135,503	136,932	1,159,370

Unrealized appreciation (depreciation) during the period	1,125,286	3,341,110	(1,200)	965	(1,254,317)	717,222

Net increase (decrease) in net assets from operations	6,415,688	8,361,569	113,453	206,588	(302,838)	2,478,295

Changes from principal transactions:
Purchase payments	30,630	27,675	-	-	2,095,242	636,508
Transfers between sub-accounts and the company	(1,099,653)	(1,261,664)	7,351,836	10,620,324	225,669,128	212,880,410
Withdrawals	(1,924,895)	(3,113,183)	(4,569,079)	(11,580,080)	(208,673,763)	(175,298,097)
Annual contract fee	(139,328)	(145,640)	(85,062)	(57,577)	(1,478,317)	(1,264,283)

Net increase (decrease) in net assets from principal transactions	(3,133,246)	(4,492,812)	2,697,695	(1,017,333)	17,612,290	36,954,538

Total increase (decrease) in net assets	3,282,442	3,868,757	2,811,148	(810,745)	17,309,452	39,432,833
Net assets at beginning of period	36,133,626	32,264,869	9,489,340	10,300,085	216,056,209	176,623,376

Net assets at end of period	$39,416,068	$36,133,626	$12,300,488	$9,489,340	$233,365,661	$216,056,209

	2020	2019	2020	2019	2020	2019
Units, beginning of period	967,269	1,097,829	775,048	859,864	18,954,068	15,670,778
Units issued	38,881	13,103	1,043,271	1,066,380	21,148,553	18,610,432
Units redeemed	(121,085)	(143,663)	(820,176)	(1,151,196)	(19,697,387)	(15,327,142)

Units, end of period	885,065	967,269	998,143	775,048	20,405,234	18,954,068

See accompanying notes.

61 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Opportunities
	2020	2019
Income:
Dividend distributions received	$28,221	$44,056
Expenses:
Mortality and expense risk and administrative charges	(41,542)	(42,151)

Net investment income (loss)	(13,321)	1,905

Realized gains (losses) on investments:
Capital gain distributions received	187,027	232,014
Net realized gain (loss)	179,870	120,838

Realized gains (losses)	366,897	352,852

Unrealized appreciation (depreciation) during the period	134,335	324,136

Net increase (decrease) in net assets from operations	487,911	678,893

Changes from principal transactions:
Purchase payments	-	-
Transfers between sub-accounts and the company	(110,730)	(78,960)
Withdrawals	(292,265)	(309,355)
Annual contract fee	(9,351)	(9,753)

Net increase (decrease) in net assets from principal transactions	(412,346)	(398,068)

Total increase (decrease) in net assets	75,565	280,825
Net assets at beginning of period	2,961,168	2,680,343

Net assets at end of period	$3,036,733	$2,961,168

	2020	2019
Units, beginning of period	32,597	39,596
Units issued	121	10
Units redeemed	(5,115)	(7,009)

Units, end of period	27,603	32,597

See accompanying notes.

62 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 107 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

63 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2020.

64 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2020, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

See accompanying notes.

65 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2020. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2020:

	Level 1	Level 2	Level 3	Total

Mutual Funds
Affiliated	$27,755,786,321	-	-	27,755,786,321
NonAffiliated	$26,981,123	-	-	26,981,123

Total	$27,782,767,444	-	-	27,782,767,444

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2020.

66 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2020 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$9,322,240	$20,990,870
500 Index Fund Series II	11,805,205	18,444,057
500 Index Fund Series NAV	14,015,282	32,688,638
Active Bond Trust Series I	4,014,613	5,829,739
Active Bond Trust Series II	36,453,210	33,427,263
American Asset Allocation Trust Series I	18,699,228	14,135,079
American Asset Allocation Trust Series II	113,539,432	109,092,405
American Asset Allocation Trust Series III	15,991,612	11,487,451
American Global Growth Trust Series II	18,005,656	35,253,082
American Global Growth Trust Series III	2,705,074	6,153,386
American Growth Trust Series II	83,576,297	153,481,047
American Growth Trust Series III	11,824,124	27,491,196
American Growth-Income Trust Series I	17,542,346	17,442,241
American Growth-Income Trust Series II	84,263,541	72,456,344
American Growth-Income Trust Series III	36,398,564	28,361,691
American International Trust Series II	34,009,904	54,915,732
American International Trust Series III	4,557,381	7,203,469
Basic Value Focus	281,662	622,824
Blue Chip Growth Trust Series I	41,399,696	41,602,352
Blue Chip Growth Trust Series II	25,429,190	29,256,229
Capital Appreciation Trust Series I	23,237,792	25,929,227
Capital Appreciation Trust Series II	16,706,656	18,181,091
Capital Appreciation Value Trust Series II	29,215,898	38,174,750
Core Bond Trust Series I	7,772,910	12,089,074
Core Bond Trust Series II	14,905,366	18,120,240
DWS Equity 500 Index	866,132	1,188,365
Emerging Markets Value Trust Series II	3,673,629	5,703,682
Emerging Markets Value Trust Series NAV	132,571	209,299
Equity Income Trust Series I	18,217,642	22,434,503
Equity Income Trust Series II	14,247,608	17,046,486
Financial Industries Trust Series I	1,290,778	2,073,919
Financial Industries Trust Series II	2,085,825	2,847,771
Fundamental All Cap Core Trust Series II	2,726,926	9,308,918
Fundamental Large Cap Value Trust Series I	6,815,847	24,066,437
Fundamental Large Cap Value Trust Series II	9,770,231	24,344,065
Global Allocation	17,651	47,934
Opportunistic Fixed Income Trust Series I	2,780,232	3,775,675
Opportunistic Fixed Income Trust Series II	9,705,723	14,985,164
Global Trust Series I	149,547,009	14,136,516
Global Trust Series II	961,186	4,887,281
Health Sciences Trust Series I	9,478,198	11,861,132
Health Sciences Trust Series II	15,738,393	11,545,502
High Yield Trust Series I	9,209,636	11,107,553
High Yield Trust Series II	7,843,396	11,599,443
International Equity Index Series I	1,330,150	4,037,262
International Equity Index Series II	2,118,602	2,817,835
International Equity Index Series NAV	577,306	1,281,649
International Small Company Trust Series I	1,288,424	2,653,504
International Small Company Trust Series II	1,530,906	2,029,545

67 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Disciplined Value International Trust Series I	$2,390,885	$6,792,082
Disciplined Value International Trust Series II	3,184,084	6,597,054
Investment Quality Bond Trust Series I	20,261,647	24,278,998
Investment Quality Bond Trust Series II	14,790,493	15,685,131
Lifestyle Aggressive Portfolio Series I	329,335	1,290,738
Lifestyle Aggressive Portfolio Series II	2,134,160	2,766,427
Lifestyle Balanced Portfolio Series I	7,816,877	5,988,636
Lifestyle Balanced Portfolio Series II	211,399,695	151,799,938
Lifestyle Conservative Portfolio Series I	7,398,831	3,491,101
Lifestyle Conservative Portfolio Series II	84,087,889	53,746,680
Lifestyle Growth Portfolio Series I	24,602,285	24,408,795
Lifestyle Growth Portfolio Series II	578,593,066	778,297,825
Lifestyle Growth Portfolio Series NAV	462,125	515,357
Lifestyle Moderate Portfolio Series I	3,341,637	1,293,955
Lifestyle Moderate Portfolio Series II	80,903,702	53,424,847
Managed Volatility Aggressive Portfolio Series I	1,521,410	8,415,756
Managed Volatility Aggressive Portfolio Series II	2,611,607	9,666,999
Managed Volatility Balanced Portfolio Series I	29,370,124	48,720,440
Managed Volatility Balanced Portfolio Series II	318,976,183	682,764,480
Managed Volatility Conservative Portfolio Series I	8,060,460	14,883,122
Managed Volatility Conservative Portfolio Series II	66,365,199	146,636,496
Managed Volatility Growth Portfolio Series I	28,538,769	47,008,215
Managed Volatility Growth Portfolio Series II	454,306,412	1,033,491,680
Managed Volatility Growth Portfolio Series NAV	33,207	26,148
Managed Volatility Moderate Portfolio Series I	10,837,941	22,505,024
Managed Volatility Moderate Portfolio Series II	106,765,780	211,002,358
Mid Cap Index Trust Series I	12,381,323	15,862,965
Mid Cap Index Trust Series II	6,840,128	9,834,957
Mid Cap Stock Trust Series I	23,546,864	29,612,028
Mid Cap Stock Trust Series II	18,351,864	18,752,118
Mid Value Trust Series I	2,403,587	5,868,195
Mid Value Trust Series II	2,495,769	6,241,660
Money Market Trust Series I	258,535	3,391,734
Money Market Trust Series II	3,622,531	22,940,586
Money-Market Trust Series NAV	224,811	546,157
Mutual Shares Trust Series I	27,798,631	161,271,194
PIMCO All Asset	385,658	1,324,321
Real Estate Securities Trust Series I	4,462,259	4,278,291
Real Estate Securities Trust Series II	6,101,522	7,280,300
Science & Technology Trust Series I	19,651,660	23,711,984
Science & Technology Trust Series II	20,740,086	18,582,099
Select Bond Trust Series I	30,922,923	36,426,618
Select Bond Trust Series II	314,435,992	326,165,557
Short Term Government Income Trust Series I	5,741,025	7,292,641
Short Term Government Income Trust Series II	24,730,613	20,823,746
Small Cap Index Trust Series I	1,358,842	1,538,056
Small Cap Index Trust Series II	2,937,375	4,932,204
Small Cap Opportunities Trust Series I	2,762,892	4,772,714
Small Cap Opportunities Trust Series II	2,377,085	4,399,978
Small Cap Stock Trust Series I	162,973	96,830
Small Cap Stock Trust Series II	7,105,487	9,658,790
Small Cap Value Trust Series I	173,123	182,539

68 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Small Cap Value Trust Series II	$5,262,921	$5,341,756
Small Company Value Trust Series I	3,085,671	5,081,641
Small Company Value Trust Series II	2,929,566	5,163,279
Strategic Income Opportunities Trust Series I	1,263,423	3,804,135
Strategic Income Opportunities Trust Series II	3,287,827	5,862,315
Total Bond Market Series Trust NAV	17,740,153	20,681,980
Total Bond Market Trust Series II	55,769,397	35,799,646
Total Stock Market Index Trust Series I	4,988,462	6,421,055
Total Stock Market Index Trust Series II	4,929,466	5,075,175
Ultra Short Term Bond Trust Series I	12,974,629	10,163,245
Ultra Short Term Bond Trust Series II	235,515,411	217,088,575
Value Opportunities	224,916	463,556

69 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund Series I(*)	2020	4,339	$36.94 to $32.81	$148,171	1.90 % to 0.45%	1.80%	17.58 % to 15.88%
	2019	4,843	31.41 to 28.31	142,077	1.90 to 0.45	1.66	30.47 to 28.59
	2018	5,483	24.08 to 22.02	124,393	1.90 to 0.45	1.30	-5.12 to -6.50
	2017	6,105	25.38 to 23.55	147,484	1.90 to 0.45	1.66	20.98 to 19.24
	2016	6,884	20.98 to 19.75	138,794	1.90 to 0.45	3.09	11.09 to 9.49

500 Index Fund Series II(*)	2020	1,953	36.33 to 31.88	63,007	2.05 to 0.45	1.59	17.30 to 15.43
	2019	2,243	30.97 to 27.62	62,608	2.05 to 0.45	1.51	30.24 to 28.17
	2018	2,418	23.78 to 21.55	52,639	2.05 to 0.45	1.13	-5.31 to -6.83
	2017	2,586	25.12 to 23.13	60,261	2.05 to 0.45	1.50	20.74 to 18.83
	2016	2,741	20.80 to 19.46	53,568	2.05 to 0.45	1.67	10.87 to 9.11

500 Index Fund Series NAV(*)	2020	5,504	36.04 to 30.50	193,699	2.05 to 0.80	1.82	17.19 to 15.73
	2019	6,220	30.75 to 26.36	187,147	2.05 to 0.80	1.69	30.11 to 28.50
	2018	7,468	23.63 to 20.51	173,126	2.05 to 0.80	1.31	-5.41 to -6.59
	2017	8,459	24.98 to 21.96	207,675	2.05 to 0.80	1.69	20.58 to 19.08
	2016	10,016	20.72 to 18.44	204,469	2.05 to 0.80	1.74	10.76 to 9.38

Active Bond Trust Series I(*)	2020	1,111	26.30 to 20.95	24,963	1.90 to 0.45	2.90	8.30 to 6.74
	2019	1,212	24.28 to 19.63	25,396	1.90 to 0.45	2.69	8.76 to 7.20
	2018	1,322	22.32 to 18.31	25,739	1.90 to 0.45	3.10	-1.05 to -2.48
	2017	1,451	22.56 to 18.77	28,904	1.90 to 0.45	3.43	4.37 to 2.88
	2016	1,603	21.62 to 18.25	30,912	1.90 to 0.45	3.56	3.87 to 2.38

Active Bond Trust Series II(*)	2020	6,336	19.84 to 14.41	134,054	2.05 to 1.00	2.78	7.48 to 6.36
	2019	6,290	18.65 to 13.40	124,667	2.05 to 1.00	2.53	7.94 to 6.81
	2018	6,520	17.46 to 12.42	120,639	2.05 to 1.00	2.89	-1.79 to -2.82
	2017	7,619	17.97 to 12.64	144,487	2.05 to 1.00	3.21	3.59 to 2.51
	2016	7,880	17.53 to 12.20	145,180	2.05 to 1.20	3.34	2.12 to -2.40

American Asset Allocation Trust Series I(*)	2020	4,605	28.64 to 23.49	115,923	1.90 to 0.45	1.35	11.51 to 9.91
	2019	4,963	25.68 to 21.37	113,208	1.90 to 0.45	1.34	20.24 to 18.50
	2018	5,496	21.36 to 18.03	104,975	1.90 to 0.45	1.57	-5.34 to -6.71
	2017	6,072	22.56 to 19.33	123,761	1.90 to 0.45	1.17	15.27 to 13.62
	2016	6,564	19.57 to 17.01	117,189	1.90 to 0.45	1.26	8.50 to 6.94

American Asset Allocation Trust Series II(*)	2020	36,881	24.54 to 22.67	888,734	2.05 to 1.00	1.24	10.80 to 9.64
	2019	41,211	22.15 to 20.67	900,004	2.05 to 1.00	1.22	19.47 to 18.22
	2018	47,315	18.54 to 17.49	868,429	2.05 to 1.00	1.47	-6.01 to -7.00
	2017	54,127	19.73 to 18.80	1,061,204	2.05 to 1.00	1.07	14.54 to 13.35
	2016	61,102	17.22 to 16.59	1,050,388	2.05 to 1.00	1.09	7.83 to 6.71

American Asset Allocation Trust Series III(*)	2020	4,203	30.07 to 27.30	124,838	1.55 to 0.80	1.70	11.55 to 10.71
	2019	4,588	26.96 to 24.66	122,259	1.55 to 0.80	1.67	20.19 to 19.30
	2018	5,240	22.43 to 20.67	116,316	1.55 to 0.80	1.91	-5.39 to -6.10
	2017	5,984	23.71 to 22.01	140,567	1.55 to 0.80	1.50	15.33 to 14.47
	2016	6,706	20.56 to 19.23	136,740	1.55 to 0.80	1.61	8.56 to 7.75

American Global Growth Trust Series II(*)	2020	4,896	33.99 to 31.05	161,922	2.05 to 1.00	0.07	28.51 to 27.16
	2019	5,857	26.45 to 24.42	151,504	2.05 to 1.00	0.54	33.32 to 31.93
	2018	6,911	19.84 to 18.51	134,638	2.05 to 1.00	0.57	-10.37 to -11.31
	2017	7,936	22.14 to 20.87	173,375	2.05 to 1.00	0.17	29.62 to 28.27
	2016	9,113	17.08 to 16.27	154,324	2.05 to 1.00	0.76	-0.89 to -1.93

American Global Growth Trust Series III(*)	2020	804	40.37 to 36.65	31,935	1.55 to 0.80	0.06	29.40 to 28.43
	2019	967	31.20 to 28.54	29,730	1.55 to 0.80	0.96	34.10 to 33.10
	2018	1,174	23.27 to 21.44	26,969	1.55 to 0.80	1.00	-9.77 to -10.45
	2017	1,253	25.79 to 23.94	31,918	1.55 to 0.80	0.56	30.30 to 29.33
	2016	1,575	19.79 to 18.51	30,846	1.55 to 0.80	1.27	-0.17 to -0.92

American Growth Trust Series II(*)	2020	9,063	93.16 to 70.22	631,754	2.05 to 0.45	0.08	50.77 to 48.38
	2019	11,474	61.79 to 47.32	535,195	2.05 to 0.45	0.73	29.61 to 27.55
	2018	13,671	47.67 to 37.10	495,562	2.05 to 0.45	0.30	-1.16 to -2.74
	2017	16,059	48.23 to 38.15	595,655	2.05 to 0.45	0.27	27.17 to 25.15
	2016	19,385	37.93 to 30.48	571,028	2.05 to 0.45	0.32	8.54 to 6.82

American Growth Trust Series III(*)	2020	1,954	53.18 to 48.28	102,290	1.55 to 0.80	0.08	50.77 to 49.64
	2019	2,594	35.27 to 32.26	90,208	1.55 to 0.80	1.17	29.76 to 28.79
	2018	3,093	27.18 to 25.05	82,982	1.55 to 0.80	0.71	-1.08 to -1.82
	2017	3,580	27.48 to 25.51	97,231	1.55 to 0.80	0.70	27.20 to 26.25
	2016	4,375	21.60 to 20.21	93,545	1.55 to 0.80	0.80	8.61 to 7.80

American Growth-Income Trust Series I(*)	2020	2,317	57.19 to 44.26	110,631	1.90 to 0.45	1.33	12.60 to 10.97
	2019	2,634	50.79 to 39.89	112,835	1.90 to 0.45	1.49	25.14 to 23.34
	2018	2,973	40.59 to 32.34	102,807	1.90 to 0.45	1.35	-2.62 to -4.03
	2017	3,388	41.68 to 33.70	121,608	1.90 to 0.45	1.03	21.49 to 19.74
	2016	3,892	34.31 to 28.14	116,152	1.90 to 0.45	1.59	10.61 to 9.01

70 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
American Growth-Income Trust Series II(*)	2020	10,493	$56.42 to $ 42.52	$448,301	2.05 % to 0.45%	1.26%	12.52 % to 10.72%
	2019	11,502	50.14 to 38.40	441,928	2.05 to 0.45	1.39	25.08 to 23.10
	2018	13,514	40.09 to 31.20	418,780	2.05 to 0.45	1.25	-2.71 to -4.26
	2017	15,764	41.20 to 32.59	507,128	2.05 to 0.45	0.95	21.34 to 19.42
	2016	18,765	33.96 to 27.29	503,087	2.05 to 0.45	1.50	10.56 to 8.81

American Growth-Income Trust Series III(*)	2020	5,724	36.74 to 33.35	207,203	1.55 to 0.80	1.71	12.57 to 11.72
	2019	6,269	32.64 to 29.85	201,783	1.55 to 0.80	1.84	25.16 to 24.22
	2018	7,331	26.08 to 24.03	188,742	1.55 to 0.80	1.68	-2.60 to -3.34
	2017	8,380	26.77 to 24.86	221,783	1.55 to 0.80	1.39	21.42 to 20.51
	2016	9,932	22.05 to 20.63	216,784	1.55 to 0.80	1.99	10.65 to 9.83

American International Trust Series II(*)	2020	7,899	37.27 to 21.26	274,988	2.05 to 1.00	0.25	12.26 to 11.09
	2019	8,655	33.55 to 18.93	270,480	2.05 to 1.00	0.79	21.05 to 19.79
	2018	10,103	28.01 to 15.64	261,041	2.05 to 1.00	2.48	-14.45 to -15.35
	2017	11,003	33.09 to 18.28	333,479	2.05 to 1.00	0.71	30.19 to 28.84
	2016	13,582	25.68 to 14.04	316,695	2.05 to 1.00	0.82	1.95 to 0.88

American International Trust Series III(*)	2020	1,773	21.52 to 19.53	37,553	1.55 to 0.80	0.71	13.07 to 12.22
	2019	1,949	19.03 to 17.40	36,565	1.55 to 0.80	1.28	21.91 to 21.00
	2018	2,255	15.61 to 14.38	34,732	1.55 to 0.80	2.98	-13.90 to -14.54
	2017	2,404	18.13 to 16.83	43,050	1.55 to 0.80	1.17	31.07 to 30.09
	2016	2,989	13.83 to 12.94	40,895	1.55 to 0.80	1.30	2.66 to 1.90

Basic Value Focus	2020	75	59.90 to 29.25	3,801	1.80 to 1.40	2.22	1.77 to 1.36
	2019	86	58.86 to 28.85	4,219	1.80 to 1.40	2.23	21.99 to 21.51
	2018	95	48.25 to 23.75	3,829	1.80 to 1.40	1.55	-9.34 to -9.71
	2017	109	53.22 to 26.30	4,930	1.80 to 1.40	1.31	6.65 to 6.22
	2016	127	49.91 to 24.76	5,279	1.80 to 1.40	1.29	16.24 to 15.78

Blue Chip Growth Trust Series I(*)	2020	3,052	83.88 to 56.31	281,323	1.90 to 0.45	0.00	33.70 to 31.77
	2019	3,479	62.74 to 42.74	241,695	1.90 to 0.45	0.00	29.21 to 27.35
	2018	3,990	48.55 to 33.56	216,533	1.90 to 0.45	0.02	1.51 to 0.04
	2017	4,510	47.83 to 33.54	243,660	1.90 to 0.45	0.07	35.67 to 33.73
	2016	5,095	35.26 to 25.08	204,902	1.90 to 0.45	0.01	0.36 to -1.09

Blue Chip Growth Trust Series II(*)	2020	2,084	68.26 to 47.88	130,587	2.05 to 1.00	0.00	32.73 to 31.34
	2019	2,455	51.97 to 36.08	116,834	2.05 to 1.00	0.00	28.24 to 26.90
	2018	2,880	40.96 to 28.13	107,498	2.05 to 1.00	0.00	0.76 to -0.30
	2017	3,103	41.08 to 27.92	115,266	2.05 to 1.00	0.00	34.62 to 33.22
	2016	3,627	30.84 to 20.74	100,570	2.05 to 1.00	0.00	-0.38 to -1.43

Capital Appreciation Trust Series I(*)	2020	4,197	57.12 to 56.49	196,185	1.90 to 0.45	0.00	55.34 to 53.10
	2019	4,687	37.31 to 36.37	142,530	1.90 to 0.45	0.04	32.30 to 30.39
	2018	5,277	28.61 to 27.49	122,498	1.90 to 0.45	0.26	-1.25 to -2.68
	2017	5,906	29.40 to 27.84	140,279	1.90 to 0.45	0.06	35.92 to 33.97
	2016	6,883	21.94 to 20.48	121,452	1.90 to 0.45	0.00	-1.52 to -2.94

Capital Appreciation Trust Series II(*)	2020	1,156	77.92 to 53.71	77,121	2.05 to 1.00	0.00	54.15 to 52.54
	2019	1,315	51.08 to 34.84	57,289	2.05 to 1.00	0.01	31.33 to 29.95
	2018	1,523	39.31 to 26.53	50,795	2.05 to 1.00	0.04	-1.98 to -3.01
	2017	1,692	40.53 to 27.07	57,963	2.05 to 1.00	0.00	34.85 to 33.45
	2016	1,997	30.37 to 20.07	51,049	2.05 to 1.00	0.00	-2.25 to -3.27

Capital Appreciation Value Trust Series II(*)	2020	8,472	31.82 to 30.22	268,577	2.05 to 1.00	0.89	16.02 to 14.80
	2019	9,499	27.72 to 26.05	260,486	2.05 to 1.00	1.18	22.86 to 21.58
	2018	10,875	22.80 to 21.20	243,307	2.05 to 1.00	1.88	-0.90 to -1.94
	2017	12,364	23.25 to 21.39	280,370	2.05 to 1.00	1.23	13.85 to 12.66
	2016	14,097	20.64 to 18.79	281,362	2.05 to 1.00	1.10	6.77 to 5.66

Core Bond Trust Series I(*)	2020	3,184	23.03 to 18.35	61,027	1.90 to 0.45	2.29	8.13 to 6.57
	2019	3,442	21.30 to 17.22	61,700	1.90 to 0.45	2.37	7.84 to 6.29
	2018	3,785	19.75 to 16.20	63,639	1.90 to 0.45	2.37	-1.04 to -2.47
	2017	4,369	19.96 to 16.61	75,033	1.90 to 0.45	2.03	2.94 to 1.46
	2016	5,044	19.39 to 16.37	85,004	1.90 to 0.45	1.90	2.28 to 0.81

Core Bond Trust Series II(*)	2020	3,960	17.73 to 14.27	72,609	2.05 to 1.00	2.12	7.42 to 6.30
	2019	4,176	16.68 to 13.28	71,521	2.05 to 1.00	2.20	6.97 to 5.85
	2018	4,477	15.76 to 12.42	72,132	2.05 to 1.00	2.18	-1.78 to -2.81
	2017	5,342	16.21 to 12.64	87,944	2.05 to 1.00	1.87	2.18 to 1.12
	2016	6,142	16.03 to 12.37	99,553	2.05 to 1.00	1.72	1.52 to 0.46

DWS Equity 500 Index	2020	226	59.55 to 45.05	12,883	2.05 to 1.40	1.36	16.00 to 15.24
	2019	247	51.34 to 39.09	12,152	2.05 to 1.40	1.58	28.82 to 27.99
	2018	279	39.85 to 30.54	10,682	2.05 to 1.40	1.32	-6.33 to -6.94
	2017	314	42.55 to 32.82	12,879	2.05 to 1.40	1.40	19.38 to 18.61
	2016	370	35.64 to 27.67	12,733	2.05 to 1.40	1.74	9.65 to 8.94

71 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Emerging Markets Value Trust Series II(*)	2020	2,379	$ 12.64 to $ 12.01	$29,116	2.05 % to 0.45%	2.25%	2.89 % to 1.25%
	2019	2,552	12.29 to 11.86	30,665	2.05 to 0.45	2.93	10.21 to 8.46
	2018	2,809	11.15 to 10.94	30,944	2.05 to 0.45	2.23	-14.18 to -15.55
	2017	3,264	12.99 to 12.95	42,338	2.05 to 0.45	4.38	3.91 to 3.63

Emerging Markets Value Trust Series NAV(*)	2020	113	12.61 to 12.31	1,416	1.55 to 0.80	2.51	2.89 to 2.12
	2019	122	12.26 to 12.06	1,485	1.55 to 0.80	3.20	10.01 to 9.19
	2018	131	11.14 to 11.04	1,452	1.55 to 0.80	2.58	-14.17 to -14.82
	2017	143	12.98 to 12.97	1,855	1.55 to 0.80	5.49	3.86 to 3.72

Equity Income Trust Series I(*)	2020	2,708	47.64 to 30.38	157,037	1.90 to 0.45	2.94	0.56 to -0.89
	2019	3,052	47.38 to 30.65	177,745	1.90 to 0.45	2.05	25.78 to 23.97
	2018	3,216	37.67 to 24.73	152,265	1.90 to 0.45	1.79	-9.99 to -11.29
	2017	3,727	41.85 to 27.87	196,454	1.90 to 0.45	2.21	15.77 to 14.11
	2016	4,250	36.15 to 24.43	195,429	1.90 to 0.45	2.19	18.59 to 16.88

Equity Income Trust Series II(*)	2020	3,322	38.69 to 33.70	101,646	2.05 to 0.45	2.79	0.29 to -1.30
	2019	3,726	38.57 to 34.14	115,219	2.05 to 0.45	1.88	25.61 to 23.61
	2018	3,782	30.71 to 27.62	94,017	2.05 to 0.45	1.59	-10.16 to -11.60
	2017	4,389	34.18 to 31.24	122,995	2.05 to 0.45	2.02	15.48 to 13.66
	2016	5,116	29.60 to 27.49	125,642	2.05 to 0.45	2.04	18.38 to 16.50

Financial Industries Trust Series I(*)	2020	275	27.69 to 25.80	7,492	1.90 to 1.40	1.32	0.75 to 0.24
	2019	342	27.49 to 25.73	9,202	1.90 to 1.40	4.12	29.96 to 29.31
	2018	407	21.15 to 19.90	8,458	1.90 to 1.40	1.15	-15.68 to -16.11
	2017	474	25.09 to 23.72	11,693	1.90 to 1.40	1.16	13.69 to 13.12
	2016	533	22.07 to 20.97	11,595	1.90 to 1.40	1.53	17.71 to 17.12

Financial Industries Trust Series II(*)	2020	402	30.47 to 25.39	11,294	2.05 to 1.00	1.15	0.97 to -0.09
	2019	473	30.49 to 25.15	13,265	2.05 to 1.00	3.93	30.21 to 28.85
	2018	527	23.67 to 19.31	11,387	2.05 to 1.00	1.12	-15.48 to -16.37
	2017	625	28.30 to 22.85	16,106	2.05 to 1.00	0.96	13.88 to 12.69
	2016	772	25.11 to 20.07	17,537	2.05 to 1.00	1.24	18.02 to 16.79

Fundamental All Cap Core Trust Series II(*)	2020	808	53.04 to 24.08	45,550	2.05 to 1.00	0.19	25.38 to 24.07
	2019	963	42.75 to 19.21	43,404	2.05 to 1.00	0.24	34.83 to 33.42
	2018	1,098	32.04 to 14.25	37,081	2.05 to 1.00	0.20	-14.21 to -15.11
	2017	1,221	37.75 to 16.61	48,359	2.05 to 1.00	0.55	26.16 to 24.85
	2016	1,348	33.04 to 30.23	43,337	2.05 to 1.40	0.18	6.61 to 5.92

Fundamental Large Cap Value Trust Series I(*)	2020	5,359	41.70 to 32.75	187,210	1.90 to 0.45	1.08	11.46 to 9.85
	2019	6,025	37.42 to 29.81	190,760	1.90 to 0.45	1.14	35.24 to 33.30
	2018	6,828	27.67 to 22.36	161,567	1.90 to 0.45	1.07	-17.41 to -18.61
	2017	7,734	33.50 to 27.48	223,805	1.90 to 0.45	1.59	16.91 to 15.23
	2016	9,036	28.65 to 23.85	225,924	1.90 to 0.45	2.20	9.68 to 8.10

Fundamental Large Cap Value Trust Series II(*)	2020	4,415	31.48 to 18.85	137,695	2.05 to 1.00	0.88	10.64 to 9.48
	2019	4,994	28.76 to 17.03	141,440	2.05 to 1.00	0.93	34.24 to 32.84
	2018	6,141	21.65 to 12.69	129,991	2.05 to 1.00	0.87	-18.06 to -18.92
	2017	6,914	26.70 to 15.49	178,758	2.05 to 1.00	1.40	16.03 to 14.83
	2016	8,056	23.25 to 13.35	180,517	2.05 to 1.00	2.00	8.86 to 7.73

Global Allocation	2020	10	33.05 to 26.74	256	1.75 to 1.40	1.04	19.12 to 18.70
	2019	11	27.84 to 22.45	255	1.75 to 1.40	1.15	16.19 to 15.79
	2018	11	24.04 to 19.32	227	1.75 to 1.40	0.81	-8.81 to -9.13
	2017	11	26.46 to 21.18	251	1.75 to 1.40	0.84	12.17 to 11.78
	2016	35	23.67 to 18.89	679	1.75 to 1.40	1.13	2.51 to 2.15

Opportunistic Fixed Income Trust Series I(*)	2020	673	25.63 to 19.14	23,520	1.90 to 0.80	3.84	12.88 to 11.65
	2019	722	22.96 to 16.96	22,479	1.90 to 0.80	6.27	5.53 to 4.38
	2018	811	22.00 to 16.07	24,164	1.90 to 0.80	2.63	-2.68 to -3.75
	2017	917	22.86 to 16.51	28,398	1.90 to 0.80	2.23	7.89 to 6.71
	2016	1,098	21.42 to 15.30	31,470	1.90 to 0.80	0.00	2.23 to 1.11

Opportunistic Fixed Income Trust Series II(*)	2020	2,390	19.20 to 13.96	52,731	2.05 to 1.00	3.78	12.50 to 11.32
	2019	2,737	17.25 to 12.41	53,892	2.05 to 1.00	6.28	5.03 to 3.93
	2018	2,952	16.59 to 11.82	55,604	2.05 to 1.00	2.63	-3.01 to -4.03
	2017	3,739	17.29 to 12.18	71,900	2.05 to 1.00	1.93	7.40 to 6.29
	2016	4,013	16.27 to 11.34	73,029	2.05 to 1.00	0.00	1.89 to 0.83

Global Trust Series I(*)	2020	10,891	27.53 to 20.35	246,986	1.90 to 0.45	1.03	6.12 to 4.58
	2019	3,560	25.94 to 19.46	95,996	1.90 to 0.45	2.13	15.52 to 13.86
	2018	3,921	22.45 to 17.09	93,402	1.90 to 0.45	1.76	-14.88 to -16.11
	2017	4,161	26.38 to 20.37	119,324	1.90 to 0.45	1.83	18.35 to 16.65
	2016	4,783	22.29 to 17.46	116,485	1.90 to 0.45	4.46	8.97 to 7.41

Global Trust Series II(*)	2020	1,002	25.64 to 14.86	22,769	2.05 to 1.00	1.08	5.36 to 4.26
	2019	1,202	24.60 to 14.11	26,152	2.05 to 1.00	1.89	14.68 to 13.48

72 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Global Trust Series II(*)	2018	1,391	$ 21.67 to $ 12.30	$26,538	2.05 % to 1.00%	1.50%	-15.50 % to -16.39%
	2017	1,658	25.92 to 14.56	37,859	2.05 to 1.00	1.66	17.45 to 16.23
	2016	1,883	22.30 to 12.39	36,828	2.05 to 1.00	4.26	8.15 to 7.02

Health Sciences Trust Series I(*)	2020	507	133.80 to 99.16	55,265	1.90 to 0.45	0.00	26.60 to 24.77
	2019	583	105.69 to 79.48	50,631	1.90 to 0.45	0.00	28.10 to 26.26
	2018	670	82.50 to 62.95	45,999	1.90 to 0.45	0.00	0.23 to -1.22
	2017	744	82.31 to 63.72	51,425	1.90 to 0.45	0.00	26.94 to 25.11
	2016	898	64.85 to 50.93	49,474	1.90 to 0.45	0.07	-10.97 to -12.26

Health Sciences Trust Series II(*)	2020	700	111.36 to 48.13	73,089	2.05 to 1.00	0.00	25.62 to 24.31
	2019	729	89.58 to 38.31	60,712	2.05 to 1.00	0.00	27.12 to 25.79
	2018	849	71.22 to 30.14	56,169	2.05 to 1.00	0.00	-0.48 to -1.53
	2017	965	72.32 to 30.28	63,593	2.05 to 1.00	0.00	25.99 to 24.68
	2016	1,141	58.00 to 24.04	59,857	2.05 to 1.00	0.00	-11.66 to -12.58

High Yield Trust Series I(*)	2020	2,579	33.77 to 27.47	52,470	1.90 to 0.45	6.22	5.34 to 3.82
	2019	2,760	32.06 to 26.46	54,750	1.90 to 0.45	5.25	15.14 to 13.49
	2018	2,982	27.84 to 23.32	51,588	1.90 to 0.45	5.78	-3.45 to -4.85
	2017	3,438	28.84 to 24.50	62,433	1.90 to 0.45	5.17	7.02 to 5.48
	2016	3,940	26.95 to 23.23	68,642	1.90 to 0.45	6.74	15.74 to 14.08

High Yield Trust Series II(*)	2020	1,722	26.61 to 16.96	43,034	2.05 to 1.00	5.82	4.61 to 3.52
	2019	1,940	25.71 to 16.21	47,178	2.05 to 1.00	4.98	14.35 to 13.15
	2018	2,088	22.72 to 14.18	45,027	2.05 to 1.00	5.44	-4.12 to -5.13
	2017	2,456	23.95 to 14.79	55,499	2.05 to 1.00	5.00	6.07 to 4.96
	2016	2,726	22.81 to 13.94	58,286	2.05 to 1.00	6.48	15.00 to 13.80

International Equity Index Series I(*)	2020	877	18.64 to 17.89	16,342	1.90 to 1.40	2.41	9.10 to 8.56
	2019	1,073	17.08 to 16.48	18,350	1.90 to 1.40	2.71	19.68 to 19.09
	2018	857	14.27 to 13.84	12,215	1.90 to 1.40	2.28	-15.30 to -15.72
	2017	921	16.85 to 16.42	15,509	1.90 to 1.40	2.16	25.54 to 24.91
	2016	1,006	13.42 to 13.15	13,508	1.90 to 1.40	2.58	3.00 to 2.48

International Equity Index Series II(*)	2020	1,033	19.82 to 17.39	18,701	2.05 to 0.45	2.33	9.98 to 8.23
	2019	1,100	18.02 to 16.07	18,331	2.05 to 0.45	2.65	20.57 to 18.65
	2018	814	14.95 to 13.54	11,356	2.05 to 0.45	2.00	-14.66 to -16.02
	2017	918	17.52 to 16.13	15,168	2.05 to 0.45	2.04	26.47 to 24.47
	2016	907	13.85 to 12.96	11,992	2.05 to 0.45	2.38	3.77 to 2.12

International Equity Index Series NAV(*)	2020	717	15.14 to 13.87	10,547	2.05 to 1.40	2.52	9.21 to 8.50
	2019	785	13.86 to 12.78	10,617	2.05 to 1.40	2.45	19.75 to 18.98
	2018	803	11.57 to 10.74	9,080	2.05 to 1.40	2.29	-15.30 to -15.86
	2017	902	13.66 to 12.76	12,080	2.05 to 1.40	2.16	25.68 to 24.87
	2016	1,045	10.87 to 10.22	11,152	2.05 to 1.40	2.67	2.98 to 2.31

International Small Company Trust Series I(*)	2020	756	25.87 to 22.01	17,527	1.90 to 0.45	2.06	7.88 to 6.32
	2019	862	23.98 to 20.70	18,694	1.90 to 0.45	2.15	22.05 to 20.30
	2018	972	19.65 to 17.21	17,469	1.90 to 0.45	1.23	-20.46 to -21.61
	2017	1,107	24.70 to 21.95	25,245	1.90 to 0.45	1.38	28.88 to 27.03
	2016	1,275	19.17 to 17.28	22,787	1.90 to 0.45	1.91	4.43 to 2.93

International Small Company Trust Series II(*)	2020	528	21.27 to 21.17	11,734	2.05 to 1.00	1.88	7.09 to 5.97
	2019	579	19.98 to 19.86	12,084	2.05 to 1.00	1.76	21.14 to 19.87
	2018	669	16.66 to 16.40	11,576	2.05 to 1.00	1.22	-21.07 to -21.90
	2017	764	21.34 to 20.77	16,816	2.05 to 1.00	1.23	27.89 to 26.56
	2016	860	16.86 to 16.24	14,898	2.05 to 1.00	1.69	3.66 to 2.57

Disciplined Value International Trust Series I(*)	2020	2,344	26.81 to 21.81	48,831	1.90 to 0.45	2.10	2.81 to 1.33
	2019	2,611	26.08 to 21.52	53,425	1.90 to 0.45	2.71	11.83 to 10.22
	2018	2,949	23.32 to 19.53	54,546	1.90 to 0.45	2.39	-15.42 to -16.64
	2017	3,295	27.57 to 23.43	72,751	1.90 to 0.45	1.76	16.62 to 14.94
	2016	3,782	23.65 to 20.38	72,355	1.90 to 0.45	2.56	11.74 to 10.13

Disciplined Value International Trust Series II(*)	2020	1,851	25.94 to 15.55	40,835	2.05 to 1.00	1.94	2.04 to 0.97
	2019	2,030	25.69 to 15.24	44,182	2.05 to 1.00	2.55	11.01 to 9.86
	2018	2,251	23.39 to 13.72	44,427	2.05 to 1.00	2.17	-16.02 to -16.90
	2017	2,587	28.15 to 16.34	61,335	2.05 to 1.00	1.58	15.72 to 14.51
	2016	3,078	24.58 to 14.12	63,599	2.05 to 1.00	2.25	10.83 to 9.67

Investment Quality Bond Trust Series I(*)	2020	5,425	35.11 to 22.30	123,909	1.90 to 0.45	2.30	8.88 to 7.31
	2019	5,736	32.24 to 20.78	120,544	1.90 to 0.45	2.51	8.87 to 7.31
	2018	6,011	29.62 to 19.36	116,517	1.90 to 0.45	2.69	-1.26 to -2.69
	2017	6,868	30.00 to 19.90	135,673	1.90 to 0.45	2.57	4.14 to 2.64
	2016	7,267	28.80 to 19.39	139,695	1.90 to 0.45	2.19	3.82 to 2.33

Investment Quality Bond Trust Series II(*)	2020	3,147	18.76 to 14.83	65,360	2.05 to 0.35	2.11	8.77 to 6.93
	2019	3,225	17.55 to 13.64	62,380	2.05 to 0.35	2.34	8.77 to 6.93

73 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Investment Quality Bond Trust Series II(*)	2018	3,237	$ 16.41 to $ 12.54	$ 58,447	2.05 % to 0.35%	2.49%	-1.27 % to -2.95%
	2017	3,685	16.91 to 12.70	68,204	2.05 to 0.35	2.46	3.94 to 2.19
	2016	3,793	16.54 to 12.21	68,484	2.05 to 0.80	1.95	1.97 to -2.34

Lifestyle Aggressive Portfolio Series I(*)	2020	90	21.20 to 20.68	1,900	1.75 to 1.40	1.52	12.47 to 12.08
	2019	149	18.85 to 18.46	2,787	1.75 to 1.40	1.63	25.24 to 24.80
	2018	142	15.05 to 14.79	2,127	1.75 to 1.40	1.71	-10.12 to -10.44
	2017	136	16.75 to 16.51	2,270	1.75 to 1.40	1.34	20.10 to 19.68
	2016	206	13.94 to 13.80	2,852	1.75 to 1.40	2.49	8.03 to 7.65

Lifestyle Aggressive Portfolio Series II(*)	2020	299	21.50 to 20.17	6,165	1.90 to 1.00	1.82	12.68 to 11.66
	2019	352	19.08 to 18.07	6,475	1.90 to 1.00	1.41	25.52 to 24.40
	2018	343	15.20 to 14.52	5,048	1.90 to 1.00	1.52	-9.96 to -10.77
	2017	332	16.88 to 16.28	5,455	1.90 to 1.00	1.49	20.36 to 19.28
	2016	325	14.03 to 13.65	4,472	1.90 to 1.00	1.57	8.26 to 7.29

Lifestyle Balanced Portfolio Series I(*)	2020	1,655	19.16 to 17.73	30,797	1.90 to 0.80	2.70	11.79 to 10.56
	2019	1,640	17.14 to 16.03	27,494	1.90 to 0.80	2.06	16.80 to 15.52
	2018	1,518	14.68 to 13.88	21,831	1.90 to 0.80	2.32	-5.13 to -6.17
	2017	1,482	15.47 to 14.79	22,597	1.90 to 0.80	2.67	11.42 to 10.21
	2016	1,142	13.88 to 13.42	15,651	1.90 to 0.80	2.45	5.26 to 4.11

Lifestyle Balanced Portfolio Series II(*)	2020	32,992	19.50 to 17.29	643,394	2.05 to 0.35	2.55	12.07 to 10.18
	2019	31,282	17.40 to 15.69	553,245	2.05 to 0.35	1.76	17.15 to 15.18
	2018	31,343	14.85 to 13.63	477,792	2.05 to 0.35	1.97	-4.96 to -6.57
	2017	35,280	15.63 to 14.58	575,485	2.05 to 0.35	1.99	11.77 to 9.89
	2016	36,267	13.98 to 13.27	536,198	2.05 to 0.35	2.13	5.52 to 3.74

Lifestyle Conservative Portfolio Series I(*)	2020	839	17.08 to 15.80	13,935	1.90 to 0.80	3.51	9.86 to 8.66
	2019	626	15.55 to 14.54	9,491	1.90 to 0.80	2.09	11.56 to 10.34
	2018	632	13.94 to 13.18	8,598	1.90 to 0.80	2.50	-2.76 to -3.83
	2017	574	14.33 to 13.71	8,059	1.90 to 0.80	3.22	6.11 to 4.95
	2016	397	13.51 to 13.06	5,295	1.90 to 0.80	2.85	3.56 to 2.42

Lifestyle Conservative Portfolio Series II(*)	2020	8,820	17.38 to 15.41	148,067	2.05 to 0.35	2.89	10.14 to 8.28
	2019	7,165	15.78 to 14.23	110,661	2.05 to 0.35	2.01	11.83 to 9.95
	2018	7,532	14.11 to 12.94	105,253	2.05 to 0.35	2.48	-2.51 to -4.16
	2017	6,606	14.47 to 13.51	96,082	2.05 to 0.35	2.22	6.37 to 4.58
	2016	7,345	13.61 to 12.91	101,444	2.05 to 0.35	2.35	3.81 to 2.06

Lifestyle Growth Portfolio Series I(*)	2020	10,715	20.57 to 19.03	217,972	1.90 to 0.80	2.46	12.67 to 11.44
	2019	11,476	18.26 to 17.08	207,532	1.90 to 0.80	1.79	20.49 to 19.17
	2018	12,842	15.15 to 14.33	192,754	1.90 to 0.80	2.08	-6.87 to -7.89
	2017	13,985	16.27 to 15.56	225,786	1.90 to 0.80	3.78	15.21 to 13.96
	2016	5,512	14.12 to 13.65	77,271	1.90 to 0.80	3.92	6.38 to 5.21

Lifestyle Growth Portfolio Series II(*)	2020	239,970	20.94 to 18.57	4,945,662	2.05 to 0.35	2.24	12.97 to 11.07
	2019	266,955	18.54 to 16.72	4,925,106	2.05 to 0.35	1.57	20.78 to 18.74
	2018	299,274	15.35 to 14.08	4,608,995	2.05 to 0.35	1.83	-6.64 to -8.22
	2017	340,524	16.44 to 15.34	5,694,619	2.05 to 0.35	3.06	15.49 to 13.55
	2016	157,663	14.23 to 13.51	2,337,397	2.05 to 0.35	2.54	6.64 to 4.85

Lifestyle Growth Portfolio Series NAV(*)	2020	375	16.00 to 15.80	6,390	1.60 to 1.20	2.50	12.28 to 11.83
	2019	405	14.25 to 14.13	6,145	1.60 to 1.20	1.78	20.07 to 19.59
	2018	474	11.87 to 11.81	5,968	1.60 to 1.20	2.15	-7.20 to -7.57
	2017	509	12.79 to 12.78	6,909	1.60 to 1.20	10.66	2.33 to 2.26

Lifestyle Moderate Portfolio Series I(*)	2020	658	18.44 to 17.06	11,799	1.90 to 0.80	2.92	11.20 to 9.98
	2019	569	16.59 to 15.51	9,198	1.90 to 0.80	2.17	15.04 to 13.79
	2018	548	14.42 to 13.63	7,725	1.90 to 0.80	2.65	-4.35 to -5.40
	2017	518	15.07 to 14.41	7,686	1.90 to 0.80	2.39	9.55 to 8.36
	2016	473	13.76 to 13.30	6,422	1.90 to 0.80	2.75	4.66 to 3.51

Lifestyle Moderate Portfolio Series II(*)	2020	11,072	18.78 to 16.66	207,120	2.05 to 0.35	2.72	11.48 to 9.59
	2019	9,979	16.85 to 15.20	170,456	2.05 to 0.35	1.80	15.31 to 13.37
	2018	9,928	14.61 to 13.41	148,770	2.05 to 0.35	2.04	-4.11 to -5.74
	2017	10,894	15.24 to 14.22	172,970	2.05 to 0.35	2.10	9.89 to 8.04
	2016	11,299	13.87 to 13.16	165,570	2.05 to 0.35	2.16	4.91 to 3.14

Managed Volatility Aggressive Portfolio Series I(*)	2020	1,228	27.54 to 22.63	31,225	1.90 to 0.45	1.35	-5.18 to -6.55
	2019	1,529	29.05 to 24.22	41,517	1.90 to 0.45	1.27	20.24 to 18.51
	2018	1,784	24.16 to 20.43	40,513	1.90 to 0.45	1.88	-8.87 to -10.19
	2017	2,163	26.51 to 22.75	54,573	1.90 to 0.45	1.65	22.27 to 20.52
	2016	2,558	21.68 to 18.88	53,179	1.90 to 0.45	1.55	1.50 to 0.04

Managed Volatility Aggressive Portfolio Series II(*)	2020	2,238	27.92 to 18.50	54,222	2.05 to 1.00	1.24	-5.99 to -6.97
	2019	2,564	30.01 to 19.68	66,468	2.05 to 1.00	1.10	19.43 to 18.18
	2018	2,910	25.39 to 16.48	63,255	2.05 to 1.00	1.71	-9.53 to -10.48

74 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Managed Volatility Aggressive Portfolio Series II(*)	2017	3,403	$ 28.37 to $ 18.21	$ 82,147	2.05 % to 1.00%	1.47%	21.35 % to 20.09%
	2016	4,068	23.62 to 15.01	81,402	2.05 to 1.00	1.36	0.65 to -0.40

Managed Volatility Balanced Portfolio Series I(*)	2020	13,557	34.96 to 24.51	339,210	1.90 to 0.45	2.45	1.35 to -0.11
	2019	15,262	34.49 to 24.54	380,724	1.90 to 0.45	1.92	17.39 to 15.70
	2018	17,257	29.38 to 21.21	370,157	1.90 to 0.45	2.19	-5.31 to -6.69
	2017	19,485	31.03 to 22.72	446,882	1.90 to 0.45	2.12	13.62 to 11.99
	2016	22,184	27.31 to 20.29	452,285	1.90 to 0.45	2.01	4.32 to 2.82

Managed Volatility Balanced Portfolio Series II(*)	2020	180,491	25.63 to 21.01	4,116,531	2.05 to 0.35	2.26	1.20 to -0.52
	2019	208,520	25.76 to 20.76	4,759,115	2.05 to 0.35	1.73	17.32 to 15.34
	2018	239,171	22.34 to 17.69	4,704,815	2.05 to 0.35	2.01	-5.37 to -6.97
	2017	272,743	24.01 to 18.70	5,741,379	2.05 to 0.35	1.94	13.43 to 11.52
	2016	308,429	21.53 to 16.48	5,812,156	2.05 to 0.35	1.83	4.25 to 2.49

Managed Volatility Conservative Portfolio Series I(*)	2020	3,518	35.58 to 22.59	85,810	1.90 to 0.45	2.95	2.93 to 1.44
	2019	3,915	34.57 to 22.27	93,727	1.90 to 0.45	2.30	12.87 to 11.25
	2018	4,417	30.63 to 20.02	94,415	1.90 to 0.45	2.47	-2.62 to -4.03
	2017	5,110	31.45 to 20.86	113,494	1.90 to 0.45	2.40	7.33 to 5.79
	2016	5,842	29.30 to 19.71	122,691	1.90 to 0.45	2.33	4.11 to 2.61

Managed Volatility Conservative Portfolio Series II(*)	2020	37,110	20.65 to 16.70	754,903	2.10 to 0.35	2.73	2.77 to 0.99
	2019	42,135	20.09 to 16.54	845,498	2.10 to 0.35	2.11	12.78 to 10.82
	2018	48,164	17.82 to 14.93	865,542	2.10 to 0.35	2.29	-2.74 to -4.43
	2017	56,529	18.32 to 15.62	1,057,774	2.10 to 0.35	2.20	7.29 to 5.43
	2016	65,943	17.07 to 14.81	1,177,865	2.10 to 0.35	2.11	3.95 to 2.15

Managed Volatility Growth Portfolio Series I(*)	2020	14,834	31.32 to 23.40	344,101	1.90 to 0.45	2.10	-1.86 to -3.28
	2019	16,744	31.92 to 24.20	398,918	1.90 to 0.45	1.70	19.02 to 17.31
	2018	18,851	26.82 to 20.63	380,438	1.90 to 0.45	2.05	-6.97 to -8.31
	2017	21,052	28.83 to 22.50	461,475	1.90 to 0.45	1.93	18.06 to 16.37
	2016	23,895	24.42 to 19.33	448,830	1.90 to 0.45	1.80	2.87 to 1.39

Managed Volatility Growth Portfolio Series II(*)	2020	253,021	20.20 to 20.04	5,699,154	2.10 to 0.35	1.89	-1.95 to -3.66
	2019	296,881	20.80 to 20.60	6,896,471	2.10 to 0.35	1.48	18.90 to 16.84
	2018	339,906	17.80 to 17.33	6,715,509	2.10 to 0.35	1.85	-7.03 to -8.65
	2017	384,257	19.49 to 18.63	8,258,711	2.10 to 0.35	1.75	17.94 to 15.90
	2016	429,283	16.82 to 15.80	7,922,154	2.10 to 0.35	1.61	2.78 to 1.00

Managed Volatility Growth Portfolio Series NAV(*)	2020	19	22.63 to 22.63	427	1.20 to 1.20	2.26	-2.55 to -2.55
	2019	20	23.22 to 23.22	459	1.20 to 1.20	1.83	18.25 to 18.25
	2018	21	19.64 to 19.64	408	1.20 to 1.20	2.20	-7.68 to -7.68
	2017	22	21.27 to 21.27	463	1.20 to 1.20	2.08	17.30 to 17.30
	2016	23	18.14 to 18.14	415	1.20 to 1.20	1.68	2.15 to 2.15

Managed Volatility Moderate Portfolio Series I(*)	2020	4,732	36.93 to 24.61	124,146	1.90 to 0.45	2.59	2.85 to 1.36
	2019	5,472	35.91 to 24.28	141,680	1.90 to 0.45	2.04	16.20 to 14.52
	2018	6,227	30.90 to 21.20	140,002	1.90 to 0.45	2.30	-4.42 to -5.80
	2017	7,152	32.33 to 22.51	170,589	1.90 to 0.45	2.23	11.38 to 9.78
	2016	8,026	29.03 to 20.50	173,313	1.90 to 0.45	2.08	4.82 to 3.31

Managed Volatility Moderate Portfolio Series II(*)	2020	58,695	24.07 to 22.11	1,311,617	2.05 to 0.35	2.44	2.69 to 0.96
	2019	67,001	23.84 to 21.53	1,476,853	2.05 to 0.35	1.85	16.02 to 14.06
	2018	77,232	20.90 to 18.56	1,481,941	2.05 to 0.35	2.14	-4.46 to -6.08
	2017	88,427	22.25 to 19.42	1,798,772	2.05 to 0.35	2.04	11.26 to 9.39
	2016	100,351	20.34 to 17.46	1,869,034	2.05 to 0.35	1.89	4.75 to 2.99

Mid Cap Index Trust Series I(*)	2020	1,644	65.41 to 46.77	80,889	1.90 to 0.45	1.58	12.71 to 11.08
	2019	1,882	58.04 to 42.11	83,184	1.90 to 0.45	1.12	25.02 to 23.22
	2018	2,156	46.42 to 34.17	76,810	1.90 to 0.45	1.08	-11.86 to -13.13
	2017	2,410	52.67 to 39.34	98,702	1.90 to 0.45	0.70	15.29 to 13.64
	2016	833	45.68 to 34.62	31,408	1.90 to 0.45	1.19	19.57 to 17.85

Mid Cap Index Trust Series II(*)	2020	1,252	51.80 to 28.72	56,972	2.05 to 1.00	1.40	11.85 to 10.68
	2019	1,468	46.80 to 25.67	60,114	2.05 to 1.00	0.91	24.19 to 22.89
	2018	1,720	41.05 to 38.08	57,031	2.05 to 0.45	0.87	-12.06 to -13.46
	2017	2,048	46.68 to 44.01	78,243	2.05 to 0.45	0.29	14.99 to 13.17
	2016	1,726	40.59 to 38.89	58,289	2.05 to 0.45	0.99	19.38 to 17.49

Mid Cap Stock Trust Series I(*)	2020	2,648	93.14 to 79.78	181,366	1.90 to 0.45	0.00	64.65 to 62.28
	2019	3,150	56.57 to 49.16	131,034	1.90 to 0.45	0.00	33.92 to 31.99
	2018	3,593	42.24 to 37.25	112,151	1.90 to 0.45	0.00	-2.00 to -3.42
	2017	4,140	43.10 to 38.57	133,041	1.90 to 0.45	0.00	27.96 to 26.13
	2016	4,809	33.68 to 30.58	121,359	1.90 to 0.45	0.00	0.14 to -1.30

Mid Cap Stock Trust Series II(*)	2020	1,292	88.90 to 50.14	104,741	2.05 to 1.00	0.00	63.37 to 61.66
	2019	1,492	54.99 to 30.69	74,431	2.05 to 1.00	0.00	32.91 to 31.53
	2018	1,679	41.81 to 23.09	63,587	2.05 to 1.00	0.00	-2.69 to -3.72

75 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Mid Cap Stock Trust Series II(*)	2017	1,857	$ 43.43 to $ 23.73	$72,596	2.05 % to 1.00%	0.00	26.99 % to 25.67%
	2016	2,116	34.56 to 18.69	65,594	2.05 to 1.00	0.00	-0.59 to -1.63

Mid Value Trust Series I(*)	2020	1,069	46.12 to 35.91	41,569	1.90 to 0.80	1.66	8.72 to 7.53
	2019	1,198	42.42 to 33.40	43,106	1.90 to 0.80	1.10	18.58 to 17.29
	2018	1,332	35.77 to 28.47	40,685	1.90 to 0.80	0.75	-11.56 to -12.53
	2017	1,541	40.44 to 32.55	53,462	1.90 to 0.80	0.96	10.55 to 9.34
	2016	1,772	36.58 to 29.77	55,945	1.90 to 0.80	1.13	23.03 to 21.69

Mid Value Trust Series II(*)	2020	1,122	34.26 to 16.72	40,897	2.05 to 1.00	1.46	8.29 to 7.15
	2019	1,272	31.97 to 15.44	43,146	2.05 to 1.00	0.88	17.97 to 16.74
	2018	1,448	27.39 to 13.09	41,931	2.05 to 1.00	0.56	-11.82 to -12.74
	2017	1,623	31.39 to 14.84	53,486	2.05 to 1.00	0.75	10.10 to 8.96
	2016	1,917	28.81 to 13.48	58,010	2.05 to 1.00	0.94	21.26 to 7.83

Money Market Trust Series I(*)	2020	1,418	16.29 to 10.71	20,396	1.90 to 0.45	0.32	-0.14 to -1.58
	2019	1,613	16.31 to 10.88	23,529	1.90 to 0.45	1.93	1.48 to 0.02
	2018	1,993	16.08 to 10.88	28,845	1.90 to 0.45	1.52	1.09 to -0.38
	2017	2,435	15.90 to 10.92	34,960	1.90 to 0.45	0.58	0.14 to -1.30
	2016	3,042	15.88 to 11.06	43,632	1.90 to 0.45	0.07	-0.38 to -1.81

Money Market Trust Series II(*)	2020	8,150	12.52 to 10.32	91,728	2.05 to 0.35	0.26	-0.11 to -1.80
	2019	9,750	12.53 to 10.51	111,046	2.05 to 0.35	1.73	1.38 to -0.33
	2018	11,460	12.36 to 10.54	130,219	2.05 to 0.35	1.31	0.98 to -0.73
	2017	14,059	12.24 to 10.62	160,059	2.05 to 0.35	0.38	0.04 to -1.64
	2016	17,027	12.24 to 10.80	195,792	2.05 to 0.35	0.00	-0.35 to -2.03

Money -Market Trust Series NAV(*)	2020	354	12.26 to 11.89	4,324	2.05 to 1.40	0.34	-1.07 to -1.71
	2019	376	12.39 to 12.10	4,645	2.05 to 1.40	1.97	0.57 to -0.08
	2018	406	12.32 to 12.11	4,998	2.05 to 1.40	1.57	0.17 to -0.48
	2017	503	12.30 to 12.17	6,185	2.05 to 1.40	0.63	-0.75 to -1.40
	2016	612	12.40 to 12.34	7,595	2.05 to 1.40	0.15	-0.83 to -1.26

PIMCO All Asset	2020	309	27.18 to 20.81	7,004	2.05 to 0.45	4.62	7.25 to 5.55
	2019	367	25.34 to 19.72	7,849	2.05 to 0.45	2.57	10.94 to 9.18
	2018	412	22.84 to 18.06	8,030	2.05 to 0.45	2.70	-6.02 to -7.52
	2017	569	24.30 to 19.53	11,929	2.05 to 0.45	4.21	12.68 to 10.90
	2016	665	21.57 to 17.61	12,494	2.05 to 0.45	2.18	12.08 to 10.30

Real Estate Securities Trust Series I(*)	2020	423	64.94 to 50.19	25,287	1.90 to 0.45	1.97	-6.07 to -7.42
	2019	476	69.14 to 54.22	30,587	1.90 to 0.45	2.08	28.82 to 26.97
	2018	535	53.67 to 42.70	26,940	1.90 to 0.45	1.64	-3.90 to -5.29
	2017	637	55.85 to 45.09	33,691	1.90 to 0.45	0.50	5.76 to 4.24
	2016	753	52.80 to 43.25	37,894	1.90 to 0.45	3.29	6.44 to 4.91

Real Estate Securities Trust Series II(*)	2020	624	60.11 to 43.57	27,195	2.05 to 0.45	1.80	-6.22 to -7.71
	2019	730	64.10 to 47.21	34,624	2.05 to 0.45	1.91	28.50 to 26.47
	2018	804	49.88 to 37.33	30,200	2.05 to 0.45	1.62	-4.08 to -5.61
	2017	967	52.00 to 39.55	38,440	2.05 to 0.45	0.35	5.58 to 3.91
	2016	1,160	49.25 to 38.06	43,998	2.05 to 0.45	3.06	6.21 to 4.53

Science & Technology Trust Series I(*)	2020	1,920	82.66 to 55.09	139,242	1.90 to 0.45	0.00	56.75 to 54.49
	2019	2,201	52.73 to 35.66	101,864	1.90 to 0.45	0.12	37.44 to 35.46
	2018	2,511	38.37 to 26.33	85,293	1.90 to 0.45	0.00	-1.06 to -2.49
	2017	2,859	38.78 to 27.00	98,953	1.90 to 0.45	0.05	40.50 to 38.48
	2016	3,224	27.60 to 19.50	79,957	1.90 to 0.45	0.00	7.90 to 6.35

Science & Technology Trust Series II(*)	2020	865	95.07 to 66.10	71,737	2.05 to 1.00	0.00	55.59 to 53.96
	2019	929	61.75 to 42.48	49,722	2.05 to 1.00	0.00	36.37 to 34.95
	2018	1,081	45.76 to 31.15	42,537	2.05 to 1.00	0.00	-1.78 to -2.81
	2017	1,105	47.08 to 31.72	44,570	2.05 to 1.00	0.00	39.42 to 37.97
	2016	1,227	34.12 to 22.75	35,527	2.05 to 1.00	0.00	7.08 to 5.96

Select Bond Trust Series I(*)	2020	10,572	16.42 to 15.33	171,839	1.55 to 0.80	3.05	8.21 to 7.40
	2019	11,230	15.17 to 14.27	168,847	1.55 to 0.80	2.57	8.08 to 7.27
	2018	11,695	14.04 to 13.30	162,858	1.55 to 0.80	2.75	-1.23 to -1.97
	2017	13,425	14.21 to 13.57	189,486	1.55 to 0.80	2.73	2.85 to 2.08
	2016	13,920	13.82 to 13.29	191,260	1.55 to 0.80	2.86	2.24 to 1.48

Select Bond Trust Series II(*)	2020	25,400	14.96 to 14.37	378,742	2.05 to 0.80	2.70	7.99 to 6.64
	2019	26,549	13.85 to 13.48	369,066	2.05 to 0.80	2.33	7.86 to 6.52
	2018	35,086	12.84 to 12.65	455,780	2.05 to 0.80	2.59	-1.43 to -2.66
	2017	32,360	13.03 to 13.00	428,602	2.05 to 0.80	2.54	2.64 to 1.37
	2016	34,035	12.82 to 12.69	442,267	2.05 to 0.80	2.61	2.03 to 0.77

Short Term Government Income Trust Series I(*)	2020	1,747	13.91 to 11.92	21,912	1.90 to 0.45	1.68	3.13 to 1.64
	2019	1,869	13.49 to 11.73	23,038	1.90 to 0.45	1.64	2.92 to 1.44
	2018	2,049	13.11 to 11.56	24,777	1.90 to 0.45	2.07	0.38 to -1.07

76 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Short Term Government Income Trust Series I(*)	2017	2,229	$ 13.06 to $ 11.68	$27,106	1.90 % to 0.45%	1.39%	0.12 % to -1.32%
	2016	2,450	13.04 to 11.84	30,066	1.90 to 0.45	1.54	0.12 to -1.32

Short Term Government Income Trust Series II(*)	2020	2,003	12.49 to 11.48	24,222	2.05 to 1.00	1.50	2.36 to 1.29
	2019	1,683	12.20 to 11.34	19,947	2.05 to 1.00	1.43	2.15 to 1.09
	2018	1,871	11.95 to 11.21	21,847	2.05 to 1.00	1.78	-0.37 to -1.42
	2017	1,988	11.99 to 11.38	23,433	2.05 to 1.00	1.14	-0.63 to -1.66
	2016	2,420	12.07 to 11.57	28,883	2.05 to 1.00	1.39	-0.55 to -1.59

Small Cap Index Trust Series I(*)	2020	306	42.48 to 41.35	12,813	1.90 to 1.40	1.39	17.63 to 17.04
	2019	334	36.12 to 35.33	11,902	1.90 to 1.40	0.97	23.31 to 22.69
	2018	394	29.29 to 28.79	11,426	1.90 to 1.40	0.94	-12.66 to -13.10
	2017	419	33.54 to 33.14	13,903	1.90 to 1.40	0.43	12.80 to 12.24
	2016	468	29.73 to 29.52	13,815	1.90 to 1.40	1.15	19.29 to 18.70

Small Cap Index Trust Series II(*)	2020	718	51.72 to 47.56	30,200	2.05 to 0.45	1.22	18.52 to 16.63
	2019	824	43.64 to 40.78	29,572	2.05 to 0.45	0.77	24.22 to 22.24
	2018	939	35.13 to 33.36	27,410	2.05 to 0.45	0.71	-11.95 to -13.36
	2017	1,077	39.90 to 38.50	36,107	2.05 to 0.45	0.24	13.67 to 11.87
	2016	1,276	35.10 to 34.42	38,444	2.05 to 0.45	0.95	20.16 to 18.26

Small Cap Opportunities Trust Series I(*)	2020	677	54.30 to 42.03	30,659	1.90 to 0.45	0.70	9.39 to 7.81
	2019	765	49.64 to 38.98	31,997	1.90 to 0.45	0.39	24.97 to 23.17
	2018	875	39.72 to 31.65	29,574	1.90 to 0.45	0.41	-14.23 to -15.48
	2017	975	46.32 to 37.44	38,837	1.90 to 0.45	0.41	10.58 to 8.99
	2016	1,113	41.89 to 34.36	40,503	1.90 to 0.45	0.46	18.93 to 17.22

Small Cap Opportunities Trust Series II(*)	2020	573	39.66 to 25.11	24,278	2.05 to 1.00	0.52	8.56 to 7.42
	2019	657	36.92 to 23.13	25,692	2.05 to 1.00	0.17	24.01 to 22.71
	2018	754	30.08 to 18.65	23,803	2.05 to 1.00	0.23	-14.88 to -15.78
	2017	854	35.72 to 21.91	31,838	2.05 to 1.00	0.23	9.76 to 8.62
	2016	941	32.88 to 19.96	32,081	2.05 to 1.00	0.26	18.06 to 16.83

Small Cap Stock Trust Series I(*)	2020	25	48.66 to 44.17	1,196	1.55 to 0.80	0.00	50.34 to 49.21
	2019	26	32.36 to 29.60	825	1.55 to 0.80	0.00	36.92 to 35.90
	2018	27	23.64 to 21.78	637	1.55 to 0.80	0.00	-5.95 to -6.66
	2017	29	25.13 to 23.34	718	1.55 to 0.80	0.00	25.46 to 24.53
	2016	36	20.03 to 18.74	712	1.55 to 0.80	0.00	1.48 to 0.72

Small Cap Stock Trust Series II(*)	2020	640	72.83 to 56.67	38,273	2.05 to 0.45	0.00	50.55 to 48.16
	2019	791	48.37 to 38.25	31,805	2.05 to 0.45	0.00	37.13 to 34.95
	2018	866	35.28 to 28.34	25,610	2.05 to 0.45	0.00	-5.87 to -7.37
	2017	887	37.48 to 30.60	28,001	2.05 to 0.45	0.00	25.71 to 23.72
	2016	999	29.81 to 24.73	25,360	2.05 to 0.45	0.00	1.68 to 0.07

Small Cap Value Trust Series I(*)	2020	20	31.21 to 28.33	616	1.55 to 0.80	1.07	-7.44 to -8.14
	2019	22	33.72 to 30.84	739	1.55 to 0.80	0.59	25.51 to 24.58
	2018	23	26.86 to 24.76	617	1.55 to 0.80	0.68	-13.20 to -13.85
	2017	24	30.95 to 28.74	727	1.55 to 0.80	0.93	2.91 to 2.14
	2016	26	30.08 to 28.14	761	1.55 to 0.80	0.70	21.69 to 20.79

Small Cap Value Trust Series II(*)	2020	657	30.44 to 21.68	20,452	2.05 to 1.00	0.85	-7.88 to -8.84
	2019	727	33.39 to 23.53	24,815	2.05 to 1.00	0.38	25.08 to 23.77
	2018	825	26.98 to 18.82	22,710	2.05 to 1.00	0.45	-13.53 to -14.44
	2017	1,004	31.53 to 21.76	32,188	2.05 to 1.00	0.72	2.47 to 1.40
	2016	1,187	31.10 to 21.24	37,335	2.05 to 1.00	0.49	21.23 to 19.97

Small Company Value Trust Series I(*)	2020	681	54.88 to 48.14	36,720	1.90 to 1.40	0.28	7.72 to 7.18
	2019	765	50.94 to 44.91	38,287	1.90 to 1.40	0.85	23.78 to 23.16
	2018	840	41.15 to 36.46	34,015	1.90 to 1.40	0.36	-14.16 to -14.59
	2017	969	47.94 to 42.69	45,720	1.90 to 1.40	0.23	9.95 to 9.40
	2016	1,134	43.61 to 39.02	48,702	1.90 to 1.40	0.77	30.48 to 29.83

Small Company Value Trust Series II(*)	2020	861	45.40 to 25.74	36,283	2.05 to 1.00	0.11	7.98 to 6.85
	2019	973	42.49 to 23.84	38,190	2.05 to 1.00	0.66	23.97 to 22.68
	2018	1,082	34.63 to 19.23	34,596	2.05 to 1.00	0.17	-13.96 to -14.87
	2017	1,224	40.68 to 22.35	45,916	2.05 to 1.00	0.21	10.15 to 9.01
	2016	1,433	37.32 to 20.29	49,189	2.05 to 1.00	0.58	30.73 to 29.37

Strategic Income Opportunities Trust Series I(*)	2020	1,060	30.38 to 23.86	27,226	1.90 to 0.45	1.63	8.10 to 6.54
	2019	1,168	28.10 to 22.39	28,057	1.90 to 0.45	2.71	10.41 to 8.82
	2018	1,319	25.45 to 20.58	28,929	1.90 to 0.45	3.60	-5.46 to -6.83
	2017	1,590	26.92 to 22.08	37,169	1.90 to 0.45	3.10	5.12 to 3.61
	2016	1,725	25.61 to 21.32	38,766	1.90 to 0.45	2.35	4.65 to 3.14

Strategic Income Opportunities Trust Series II(*)	2020	1,257	22.80 to 16.06	29,990	2.05 to 1.00	1.47	7.28 to 6.16
	2019	1,383	21.48 to 14.97	30,786	2.05 to 1.00	2.50	9.65 to 8.50
	2018	1,489	19.80 to 13.65	30,584	2.05 to 1.00	3.43	-6.23 to -7.22

77 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Strategic Income Opportunities Trust Series II(*)	2017	1,748	$ 21.34 to $ 14.56	$38,635	2.05 % to 1.00%	2.91%	4.32 % to 3.24%
	2016	1,846	20.67 to 13.96	39,250	2.05 to 1.00	2.14	3.94 to 2.85

Total Bond Market Series Trust NAV(*)	2020	6,252	14.91 to 14.02	92,431	1.55 to 0.80	2.33	6.53 to 5.73
	2019	6,564	14.00 to 13.26	91,184	1.55 to 0.80	2.30	7.44 to 6.63
	2018	6,904	13.03 to 12.44	89,339	1.55 to 0.80	2.67	-1.04 to -1.79
	2017	8,001	13.17 to 12.67	104,753	1.55 to 0.80	2.81	2.52 to 1.75
	2016	8,492	12.84 to 12.45	108,577	1.55 to 0.80	2.63	1.63 to 0.87

Total Bond Market Trust Series II(*)	2020	5,471	14.21 to 13.14	75,640	2.10 to 0.35	2.25	6.74 to 4.88
	2019	4,043	14.10 to 12.53	52,973	2.10 to 0.45	2.12	7.54 to 5.78
	2018	4,408	13.11 to 11.84	54,255	2.10 to 0.45	2.34	-0.94 to -2.57
	2017	4,595	12.82 to 12.16	57,667	2.10 to 1.00	2.50	2.06 to 0.94
	2016	5,640	12.56 to 12.04	69,701	2.10 to 1.00	2.39	1.17 to 0.06

Total Stock Market Index Trust Series I(*)	2020	1,310	43.61 to 39.63	46,821	1.90 to 0.45	1.73	20.90 to 19.15
	2019	1,486	36.07 to 33.26	44,393	1.90 to 0.45	1.54	29.05 to 27.19
	2018	1,668	27.95 to 26.15	39,008	1.90 to 0.45	1.15	-6.13 to -7.49
	2017	1,892	29.78 to 28.26	47,614	1.90 to 0.45	1.72	20.05 to 18.33
	2016	501	23.89 to 21.17	10,728	1.90 to 1.40	1.43	10.82 to 10.27

Total Stock Market Index Trust Series II(*)	2020	885	48.39 to 22.45	39,416	2.05 to 1.00	1.56	19.98 to 18.72
	2019	967	40.76 to 18.71	36,134	2.05 to 1.00	1.35	28.12 to 26.78
	2018	1,098	32.15 to 14.61	32,265	2.05 to 1.00	0.95	-6.86 to -7.84
	2017	1,220	34.89 to 15.68	38,772	2.05 to 1.00	1.19	19.13 to 17.89
	2016	1,153	29.59 to 13.16	31,020	2.05 to 1.00	1.25	9.88 to 5.30

Ultra Short Term Bond Trust Series I(*)	2020	998	12.43 to 11.50	12,300	1.55 to 0.80	1.92	0.66 to -0.10
	2019	775	12.35 to 11.51	9,489	1.55 to 0.80	1.63	2.29 to 1.53
	2018	860	12.07 to 11.34	10,300	1.55 to 0.80	2.06	0.59 to -0.17
	2017	728	12.00 to 11.35	8,671	1.55 to 0.80	1.65	-0.14 to -0.89
	2016	906	12.02 to 11.46	10,817	1.55 to 0.80	1.65	-0.28 to -1.02

Ultra Short Term Bond Trust Series II(*)	2020	20,405	12.75 to 10.62	233,366	2.10 to 0.35	1.81	0.92 to -0.83
	2019	18,954	12.63 to 10.71	216,056	2.10 to 0.35	1.78	2.55 to 0.78
	2018	15,671	12.31 to 10.63	176,623	2.10 to 0.35	1.53	0.84 to -0.92
	2017	16,588	12.21 to 10.73	187,373	2.10 to 0.35	1.34	0.11 to -1.62
	2016	21,661	12.20 to 10.90	246,916	2.10 to 0.35	1.36	-0.03 to -1.76

Value Opportunities	2020	28	175.57 to 49.27	3,037	1.80 to 1.40	1.00	18.15 to 17.67
	2019	33	148.61 to 41.87	2,961	1.80 to 1.40	1.54	26.98 to 26.47
	2018	40	117.04 to 33.11	2,680	1.80 to 1.40	1.11	-7.84 to -8.21
	2017	42	126.98 to 36.07	3,120	1.80 to 1.40	0.71	12.27 to 11.83
	2016	53	113.10 to 32.25	3,310	1.80 to 1.40	0.10	21.74 to 21.25

78 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the vari able account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

79 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality a nd expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

80 of 80

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)	Financial Statements
(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]
(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]
(b)	Exhibits
(1)	(i)	Form of Resolution of the Board of Directors of North American Security Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H—Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement filed January 2, 2002 (the “Pre-effective Amendment”).
(2)	Agreements for custody of securities and similar investments—NOT APPLICABLE.
(3)	(i)	Underwriting Agreement dated August 10, 1995—Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.
(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(4)	(i)	Specimen Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Previously filed as Exhibit (b)(4) (i) to the initial registration statement on Form N-4 (file no. 333-59168) filed April 18, 2001.
(ii)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(B) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(iii)	Form of Specimen Income Plus for Life—Joint Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(C) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(iv)	Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(D) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(v)	Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to Exhibit 24. (b)4(i)(E) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(vi)	Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(i)(F) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(vii)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24. (b)4(i)(G) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.
(viii)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08), incorporated by reference to Exhibit 24.(b)(4)(iv) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(ix)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to Exhibit 24.(b)(4)(v) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(x)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to Exhibit 24.(b)(4)(vi) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

(xi)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002Q.08), incorporated by reference to Exhibit 24.(b)(4)(vii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.
(xii)	Form of Specimen Principal Plus for Life Rider Series Endorsement Terminating the Principal Plus for Life Rider and All In Force Guaranteed Minimum Death Benefits Provided Under Such Rider (END.PPFL OFFER 0719), incorporated by reference to Exhibit [specific to the 333-70728] to Post-Effective Amendment No. 50 to Registration Statement, File No. 333-70728, filed on April 24, 2020.
(5)	(i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.
(ii)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98)—Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.
(iii)	Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture III (APPVENIII0507), incorporated by reference to Exhibit 24(b)(5)(iii) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-70850, filed on June 13, 2008.
(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(ii)	Certificate of Amendment of Certificate of Incorporation of the Company, Name Change July 1984— Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.
(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.
(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Form N-4. File No. 333-70728, filed May 1, 2007.
(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24(b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.
(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.
(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.
(7)	(i)	Form of Variable Annuity Reinsurance Agreement Contract with Connecticut General Life Insurance Company, effective July 1, 1997—Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.
(ii)	Form of Automatic Reinsurance Agreement with Swiss Re Life & Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.
(iii)	Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(iv)	Form of Coinsurance Agreement with Peoples Security Life Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-06011 filed January 29, 1997.

(v)	Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000.—Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment.
i	Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the “Post-Effective Amendment No. 1”).
ii	Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.
iii	Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.
(vi)	Form of Automatic Reinsurance Agreement (Agreement 2000-21) with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7) (vi) to Post Effective Amendment No. 1.
(vii)	Form of Automatic Reinsurance Agreement (Agreement 2001-41) with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.
(viii)	Automatic Reinsurance Agreement No. 2001-47 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(i) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(ix)	Automatic Reinsurance Agreement No. 2001-48 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:
(i)	(A)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(B)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(ii)	(A)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iii)	(A)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.
(B)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds

Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.
(C)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.
(D)	Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.
(E)	Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.
(F)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post- Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.
(G)	Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.
(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit 24(b)(9) to the Pre-Effective Amendment.
(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]
(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.
(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.
(13)	Schedules of computation,— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 033-76162, filed March 1, 1996.
(14)	Financial Data Schedule—NOT APPLICABLE.
(15)	(i)	Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen.—incorporated by reference to Exhibit 24(b)(15) to Post-Effective Amendment 21 to this Registration Statement, File No. 333-70850, filed on May 3, 2010.
(ii)	Power of Attorney for Steven Finch, Incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 22 to this Registration Statement, File No. 333-70850, filed August 2, 2010.
(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(iii) to Post-Effective Amendment No. 24 to this Registration Statement, filed on May 2, 2011.
(iv)	Power of Attorney for Marianne Harrison. Incorporated by reference to Exhibit 24(b)(15)(iv) to Post-Effective Amendment No. 26 to this Registration Statement, File No. 333-70850, filed on April 30, 2012.
(v)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(v) to Post-Effective Amendment No. 28 to this Registration Statement, File No. 333-70850, filed on April 26, 2013.
(vi)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(vi) to Post-Effective Amendment No. 30 to this Registration Statement, File No. 333-70850, filed on April 28, 2014.
(vii)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(15)(vii) to Post-Effective Amendment No. 33 to this Registration Statement, File No. 333-70850, filed on April 28, 2017.

(viii)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(viii) to Post-Effective Amendment No. 34 to this Registration Statement, File No. 333-70850, filed on April 27, 2018.
(ix)	Power of Attorney for Brooks Tingle, incorporated by reference to Exhibit 24(b)(15)(ix) to Post-Effective Amendment No. 35 to this Registration Statement, File No. 333-70850, filed on April 26, 2019.
(x)	Power of Attorney for J. Stephanie Nam, incorporated by reference to Exhibit 24(b)(15)(x) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xi)	Power of Attorney for Ken Ross, incorporated by reference to Exhibit 24(b)(15)(xi) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xii)	Power of Attorney for Henry H. Wong, incorporated by reference to Exhibit 24(b)(15)(xii) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(xiii)	Power of Attorney for Shamus Weiland. [FILED HEREWITH]
Item 25. Directors and Officers of the Depositor.
Officers and Directors of John Hancock Life Insurance Company (U.S.A.) Effective as of March 31, 2021
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director, Executive Vice President, Chief Information Officer
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott**
Christopher Paul Conkey**
Donna Lowe Carbell*****
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad***	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
Emanuel Alves**	General Counsel

Name and Principal Business Address	Position with Depositor
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Gaurav Hans Saini*
Martin Sheerin*	Chief Financial Officer
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Jon Bourgault**	Senior Counsel
Paul Boyne**
Ian B. Brodie**
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Diana Chan***	Treasury Operations
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Michelle M. Dauphinais*
Laura David*
Robert Donahue*
Jeffrey Duckworth**
Karin Jane Egan*
Jacqueline De Ritis Feild*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Scott Francolini*
Paul Gallagher**
Susan Ghalili*
Jeffrey N. Given**
Thomas C. Goggins**
Howard C. Greene**
Len van Greuning*
Erik Gustafson**

Name and Principal Business Address	Position with Depositor
Jeffrey Hammer***
Richard Harris***	Appointed Actuary
John Hatch*
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Hung Ko***	Treasury
Audrea Laffely*
Diane R. Landers**
Michael Landolfi**
Julie Law*
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Kevin McGuire*
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Michelle Morey*
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
Tracey Polsgrove*
Mark Regan*
Todd Renneker**
Sandra Rezendes*
Charles A. Rizzo**
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Devon Russell*
Colette Sagar*
Thomas Samoluk**
Paul Sanabria**
Emory W. Sanders*

Name and Principal Business Address	Position with Depositor
Jeffrey R. Santerre**
Dolores (Dee Dee) Schreitmueller**
Stephen Schuman*
Christopher L. Sechler**
Thomas Shea**
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
William Henry Thompson Jr.*
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Simonetta Vendittelli*	Controller
Patrick R. Verderico*
Peter de Vries*
Jennifer White*
Adam Wise**
R. Blake Witherington**
Thomas Zakian**
Ross Zilber*

*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 500 King Street, North Waterloo, Ontario, Canada N2J4C6
Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.
Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.
On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2020, appears below:

MANUFLIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2020

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC [2] (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario) [4]
Manulife Property Limited Partnership II (Ontario) [4]
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership [5] (Alberta)
PT Asuransi Jiwa Manulife Indonesia [1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited [6] (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Management (M) Berhad (Malaysia)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
95%
97%
51%
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Insurance (Thailand) Public Company Limited is 97% held directly and indirectly by Manulife Financial Asia Limited
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.
As of March 31, 2021, there were 48,467 qualified contracts and 30,345 non-qualified contracts of the series offered hereby outstanding.
Item 28. Indemnification.
Article XIV of the Restated Articles of Redomestication of the Company provides as follows:
No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:
i) a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;
ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;
iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;
iv) a transaction from which the director derived an improper personal benefit; or
v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.
If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.
Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriters.
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
Rick Carlson**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) None.
Item 30. Location of Accounts and Records.
All books and records are maintained at 200 Berkeley Street, Boston, MA 02116.
Item 31. Management Services.
None.
Item 32. Undertakings.
(a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.
Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.
(c) Undertakings Pursuant to Item 32 of Form N-4.
(1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;
(2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and
(3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 23rd day of April, 2021.
John Hancock Life Insurance Company (U.S.A.) Separate Account H (Registrant)
By:	John Hancock Life Insurance Company (U.S.A.) (Depositor)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President
John Hancock Life Insurance Company (U.S.A.)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President

SIGNATURES
As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 23rd day of April, 2021.
Signature	Title
/s/ Marianne Harrison Marianne Harrison	Chair and President (Principal Executive Officer)
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* Linda A. Davis Watters	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	AVP and Assistant Chief Counsel

EXHIBIT INDEX
Item No.	Description
24(b)(10)	Consent of Independent Registered Public Accounting Firm
24(b)(15)(xiii)	Power of Attorney for Shamus Weiland